As filed with the Securities and Exchange Commission on April 28, 2021

Registration No.         333- 249120

811- 05672

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Pre-Effective Amendment No. ___

Post-Effective Amendment No. 1

and

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No.     351

WRL SERIES ANNUITY ACCOUNT

(Exact Name of Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8511

Brian Stallworth, Esquire

Transamerica Life Insurance Company

c/o Office of the General Counsel

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

It is proposed that this filing become effective:

immediately upon filing pursuant to paragraph (b) of Rule 485
__X__	on May 1, 2021 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

WRL FREEDOM PREMIER®

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

WRL Series Annuity Account

Supplement Dated May 1, 2021

to the

Prospectus dated May 1, 2021

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $500,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $500,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Premier® dated May 1, 2021

WRL FREEDOM PREMIER®
Issued Through
WRL SERIES ANNUITY ACCOUNT
By
TRANSAMERICA LIFE INSURANCE COMPANY
The WRL Freedom Premier policy, formerly known as WRL Freedom Premier II is a flexible premium deferred variable annuity policy (the “policy”), which is no longer available for purchase by new policy owners. The policy offers many investment choices. You may invest in the separate account, which provides a means of investing in various underlying fund portfolios. You bear the entire risk for all amounts you invest in the subaccounts. You may also invest in a fixed account, which offers interest rates that are guaranteed by Transamerica Life Insurance Company. You may choose any combination of these investment choices.
This prospectus and the underlying fund prospectuses give you important information about the policy and the underlying fund portfolios. Please read them carefully before you invest and keep them for future reference.
If you would like more information about the WRL Freedom Premier policy, formerly known as WRL Freedom Premier II, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2021. Please call us at (800) 851-9777 or write us at: Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and the SAI is incorporated herein by reference. More information about the variable annuity policy can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at (800)-732-0330. The SEC also maintains a web site (www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information. The table of contents of the SAI is included at the end of this prospectus.
The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
We want to let you know that beginning January 1, 2021, we will no longer mail copies of shareholder reports for funds in your portfolio. This change is permitted by regulations adopted by the Securities and Exchange Commission. Instead, the reports will be made available on our website. We’ll let you know by mail each time a report is posted. The notification will have a URL for accessing the report.
If you’ve already elected to receive documents from us electronically, you’re not affected by this change. You’re already receiving an email with a link to the reports so there’s nothing you need to do.
You do have the option of continuing to receive paper copies of all future shareholder reports free of charge. If you’d like this option, give us a call at (800)525-6205, Monday through Thursday 8 – 6:30, or Friday 8 – 5:30 ET.
Prospectus Date: May 1, 2021
Statement of Additional Information Date: May 1, 2021

The subaccounts currently available under this policy invest in the following underlying fund portfolios:
SUBACCOUNT	UNDERLYING FUND PORTFOLIO
ProFund Access VP High Yield	ProFund Access VP High Yield
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Bull	ProFund VP Bull
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP Government Money Market	ProFund VP Government Money Market
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP Utilities	ProFund VP Utilities
TA Aegon High Yield Bond - Service Class	Transamerica Aegon High Yield Bond VP - Service Class
TA Aegon U.S. Government Securities - Service Class	Transamerica Aegon U.S. Government Securities VP - Service Class
TA Aegon Sustainable Equity Income - Service Class	Transamerica Aegon Sustainable Equity Income VP - Service Class
TA BlackRock Global Real Estate Securities - Service Class	Transamerica BlackRock Global Real Estate Securities VP - Service Class
TA BlackRock Government Money Market - Service Class	Transamerica BlackRock Government Money Market VP - Service Class
TA BlackRock iShares Edge 40- Service Class	Transamerica BlackRock iShares Edge 40 VP - Service Class
TA BlackRock Tactical Allocation - Service Class	Transamerica BlackRock Tactical Allocation VP - Service Class
TA International Growth - Service Class	Transamerica Greystone International Growth VP - Service Class
TA Janus Balanced - Service Class	Transamerica Janus Balanced VP - Service Class
TA Janus Mid-Cap Growth - Service Class	Transamerica Janus Mid-Cap Growth VP - Service Class
TA JPMorgan Asset Allocation - Conservative - Service Class	Transamerica JPMorgan Asset Allocation - Conservative VP – Service Class
TA JPMorgan Asset Allocation - Growth - Service Class	Transamerica JPMorgan Asset Allocation - Growth VP – Service Class
TA JPMorgan Asset Allocation - Moderate - Service Class	Transamerica JPMorgan Asset Allocation - Moderate VP – Service Class
TA JPMorgan Asset Allocation - Moderate Growth - Service Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP – Service Class
TA JPMorgan Core Bond - Service Class	Transamerica JPMorgan Core Bond VP - Service Class

SUBACCOUNT	UNDERLYING FUND PORTFOLIO
TA JPMorgan Enhanced Index - Service Class	Transamerica JPMorgan Enhanced Index VP – Service Class
TA JPMorgan International Moderate Growth - Service Class	Transamerica JPMorgan International Moderate Growth VP – Service Class
TA JPMorgan Tactical Allocation - Service Class	Transamerica JPMorgan Tactical Allocation VP - Service Class
TA Managed Risk - Balanced ETF - Service Class	Transamerica Managed Risk - Balanced ETF VP - Service Class
TA Managed Risk - Growth ETF - Service Class	Transamerica Managed Risk - Growth ETF VP - Service Class
TA Morgan Stanley Capital Growth - Service Class	Transamerica Morgan Stanley Capital Growth VP – Service Class
TA Multi-Managed Balanced - Service Class	Transamerica Multi-Managed Balanced VP – Service Class
TA PIMCO Tactical - Balanced - Service Class	Transamerica PIMCO Tactical - Balanced VP - Service Class
TA PIMCO Tactical - Conservative - Service Class	Transamerica PIMCO Tactical - Conservative VP - Service Class
TA PIMCO Tactical - Growth - Service Class	Transamerica PIMCO Tactical - Growth VP - Service Class
TA PIMCO Total Return - Service Class	Transamerica PIMCO Total Return VP – Service Class
TA QS Investors Active Asset Allocation - Conservative - Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP - Service Class
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP - Service Class
TA Small Mid Cap Value - Service Class	Transamerica Small/Mid Cap Value VP – Service Class
TA T. Rowe Price Small Cap - Service Class	Transamerica T. Rowe Price Small Cap VP – Service Class
TA WMC US Growth - Service Class	Transamerica WMC US Growth VP – Service Class
For more information on the underlying fund portfolios, please refer to the prospectus for the underlying fund portfolio.

TABLE OF CONTENTS continued
APPENDIX C
Policy form number WL18	81
CONDENSED FINANCIAL INFORMATION	86
APPENDIX D
guaranteed minimum income benefit rider (No longer available)	108
v

GLOSSARY OF TERMS
accumulation period - The period between the policy date and the maturity date while the policy is in force.
accumulation unit value - An accounting unit of measure we use to calculate subaccount values during the accumulation period.
Administrative Office - Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499, (800) 851-9777. Please send all premium payments, loan repayments, correspondence and notices to the Administrative Office.
age - The issue age, which is annuitant’s age on his/her birthday immediately preceding the policy date. Attained age is the issue age plus the number of completed policy years. When we use the term “age” in this document, it has the same meaning as “attained age” in the policy.
annuitant - The person on whose life any annuity payments involving life contingencies will be based.
annuitize (annuitization) - When you switch from the accumulation period to the income phase and we begin to make annuity payments to you (or your designee).
annuity unit value - An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.
annuity value - The sum of the separate account value and the fixed account value at the end of any valuation period.
Beneficiary(ies) - The person(s) who has the right to the death benefit as set forth in the policy.
cash value - The annuity value less any applicable  less any premium taxes, any surrender charge, any loans and unpaid accrued interest, the annual policy charge and any rider charges.
Code - The Internal Revenue Code of 1986, as amended.
death claim day - Any day after the death report day on which we receive a beneficiary’s completed election form regarding payment of his/her portion of the death benefit proceeds that are payable upon the death of an owner who is the annuitant.
death report day - The valuation date on which we have received due proof of death.
fixed account - One or more investment options under the policy that are part of our general assets and are not in the separate account.
fixed account value - During the accumulation period, your policy’s value in the fixed account.
in force - Condition under which the policy is active and an owner is entitled to exercise all rights under the policy.
maturity date - The date on which the accumulation period ends and annuity payments begin.
monthiversary - The same day in the month as the policy date. When there is no date in a calendar month that coincides with the policy date, the monthiversary is the first day of the next month.
NYSE - New York Stock Exchange.
owner (you, your) - The person(s) entitled to exercise all rights and privileges under the policy. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time. Joint owners may be named, provided the joint owners are husband and wife. Joint ownership is not available in all states.
policy anniversary - The same day in each succeeding year as the policy date. If there is no day in a calendar year which coincides with the policy date, the policy anniversary will be the first day of the next month.
policy date - The date shown on the contract schedule attached to the policy and the date on which the policy becomes effective.
premium payments - Amounts paid by an owner or on an owner’s behalf to Transamerica Premier Life Insurance Company as consideration for the benefits provided by the policy. When we use the term “premium payment” or “premium” in this prospectus, it has the same meaning as “net payment” in the policy, which means the premium payment less any applicable premium taxes.
separate account - WRL Series Annuity Account, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
separate account value - The portion of the policy value that is invested in the separate account.
subaccount - A subdivision within the separate account, the assets of which are invested in a specified underlying fund portfolio.

surrender - The termination of a policy at the option of an owner.
underlying fund portfolio - Investment companies which are registered with the U.S. Securities and Exchange Commission. The policy allows you to invest in the underlying fund portfolios through our subaccounts. We reserve the right to add other underlying fund portfolios as investment choices under the policy in the future.
valuation date - Each day on which the NYSE is open for trading, except when a subaccount's corresponding portfolio does not value its shares. Transamerica Premier Life Insurance Company is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.
valuation period - The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each business day.

SUMMARY
The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail. Please read the entire prospectus carefully.
Certain provisions of policy form number WL18 are different than those described herein. See “Appendix C” for information concerning policy form number WL18.
THE ANNUITY POLICY
The WRL Freedom Premier policy, formerly known as WRL Freedom Premier II is a flexible premium deferred variable deferred annuity policy (the “policy”) issued by Transamerica Life Insurance Company (the Company, we, us, or our). It is a policy between you, as the owner, and Transamerica Life Insurance Company, a life insurance company. The policy provides a way for you to invest on a tax-deferred basis in the subaccounts of the separate account and fixed account. We intend the policy to be used to accumulate money for retirement or other long-term investment purposes.
This policy allows you to direct your money into one or more of the subaccounts. Each subaccount invests exclusively in a single underlying fund portfolio of a fund. The money you invest in the subaccounts will fluctuate daily based on the underlying portfolio’s investment results. The value of your investment in the subaccounts is not guaranteed and may increase or decrease. You bear the investment risk for amounts you invest in the subaccounts.
You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 2% (in most states), and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account. The fixed account is not available in all states.
You can transfer money between any of the investment choices during the accumulation period, subject to certain limits on transfers from the fixed account.
For an additional fee, you may select either a compounding minimum death benefit rider or an annual step-up death benefit rider. You may only add one of the optional death benefit riders when you purchase the policy. If you purchase one of these riders, you cannot drop it after we issue your policy. You may also add the Additional Earnings Rider that may provide a supplemental death benefit if you have not already selected an optional death benefit rider. See SUMMARY - Death Benefit and ADDITIONAL FEATURES – Additional Earnings Rider, for details concerning these death benefit riders. Subject to compliance with applicable law, we may at any time discontinue offering any optional rider described in this prospectus.
The Guaranteed Minimum Income Benefit Rider is no longer available for new sales, but if you have previously elected the Guaranteed Minimum Income Benefit Rider you can still upgrade. See “Appendix D.”
The policy, like all deferred annuity policies, has two phases: the “accumulation period” and the “income phase.” During the accumulation period, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the policy. The income phase starts on the maturity date when you begin receiving regular payments from your policy. The money you can accumulate during the accumulation period, as well as the annuity payment option you choose, will largely determine the amount of any income payments you receive during the income phase.
PURCHASE
You can buy this policy with $5,000 ($1,000 for traditional or Roth IRAs and $50 for other qualified policies) or more under most circumstances. However, we no longer offer this policy for purchase by new policy owners. You can add as little as $50 at any time during the accumulation period. We allow premium payments up to a total of $1,000,000 per policy year without prior approval. There is no limit on the total premium payments you may make during the accumulation period.
INVESTMENT CHOICES
You can allocate your premium payments to one of several underlying fund portfolios listed in the Investment Choices section in this prospectus and described in the underlying fund portfolio prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.
You can also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation period. We reserve the right to impose a $10 fee for each transfer in excess of 12 transfers per policy year. Currently, we do not charge a transfer fee. We reserve the right to impose restrictions and limitations on transfers.
EXPENSES
See “Appendix C” for information concerning policy Form Number WL18.
We do not take any deductions for sales charges from premium payments at the time you buy the policy. You generally invest the full amount of each premium payment in one or more of the investment choices.
During the accumulation period we deduct a daily mortality and expense risk charge of 0.85% annually (1.25% if you select the compounding minimum death benefit rider or annual step-up death benefit rider) and a daily administrative charge of 0.40% annually from the money you have invested in the subaccounts. During the income phase, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charge. The optional death benefit riders are not available in all states.
If you select the Additional Earnings Rider, there is an annual charge during the accumulation period of 0.35% of your policy's annuity value. This charge will not increase after you purchase the rider. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider. We do not assess this charge during the income phase. This rider is not available in all states.
During the accumulation period, we deduct an annual policy charge of $30 from the annuity value on each policy anniversary and at the time of surrender. We currently waive this charge if either your annuity value, or the total premiums you have paid us, minus all partial surrenders (including surrender charges), equals or exceeds $50,000 on the policy anniversary when this charge is payable. However, we will deduct this charge from your annuity value if you surrender your policy completely.
We impose a $10 charge per transfer if you make more than 12 transfers among the subaccounts per policy year. There is no charge for transfers from the fixed account. We do not currently charge for transfers, although we reserve the right to do so in the future.
If you take a policy loan, we will impose a $30 loan processing fee. Only certain types of qualified policies can take policy loans. This fee is not applicable in all states.
We may deduct state premium taxes, which currently range from 0% to 3.50%, when you make your premium payment(s), if you surrender the policy or withdraw its value, if we pay out death benefit proceeds, or if you begin to receive regular annuity payments. We only charge you premium taxes in those states that require us to pay premium taxes.
If you make a partial surrender or surrender your policy completely, we will deduct a surrender charge for premium payments surrendered within seven years after we receive the premium payment. This charge is 7% of the amount surrendered if the surrender occurs within 24 months or less of our receipt of the premium payment, and then declines gradually to 6% - 25 through 36 months; 5% - 37 through 48 months; 4% - 49 through 60 months; 3% - 61 through 72 months; 2% - 73 through 84 months; and no surrender charge - 85 months or more.
When we calculate surrender charges, we treat partial surrenders as coming first from the oldest premium payment, then the next oldest and so forth. For partial surrenders you make in any policy year, we will waive all or a portion of the surrender charge up to the maximum free amount. Partial surrenders in excess of the maximum free amount will be subject to a surrender charge. We will deduct the full surrender charge if you surrender your policy completely. The “free amount” waiver does not apply to a complete surrender. We waive this charge under certain circumstances. See EXPENSES - Surrender Charge for how we calculate surrender charges and waivers.
The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the ANNUITY POLICY FEE TABLE section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.
See OTHER INFORMATION - Distribution of the Policies for information concerning compensation we pay our agents for the sale of the policies.

ACCESS TO YOUR MONEY
You can take some or all of your money out at any time during the accumulation period. However, you may not take a Surrenders if it reduces the cash value below $5,000. No Surrenders may be made from the fixed account without prior consent from us. Access to amounts held in qualified policies may be restricted or prohibited by law or regulation or the terms of the plan. Other restrictions and Surrenders charges may apply. You may also have to pay federal income tax and a penalty tax on any money you take out.
Surrenderss will reduce your cash value. Depending on its amount and timing, a Surrenders may considerably reduce or eliminate some of the benefits and guarantees provided by your policy. For example, Surrenderss may reduce the death benefit and the Additional Earnings Rider benefit by more than the amount withdrawn.
You should carefully consider whether a withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of Surrenderss (generally) on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.
ANNUITY PAYMENTS (THE INCOME PHASE)
The policy allows you to receive income after the maturity date under one of several annuity payment options. You may choose from fixed payment options or variable payment options. If you select a variable payment option, the dollar amount of the payments you receive may go up or down depending on the investment results of the portfolios you invest in at that time. Generally, you cannot annuitize before your policy’s fifth anniversary.
DEATH BENEFIT
If you are both an owner and the annuitant and you die before the maturity date, your beneficiary will receive the death benefit proceeds. If your surviving spouse, if eligible continues (if a joint owner) or elects to continue (if a sole beneficiary) the policy, the surviving spouse becomes the sole owner and annuitant. We will increase the annuity value as of the death report day to equal the death benefit proceeds (described below) as of the death report day and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse. Death benefit provisions may vary by state.
If you are named only as an owner, and you die before the annuitant and before the maturity date, and if your surviving spouse is the joint owner or sole beneficiary, then the policy continues. However, the annuity value is not increased to equal the death benefit proceeds.
If you name different persons as owner and annuitant, you can affect whether the death benefit proceeds are payable and who will receive them. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.
If the annuitant dies before the maturity date, the death benefit proceeds, if payable, will be determined by the death benefit option described in your policy and in any optional death benefit rider that you purchased. If you purchase an optional death benefit rider, you cannot drop it after we issue your policy.
Under the standard death benefit, the death benefit proceeds will be the greater of:
•	the annuity value as of your death report day; or
•	the total premium payments you make to the policy, reduced by any adjusted partial surrenders.
Under the compounding minimum death benefit rider, the death benefit proceeds will be the greater of:
•	the death benefit proceeds as determined under the standard death benefit; or
•	total premiums paid for this policy, less any adjusted partial surrenders, accumulated at 5% interest per annum from the date of payment or partial surrender until the earlier of (a) the date of death, or (b) the date of the annuitant’s 81st birthday. This death benefit will not exceed 200% of total premium payments less partial surrenders.
Under the annual step-up death benefit rider, the death benefit proceeds will be the greater of:
•	the death benefit proceeds as determined under the standard death benefit; or
•	the highest annuity value as of any policy anniversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premiums made, and decreased for adjusted partial surrenders taken, following the date of the policy anniversary on which the highest annuity value occurs. This death benefit will not exceed 200% of total premium payments less partial surrenders.
The adjusted partial surrender is equal to (a) times (b) where:

(a)	is the ratio of the value of any proceeds that would have been payable had death occurred, to the annuity value, as these amounts existed on the date the partial surrender is processed, but prior to the processing; and
(b)	is the amount of the partial surrender.
An additional death benefit may be payable if you purchase the Additional Earnings Rider and it is in effect at the time the death benefit proceeds become payable. You may only select the Additional Earnings Rider if you are both the owner and the annuitant (except in the case of a trust or employer-sponsored plan). This rider is not available in all states and may vary by state. See SUMMARY Death Benefit and ADDITIONAL FEATURES - Additional Earnings Rider for details. The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected. See ANNUITY PAYMENTS (THE INCOME PHASE) - Fixed Annuity Payment Options and Variable Annuity Payment Options for a description of the annuity payment options. Not all payment options provide for the payment of a death benefit.
TAX Information
The policy's earnings are generally not taxed until you take them out. For federal tax purposes, if you take money out of a nonqualified policy during the accumulation period, earnings come out first and are taxed as ordinary income. The annuity payments you receive during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income until the “investment in the policy” has been fully recovered. Different tax consequences may apply for a qualified policy. If you are younger than 59½ when you take money out of a policy, you may be charged a 10% federal penalty tax on the amount you must report as taxable income.
Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity payment option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a Surrenders or complete surrender.
OTHER INFORMATION
Right to Cancel Period. You may return your policy for a refund within 10 days after you receive it (or longer if required by state law). In most states, the amount of the refund will be the total premium payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original premium payment(s) or surrender value, whichever is greater. We determine the value of the refund as of the date we receive the returned policy at our Administrative and Services Office in good order. We will pay the refund within 7 days after we receive your original signature written notice of cancellation and the returned policy at our Administrative Office in good order. A faxed version or a copy of the written notice of cancellation will not be sufficient for us to pay a refund. The policy will then be deemed void.
Who should purchase the Policy? We have designed this policy for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in. If you are purchasing the policy through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the policy (including annuity income benefits) before purchasing the policy, because the tax-favored arrangement itself provides tax-sheltered growth.
Additional Features This policy has additional features that might interest you. These include the following:
•	Reduced Minimum Initial Premium Payment (for nonqualified policies): You may make a minimum initial purchase payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer.
•	Systematic Partial Surrenders: You can arrange to have money automatically sent to you while your policy is in the accumulation period. You may take systematic partial surrenders, up to the amount permitted under the terms of your policy, monthly, quarterly, semi-annually or annually without paying surrender charges. Amounts you receive may be included in your gross income and, in certain circumstances, may be subject to penalty taxes.
•	Dollar Cost Averaging: You can arrange to have a certain amount of money automatically transferred monthly from one or any combination of the fixed account, the TA BlackRock Government Money Market subaccount or TA JPMorgan Core Bond subaccount to your choice of subaccounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.

•	Asset Rebalancing: We will, upon your request, automatically transfer amounts periodically among the subaccounts on a regular basis to maintain a desired allocation of the annuity value among the various subaccounts.
•	Telephone, Fax and Internet Transactions: You may make transfers and/or change the allocation of additional premium payments by telephone or fax. You may also make transfers and change premium payment allocations through our website – www.tlic.transamerica.com. Internet transactions are not available for transfers and changes in premium payment allocation involving the fixed account. Transfer orders made in writing, by telephone, by facsimile, or via the Internet must be received before the close of our business day, which is the same as when the NYSE closes, usually 4:00 p.m. Eastern Time. Transfer orders received in good order at our Administrative Office before the NYSE closes are priced using the subaccount accumulation unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a transfer order at our Administrative Office after the NYSE closes for normal trading, we will process the order using the subaccount accumulation unit value determined at the close of the next regular business day of the NYSE.
•	Nursing Care Facility Waiver: If you are confined to a nursing care facility, you may take partial surrenders or surrender your policy completely without paying the surrender charge, under certain circumstances.
•	Terminal Condition Waiver: Under a terminal condition waiver, if certain medically related circumstances occur, we will allow you to fully or partially surrender your policy without a surrender charge.
•	Policy Loans (for certain qualified policies): If you own a qualified policy, you may be eligible to take out policy loans during the accumulation period, subject to certain restrictions. Penalties may apply if you fail to comply with required restrictions. See ACCESS TO YOUR MONEY - Policy Loans for Certain Qualified Policies for details.
•	Optional Death Benefit and Additional Earnings Riders: You may add one of the optional death benefit riders for an additional charge. If you wish to purchase one of the riders, you must select the rider on your application. If you purchase one of these riders, you cannot drop it after we issue your policy. However, you may purchase the Additional Earnings Rider at issue or on any monthiversary during the accumulation period if you have not already purchased an optional death benefit rider. These riders are not available to owners, joint owners or annuitants age 76 or older on the policy date. These riders are not available in all states and may vary by state.
•	Compounding Minimum Death Benefit Rider: This rider provides a death benefit equal to total premium payments paid for this policy, plus interest at an effective annual rate of 5% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 5% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 81st birthday. This death benefit will not exceed 200% of total premium payments less partial surrenders.
•	Annual Step-Up Death Benefit Rider: This rider provides a death benefit equal to the highest annuity value on any policy anniversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the policy anniversary on which the highest annuity value occurs This death benefit will not exceed 200% of total premium payments less partial surrenders..
•	Additional Earnings Rider: You may add this rider for an additional charge only when we issue the policy or on any monthiversary during the accumulation period if you, a joint owner and the annuitant are age 75 or younger and if you have not already purchased an optional death benefit rider. It may provide you with a supplemental death benefit to help offset the taxes typically due on annuity death benefits. The Additional Earnings Rider may continue with the policy if the surviving spouse is eligible and elects to continue the policy. If the Additional Earnings Rider is attached to a policy with multiple beneficiaries, and the death benefit proceeds are payable to the beneficiaries, then each beneficiary may choose individually whether to receive any benefit under the Additional Earnings Rider as of the death report day (and thereby terminate the rider), or continue the rider (with fees) and have any benefit under the Additional Earnings Rider paid on that beneficiary's death. This rider is not available in all states and may vary by state. We recommend that you consult your tax adviser before you purchase this rider.
•	Additional Benefits with Spousal Continuation: If an owner who is the annuitant dies before the maturity date, and the surviving spouse of the deceased owner continues (if a joint owner) or elects to continue (if a sole beneficiary) the policy, the surviving spouse becomes sole owner and annuitant. We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit on the death of the surviving spouse and revise the way we calculated the death benefit so that it is based on the age of the surviving spouse.
•	Additional Death Befit on Beneficiary’s Death. If an owner who is the annuitant dies before the maturity date, and the deceased owner’s spouse is not named as joint owner or as the sole beneficiary who elects to continue the policy, then each beneficiary can elect to keep the policy in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed that beneficiary’s life expectancy (the “distribution period”). We will pay a death benefit under the policy if the beneficiary dies during the distribution period and permit such beneficiary to name a new beneficiary. We will revise the way we calculate that death benefit so that it is based on the age of such beneficiary.

•	Multiple Beneficiaries: If an owner who is an annuitant dies before the maturity date, and the deceased owner has named multiple beneficiaries, each beneficiary may choose individually how he or she wants to receive his/her portion of the death benefit proceeds.
These features are not available in all states, may vary by state and may not be suitable for certain qualified policies or in your particular situation. Subject to compliance with applicable law, we may at any time discontinue offering any optional rider or feature described in this prospectus.
Certain states place restrictions on access to the fixed account, on the death benefit calculation, on the annuity payment options and on other features of the policy. Consult your agent and the policy for details.
Scheduled Financial Transaction Processing. We process scheduled financial transactions based on the accumulation unit values determined at the end of the business day on which we schedule the transaction. Examples of scheduled financial transactions include systematic partial surrenders, dollar cost averaging and asset rebalancing.
A business day is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE. If a day on which a scheduled financial transaction would ordinarily occur falls on a day the NYSE is closed, we will process the transaction the next day that the NYSE is open.
Other policies. We offer other variable annuity policies which also invest in the same portfolios of the funds. These policies may have different charges that could affect subaccount performance and may offer different benefits more suitable to your needs. To obtain more information about these policies, contact your agent, or call us at (800)-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time).
State Variations. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights and issue age limitations. Please note that this prospectus describes the material rights and obligations of a policy owner, and the maximum fees and charges for all policy features and benefits are set forth in the fee table of this prospectus.
Financial Information. We have included in “Appendix B” a financial history of the accumulation unit values for the subaccounts available through this policy.
INQUIRIES
If you need more information or want to make a transaction, please contact us at:
Transamerica Life Insurance Company
Administrative Office
Attention: Customer Care Group
4333 Edgewood Road NE
Cedar Rapids, IA 52499
(800) 851-9777
(Monday-Friday 8:30 a.m. - 7 p.m. Eastern Time)
Please send all premium payments, loan repayments, correspondence and notices to the Administrative Office.
You may check your policy at www.tlic.transamerica.com. Follow the logon procedures. We cannot guarantee that you will be able to access this site.
You should protect your logon information, because on-line (or telephone) options may be available and could be made by anyone who knows your logon information. We may not be able to verify that the person providing instructions using your logon information is you or someone authorized by you.

Annuity Policy FEE TABLE(1)
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and charges that you will pay at the time that you buy the policy, take a loan from the policy, surrender or fully surrender the policy, transfer annuity value between subaccounts and/or the fixed account or request special services. State premium taxes may also apply.
Owner Transaction Expenses:
Sales Load On Premium Payments	None
Maximum Surrender Charge (as a % of premium payments)(2)(3)(4)	7%
Transfer Charge(5)	$10 after 12 per year
Loan Processing Fee(6)	$30 per loan
Special Service Fee	$0-$25
The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. This table also includes the charges you would pay if you added optional riders to your policy.
Annual Policy Charge(3)(7)	$30 per policy yearly
Separate Account Annual Expenses (as a % of average separate account value during the accumulation period)(8)
Under Standard Death Benefit:
Mortality and Expense Risk Charge	0.85%
Administrative Charge	0.40%
Total Separate Account Annual Expenses	1.25%
With Compounding Minimum Death Benefit Rider Added (optional):
Mortality and Expense Risk Charge	1.25%
Administrative Charge	0.40%
Total Separate Account Annual Expenses	1.65%
With Annual Step-Up Death Benefit Rider Added (optional):
Mortality and Expense Risk Charge	1.25%
Administrative Charge	0.40%
Total Separate Account Annual Expenses	1.65%
Annual Optional Rider Fees:
Additional Earnings Rider Charge(9)	0.35%
Guaranteed Minimum Income Benefit Rider(10)(No Longer Available)
Current	0.45%
Maximum	0.50%
The next table shows the lowest and highest total operating expenses charged by the underlying fund portfolios for the fiscal year ended December 31, 2020. Expenses of the underlying fund portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each underlying fund portfolio.
Total Annual Portfolio Operating Expenses(11)(12)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses	0.60%	2.87%
Example(13)
The following Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. The Example shows the highest costs of investing in the policy, including policy owner transaction expenses, the annual policy charge, separate account charges (assuming the compounding minimum death benefit rider or annual step-up death benefit rider has been added), the highest charge for the optional Additional Earnings Rider and highest Annual Portfolio Operating Expenses.

The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your policy has a 5% return each year.
Example (13)	1 Year	3 Years	5 Years	10 Years
If you surrender the policy at the end of the applicable time period.	$1,243	$2,232	$3,125	$5,472
If you annuitize* or remain invested in the policy at the end of the applicable time period.	$ 543	$1,632	$2,725	$5,472
*You cannot annuitize your policy before your policy’s fifth anniversary.
Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Example. Similarly, your rate of return may be more or less than the 5% assumed in the Example.
For information concerning compensation paid for the sale of the policies, see OTHER INFORMATION – Distribution of the Policies.
Notes to Fee Table and Expense Table
(1)The Fee Table applies only to the accumulation period. During the income phase, the fees may be different than those described in the fee table. See EXPENSES.
(2)We may deduct a charge for special services, including overnight delivery, duplicate policies, non-sufficient checks on new business, duplicate 1099 and 5498 tax forms, duplicate disclosure documents and semi-annual reports, check copies, printing and mailing previously submitted forms and asset verification requests from mortgage companies. In addition we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require the Company to incur additional processing costs.
(3)The surrender charge decreases based on the number of years since each premium payment was made, from 7% in the first two years after the premium payment was made grading down to 0% in the eighth year after the premium payment was made. To calculate surrender charges, the first premium payment made is considered to come out first. This charge is waived under certain circumstances.
(4)We may reduce or waive the surrender charge and the annual policy charge for policies sold to groups of employees with the same employer, including our directors, officers and full-time employees, or other groups where sales to the group reduce our administrative expenses.
(5)There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.
(6)Loans are available only for certain qualified policies. The loan processing fee is not applicable in all states.
(7)We currently waive this charge if either the annuity value, or the total premium payments, minus all partial surrenders, including any surrender charges, equals or exceeds $50,000 on the policy anniversary for which the charge is payable. However we will deduct this charge from your annuity value if you surrender your policy completely.
(8)These charges are assessed on your assets in each subaccount. They do not apply to the fixed account. The mortality and expense risk charge of 0.85% applies when you have selected the standard death benefit. If you select the compounding minimum death benefit rider or the annual step-up death benefit rider, then the mortality and expense risk charge will increase to 1.25%. These charges apply only during the accumulation period. After the maturity date, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.
(9)This rider is optional. You may not add this rider if you have already purchased one of the optional death benefit riders. If you add the rider, we will impose during the accumulation period an annual rider charge equal to 0.35% of your policy's annuity value on each rider anniversary and pro rata on the termination date of the rider, including policy surrender. The charge will not increase once the rider has been issued. We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. We do not assess this charge during the income phase. This rider is not available in all states.
(10)This rider is no longer available. The annual rider charge is a percentage of the minimum annuitization value. If you choose to upgrade the rider, the charge for the rider after the upgrade is currently 0.45%, but, we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.45%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. If the annuity value on any rider anniversary exceeds the rider charge threshold (guaranteed 2.0) times the minimum annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. If you later choose to annuitize under a variable annuity payment option of this rider, we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the subaccounts. This charge is assessed in addition to the mortality and expense risk charge of 1.40% annually that is set on the date you annuitize under the rider. We may change the guaranteed minimum payment fee in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.10%. See “Appendix D.”
(11)The portfolio expenses used to prepare this table were provided to us by the fund(s). We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2020. Current or future expenses may be greater or less than those shown. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the ANNUITY POLICY FEE TABLE.
(12)The table showing the range of expenses for the portfolios takes into account the expenses of several asset allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other portfolios of the TST fund. Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, we took into account the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests, assuming a constant allocation by each “fund of funds” of its assets among the portfolios identical to its actual allocation at December 31, 2020.
(13)The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The annual policy charge of $30 is reflected as an annual charge that is determined by dividing the total annual policy charges collected during the previous calendar year by the total average net assets attributable to the policy during that year. Different fees and expenses not reflected in the Example may be assessed after you annuitize under a variable annuity payout option.

THE ANNUITY POLICY
This prospectus describes the WRL Freedom Premier policy, formerly known as WRL Freedom Premier II policy offered by the Company.
An annuity is a policy between you, the owner, and an insurance company (in this case the Company), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the maturity date. See ANNUITY PAYMENTS (THE INCOME PHASE). Until the maturity date, your annuity is in the accumulation period and the earnings (if any) are tax deferred. Tax deferral means you generally are not taxed until you take money out of your annuity. After the maturity date, your annuity switches to the income phase.
The policy is a flexible premium deferred variable annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes.
The policy is a “flexible premium” annuity because after you purchase it, you can generally make additional premium payments of $50 or more until the maturity date. You are not required to make any additional premium payments.
The policy is a “variable” annuity because the value of your policy can go up or down based on the performance of your investment choices. If you select the variable investment portion of the policy, the amount of money you are able to accumulate in your policy during the accumulation period depends upon the performance of your investment choices. If you elect to receive variable annuity payments during the income phase of your policy, the amount of your annuity payments will also depend upon the performance of your investment choices for the income phase.
The policy also contains a fixed account. Unless otherwise required by state law, we reserve the right to limit the amount you may allocate or transfer to the fixed account. The fixed account offers an interest rate that is guaranteed by the Company to equal at least 2% per year. There may be different interest rates for each payment or transfer you direct to the fixed account which are equal to or greater than the guaranteed rate. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.
The fixed account is not available in all states. If your policy was issued in Washington, Oregon, New Jersey or Massachusetts, you may not direct or transfer any money to the fixed account.
Do not purchase this policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this policy, you represent and warrant that you are not using the policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.
PURCHASE
Policy Issue Requirements
We will not issue a policy unless:
•	we receive the information we need to issue the policy at our Administrative Office in good order;
•	we receive a minimum initial premium payment (except for the 403(b) policies); and
•	the annuitant is age 85 or younger.
In order to purchase the optional compounding minimum death benefit rider, annual step-up death benefit rider or Additional Earnings Rider, you, a joint owner and the annuitant must be age 75 or younger. If you purchase the compounding minimum death benefit rider or the annual step-up death benefit rider, you cannot drop it after we issue your policy. You may purchase the Additional Earnings Rider at issue or on any monthiversary during the accumulation period if you have not already purchased an optional death benefit rider. You may not purchase the Additional Earnings Rider if you have purchased an optional death benefit rider.
Premium Payments
You should make checks or drafts for premium payments payable only to Transamerica Life Insurance Company and send them to our Administrative Office. Your check or draft must be honored in order for us to pay any associated annuity payments and benefits due under the policy.

We do not accept cash or money orders. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third party checks not accepted by us will be returned.
We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
Initial Premium Requirements
The initial premium payment for nonqualified policies must be at least $5,000. However, you may make a minimum initial premium payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer. For traditional or Roth IRAs, the minimum initial premium payment is $1,000 and for qualified policies other than traditional or Roth IRAs, the minimum initial premium payment is $50.
We will credit your initial premium payment to your policy within two business days after the day we receive it and your complete policy information in good order. If we are unable to credit your initial premium payment, we (or your agent) will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you tell us (or your agent) to keep it and to credit it as soon as we receive all necessary application information.
The date on which we credit your initial premium payment to your policy is generally the policy date. The policy date is used to determine policy years, policy months and policy anniversaries.
Although we do not anticipate delays in processing your application, we may experience delays if agents fail to forward applications and premium payments to our Administrative Office in a timely manner. Any delays will affect when your policy can be issued and when your premium payment is allocated among the investment choices.
If you wish to make premium payments by bank wire, please contact our Administrative Office at (800)-851- 9777 (Monday–Friday 8:30 a.m.–7:00 p.m. Eastern Time).
We may reject any application or premium payment for any reason permitted by law.
Additional Premium Payments
You are not required to make any additional premium payments. However, you can generally make additional premium payments as often as you like during the lifetime of the annuitant and prior to the maturity date. We will accept premium payments by bank wire or by check. Additional premium payments must be at least $50 ($100 monthly in the case of nonqualified policies with a $1,000 initial premium payment and $1,000 if by wire). We reserve the right to refuse any additional premium payments in excess of these limits, and if you do not obtain prior approval for premium payments in excess of the dollar amounts listed above, the business will be deemed not in good order. We will credit any additional premium payments you make to your policy at the accumulation unit value computed at the end of the business day on which we receive them in good order at our Administrative Office. Our business day closes when the NYSE closes, usually at 4:00 p.m. Eastern Time. If we receive your premium payments after the close of our business day, we will calculate and credit them as of the close of the next business day. Additional purchase payments received in good order on non-business days or after our close of business on business days will receive next-day pricing. See OTHER INFORMATION- Sending forms and Transaction Requests in Good Order.
Maximum Total Premium Payments
We reserve the right to require prior approval of any cumulative premium payments over $1,000,000 (this includes subsequent premium payments) for all policies with the same owner or same annuitant issued by us or an affiliate. If you do not obtain prior approval for premium payments in excess of the dollar amounts listed above, the business will be deemed not in good order.
Allocation of Premium Payments
On the policy date, we will allocate your premium payment to the investment choices you selected on your application. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments as selected on your application, unless you request a different allocation.
Unless otherwise required by state law, we reserve the right to limit the amount you may allocate or transfer to the fixed account.
If you allocate premium payments to the Dollar Cost Averaging program, then you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your purchase payment.

You may change allocations for future additional premium payments by writing or by telephoning the Administrative Office or by visiting our website – www.tlic.transamerica.com, subject to the limitations described under ADDITIONAL FEATURES - Telephone, Fax and Internet Transactions. The allocation change will apply to premium payments received on or after the date we receive the change request at our Administrative Office in good order.
You should review periodically how your premium payments are divided among the subaccounts because market conditions and your overall financial objectives may change.
Right to Cancel Period
You may return your policy for a refund within 10 days after you receive it (or longer if required by state law). In most states, the amount of the refund will be the total premium payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original premium payment(s) or surrender value, whichever is greater. We determine the value of the refund as of the date we receive (in good order at our Administrative Office) your written notice of cancellation and the returned policy at our Administrative Office. We will pay the refund within 7 days after we receive (in good order at our Administrative Office) your written notice of cancellation and the returned policy. The policy will then be deemed void.
Annuity Value
You should expect your annuity value to change from valuation period to valuation period to reflect the investment performance of the portfolios, the interest credited to your value in the fixed account, and the fees and charges we deduct. A valuation period begins at the close of regular trading on each business day and ends at the close of regular trading on the next valuation date. A valuation date is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE.
Accumulation Units
We measure the value of your policy during the accumulation period by using a measurement called an accumulation unit. During the income phase, we use a measurement called an annuity unit. When you direct money into a subaccount, we credit your policy with accumulation units for that subaccount. We determine how many accumulation units to credit by dividing the dollar amount you direct to the subaccount by the subaccount's accumulation unit value as of the end of that valuation date. If you withdraw or transfer out of a subaccount, or if we assess a transfer charge, annual policy charge, or any surrender charge, or any Additional Earnings Rider charge, we subtract accumulation units from the subaccounts using the same method.
Each subaccount's accumulation unit value was set at $10 when the subaccount started. We recalculate the accumulation unit value for each subaccount at the close of each valuation date. The new accumulation unit value reflects the investment performance and the fees and expenses of the underlying fund portfolio, and the daily deduction of the mortality and expense risk charge and administrative charge. For a detailed discussion of how we determine accumulation unit values, see the SAI.
INVESTMENT CHoices
The Separate Account
The WRL Freedom Premier policy, formerly known as WRL Freedom Premier II variable annuity offers you a means of investing in various underlying fund portfolios offered by different investment companies (by investing in the corresponding subaccounts). The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this policy are listed in the “Appendix A – Underlying Fund Portfolios Associated with the Subaccounts.”
The general public may not purchase shares of any of these portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or sub-adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to those portfolios offered by this prospectus.
There is no assurance that a portfolio will achieve its stated objective(s). For example, during extended periods of low interest rates, the yield of a money market subaccount may become extremely low and possibly negative. More detailed information may be found in the underlying fund prospectuses. You should read the underlying fund prospectuses carefully before you invest.

Please contact our Administrative Office at (800)-851-9777 (Monday — Friday 8:30 a.m. — 7:00 p.m. Eastern Time) or visit our website www.tlic.transamerica.com to obtain an additional copy of the fund prospectuses containing more complete information concerning the funds and portfolios.
Note: If you received a summary prospectus for any of the portfolios listed in “Appendix A - Underlying Fund Portfolios Associated with the Subaccounts,” please follow the instructions on the first page of the summary prospectus to obtain a copy of the full underlying fund prospectus or its statement of additional information.
Selection of Underlying Fund Portfolios
The underlying fund portfolios offered through this variable annuity are selected by us, and we may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see EXPENSES - Revenue We Receive. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) underlying fund portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”), our directly owned subsidiary.
You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered.
In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the underlying fund portfolios that are available to you, including each underlying fund portfolio's prospectus, statement of additional information and annual and semi-annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or underlying fund portfolio. After you select underlying fund portfolios for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in the cash value of your policy resulting from the performance of the underlying fund portfolios you have chosen.
We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.
We do not guarantee that each portfolio will always be available for investment through the policy. We reserve the right, subject to compliance with applicable laws, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes to allocations of new premiums by existing owners or new policy owners at any time, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios or portfolio classes may have different fees and expenses and their availability may be limited to certain classes of purchasers. We reserve the right to limit the number of subaccounts you are invested in at any one time.
Addition, Deletion, or Substitution of Investment Options
We cannot and do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. We reserve the right, subject to compliance with applicable law, to add, remove or combine subaccounts, and substitute the shares that are held by the separate account for shares of another portfolio, at our discretion. We reserve the right to eliminate the shares of any portfolios of a fund and to substitute shares of other underlying fund portfolios (or of other open-end registered investment companies). We will not, however, substitute shares attributable to an owner’s interest in a subaccount without notice to, and prior regulatory approval of to the extent required by applicable law.
We also reserve the right to establish additional subaccounts, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with a specified investment objective.
New subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by us. Each additional subaccount will purchase shares in an underlying fund portfolio or other investment vehicle. We may also close one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is closed, we will notify you and request a reallocation of the amounts invested in the closed subaccount. If we do not receive new instructions, the requested transaction (including dollar cost averaging transactions or asset rebalance programs transactions) will be cancelled. Any premium payment will be considered not in good order. The value of the closed subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages you requested. As you consider your overall investment strategy within your annuity, you should also consider whether or not to re-allocate the value remaining in the closed subaccount to another investment choice. If you decide to re-allocate the value of the closed subaccount, you will need to provide us with instructions to achieve your goal. Under certain situations involving annuitizations (e.g., policy reached maximum maturity date) if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other investment choices you have purchased accumulation units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued policies, if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata to the other current investment choices you have allocated to and which are open to new investments.
In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (1) operated as a management company under the 1940 Act, or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, we also may (1) transfer the assets of the separate account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts or (5) add new underlying fund portfolios, or substitute a new underlying fund portfolio for an existing underlying fund portfolio.
In addition, a subaccount could become no longer available due to the liquidation of its corresponding underlying fund portfolio. To the extent permitted by applicable law, upon advance notice to you and unless you otherwise instruct us, we will:
1)	Re-allocate any policy value in the liquidated fund to the money market subaccount or a subaccount investing in another underlying fund portfolio designated by us; and
2)	Allocate any subsequent Purchase Payments and/or transfers (including Dollar Cost Averaging transactions or asset rebalance programs transactions) to the other subaccounts you have selected
The Fixed Account
Premium payments allocated and amounts transferred to the fixed account become part of our general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relates to the fixed account.
While we do not guarantee that the fixed account will always be available for investment, we do guarantee that the interest credited to the fixed account will not be less than 2% (in most states) per year. We have no formula for determining fixed account current interest rates. We establish the interest rate, at our sole discretion, for each premium payment or transfer into the fixed account. Rates are guaranteed for at least one year, but will never be less than 2% per year.
The minimum fixed account cash value upon full surrender is 90% of the fixed account premium payments less partial surrenders and transfers from the fixed account accumulated at 3% per year. Any money you allocate or transfer to the fixed account will be placed with our other general assets. All assets in our general account are subject to the general liabilities of our business operations. The amount of money you are able to accumulate in the fixed account during the accumulation period depends upon the total interest credited. The amount of annuity payments you receive during the income phase under a fixed annuity option will remain level for the entire income phase.
When you request a transfer, or if we consent to a partial surrender from the fixed account, we will account for it on a first-in, first-out (“FIFO”) basis, for purposes of crediting your interest. This means that we will take the deduction from the oldest money you have put in the fixed account. You may transfer money from the fixed account to the subaccounts once during each policy year, subject to certain restrictions. You may not transfer money between the fixed account and the subaccounts during the income phase. You may not make partial surrenders from the fixed account unless we consent.
Unless otherwise required by state law, we reserve the right to limit the amount you may allocate or transfer to the fixed account.
Transfers
During the accumulation period, you or your agent/registered representative of record may make transfers from any subaccount. However, if you elect the asset rebalancing program, you may not make any transfers if you want to continue in the program. A transfer would automatically cancel your participation in the asset rebalancing program.

Currently, we allow you to transfer up to 100% of the amount in the fixed account. However, we reserve the right to require that you comply with one or more of the following:
•	That you only make one transfer per policy year. This restriction does not apply if you have selected dollar cost averaging.
•	That you request transfers from the fixed account in writing;
•	That you only make transfers from the fixed account during the 30 days following each policy anniversary; and
•	That you limit the maximum amount you transfer from the fixed account to the greater of:
(1) 25% of the amount in the fixed account; or
(2) the amount you transferred from the fixed account in the immediately prior policy year.
(Note: This restriction may prolong the period of time it takes to transfer the total annuity value allocated to the fixed account to other investment choices. You should carefully consider whether investment in the fixed account meets your needs and investment criteria.)
Before affecting any of these requirements, we will notify you in writing, and they will apply uniformly to all owners.
Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive written notice of your request for the transfer. Transfers from the fixed account are not available through our website.
During the income phase of your policy, you may transfer values from one subaccount to another. No transfers may be made to or from the fixed account during the income phase. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity units in the subaccount from which the transfer is being made. We may limit subaccount transfers to one per policy year.
Transfers may be made by telephone, fax or Internet, subject to limitations described under ADDITIONAL FEATURES – Telephone, Fax and Internet Transactions. We consider all transfers made in any one day to be a single transfer.
If you make more than 12 transfers from the subaccounts in any policy year, we may charge you $10 for each additional transfer you make during that year. There is no charge for transfers from the fixed account, however, they will be counted toward the 12 free transfers allowed per policy year. We do not currently charge for transfers, although we reserve the right to do so in the future.
Transfers to and from the subaccounts will be processed based on the accumulation unit values determined at the end of the business day on which we receive your written, telephoned, or faxed request, provided we receive your request in good order before the close of regular trading (usually 4:00 p.m. Eastern Time). If we receive your request after the close of our business on market day we will process the transfer request using next – day pricing.
Market Timing and Disruptive Trading
The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds or Access subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.
Statement of Policy. This variable annuity was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)
Market timing and disruptive trading can adversely affect you, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay Surrenderss or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.
We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.
Deterrence. If we determine you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.
We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.
In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.
Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.
In addition to our internal policies and procedures, we will administer your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.
Under our current policies and procedures, we do not:
•	impose redemption fees on transfers; or
•	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or
•	provide a certain number of allowable transfers in a given period.
Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.
In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment choices available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.
Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment choices under the variable insurance product. In addition, we may not honor transfer requests if any variable investment choices that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.
Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.
Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.
Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures.
We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.
Third Party Investment Services
The Company or an affiliate may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ.
The Company does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with us for the sale of policies. We, therefore, takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties.

The Company does not currently charge you any additional fees for providing these support services. We reserve the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.
Note carefully:
•	We do not offer, and do not engage any third parties to offer, investment allocation services of any type for use with the policy.
•	We are not party to any agreement that you may have with any third parties that offer investment allocation services for use with your policy. We are not responsible for any recommendations such investment advisers make, any investment strategies they choose to follow, or any specific transfers they make on your behalf.
•	Any fee that is charged by third parties offering investment allocation services for use with your policy is in addition to the fees and expenses that apply under your policy.
•	If you make withdrawals from your policy value to pay advisory fees, then taxes may apply to any such Surrenderss and tax penalties may be assessed on Surrenderss made before you attain age 59½.
EXPENSES
There are charges and expenses associated with your policy that reduce the return on your investment in the policy. Unless we indicate otherwise, the expenses described below apply only during the accumulation period. The charges we deduct are used to pay aggregate policy costs and expenses that we incur in providing the services and benefits under the policy and assuming the risks associated with the policy and riders. The charges may result in a profit to us.
Mortality and Expense Risk Fees
We charge a fee as compensation for bearing certain mortality and expense risks under the policy. Examples include a guarantee of annuity rates, the death benefits, certain policy expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the policy. The mortality and expense risk charge is equal, on an annual basis, to 0.85% of the average daily net assets that you have invested in each subaccount. If you add the compounding minimum death benefit or annual step-up death benefit, the mortality and expense risk charge increases to 1.25%. This charge is deducted daily from the subaccounts during the accumulation period. During the income phase, if you elect a variable annuity option, we deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.
If these charges do not cover our actual mortality and expense risk costs, we absorb the loss. Conversely, if these charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges. We may use any profits to cover distribution costs.
Administrative Charges
We deduct an annual administrative charge to cover the costs of supporting and administering the policies. This charge is assessed daily and is equal to 0.40% per year of the average daily net assets that you have invested in each subaccount.
Premium Taxes
Some states assess premium taxes on the premium payments you make. A premium tax is a regulatory tax that some states assess on the premium payments made into a policy. If we should have to pay any premium tax, we may deduct the tax from each premium payment or from the accumulation unit value as we incur the tax. We may deduct the total amount of premium taxes, if any, from the annuity value when:
•	you elect to begin receiving annuity payments;
•	you surrender the policy;
•	you request a Surrenders; or
•	a death benefit is paid.
Generally, premium taxes range from 0% to 3.50%, depending on the state.
Federal, State and Local Taxes
We may in the future deduct charges from the policy for any taxes we incur because of the policy. However, no deductions are being made at the present time.

Special Service Fees
We currently deduct a charge for overnight delivery and duplicate policies. We reserve the right to deduct a charge for special services in the future, including non-sufficient checks on new business; duplicate Form 1099 and Form 5498 tax forms; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. We may charge a fee for each service performed and fees may vary based on the type of service but will not exceed the maximum Special Service Fee shown above.
Transfer Charge
You are generally allowed to make 12 free transfers among the subaccounts per policy year. If you make more than 12 transfers per policy year, we reserve the right to charge $10 for each additional transfer. We deduct the charge from the amount transferred. Dollar cost averaging transfers and asset rebalancing transfers are considered transfers for this purpose. All transfer requests made on the same day are treated as a single request. There is no charge for transfers from the fixed account, however, they will be counted towards the 12 free allowed per policy year. We do not currently charge for transfers among subaccounts, although we reserve the right to do so in the future. We deduct the charge to compensate us for the cost of processing the transfer.
Annual Policy Charge
We deduct an annual policy charge of $30 from your annuity value on each policy anniversary during the accumulation period and at surrender. We deduct this charge from the fixed account and each subaccount in proportion to the amount of annuity value in each account. We deduct the charge to cover our costs of administering the policy. We currently waive this charge if either your annuity value, or the total premiums you have paid us, minus all partial surrenders (including surrender charges), equals or exceeds $50,000 on the policy anniversary when this charge is payable. However, we will deduct this charge from your annuity value if you surrender your policy completely.
Loan Processing Fee
If you take a policy loan, we will impose a $30 loan processing fee. We deduct this fee from the loan amount. This fee is not applicable in all states. This fee covers loan processing and other expenses associated with establishing and administering the loan reserve. Policy loans are available only under certain types of qualified policies.
Additional Earnings Rider Charge
If you select the Additional Earnings Rider, there is an annual charge during the accumulation period of 0.35% of your policy's annuity value. The charge will not be increased once the rider has been issued. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider, including policy surrender. We do not assess this charge during the income phase.
Surrender Charge
During the accumulation period, except under certain qualified policies, you may surrender part or all of the policy's annuity value. We impose a surrender charge to help us recover sales expenses, including broker/dealer compensation and printing, sales literature and advertising costs. We expect to profit from this charge. We deduct this charge from your annuity value at the time you request a partial surrender or complete surrender.
Unless we otherwise consent, the minimum amount available each time you request a partial surrender is $500.
If you take a partial surrender or if you surrender your policy completely, we will deduct a surrender charge of up to 7% of premium payments surrendered within seven years after we receive a premium payment. We calculate the surrender charge on the full amount we must withdraw from your annuity value in order to pay the surrender amount, including the surrender charge. To calculate surrender charges, we treat surrenders as coming first from the oldest premium payment, then the next oldest and so forth.

The following schedule shows the surrender charges that apply during the seven years following each premium payment:
Number of Months Since Premium Payment Date	Surrender Charge
12 or less	7%
13 through 24	7%
25 through 36	6%
37 through 48	5%
49 through 60	4%
61 through 72	3%
73 through 84	2%
85 or more	0%
For example, assume your premium is $100,000, you have taken no partial surrenders, your annuity value is $106,000 in the 15th policy month and you request a full surrender. You would pay a surrender charge of $7,000 on the $100,000 premium, (7% of $100,000). Likewise, if there was a market loss and you requested a full surrender (annuity value is $80,000), you would pay a surrender charge of $7,000 (7% of $100,000).
Keep in mind that partial surrenders and complete surrenders may be taxable, and if made before age 59½, may be subject to a 10% federal penalty tax. For tax purposes, partial surrenders and complete surrenders are considered to come from earnings first.
There are several ways that you may make a partial surrender and we will not deduct the full surrender charge. See Partial Surrenders Up to the Free Amount, Systematic Partial Surrenders, Nursing Care Facility Waiver and Terminal Condition Waiver sections below.
Partial Surrenders Up to the Free Amount
During any policy year, you may request a partial surrender and we will not impose a surrender charge on any amount up to the maximum free amount. However, if you later completely surrender your policy while surrender charges still apply, we will deduct from your annuity value the charge we would have deducted if there had been no free amount (does not apply to New Jersey residents).
For partial surrenders under the policy, the maximum free amount you can partially surrender without a surrender charge is equal to (a) plus (b) where:
(a) is equal to:
(i)	the annuity value on the date of the partial surrender: plus;
(ii)	any amounts previously surrendered from the policy under (b) below: plus.
(iii)	any amounts previously surrendered from the policy that were subject to surrender charges; minus
(iv)	the total of all premiums paid for the policy.
AND
(b) is equal to:
(i)	10% of the remaining annuity value following the determination of (a) above on the date of the partial surrender: minus;
(ii)	any amounts partially surrendered under (b)(i) above during the policy year in which the partial surrender is requested.
For example, assume that you make a $100,000 premium payment to your policy at issue and make no more premium payments. Also assume at the end of the 13th policy month there is an annuity value of $108,000 before a partial surrender of $11,000 is taken out surrender charge free ($8,000 is surrender charge free under (a) ($108,000 - $100,000 = $8,000)), and $3,000 is surrender charge free under (b) ($100,000 x 10% = $10,000 maximum amount under (b)). If, at the end of the 19th policy month, there is an annuity value of $106,000 before a partial surrender of $20,000 is taken out, the surrender charge on this partial surrender will be calculated as follows:
(a)(i)	$106,000 is the annuity value on the date of the partial surrender; and is added to
(a)(ii)	$3,000 is the amount of the surrender that occurred in the 13th month surrendered under (b) of the formula (see paragraph above); plus
(a)(iii)	$0 are amounts previously surrendered that were subject to surrender charges; minus
(a)(iv)	$100,000 is the total of all premiums paid.

The total for (a) is: $106,000 + $3,000 + $0 - $100,000 = $9,000
AND
(b)(i)	$9,700 is 10% of the remaining annuity value following the determination of (a) above on the date of partial surrender [$106,000 - $9,000 = $97,000 (remaining annuity value) x 10% = $9,700]; minus
(b)(ii)	$3,000 is the amount partially surrendered under (b)(i) above during the policy year in which the current partial surrender is requested.
The total for (b) is: $9,700 - $3,000 = $6,700
The maximum amount of this partial surrender available without a surrender charge is $9,000 (a) = $6,700 (b) = $15,700.
The portion of this partial surrender which is subject to a surrender charge is $20,000 - $15,700 = $4,300.
The surrender charge is calculated to be $323.66 (7% of $4,624).
The total amount we will deduct from your annuity value for the surrender will be $20,323.66 which includes the surrender charge. You will receive $20,000.
Systematic Partial Surrenders
During any policy year, you may make a systematic partial surrender on a monthly, quarterly, semi-annual or annual basis without paying surrender charges. Systematic partial surrenders must be at least $40. The amount of the systematic partial surrender may not exceed 10% of the annuity value at the time the surrender is made, divided by the number of surrenders made per calendar year. We reserve the right to discontinue systematic partial surrenders if any surrender would reduce your annuity value below $5,000.
You may elect to begin or discontinue systematic partial surrenders at any time. However, we must receive written notice at our Administrative Office at least 30 days prior to the date systematic partial surrenders are to be discontinued. (Additional limitations apply. See ACCESS TO YOUR MONEY – Systematic Partial Surrenders).
Nursing Care Facility Waiver
If your policy contains a nursing care facility waiver, we will waive the surrender charge, provided:
•	you (or any joint owner) have been confined to a nursing care facility for 30 consecutive days or longer;
•	your confinement began after the policy date; and
•	you provide us with satisfactory written evidence of your confinement, including dates, at the time you make each request for partial surrender or complete surrender.
We will waive the surrender charge under this waiver only for partial surrender and complete surrenders made during your confinement or within two months after your confinement ends.
There is no restriction on the maximum amount you may withdraw under this benefit.
The Nursing Care Facility Waiver may vary for certain policies and may not be available for all policies, in all states or at all times.
Terminal Condition Waiver
If your policy contains a terminal condition waiver, we will waive the surrender charge upon a complete surrender or partial surrender, provided:
•	you (or any joint owner) is diagnosed with a terminal condition after the policy date;
•	you (or any joint owner) provide a written statement acceptable to us and signed by a physician;
•	the written statement provides the physician’s diagnosis and prognosis of your (or any joint owner’s) non-correctable medical condition; and
•	the written statement says with reasonable medical certainty that the non-correctable medical condition will result in death within 12 months from the date of the written statement, taking into consideration ordinary and reasonable medical care, advice and treatment available in the same or similar communities.
We will waive all surrender charges upon receipt of a complete surrender or partial surrender request if you include such a written statement from a physician with your request. The minimum amount that you may partially surrender under this waiver is $1,000. If you request a complete surrender, or a partial surrender for an amount that reduces the annuity value below the minimum balance required under your policy, we will pay you the policy’s complete annuity value and your policy will terminate.
There is no restriction on the maximum amount you may withdraw under this benefit.
The Terminal Condition Waiver may vary for certain policies and may not be available for all policies, in all states or at all times.

Portfolio Management Fees
The value of the assets in each subaccount is reduced by the management fees and expenses paid by the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of your portfolio shares. A description of these fees and expenses is found in the underlying fund prospectuses.
Revenue We Receive
This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the underlying fund portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are described further below. While only certain of the types of payments described below may be made in connection with your particular policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your policy.
We (and/or our affiliates) may receive some or all of the following types of payments:
• Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from certain underlying fund portfolios available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us as an administrative expense. These fees range from 0.00% to 0.45% of the average daily assets of those underlying fund portfolios that are attributable to the policies and to certain other variable insurance products that we and our affiliates issue. These fees are paid from the underlying fund portfolios assets. Policy owners through their indirect investment in the underlying fund portfolios, bear the cost of 12b-1 fees (see the prospectuses for the underlying funds for more information).
• Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realized on the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). However, amounts paid from an investment adviser’s or sub-adviser’s (or other service provider’s) revenues are not paid from the underlying portfolio’s assets. The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.
The following chart provides the maximum combined percentages of Support Fees and underlying fund portfolio fees (i.e. sub-transfer agent, Rule 12b-1, and Shareholder Services) that we anticipate will be paid to us on an annual basis.
Please Note: Some of the underlying funds listed in the chart below may not currently be available under your policy:
Incoming Payments to the Company and/or TCI
Fund	Maximum Fee % of assets
ACCESS ONE TRUST	0.50%
TRANSAMERICA SERIES TRUST (“TST”)	0.25%
PROFUNDS	0.50%
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND	0.395%
NOTES TO INCOMING PAYMENTS TABLE:
Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on funds that invest in subaccounts that are closed to new premium payments, depending on the terms of the agreements supporting those payments and on the services provided.
TST: Because TST is managed by TAM, an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us and to provide administrative services to the policyholders who invest in subaccounts that invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2020 we and TCI received approximately $230.4 Million in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.
Fidelity ® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of the Company and its affiliates.
Other Payments. We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. (“TFA”), also directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products and/or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and sub-advisers of the underlying fund portfolios (or their affiliates):
•	may each directly or indirectly pay TCI conference sponsorship or marketing allowance payments that provides such advisers and sub-advisers with access to TCI's wholesalers at TCI's national and regional sales conferences as well as internal and external meetings and events that are attended by TCI's wholesalers and/or other TCI employees.
•	may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives;
•	may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the underlying fund portfolios and to assist with their promotional effort; and
•	may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policy.
For the calendar year ended December 31, 2020, TCI and its affiliates received revenue sharing payments that totaled approximately $2,600,000. The firms that paid to participate in TCI sponsored events included but were not limited to the following: Aegon Asset Management • Alliance Bernstein • Allianz Global Investors •  American Century Investments • Amundi Pioneer Asset Management • Barrow, Hanley, Mewhinney & Strauss, LLC • BlackRock Investment Management, LLC • BNY Mellon • Capital Group • Charles Schwab Investment Management • Columbia Threadneedle Investments • Dimensional Fund Advisers •  Fidelity Investments • Franklin Templeton Investments• Goldman Sachs Asset Management • Hartford Funds • Ivy Investments•  Janus Henderson Investors • John Hancock Investments • Legg Mason Global Asset Management • Milliman Financial Risk Management LLC • MFS Investment Management • Morgan Stanley Investment Management Inc. • Neuberger Berman • New York Life/Mainstay Investments • PGIM Investments • Pacific Investment Management Company • PineBridge Investments LLC • Principal Global Investors • Putnam Investments • QMA • Rockefeller Capital Management • Systematic Financial Management • T. Rowe Price • Thompson Siegel & Walmsley LLC • The Vanguard Group, Inc. • Virtus Investment Partners • Wellington Management Company LLP and Wells Fargo Asset Management.
Please note some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.
Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.
For further details about the compensation payments we make in connection with the sale of the policies, see OTHER INFORMATION - Distribution of the Policies in this prospectus.

ACCESS TO YOUR MONEY
Partial Surrenders and Complete Surrenders
During the accumulation period, you can have access to the money in your policy by making either a partial surrender or complete surrender.
If you want to surrender your policy completely, you will receive your cash value, which equals the annuity value of your policy minus:
•	any surrender charges;
•	any premium taxes;
•	any loans;
•	any unpaid accrued interest;
•	the annual policy charge;
•	the pro rata Additional Earnings Rider charge, if applicable; and
•	the GMIB fee, if applicable see “Appendix D.”
The minimum fixed account cash value upon full surrender is 90% of the fixed account premium payments less partial surrenders and transfers from the fixed account accumulated at 3% per year.
The cash value will be determined at the accumulation unit value next determined as of the end of the business day (usually 4:00 p.m. Eastern Time) on which we receive your request for surrender at our Administrative Office in good order, unless you specify a later date in your request. Please note: All surrender requests must be submitted in good order to avoid a delay in processing your request.
No partial surrender is permitted if it would reduce the cash value below $5,000. You may not make partial surrenders from the fixed account unless we consent. Unless you tell us otherwise, we will take the partial surrender from each of the investment choices in proportion to the annuity value.
Unless we otherwise consent, the minimum amount available each time you request a partial surrender is $500.
Remember that any partial surrender you make will reduce the annuity value and also may have a negative impact on certain benefits and guarantees of your policy. Under some circumstances, a partial surrender will reduce the death benefit by more than the dollar amount of the surrender. See DEATH BENEFIT, and the SAI for more details.
Income taxes, federal tax penalties and certain restrictions may apply to any partial surrender or complete surrender you make. If your policy was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a withdrawal or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
We must receive at our Administrative Office in good order a properly completed surrender (partial or full) request by mail or fax. We will accept telephone requests for partial surrenders as long as the surrender proceeds are being sent to the address of record. The maximum surrender amount you may request by telephone is under $50,000.
When we incur extraordinary expenses, such as wire transfers or overnight mail expenses, for expediting delivery of your partial surrender or complete surrender payment, we will deduct that charge from the payment. We charge $25 for a wire transfer and $20 for an overnight delivery.
If the policy's owner is not an individual, additional information may be required. If you own a qualified policy, the Code may require your spouse to consent to any surrender. Other restrictions will apply to Section 403(b) qualified policies and Texas Optional Retirement Program policies. For more information, call us at (800)-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time).
Delay of Payment and Transfer
Payment of any amount due from the separate account for a Surrenders, a complete surrender, a death benefit, loans or on the death of an owner of a nonqualified policy, will generally occur within seven days from the date we receive in good order all required information at our Administrative Office. We may be permitted to defer such payment from the separate account if:
•	the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the NYSE is otherwise restricted; or

•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
•	the SEC permits a delay for the protection of owners.
Transfers of amounts from the subaccounts also may be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Transamerica BlackRock Government Money Market VP portfolio (or any money market portfolio offered under this policy) suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, surrender, Surrenders, loan, or death benefit from the TA BlackRock Government Money Market subaccount until the portfolio is liquidated.
Pursuant to the requirements of certain state laws, we reserve the right to defer payment of transfers, Surrenderss, surrenders, death benefits and loan amounts from the fixed account for up to six months.
If mandated under applicable law or by regulation, we may be required to reject a premium payment. We may be required to provide additional information about you or your account to governmental regulators. In addition, we may be required to block a policy owner's account and thereby refuse to pay any request for transfers, Surrenderss, surrenders, loans, annuity payments or death benefits until instructions are received from the appropriate regulators.
Systematic Surrenders
During the accumulation period, you can elect to receive regular payments from your policy, up to the amount permitted under the terms of your policy, without paying Surrenders charges by using systematic Surrenderss. Unless you specify otherwise, we will deduct systematic Surrenders amounts from each subaccount (and, if we consent, the fixed account) in proportion to the value each subaccount bears to the annuity value at the time of the Surrenders. You can partially surrender up to 10% of your annuity value annually (or up to 10% of your initial premium payment if a new policy) in equal monthly, quarterly, semi-annual or annual payments of at least $40. Your initial premium payment, if a new policy, or your annuity value, if an existing policy, must equal at least $25,000. We will not process a systematic Surrenders if the annuity value for the entire policy would be reduced below $5,000. No systematic partial surrenders are permitted from the fixed account without our prior consent.
There is no charge for taking systematic Surrenderss. You may stop systematic Surrenderss at any time. We reserve the right to discontinue offering systematic Surrenderss 30 days after we send you written notice.
You can take systematic Surrenderss during the accumulation period only. On the maturity date, you must annuitize the policy and systematic Surrenders payments must stop.
Income taxes, federal tax penalties and other restrictions may apply to any systematic Surrenders you receive.
Policy Loans for Certain Qualified Policies
You can take policy loans during the accumulation period after the right to cancel period has expired when the policy is used in connection with a tax-sheltered annuity plan under Section 403(b) of the Code (limit of one policy loan per policy year). If your policy was issued pursuant to a 403(b) plan, starting January 1, 2009, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. No additional loans will be allowed if there is a defaulted loan. There can be no more than two outstanding loans at any given time.
The maximum amount you may borrow against the policy is the lesser of:
•	50% of the annuity value; or
•	$50,000 reduced by the highest outstanding loan balance during the one-year period immediately prior to the loan date. However, if the annuity value is less than $20,000, the maximum you may borrow against the policy is the lesser of 80% of the annuity value or $10,000.
The minimum loan amount is $1,000 (unless otherwise required by state law). You are responsible for requesting and repaying loans that comply with applicable tax requirements, and other laws, such as the Employee Retirement Income Security Act of 1974 (“ERISA”). In addition, the Department of Labor has issued regulations governing loans taken by plan participants under retirement plans subject to ERISA. These regulations require, in part, that a loan from an ERISA-governed plan be made under an enforceable agreement, charge a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated.
Failure to comply with these requirements may result in penalties under the Code and ERISA. You and your employer are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor's regulations governing plan loans and the tax rules applicable to loans. Accordingly, you should consult a competent financial professional before requesting a policy loan.

The loan amount will be withdrawn from your investment choices and transferred to the loan reserve. The loan reserve is part of the fixed account and is used as collateral for all policy loans. We reserve the right to postpone distributing the loan amount from the fixed account for up to six months, if required.
On each policy anniversary we will compare the amount of the policy loan to the amount in the loan reserve. If all policy loans and unpaid accrued interest due on the loan exceed the amount in the loan reserve, we will withdraw the difference and transfer it to the loan reserve. If the amount of the loan reserve exceeds the amount of the outstanding policy loan, we will withdraw the difference from the loan reserve and transfer it in accordance with your current premium payment allocation. We reserve the right to transfer  the excess to the fixed account if the amount used to establish the loan reserve was transferred from the fixed account. If all policy loans and unpaid interest due on the loan exceeds the cash value, we will mail to your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount to that the loan no longer exceeds the cash value. If the excess amount is not paid within 31 days after we mail the notice, the policy will terminate without value.
If all policy loans and unpaid interest due on the loan exceed the cash value, we will mail to your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount so that the loan amount no longer exceeds the cash value. If the excess amount is not paid within 31 days after we mail the notice, the policy will terminate without value.
You can repay any policy loan in full (prior to loan default):
•	while the policy is in force; and
•	during the accumulation period.
Note Carefully: If you do not repay your policy loan, we will deduct an amount equal to the unpaid loan balance plus any unpaid accrued interest from:
•	the amount of any death benefit proceeds; or
•	the amount we pay upon a Surrenders or complete surrender; or
•	the amount we apply on the maturity date to provide annuity payments.
You must pay interest on the loan at the rate of 6% per year. You are responsible for determining whether this interest rate is reasonable under ERISA. We deduct interest in arrears. Amounts in the loan reserve will earn interest at a minimum guaranteed effective annual interest rate of 4%. Principal and interest must be repaid:
•	in substantially level quarterly payments over a 5-year period; or
•	over a 10, 15 or 20-year period, if the loan is used to buy your principal residence.
Please Note: Once established, you cannot change the due date or payment method. An extended repayment period cannot go beyond the year you turn 72(or age 70 ½ if the Annuitant attained 70 ½ before 1/1/2020).
IF:
•	a repayment is not received within 31 days from the original due date;
THEN:
•	under federal tax law you will be treated as having a deemed distribution of all policy loans and unpaid accrued interest, and any applicable charges, including any Surrenders charge
This distribution will be reported as taxable to the Internal Revenue Service, may be subject to income and penalty tax, and may cause the policy to not qualify under Section 403(b) of the Code.
You may fax your loan request to us at (866)-671-9215.
The loan date is the date we process the loan request. We impose a $30 fee to cover loan processing and expenses associated with establishing and administering the loan reserve (not applicable in all states). For your protection, we will require a signature guarantee for any loan request within 30 days of an address change. We reserve the right to limit the number of policy loans to one per policy year.
Policy loans may not be available in all states.
Signature Guarantee
As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:
•	Any Surrenders over $250,000 unless it is a custodial owned annuity;
•	Any non-electronic disbursement request made on or within 15 days of a change to the address of record for a policy owner’s account;

•	Any electronic fund transfer instruction changes on or within 15 days of an address change;
•	Any Surrenders when we have been directed to send proceeds to a different personal address from the address of record for that contract owner's account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same owner in a “tax-free exchange”;
•	Any Surrenders when we do not have an originating or guaranteed signature on file unless it is a custodial owned annuity;
•	Any other transaction we require.
We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 851-9777.
You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee.
ANNUITY PAYMENTS (THE INCOME PHASE)
You can generally change the maturity date by giving us 30 days notice with the new date or age. Unless required by state law, the maturity date cannot be earlier than the end of the fifth policy year. The latest maturity date generally cannot be after the date specified in your policy unless a later date is agreed to by us.
Election of Annuity Payment Option. Before the maturity date, if the annuitant is alive, you may choose an annuity payment option or change your option. If you do not choose an annuity option by the maturity date, we will make payments under Option D (see below) as a Variable Life Income with 10 years of guaranteed payments subject to certain exceptions for qualified policies. You cannot change the annuity payment option after the maturity date.
If you choose a variable payment option, you must specify how you want the annuity proceeds divided among the subaccounts as of the maturity date. If you do not specify, we will allocate the annuity proceeds in the same proportion as the annuity value is allocated among the investment option available on the maturity date. Any portion of the annuity proceeds in the fixed account will not be used to purchase variable annuity units and will be allocated to a fixed payout. After the maturity date, you may make transfers among the subaccounts, but you may not make transfers from or to the fixed account; we may limit subaccount transfers to one per policy year.
As of the maturity date and so long as we agree, you may elect a different annuitant or add a joint annuitant who will be a joint payee under a joint and survivor life income payment option. If you do not choose an annuitant, we will consider you to be the annuitant.
Supplemental Policy. Once you annuitize and if you have selected a fixed annuity payment option, the policy will end and we will issue a supplemental policy to describe the terms of the option you selected. The supplemental policy will name who will receive the annuity payments and describe when the annuity payments will be made.
Your policy may not be “partially” annuitized, i.e., you may not apply a portion of your policy value to an annuity option while keeping the remainder of your policy in force.
Annuity Payment Options Under the Policy
The policy provides several annuity payment options that are described below. You may choose any annuity payment option available under your policy. You can choose to receive payments monthly, quarterly, semi-annually or annually.
We will use your “annuity proceeds” to provide these payments. The “annuity proceeds” is your annuity value on the maturity date, less any premium tax that may apply. If your annuity payment would be less than $20, then we will pay you the annuity proceeds in one lump sum.
Fixed Annuity Income Payments. If you choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the maturity date and guaranteed by us. The payment amount will generally depend on the following:
•	the amount of the annuity proceeds on the maturity date;
•	the interest rate we credit on those amounts; and
•	the specific payment option you choose.

Variable Annuity Income Payments. If you choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of each additional variable payment will vary based on the investment performance of the subaccount(s) you invest in and the policy's assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matches the policy's assumed investment return of 5% at all times, then the dollar amount of the next variable annuity payment would remain the same. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the dollar amount of the variable annuity payments would increase. But, if actual investment performance, less charges, is lower than the 5% assumed investment return, then the dollar amount of the variable annuity payments would decrease. The portfolio in which you are invested must grow at a rate at least equal to the 5% assumed investment return (plus the daily separate account annuitization charge equal to an annual rate of 1.40%  of subaccount assets) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information on how variable annuity income payments are determined, see the SAI. If you elect a variable annuity payment option, we deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40%.
The annuity payment options are explained below. Some of the annuity payment options may not be available for all policies, all ages, or in all states. Options A, B, and C are fixed only. Options D and E are variable only.
Fixed Annuity Payment Options
Payment Option A – Fixed Installments. We will pay the annuity in equal payments over a fixed period of 5, 10, 15 or 20 years or any other fixed period acceptable to us.
If your policy is a qualified policy, payment option A may not satisfy minimum required distribution rules. Consult a financial professional before electing that payment option.
Payment Option B – Life Income Fixed Payments.
•	No Period Certain: We will make level payments only during the annuitant's lifetime; or
•	10 Years Certain: We will make level payments for the longer of the annuitant's lifetime or 10 years; or
•	Guaranteed Return of Annuity Proceeds: We will make level payments for the longer of the annuitant's lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.
Payment Option C – Joint and Survivor Life Income: Fixed Payments. We will make level payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.
For more information on how the fixed annuity payments are determined, see the SAI.
Variable Annuity Payment Options
Payment Option D – Variable Life Income. The annuity proceeds are used to purchase variable annuity units in the subaccounts you select. You may choose between:
•	No Period Certain: We will make variable payments only during the annuitant's lifetime; or
•	10 Years Certain: We will make variable payments for the longer of the annuitant's lifetime or 10 years.
Payment Option E – Variable Joint and Survivor Life Income. We will make variable payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.
Other annuity payment options may be arranged by agreement with us. The death benefit payable after the maturity date will be affected by the annuity option you choose.
NOTE CAREFULLY
IF:
•	you choose Life Income with No Period Certain or a Joint and Survivor Life Income (fixed or variable); and
•	the annuitant(s) dies for example, before the due date of the second annuity payment;
THEN:
•	we may make only one annuity payment and there will be no death benefit payable.

IF:
•	you choose Fixed Installments, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and
•	the person receiving payments dies prior to the end of the guaranteed period;
THEN:
•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their value (determined at the date of death) may be paid in a single sum.
We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the annuitant’s address of record. The annuitant is responsible for keeping us informed of the annuitant’s current address of record.
DEATH BENEFIT
Payments on Death
We will pay a death benefit to your beneficiary(ies), under certain circumstances, if, if you are both an owner and annuitant, and you die during the accumulation period (that is before the maturity date). The beneficiary may choose to receive payment of his or her portion of the death benefit proceeds under a life annuity payment option, to continue the policy in the accumulation period for a specified number of years, or to receive a lump sum payment. Death benefit provisions may differ from state to state. The guarantees of these death benefits are based on our claims-paying ability.
We will determine the amount of and process the death benefit proceeds, if any are payable on a policy, upon receipt at our Administrative Office of satisfactory proof of the annuitant's death, directions regarding how to process the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple beneficiaries, we will process the death benefit when the first beneficiary provides us with due proof of their share of the death proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death.” See OTHER INFORMATION - Abandoned or Unclaimed Property.
Please Note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.
Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.
An additional death benefit may be payable if the Additional Earnings Rider was purchased and is in effect at the time of death benefit proceeds become payable. See ADDITIONAL FEATURES - Additional Earnings Rider for details.
The death benefit proceeds remain invested in the separate account in accordance with the allocations made by the policy owner until the beneficiary has provided us with due proof of death. Once we receive due proof of death, investments in the separate account may be reallocated in accordance with the beneficiary's instructions.
We may permit the beneficiary to give a “one-time” written instruction to reallocate the investments in the separate account to the money market fund after the death of the annuitant. If there is more than one beneficiary, all beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the beneficiary provides satisfactory evidence of the annuitant's death.
Before the Maturity Date. Payment of the death benefit proceeds depends on the status of the person who dies, as shown below:
IF:
•	an owner and the annuitant ARE the same person and that person dies;
THEN:
•	we pay the death benefit proceeds to the beneficiaries, if alive,(1)(2)(3)(4)(5) and in some cases, reset the death benefit.(4) If the surviving spouse is the joint owner and the policy continues (or if the surviving spouse is sole beneficiary and elects to continue the policy) then the annuity value is adjusted to equal the death benefit proceeds and the death benefit is reset.(3)

IF:
•	the surviving spouse who continued the policy dies;
THEN:
•	we pay the death benefit proceeds to the beneficiaries, if alive,(1)(2)(3)(4(5)(6)(7) otherwise to the estate of the surviving spouse.
IF:
•	an owner and an annuitant ARE NOT the same person, and an annuitant dies first;
THEN:
•	An owner becomes the annuitant and the policy continues. In the event of joint owners, the younger joint owner will automatically become the new annuitant and the policy will continue.
IF:
•	an owner and an annuitant ARE NOT the same person, and an owner dies first;
THEN:
•	We pay the cash value to the beneficiary(1)(5)(8)(9), or if the sole beneficiary is the surviving spouse, the policy continues.(10) In the event of joint owners, the surviving joint owner becomes the sole owner and the policy will continue. If the policy continues, we will not adjust the annuity value to equal the death benefit proceeds.(10)
(1)The Code requires that payment to the beneficiaries be made in a certain manner and within certain strict timeframes. We discuss these timeframes in Alternate Payment Elections Before the Maturity Date below.
(2)If no beneficiary is alive on the death report day, then the death benefit proceeds are paid to the owner's estate. If the sole beneficiary was living on the owner's date of death, but died before the death report day, the death benefit is paid to the owner's estate, not to the beneficiary's estate.
(3)If the sole beneficiary is the deceased owner/annuitant's surviving spouse, the surviving spouse, if eligible, may elect to continue the policy in force as the new owner and annuitant. Likewise, if the joint owner is the deceased owner’s surviving spouse, the policy will continue in force with the surviving spouse, if eligible, as the new owner and annuitant. We will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will reset the age used in the death benefit provisions under the continuing policy as of the death report day so that the death benefit is based on the age of the surviving spouse. Consequently, if you purchase the optional compounding minimum death benefit or annual step-up death benefit, the phrase “the annuitant's 81st birthday” will refer to the age of the surviving spouse. If the surviving spouse is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the surviving spouse by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent premium payments and subtracting the total partial surrenders following the death report day of the first deceased owner.
(4)If a beneficiary elects to receive his or her portion of the death benefit proceeds within five years of the date of death of the annuitant or over a period that does not exceed such beneficiary's life expectancy (the “distribution period”), then the policy will continue with some modifications until the end of the elected distribution period. We will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit if such beneficiary dies during the distribution period, and we will revise the way we calculate the death benefit so that it is based on the age of such beneficiary. The policy will terminate at the end of the distribution period.
(5)If there are multiple beneficiaries, each beneficiary may elect, individually, how he or she wishes to receive his or her proportionate share of the death benefit proceeds.
(6)If the sole primary beneficiary of the policy is a revocable grantor trust and the spouse of the owner/annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the owner/annuitant’s social security number at the time of claim, she or he shall be treated as the owner/annuitant’s spouse. In those circumstances, the owner/annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.
(7)If the owner is an individual retirement account within the meaning of IRC sections 408 or 408A, if the annuitant’s spouse is the sole primary beneficiary of the annuitant’s interest in such account. In those circumstances, the policy will continue after the annuitant’s death and the annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provision of the policy.
(8)If any beneficiary is alive, but is not the deceased owner’s spouse at the time of the deceased owner’s death, then the beneificiary must receive the cash value in the manner and within the timeframes discussed below in Alternate Payment Elections Before the Maturity Date.

(9)If no beneficiary is alive, the owner’s estate will become the new owner and the cash value must be distributed within 5 years of the deceased owner’s death.
(10)If the sole beneficiary is alive and is the deceased owner’s surviving spouse at the time of the deceased owner’s death, then the policy will continue with the spouse as the new owner.
The death benefit proceeds are reduced by any outstanding policy loans plus accrued interest and premium taxes due.
Different rules apply if an owner or beneficiary is not a natural person. Please consult the SAI, your policy or your agent for more details.
After the Maturity Date. The death benefit paid after the start of annuity payments depends upon the annuity option you selected. See ANNUITY PAYMENTS (THE INCOME PHASE) - Fixed Annuity Payment Options and Variable Annuity Payment Options. Not all payment options provide for a death benefit.
If any owner dies on or after the start of annuity payments, the remaining portion of any interest in the policy will be distributed at least as rapidly as under the method of distribution being used as of the date of the annuitant's death.
Standard Death Benefit
Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum, as substantially equal payments while the policy continues in the accumulation period for a specified number of years, as annuity payments, or as otherwise permitted by the Company in accordance with applicable law.
If an owner who is the annuitant dies before the maturity date and if the death benefit proceeds are payable, the standard death benefit proceeds will be the greater of:
•	The annuity value of your policy on the death report day; or
•	The total premium payments you make to the policy as of the death report day, reduced by adjusted partial Surrenderss.
The standard death benefit proceeds are not payable after the maturity date.
Optional Death Benefit Riders
On the policy application, you may add either the compounding minimum death benefit rider or the annual step-up death benefit rider. These riders are not available if you, a joint owner or the annuitant is age 76 or older on the policy date. These riders are only payable during the accumulation period and are not payable after the maturity date. You may not select an optional death benefit rider after the policy has been issued. If you purchase one of these riders, you cannot drop it after we issue your policy. You may not add the Additional Earnings Rider if you have purchased an optional death benefit rider.
Compounding Minimum Death Benefit Rider. If an owner who is the annuitant dies during the accumulation period and if the death benefit proceeds are payable, then the compounding minimum death benefit proceeds are the greater of:
•	the standard death benefit; or
•	the compounding minimum death benefit: This benefit equals total premium payments, plus interest at an effective annual rate of 5% (in most states) from the date of the premium payment to the date of death, less any adjusted partial Surrenders(s), including interest on any adjusted partial Surrenders at the 5% rate from the date of partial Surrenders to the date of death. Interest is not credited after the annuitant’s 81st birthday. This death benefit will not exceed 200% of total premium payments less partial Surrenderss.
Annual Step-Up Death Benefit Rider. If an owner who is the annuitant dies during the accumulation period and if the death benefit proceeds are payable, then the annual step-up death benefit proceeds are the greater of:
•	the standard death benefit; or
•	the annual step-up death benefit: This benefit equals the highest annuity value on any policy anniversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial Surrenderss we have paid to you following the policy anniversary on which the highest annuity value occurs. This death benefit will not exceed 200% of total premium payments less partial Surrenderss.
If you select either of these options, then the mortality and expense risk charge will increase to 1.25%
Effect of Adjusted Partial Surrender on Death Benefits
When you request a partial surrender, we will reduce the death benefit under the policy by an “adjusted partial surrender.” An adjusted partial surrender will reduce the death benefit proceeds by the amount of the partial surrender times the ratio of:

•	the amount of the death benefit proceeds on the same date as, but immediately before, the processing of the partial surrender, to
•	the annuity value immediately before the partial surrender.
We have included a more detailed explanation of this adjustment in the SAI.
If the death benefit proceeds are greater than the annuity value prior to the partial surrender, the adjusted partial surrender may be more than the amount of your request. For this reason, if a death benefit is paid after you have made a partial surrender, then the total of that partial surrender and the death benefit could be less than the death benefit immediately before you have made a partial surrender. If the death benefit proceeds are less than the annuity value prior to the partial surrender, the adjusted partial surrender will reduce the death benefit dollar for dollar.
Additional Benefits with Spousal Continuation
If an owner who is the annuitant dies before the maturity date, and if the surviving spouse of the deceased owner continues (if a joint owner) or elects to continue (if a sole beneficiary) the policy, the surviving spouse becomes the sole owner and annuitant. We will increase the annuity value of the policy as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse.
Additional Death Benefit on Beneficiary's Death
If an owner who is the annuitant dies before the maturity date, and if the deceased owner's spouse is not named as the joint owner or as the sole beneficiary who elects to continue the policy, then each beneficiary can elect to keep the policy in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed the beneficiary's life expectancy (the “distribution period”). We will pay a death benefit if the beneficiary dies during the distribution period and permit such beneficiary to name a new beneficiary. We will revise the way we calculate that death benefit so that it is based on the age of such beneficiary.
Alternate Payment Elections Before the Maturity Date
If a beneficiary is entitled to receive the death benefit proceeds, a beneficiary may elect to receive the death benefit in a lump sum payment or to receive payment under one of the following options that provides for complete distribution and termination of this policy at the end of the distribution period:
1. within 5 years of the date of an owner's death;
2. over the beneficiary's lifetime, with payments beginning within one year of the deceased owner's death; or
3. over a specified number of years, not to exceed the beneficiary's life expectancy, with payments beginning within one year of an owner's death.
To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary's current life expectancy, with payments beginning within one year of the deceased owner's death.
Different rules may apply if the policy is a qualified policy.
Multiple beneficiaries may choose individually among any of these options.
If the deceased annuitant was an owner, and one or more beneficiaries chooses one of the above options instead of a lump sum payment, we will “reset” the age used in the death benefit provisions under the new option as of the death report day, so that the death benefit is based on the age of the particular new annuitant (i.e., the beneficiary). As a result, if you purchased an optional death benefit rider, the phrase “the annuitant's 81st birthday” will refer to the age of the particular beneficiary. If the beneficiary is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the particular beneficiary by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent premium payments and subtracting the total Surrenderss following the death report day of the first deceased owner. This option applies to both spousal and non-spousal beneficiaries.
If a beneficiary chooses 1 or 3 above, this policy remains in effect and remains in the accumulation period until it terminates at the end of the elected period. The beneficiary's proportionate share of the death benefit proceeds becomes the new annuity value. Any payments made to a beneficiary under the option 3 will be treated as adjusted partial surrenders. See Effect of Adjusted Partial

Surrender on Certain Death Benefits. If a beneficiary chooses 2 above, the policy remains in effect, but moves into the income phase with the beneficiary receiving payments under a life annuity payout option. Special restrictions apply to options 1 and 3 above. See the SAI for more details.
These Alternate Payment Elections do not apply if the sole beneficiary is the surviving spouse of the deceased owner and the surviving spouse is eligible to and elected to continue the policy. These Alternate Payment Elections do apply when we pay the cash value to the beneficiary on the death of an owner who is not the annuitant. When an owner who is not the annuitant dies, we do not increase the annuity value to equal the death benefit proceeds.
TAX INFORMATION
NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult your own financial professional about your own circumstances.
Introduction
Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the policy value over the investment in the policy during each taxable year.
There are different rules as to how you will be taxed depending on how you take the money out and the type of policy-qualified or nonqualified.
If you purchase the policy as an individual retirement annuity or as a part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, your policy is referred to as a qualified policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan's provisions and a policy's provisions, the plan's provisions will control.
If you purchase the policy other than as part of any arrangement described in the preceding paragraph, the policy is referred to as a nonqualified policy.
You will generally not be taxed on increases in the value of your policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the policy. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All amounts received from the policy that are includible in income are taxed at ordinary income rates; no amounts received from the policy are taxable at the lower rates applicable to capital gains.
The Internal Revenue Service (“IRS”) has not reviewed the policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.
The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or policy.
We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

Taxation of Us
We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as a part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying fund portfolios to foreign jurisdictions to the extent permitted under federal tax law.
Tax Status of a Nonqualified Policy
Diversification Requirements. In order for a nonqualified variable policy which is based on a segregated asset account to qualify as an annuity policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The owners bear the risk that the entire policy could be disqualified as an annuity policy under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”
Owner Control. In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.
Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable policy would not possess sufficient control over the assets underlying the policy to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a policy vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of Separate Account assets and taxed accordingly.
We believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own financial professional regarding the tax matter discussed above.
Distribution Requirements . The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner's death. If any owner dies before the annuity starting date, the entire interest in the policy must generally be distributed (1) within 5 years after such owner's date of death or (2) be used to provide payments to a designated beneficiary for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. The designated beneficiary must be an individual and payments must begin within one year of such owner’s death. However, if upon such owner's death the owner's surviving spouse is the sole beneficiary of the policy, then the policy may be continued with the surviving spouse as the new owner. If any owner is a non-natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.
In certain instances a designated beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a nonqualified annuity. The only method we use for making distribution payments from a nonqualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1.
The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of Nonqualified Annuities
The following discussion assumes the policy qualifies as an annuity policy for federal income tax purposes.
In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.
Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the policy.” There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these rules with a competent financial professional. A policy owned by a trust using the grantor's social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a financial professional for more information on how this may impact your policy.
Different Individual Owner and Annuitant
If the owner and annuitant on the policy are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the policy if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or financial professional if you are considering designating a different individual as the annuitant on your policy to determine the potential tax ramifications of such a designation.
Annuity Starting Date
This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of maturity date used in your policy and the dates will be the same. However, in certain circumstances, your annuity starting date and maturity date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a financial professional for more information on when this issue may arise.
It is possible that at certain advanced ages a policy might no longer be treated as an annuity policy if the policy has not been annuitized before that age or have other tax consequences. You should consult with a financial professional about the tax consequences in such circumstances.
Taxation of Annuity Payments
Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.
In general, the excludable portion of each annuity payment you receive will be determined as follows:
•	Fixed payments-by dividing the “investment in the policy” on the annuity starting date by the total expected return under the policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
•	Variable payments-by dividing the “investment in the policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.
The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income.
If you select more than one annuity payment option, special rules govern the allocation of the policy's entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent financial professional as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on your tax return.
Taxation of Surrenders and Withdrawals - Nonqualified Policies
When you surrender your policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy.” The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income. Withdrawals are generally treated first as taxable income to the extent of the excess in the policy value over the “investment in the policy.” Distributions made under the systematic payout option are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges and collateral assignments as security of a loan are taxed in the same manner as withdrawals and surrenders. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All taxable amounts received under a policy are subject to tax at ordinary rather than capital gain tax rates.
If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your policy value immediately before a policy withdrawal (or transaction taxed like a withdrawal) may have to be increased by any positive excess interest adjustments that result from the transaction. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your financial professional.
The Code also provides that amounts received from the policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59½; (2) paid after an owner (or where the owner is a non-natural person, an annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer's designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because we cannot verify that the owner is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.
Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a financial professional for more information regarding the imposition of penalty tax.
Aggregation
All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner (policyholder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the owner's income when a taxable distribution (other than annuity payments) occurs. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, you may wish to consult with your financial professional regarding how aggregation will apply to your policies.
Tax-Free Exchanges of Nonqualified Policies
We may issue the nonqualified policy in exchange for all or part of another annuity policy that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the policy immediately after the exchange will generally be the same as that of the annuity policy exchanged, increased by any additional premium payment made as part of the exchange. Your policy value immediately after the exchange may exceed your investment in the policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the policy (e.g., as a withdrawal, surrender, annuity income payment or death benefit).
If you exchange part of an existing policy for the policy, and within 180 days of the exchange you received a payment other than certain annuity payments (e.g., you make a withdrawal) from either policy, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the policy could be includible in your income and subject to a 10% penalty tax.
You should consult your financial professional in connection with an exchange of all or part of an annuity policy for the policy, especially if you may make a withdrawal from either policy within 180 days after the exchange.

Medicare Tax
Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. We are required to report distributions made from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from your qualified policy could cause your other investment income to be subject to the tax. Please consult a financial professional for more information.
Same Sex Relationships
Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as spouses under the applicable state law, will each be treated as spouse as defined in this policy for state law purposes. However, individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this policy for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a financial professional for more information on this subject.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the policy because of your death or the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; (2) if distributed via withdrawals, these amounts are taxed in the same manner as a Surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.
Transfers, Assignments or Exchanges of Policies
A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the exchange of a policy and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transaction or designation should contact a competent financial professional with respect to the potential tax effects.
Charges
It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to age 59½. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable withdrawals, the tax rules associated with these benefits are unclear, and we advise that you consult your financial professional prior to selecting any optional benefit under the policy.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
The estate and gift tax unified credit basic exclusion amount is $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. The maximum rate is 40%.
There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.
Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.
Qualified Policies
The qualified policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59½ (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.
Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or Surrenderss according to the requirements in the IRS regulations (minimum required distributions) must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 72 (or age 70 ½ if the Annuitant attained 70 ½ before 1/1/2020); (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59½ (unless certain exceptions apply) are subject to a 10% penalty tax.
SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions. Subject to certain exceptions, distributions prior to age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.
The IRS has not reviewed this policy for qualification as a traditional IRA, SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.
Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following: attaining age 59½, to pay for qualified first time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner's lifetime; however, minimum required distributions at death are generally the same as for traditional IRAs.

The IRS has not reviewed this policy for qualification as a ROTH IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.
Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to Federal Insurance Contributions Act (FICA or Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically, distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59½, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59½. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan. Employers using the policy in connection with Section 403(b) plans may wish to consult with their financial professional.
Pursuant to tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.
Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.
Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages, distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled Withholding below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to substantial risk of forfeiture.
Ineligible Owners-Qualified
We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.
Taxation of Surrenders and Withdrawals - Qualified Policies
In the case of a withdrawal under a qualified policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible premium payments made by you or on your behalf. If you do not have any non-deductible premium payments, your investment in the policy will be treated as zero.

In addition, a penalty tax may be assessed on amounts withdrawn from the policy prior to the date you reach age 59½, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You may wish to consult a financial professional for more information regarding the application of these exceptions to your circumstances. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policy.
Qualified Plan Required Distributions
For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 72 (or 70½ if the owner/participant attained age 70½ prior to 1/1/2020) or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 72 (or 70½ if the owner/participant attained age 70½ prior to 1/1/2020). The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating required minimum distributions. Please consult with your financial professional to learn more about an optional living or death benefit prior to purchase.
Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and financial professional regarding the suitability of the policy.
The Code generally requires that interest in a qualified policy be non-forfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a financial professional before purchasing a bonus rider as part of a qualified policy.
You should consult your legal counsel or financial professional if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.
Optional Living Benefits
For policies with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as policy holder may cause the qualified plan participant to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a financial professional before purchasing this policy as a qualified policy.
Withholding
The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee's spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
Annuity Purchases by Residents of Puerto Rico
The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations
The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner's country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified financial professional regarding U.S., state, and foreign taxation for any annuity policy purchase.
Foreign Account Tax Compliance Act (“FATCA”)
If the payee of a distribution from the policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the policy or the distribution. The rules relating to FATCA are complex, and a financial professional should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the policy.
Possible Tax Law Changes
Although the likelihood and nature of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a financial professional with respect to legal or regulatory developments and their effect on the policy.
We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive.
ADDITIONAL FEATURES
Dollar Cost Averaging Program
During the accumulation period, you may instruct us to automatically make transfers into one or more subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.
Dollar Cost Averaging programs that may be available under your policy:
•	Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly. You can elect to transfer from the fixed account, money market or other specified subaccount.
•	Special —You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment option into a Special Dollar Cost Averaging program. This program is only available for new premium payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).
A Dollar Cost Averaging program will begin the next business day after we have received in good order all necessary information and the minimum required amount. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order. Please note, Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional premium payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.
NOTE CAREFULLY:
New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional premium payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current premium payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.

IF:
•	we do not receive all necessary information to begin or restart a Dollar Cost Averaging program;
THEN:
•	any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market investment option within 30 days of allocation to fixed source if new Dollar Cost Averaging instructions are not received;
•	any amount in a variable source will be invested in that variable source and will remain in that variable investment option; and
•	new Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.
You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions. Transfers from a Dollar Cost Averaging fixed source are not subject to an excess interest adjustment. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and a guaranteed lifetime withdrawal benefit (subject to any investment restrictions involving the source). There is no charge for this benefit.
The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies, in all states or at all times. See your policy for availability of the fixed account options. We reserve the right to terminate the availability of any Dollar Cost Averaging program at any time.
Asset Rebalancing
During the accumulation period you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing. To enter into asset rebalancing, you must submit a completed request form, signed by the owner to our Administrative Office. To end participation in asset rebalancing, you or your authorized registered representative may call or write to our Administrative Office. Entrance to the asset rebalancing program is limited to once per policy year. However, we will not rebalance if you are in the dollar cost averaging program or systematic Surrenders program, if you elect to participate in any asset allocation service provided by a third party or if you request any other transfer, or if we receive your request to discontinue participation at our Administrative Office. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.
If you request the Asset Rebalancing program, we will change your future payment allocation to match the subaccounts in your Asset Rebalancing program.
To qualify for asset rebalancing, a minimum annuity value of $5,000 for an existing policy, or a minimum initial premium payment of $5,000 for a new policy is required. Any annuity value in the fixed account value may not be included in the asset rebalancing program. Asset rebalancing does not guarantee gains, nor does it assure that any subaccount will not have losses.
There is no charge for this program. However, each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each policy year.
We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.
Telephone, Fax and Internet Transactions
Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time.
Upon instructions from you, the registered representative/agent of record for your policy may also make telephonic transfers for you. If you do not want the ability to make transfers by telephone, you should notify us in writing.
Except for the restrictions regarding the fixed account noted above, you may make telephonic transfers, allocation changes or request withdrawals by calling our toll-free number: (800)-851-9777 (Monday-Friday 8:30 a.m.- 7:00 p.m. Eastern Time). You will be required to provide certain information for identification purposes when you request a transaction by telephone. We may also require written confirmation of your request. We will not be liable for losses resulting from telephone requests that we believe are genuine. Telephone transfers for policies owned by trust will only be allowed if a current trust certification form with a signature guarantee is on file at our Administrative Office. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent transactions.
Telephone, fax and Internet orders must be received in good order at our Administrative Office while the New York Stock Exchange is open for regular trading to receive same-day pricing. Orders received in good order at our office on non-market days or after the close of business on market days will get next – day pricing. See OTHER INFORMATION- Sending Forms and Transactions in Good Order.

We may deny the telephone transaction privileges to market timers and frequent or disruptive traders.
To request a transfer or Surrenders, please fax your request to us at (877)-355-4385. We will not be responsible for same-day processing of transfers or Surrenderss if you fax your request to a number other than this fax number.
You may make transfers and change premium allocations through our website – www.tlic.transamerica.com.
We will not be responsible for transmittal problems which are not reported to us by the following business day. Any reports must be accompanied by proof of the faxed transmittal.
We cannot guarantee that telephone, fax or Internet transactions will always be available. For example, our Administrative Office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. Outages or slowdowns may prevent or delay our receipt of your order or request.
We may discontinue the availability of telephone, fax or Internet transactions at any time.
Additional Earnings Rider
The optional Additional Earnings Rider may pay an Additional Earnings Rider Amount when the owner who is the annuitant dies and death benefit proceeds are paid under your policy. You may elect the rider when we issue the policy or on any monthiversary during the accumulation period before you, a joint owner or the annuitant reach age 76 and if you have not already purchased an optional death benefit rider.
The Additional Earnings Rider may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly: For more information on the options available for electing a benefit, please contact your financial intermediary or our Administrative Office.
In order to buy this rider:
•	you must purchase it when we issue the policy;
•	you must both be the owner and annuitant (except in the case of a trust or employer sponsored plan); and
•	you and the annuitant must be age 75 or younger.
Unless we otherwise consent, we limit the number of Additional Earnings Riders to one per annuitant. This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option. The Additional Earnings Rider is based on our claims-paying ability.
The date you add the rider to the policy is the rider date.
We will pay the Additional Earnings Rider Amount under this rider only if:
•	the rider is in force at the time of death;
•	death benefit proceeds are payable under the policy; and
•	there are rider earnings when the death benefit proceeds are calculated.
Additional Earnings Rider Amount. The Additional Earnings Rider Amount is equal to the additional earnings factor (see below), multiplied by the lesser of:
•	the rider earnings on the date we calculate the death benefit proceeds (the death report day); or
•	the rider earnings limit (shown on your rider) multiplied by the rider base on the death report day.
The maximum we will pay under this rider is $1 million.
Rider earnings equal:
•	the death benefit proceeds payable under the policy; minus
•	the rider base, which is:
•	the greater of the death benefit proceeds on the rider date or the annuity value on the rider date (this rider is no longer available after issue); plus
•	the premium payments made after the rider date; less
•	the amount of each Surrenders made after the rider date, multiplied by the ratio of the rider base to the annuity value immediately before the Surrenders.

Example: A person aged 60 purchases a policy with the Additional Earnings Rider. On the date of the purchase (rider date) the annuity value and death benefit value were equal to the premium payment of $40,000 (the rider base). The rider has an additional earnings factor of 40% and rider earnings limit of 250%. The maximum benefit we will pay under the rider is $1,000,000.
At the time of the owner's death, the death benefit proceeds are valued at $75,000. To calculate the benefit we will pay under the Additional Earnings Rider (that is, the Additional Earnings Rider Amount), first we subtract the rider base ($40,000), assuming no Surrenderss or additional premium payment have been made since the rider date, from the death benefit proceeds to get the rider earnings ($75,000—$40,000=$35,000).
Then we perform several additional calculations. The benefit we pay under the Additional Earnings Rider is the lesser of a), b), or c):
a) The rider earnings ($35,000) multiplied by the additional earnings factor (40%) = $14,000;
b) The rider earnings limit (250%) multiplied by the rider base ($40,000) multiplied by the additional earnings factor (40%) = $40,000; or
c) The maximum benefit under the rider=$1,000,000.
The Additional Earnings Rider Amount (that is, the benefit we will pay under the Additional Earnings Rider) is $14,000. The total death benefit under these circumstances (that is, the death benefit proceeds plus the Additional Earnings Rider Amount) is $89,000 ($75,000 + $14,000).
For additional examples, see the SAI.
We will not pay a benefit under the Additional Earnings Rider if there are no rider earnings on the date we calculated the death benefit proceeds. If you purchased your policy as part of a 1035 exchange, rider earnings do not include any gains before the rider is added to your policy. As with all insurance, you may not realize a benefit from the purchase of this rider.
The additional earnings factors are as follows:
Owner/Annuitant’s Age on the Rider Date	Percent
0-65	40%
66-67	35%
68-69	30%
70-75	25%
For purposes of computing taxable gains payable on the death benefit proceeds, both the death benefit proceeds payable under the policy and the Additional Earnings Rider Amount will be considered.
See the SAI for an example which illustrates the Additional Earnings Rider Amount payable as well as the effect of a Surrenders on the Additional Earnings Rider Amount.
Continuation . If an owner who is the annuitant dies during the accumulation period and the deceased owner's spouse is the sole beneficiary and is eligible to and elects to continue the policy, the annuity value is adjusted to equal the death benefit proceeds, the deceased owner's spouse will have the following options:
•	terminate the Additional Earnings Rider and receive a one-time annuity value increase equal to the Additional Earnings Rider Amount. All future Surrenders charges on this amount, if any, will be waived; or
•	continue the Additional Earnings Rider (with fees) without the one-time annuity value increase. An Additional Earnings Rider Amount would then be paid upon the death of the spouse who continued the policy. Because we have not issued a new rider, but simply continued the rider purchased by the deceased owner, we will calculate the Additional Earnings Rider Amount using the additional earnings factor and other calculation factors applicable to the original rider.
Alternate Election. If an owner who is the annuitant dies during the accumulation period and one or more of the beneficiaries elect to receive the complete distribution of the death proceeds under alternate payment option (1) or (3), then that beneficiary will have the following options:
•	terminate the Additional Earnings Rider and receive a one-time increase in death benefit proceeds equal to a proportionate share of the Additional Earnings Rider Amount. All Surrenders charges on this amount, if any, will be waived; or
•	continue the Additional Earnings Rider (with fees) without the one-time annuity value increase. An Additional Earnings Rider Amount would then be paid in a lump sum upon the death of the beneficiary and the policy will terminate. This amount will be calculated using the additional earnings factor and other calculation factors determined under the original rider. The required annual distributions under the alternate payment elections are likely to reduce significantly the value of this rider during this period.

See DEATH BENEFIT - Alternate Payment Elections Before the Maturity Date.
Rider Fee. There is an annual charge during the accumulation period of 0.35% of your policy's annuity value. The charge will not be increased once the rider has been issued. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider. We will deduct this fee from each subaccount and the fixed account in proportion to the amount of the annuity value in each account. We do not assess this charge during the income phase. The rider fee is deducted even during periods when the rider would not pay any benefit because there are no rider earnings.
Termination. The rider will remain in effect until:
•	we receive your written notice at our Administrative Office to cancel the rider;
•	you annuitize or surrender the policy; or
•	the Additional Earnings Rider Amount is paid or added to the annuity value under a continuation, as described above.
Once you terminate the rider, you may re-select it during the accumulation period, if we are still offering the rider; however, a new rider will be issued and the Additional Earnings Rider Amount will be redetermined. Please note that if you terminate the rider and re-select it, the rider will only cover gains, if any, since it was re-selected, and the terms and charges of the new rider may differ from those of the terminated rider.
It is possible that the Internal Revenue Service may take a position that charges for the Additional Earnings Rider should be treated as taxable distributions to you. Although we do not believe that a rider charge under the policy should be treated as a taxable distribution, you should consult your tax adviser before selecting this rider under the policy.
OTHER INFORMATION
Ownership
You, as owner of the policy, exercise all rights and privileges under the policy, including the right to transfer ownership (subject to any assignee or irrevocable beneficiary’s consent). You can change an owner at any time by notifying us in writing at our Administrative Office in good order. If we do not have an originating signature or guaranteed signature on file or if the Company suspects fraud, we may require a notarized signature. There may be limitations on your ability to change the ownership of a qualified policy. An ownership change may be a taxable event. Joint owners may be named provided they are husband and wife. Joint ownership is not available in all states.
Annuitant
The annuitant is the person named in the application to receive annuity payments. If no person is named, the owner will be the annuitant. As of the maturity date, and upon our agreement, the owner may change the annuitant or, if either annuity payment Option C or Option E has been selected, add a joint annuitant. On the maturity date, the annuitant(s) will become the payee(s) and receive the annuity payments.
Beneficiary
A beneficiary is the person who receives the death benefit when an owner who is also the annuitant dies. If an owner who is not the annuitant dies before the annuitant and the sole beneficiary is not an owner's spouse and there is no joint owner, the beneficiary will receive the cash value. You may change beneficiary(ies) during the lifetime of the annuitant, subject to the rights of any irrevocable beneficiary. Any change must be made in writing and received by us at our Administrative Office in good order. Before the maturity date, if an owner who is the annuitant dies, and no beneficiary is alive on the death report day, benefits payable at death will be paid to the owner's estate. In the case of certain qualified policies, the Treasury Regulations prescribe certain limitations on the designation of a beneficiary. See the SAI for more details on the beneficiary.
Right to Cancel Period
You may return your policy for a refund, but only if you return it within a prescribed period, which is generally 10 days after you receive the policy (for replacements the right cancel period is generally 30 days), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid plus or minus accumulated gains or losses in the separate account. You bear the risk of any decline in policy value during the right to cancel period. However, if state law or federal tax regulations require we will refund your original premium payment(s), or surrender value, if greater. We will pay the refund within seven days after we receive in good order within the applicable period at our Administrative Office, written notice of cancellation and the returned policy. The policy will then be deemed void.

Assignment
You can also generally assign the policy any time before the maturity date. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the state insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the policy before we receive written notice of the assignment. An assignment may be a taxable event. There may be limitations on your ability to assign a qualified policy and such assignments may be subject to tax penalties and taxed as distributions under the Code.
Termination for Low Value
If a Surrenders or fee (including an optional rider fee, administrative fee, or owner transaction fee) reduces your cash value below the minimum specified in your policy, we reserve the right to terminate your policy and send you a full distribution of your remaining cash value. All benefits associated with your annuity policy will be terminated. Federal law may impose restrictions on our right to terminate certain qualified policies. We do not currently anticipate exercising this right if you have certain optional benefits, however, we reserve the right to do so. For all other policies, including policies with certain other optional benefits, we intend to exercise this termination provision.
Sending Forms and Transaction Requests in Good Order
We cannot process your requests for transactions relating to the policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the subaccounts affected by the requested transaction; the dated signatures of all owners (exactly as registered on the policy) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner's consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether a particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.
Regulatory Modifications to Policy
We reserve the right to amend the policy or any riders attached thereto as necessary to comply with specific direction provided by state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.
Certain Offers
From time to time, we have (and we may again) offered you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.
When we make an offer, we may vary the offer amount, up or down, among the same group of policy owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of policy owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining policy owners in the same group.
If you accept an offer that requires you to terminate a guaranteed benefit and you retain your policy, we will no longer charge you for the benefit, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.
Mixed and Shared Funding
The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies (“shared funding”). While we currently do not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various policies and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. We and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, we would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.
Exchanges and/or Reinstatements
You can generally exchange a nonqualified annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee-to-trustee transfer.” Before making an exchange or transfer, you should compare both annuities carefully. Remember that if you exchange or transfer another annuity for the one described in this prospectus, then you may pay a Surrenders charge on the other annuity, and there may be a new surrender charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless you determine, after knowing all the facts, that the exchange or transfer is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange, transfer or otherwise).
You may ask us to reinstate your policy after such an exchange, transfer or full surrender or withdrawal and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds distributed to the applicable investment choices. The dollar amount will be used to purchase new accumulation units at the then current price. In the event any subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available investment choices according to the investment allocation instructions you previously provided. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. Generally, unless you return the original company check, your annuity policy is nonqualified and a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution to the IRS even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which you will receive in January of the year following the distribution. We recommend that you consult a tax professional to explain the possible tax consequences of reinstatements.
Voting Rights
To the extent required by law, the Company will vote all shares of the underlying fund portfolios held in the separate account in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.
Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.
Non-Participating Policy
The policy does not participate or share in the profits or surplus earnings of the Company. No dividends are payable on the policy
Variations in Policy Provisions
Certain provisions of the policies may vary from the descriptions in this prospectus in order to comply with different state laws. See your policy for variations, since any such state variations will be included in your policy or in riders or endorsements attached to your policy.
The fixed account is not available in all states. If your policy was issued in Washington, Oregon, New Jersey or Massachusetts, you may not direct or transfer any money to the fixed account.
For general information concerning policy WL18 please see “Appendix C” in addition to your policy.

Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.
Business Continuity
Our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions have added to the unpredictability and frequency of natural disasters in certain parts of the world. To date, the COVID-19 pandemic has caused significant uncertainty and disruption to governments, business operations, and consumer behavior on a global scale. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity plans do not include effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.
Cyber Security
Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of our information technology or communications systems may result in a material adverse effect on our results of operations and corporate reputation.
Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.
A computer system failure or security breach may disrupt our business, damage our reputation and adversely affect our operational results, financial condition and cash flows.
We rely heavily on computer and information systems and internet and network connectivity to conduct a large portion of our business operations. This includes the need to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through commercial customers, business partners (semi-) governmental agencies and third-party service providers. The introduction of new technologies, computer system failures, cyber-crime attacks or security or data privacy breaches may materially disrupt our business operations, damage our reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect our results of operations, financial condition and cash flows.

The information security risk that we face includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack our systems and information. It also includes inside threats, both malicious and accidental. For example, human error, unauthorized user activity and lack of sufficiently automated processing can result in improper information exposure or use. We also face risk in this area due to our reliance in many cases on third-party systems, all of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by us or our affiliates may not adequately secure their own information systems and networks, or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target us and our applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.
In recent years information security risk has increased sharply due to a number of developments in how information systems are used by companies such as us, but also by society in general. Threats have increased as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can exploit.
Large, global financial institutions such as us have been, and will continue to be subject to information security attacks for the foreseeable future. The nature of these attacks will also continue to be unpredictable, and in many cases may arise from circumstances that are beyond our control. Especially if and to the extent we fail to adequately invest in defensive infrastructure, timely response capabilities, technology and processes or to effectively execute against our information security strategy, we may suffer material adverse consequences.
To date the highest impact information security incidents that we have experienced are believed to have been the result of e-mail phishing attacks targeted at our business partners and commercial customers. This in turn led to unauthorized use of valid website credentials to engage in fraudulent transactions and improper data exfiltration. Additionally, we have also faced other types of attacks, including but not limited to other types of phishing attacks and distributed denial of service (DDoS) attacks, as well as certain limited cases of unauthorized internal user activity, including activity between other units of Aegon. Although to our knowledge these events have thus far not been material in nature, our management recognizes the need to establish and maintain adequate information security systems that are capable of addressing the possibility of these types of attacks, as well as for the possibility of more significant and sophisticated information security attacks, in the future. There is no guarantee that the measures that we take will be sufficient to stop all types of attacks or mitigate all types of information security or data privacy risks.
We maintain cyber liability insurance to help decrease the impact of cyber-attacks and information security events, subject to the terms and conditions of the policy, however such insurance may not be sufficient to cover all applicable losses that we may suffer.
A breach of data privacy or security obligations may disrupt our business, damage our reputation and adversely affect financial conditions and results of operations.
Pursuant to applicable laws, various government agencies and independent administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential information held by us. For example, our businesses are subject to laws and regulations enacted by U.S. federal and state governments, including various regulatory organizations relating to the privacy and/or security of the information of customers, employees or others. These laws, among other things, increased compliance obligations, impacted our businesses’ collection, processing and retention of personal data, reporting of data breaches, and provide for penalties for non-compliance. For example, the New York Department of Finance Services (NYDFS), pursuant to its cybersecurity regulation, requires financial institutions regulated by the NYDFS, including certain of our entities, to, among other things, satisfy an extensive set of minimum cyber security requirements, including but not limited to governance, management, reporting, policy, technology and control requirements. Numerous other U.S. laws also impose various information security and privacy related obligations with respect to various Company affiliates operating in the U.S., including but not limited to the Gramm-Leach-Bliley Act and related state laws (GLBA), the California Consumer Privacy Act (CCPA) and the Health Insurance Portability and Accountability Act (HIPAA), among many others. Other legislators and regulators with jurisdiction over our businesses are considering, or have already enacted, enhanced information security risk management and privacy rules and regulations. A number of our entities and affiliates are also subject to contractual restrictions with respect to the information of our clients and business partners. The Company, and numerous of its, employees and business partners have access to, and routinely process, the personal information of consumers and employees. We rely on a large number of processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, us, our systems, employees and business partners. It is possible that an employee, business partner or system could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Our data or data in our possession could also be the subject of an unauthorized information security attack. If we fail to maintain adequate processes and controls or if we or our business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage our reputation or lead to increased regulatory scrutiny or civil or criminal penalties or (class action) litigation, which, in turn, could have a material adverse effect on our business, financial condition and results of operations. In addition, we analyze personal information and customer data to better manage our business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such techniques may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over the Company or its affiliates in recent years, and more such obligations are likely to be imposed in the near future across our operations. Such restrictions and obligations could have material impacts on our business, financial conditions and/or results of operations.
In addition, we analyze personal information and customer data to better manage our business subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such techniques may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over Transamerica or its subsidiaries in recent years, and more such obligations are likely to be imposed in the near future across our operations. Such restriction and obligations could have material impacts on our business, financial conditions and/or results of operations.
For a complete description regarding Transamerica’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: www.transamerica.com/individual/privacy-policy and www.transamerica.com/individual/terms-of-use.
Transamerica Life Insurance Company
Transamerica Life Insurance Company, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is the insurance company issuing the Policy.
We are engaged in the sale of life and health insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc, and is licensed in all states except New York and District of Columbia, Guam, Puerto Rice, and the U.S. Virgin Islands. We are a wholly-owned indirect subsidiary of Transamerica corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of ours and subject to our claims paying ability. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.
Financial Condition of the Company
We pay benefits under your policy from our general account assets and/or from your policy value held in the separate account. It is important that you understand that payments of the benefits are not assured and depend upon certain factors discussed below.
Assets in the Separate Account. You assume all of the investment risk for your policy value that is allocated to the subaccounts of the separate account. Your policy value in those subaccounts constitutes a portion of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. You also may be permitted to make allocations to guaranteed period options of the fixed account, which are supported by the assets in our general account. Any guarantees under a policy that exceed policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the separate account). Therefore, any amounts that we may be obligated to pay under the policy in excess of policy value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the policies supported by it.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.
As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligation we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and policy value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy owners or to provide the collateral necessary to finance our business operations.
How to Obtain More Information. We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance as well as the financial statements of the separate account are located in the Statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC's website at www.sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our policy owners are available on our website (www.transamerica.com/individual/what-we-do/about-us/financial-strength/), and the websites of these nationally recognized statistical ratings organizations – A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com) and Standard & Poor’s Rating Services (www.standardandpoors.com).
The Separate Account
The Company established a separate account, called WRL Series Annuity Account, under the laws of the State of Ohio on August 4, 2003. The separate account receives and invests the premium payments that are allocated to it for investment in shares of the underlying fund portfolios.
The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or the Company. Income, gains and losses (whether or not realized), from assets allocated to the separate account are, in accordance with the policies, credited to or charged against the separate account without regard to the Company's other income, gains or losses.
The assets of the separate account are held in the Company's name on behalf of the separate account and belong to the Company. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business the Company may conduct. The separate account may include other subaccounts that are not available under these policies.
The Underlying Funds
At the time you purchase your policy, you may allocate your premium to subaccounts. These are subdivisions of our separate account, an account that keeps your policy assets separate from our company assets. The subaccounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each underlying fund portfolio has varying degrees of investment risk. Underlying fund portfolios are also subject to separate fees and expenses such as management fees and operating expenses. “Master-feeder” or “fund of funds” invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Read the underlying fund portfolio prospectuses carefully before investing. We do not guarantee the investment results of any underlying fund portfolio. Certain underlying fund portfolios may not be available in all states and in all share classes. Please see “Appendix - Underlying Fund Portfolios Associated with the Subaccounts” for additional information.
Financial Statements
The financial statements of Transamerica Premier Life Insurance Company and the separate account are included in the SAI.
Other Transamerica Policies
We offer a variety of fixed and variable annuity policies. They may offer features, including investment options, and have fees and charges, that are different from those in the policy offered by this prospectus. Not every policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue age, or other criteria established by the financial intermediary. Upon request, Your financial professional can show You information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.
You should work with Your financial professional to decide whether this policy is appropriate for You based on a thorough analysis of Your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

Distribution of the Policies
Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (TCI), for the distribution and sale of the policies. We pay commissions to TCI which are passed through to selling firms. (See below). We also pay TCI an “override” that is a percentage of total commissions paid on sales of our policies which is not passed through to the selling firms and we may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies. TCI may market the policies through bank affiliated firms, national brokerage firms, regional and independent broker-dealers and independent financial planners.
We have discontinued new sales of the policies. You may, however, continue to make premium payments to fund your policy pursuant to its terms, and exercise all other rights and options under your policy - such as reallocating your policy value among investment choices, making Surrenderss and full surrenders, and making changes of ownership of your policy.
Compensation to Broker-Dealers Who Sold the Policies. The policies have been offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies. We pay ongoing commissions through TCI to the selling firms for their past sales of the policies.
The selling firms were paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions varies depending on the selling agreement, but the maximum commission is 7.7% of premium payment (additional amounts may be paid as overrides to wholesalers).
To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, the Company, TCI, Transamerica Financial Advisors, Inc. (TFA) and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are described further below.
The sales representative who sold you the policy may receive a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may continue to receive in connection with your policy. Also inquire about any ongoing compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.
You should be aware that a selling firm or its sales representatives may have received different compensation or incentives for selling one product over another. In some cases, these differences may have created an incentive for the selling firm or its sales representatives to have recommended or sold this policy to you.
Special Compensation Paid to Affiliated Firms. We and/or our affiliates may provide paid-in capital to TCI. We and/or our affiliates also provide TCI with a percentage of total commissions paid on sales of our policies and provide TCI with capital payments that are not contingent on sales.
The Company’s main distribution channel is TFA, an affiliate, who sell the Company’s products.
The Company covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to TFA. These facilities and services are necessary for TFA’s administration and operation, and the Company is compensated by TFA for these expenses based on TFA’s usage. In addition, the Company and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and other documents for the policy that are distributed to current owners of the policy.
TFA pays its branch managers a portion of the commissions received from the Company for the sale of the policies. Sales representatives receive a portion of the commissions for their sales of policies in accordance with TFA’s internal compensation programs.
Sales representatives and their managers at TFA may receive, directly or indirectly, additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with TFA's conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans, loan guaranties, or loan forgiveness to assist a firm or a representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash and non-cash benefits, and may provide such persons with special incentive to sell our policies. For example, TFA’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of Aegon N.V. (the Company’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.
TFA’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of Aegon N.V.
Additional Compensation that We, TCI and/or our Affiliates Pay to Selected Selling Firms. We may continue to pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. These special compensation arrangements are not offered to all selling firms, and the terms of such arrangements may differ between selling firms.
Special compensation arrangements are calculated in different ways by different selling firms and may be based on past sales of the policies or other criteria. Overrides we paid on certain products to our affiliates, TFA and Transamerica Agency Network, in 2020.
No specific charge is assessed directly to policy owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the policy and other corporate revenue.
You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may have created an incentive for the selling firm or its sales representatives to have recommended or sold the policy to you.
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Glossary of Terms
The Policy - General Provisions
Investment Experience
Performance
Historical Performance Data
Published Ratings
State Regulation of Transamerica Life Insurance Company
Administration
Records and Reports
Distribution of the Policies
Voting Rights
Other Products
Custody of Assets
Independent Registered Public Accounting Firm
Other Information
Financial Statements
Appendix A - Guaranteed Minimum Death Benefit Rider - Hypothetical Illustrations
Inquiries and requests for an SAI should be directed to:
Transamerica Life Insurance Company
Administrative Office
Attention: Customer Care Group
4333 Edgewood Road NE
Cedar Rapids, IA 52499
(800) 851-9777
(Monday-Friday 8:30 a.m. - 7 p.m. Eastern Time)

APPENDIX A
UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS
The subaccounts listed below are available under the policy for new investors, but may not be available for all policies.
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
ACCESS ONE TRUST
Access VP High Yield FundSM	Access VP High Yield FundSM	ProFund Advisors LLC
Investment Objective: Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.
PROFUNDS
ProFund VP Asia 30	ProFund VP Asia 30	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index (the “Index”).
ProFund VP Basic Materials	ProFund VP Basic Materials	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Basic MaterialsSM.Index (the “Index”).
ProFund VP Bull	ProFund VP Bull	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® (the “Index”).
ProFund VP Consumer Services	ProFund VP Consumer Services	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index (the “Index”).
ProFund VP Emerging Markets	ProFund VP Emerging Markets	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of BNY Mellon Emerging Markets 50 ADR® Index (the “Index”).
ProFund VP Europe 30	ProFund VP Europe 30	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index (the “Index”).
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar	ProFund Advisors LLC
Investment Objective: ProFund VP Falling U.S. Dollar (the “Fund”) seeks investment results, before fees and expenses, that correspond to the daily performance of the basket of non-U.S. currencies included in the U.S. Dollar Index® (the “Index”)
ProFund VP Financials	ProFund VP Financials	ProFund Advisors LLC
Investment Objective: ProFund VP Financials (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index (the “Index”).
ProFund VP Government Money Market(2)	ProFund VP Government Money Market(2)	ProFund Advisors LLC
Investment Objective: Seeks a high level of current income consistent with liquidity and preservation of capital.
ProFund VP International	ProFund VP International	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the MSCI EAFE Index (the “Index”).
ProFund VP Japan	ProFund VP Japan	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average (the “Index”).
ProFund VP Mid-Cap	ProFund VP Mid-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® (the “Index”).
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100 Index (the “Index”).
ProFund VP Oil & Gas	ProFund VP Oil & Gas	ProFund Advisors LLC
Investment Objective: ProFund VP Oil & Gas (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil and GasSM Index (the “Index”).
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. PharmaceuticalsSM Index (the “Index”).
ProFund VP Precious Metals	ProFund VP Precious Metals	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious MetalsSM Index (the “Index”).
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index.
ProFund VP Short International	ProFund VP Short International	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index.
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100	ProFund Advisors LLC
Investment Objective: ProFund VP NASDAQ-100 (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100® Index (the “Index”).

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index.
ProFund VP Small-Cap	ProFund VP Small-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Russell 2000® Index (the “Index”).
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index (the “Index”).
ProFund VP Telecommunications	ProFund VP Telecommunications	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TelecommunicationsSM Index (the “Index”).
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to two time (2x) the daily performance of the Index.
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to one and on-quarter times (1.25x) the daily price movement of the most recently issued Long Bond.
ProFund VP Utilities	ProFund VP Utilities	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. UtilitiesSM Index (the “Index”).
TRANSAMERICA SERIES TRUST Service Class*
TA Aegon High Yield Bond - Service Class	Transamerica Aegon High Yield Bond VP - Service Class	Aegon USA Investment Management, LLC
Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.
TA Aegon U.S. Government Securities - Service Class	Transamerica Aegon U.S. Government Securities VP - Service Class	Aegon USA Investment Management, LLC
Investment Objective: Seeks to provide as high a level of total return as is consistent with prudent investment strategies.
TA Aegon Sustainable Equity Income - Service Class	Transamerica Aegon Sustainable Equity Income VP - Service Class	Barrow, Hanley, Mewhinney, & Strauss, LLC
Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
TA BlackRock Global Real Estate Securities - Service Class	Transamerica BlackRock Global Real Estate Securities VP - Service Class	BlackRock Investment Management, LLC
Investment Objective: Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
TA BlackRock Government Money Market - Service Class(2)	Transamerica BlackRock Government Money Market VP - Service Class(2)	BlackRock Investment Management, LLC (2)
Investment Objective: Seeks as high a level of current income as in consistent with preservation of capital and liquidity.
TA BlackRock iShares Edge 40- Service Class	Transamerica BlackRock iShares Edge 40 VP - Service Class	BlackRock Investment Management, LLC
Investment Objective: Seeks capital appreciation and current income.
TA BlackRock Tactical Allocation - Service Class	Transamerica BlackRock Tactical Allocation VP - Service Class	BlackRock Investment Management, LLC.(3)
Investment Objective: Seeks capital appreciation with current income as secondary objective.
TA International Growth - Service Class(4)	Transamerica Greystone International Growth VP - Service Class(4)	MFS ® Investment Management(1)(4)
Investment Objective: Seeks capital growth.
TA Janus Balanced - Service Class	Transamerica Janus Balanced VP - Service Class	Janus Capital Management LLC
Investment Objective: Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
TA Janus Mid-Cap Growth - Service Class	Transamerica Janus Mid-Cap Growth VP - Service Class	Janus Capital Management LLC
Investment Objective: Seeks long-term capital appreciation.
TA JPMorgan Asset Allocation - Conservative - Service Class	Transamerica JPMorgan Asset Allocation - Conservative VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks current income and preservation of capital.
TA JPMorgan Asset Allocation - Growth - Service Class	Transamerica JPMorgan Asset Allocation - Growth VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks long-term capital appreciation.
TA JPMorgan Asset Allocation - Moderate - Service Class	Transamerica JPMorgan Asset Allocation - Moderate VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks capital appreciation and current income.

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
TA JPMorgan Asset Allocation - Moderate Growth - Service Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks capital appreciation with current income as secondary objective.
TA JPMorgan Core Bond - Service Class	Transamerica JPMorgan Core Bond VP - Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks total return, consisting of current income and capital appreciation.
TA JPMorgan Enhanced Index - Service Class	Transamerica JPMorgan Enhanced Index VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.
TA JPMorgan International Moderate Growth - Service Class	Transamerica JPMorgan International Moderate Growth VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks capital appreciation with current income as secondary objective.
TA JPMorgan Tactical Allocation - Service Class	Transamerica JPMorgan Tactical Allocation VP - Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks current income and preservation of capital.
TA Managed Risk - Balanced ETF - Service Class	Transamerica Managed Risk - Balanced ETF VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Seeks to balance capital appreciation and income.
TA Managed Risk - Growth ETF - Service Class	Transamerica Managed Risk - Growth ETF VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Seeks capital appreciation as a primary objective and income as a secondary objective.
TA Morgan Stanley Capital Growth - Service Class(5)	Transamerica Morgan Stanley Capital Growth VP – Service Class (5)	Morgan Stanley Investment Management Inc. (5)
Investment Objective: Seeks to maximize long-term growth.
TA Multi-Managed Balanced - Service Class	Transamerica Multi-Managed Balanced VP – Service Class	J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC
Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
TA PIMCO Tactical - Balanced - Service Class	Transamerica PIMCO Tactical - Balanced VP - Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks a combination of capital appreciation and income.
TA PIMCO Tactical - Conservative - Service Class	Transamerica PIMCO Tactical - Conservative VP - Service Class	Pacific Investment Management Company LLC
Investment Objective:. Seeks a combination of capital appreciation and income
TA PIMCO Tactical - Growth - Service Class	Transamerica PIMCO Tactical - Growth VP - Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks a combination of capital appreciation and income.
TA PIMCO Total Return - Service Class	Transamerica PIMCO Total Return VP – Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks maximum total return, consistent with preservation of capital and prudent investment management.
TA QS Investors Active Asset Allocation - Conservative - Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP - Service Class	QS Investors, LLC
Investment Objective: Seeks current income and preservation of capital.
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP - Service Class	QS Investors, LLC
Investment Objective: Seeks capital appreciation with current income as secondary objective.
TA Small Mid Cap Value - Service Class	Transamerica Small/Mid Cap Value VP – Service Class	Systematic Financial Management L.P. & Thompson, Siegel & Walmsley LLC
Investment Objective: Seeks to maximize total return.
TA T. Rowe Price Small Cap - Service Class	Transamerica T. Rowe Price Small Cap VP – Service Class	T. Rowe Price Associates, Inc.
Investment Objective: Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
TA WMC US Growth - Service Class	Transamerica WMC US Growth VP – Service Class	Wellington Management Company, LLP
Investment Objective: Seeks to maximize long-term growth.
(1)	Some subaccounts may be available for certain policies and may not be available for all policies. You should work with your registered

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)
representative to decide which subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs; financial objectives; investment goals; time horizons; and risk tolerance.
(2)	There can be no assurance any money market portfolio offered under this policy will be able to maintain a stable net asset value per share during extended periods of low interest rates, and partly as a result of policy charges, the yield on the money market subaccounts may become extremely low and possibly negative.
(3)	Effective April 26, 2021 Access VP High Yield FundSM was merged into ProFund Access VP High Yield.
Certain subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any subaccount at any time. In some cases, a subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a subaccount, please contact your financial intermediary or our Administrative Office.

CLOSED INVESTMENT OPTIONS:
Additional Information for policy owners of policy number WL18:
The following subaccounts are only available to owners that held an investment in the subaccounts on May 1, 2003:
SUBACCOUNT	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND
Fidelity ® VIP Contrafund® Portfolio - Service Class 2	Fidelity ® VIP Contrafund® Portfolio - Service Class 2	Fidelity Management & Research Company
Investment Objective: Seeks long-term capital appreciation.
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	Fidelity VIP Growth Opportunities Portfolio - Service Class 2	Fidelity Management & Research Company
Investment Objective: Provide capital growth.
Additional Information for all policy owners:
The following subaccount was closed to new investments on December 12, 2005:
SUBACCOUNT	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
TRANSAMERICA SERIES TRUST – Initial Class and Service Class
TA JPMorgan Mid Cap Value - Initial Class	Transamerica JPMorgan Mid Cap Value VP - Initial Class	J.P. Morgan Investment Management Inc.
Investment Objective: Growth from capital appreciation.
The following subaccount was closed to new investments on December 12, 2011:
SUBACCOUNT	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND
Fidelity VIP Equity-Income Portfolio – Service Class 2	Fidelity VIP Equity-Income Portfolio – Service Class 2	Fidelity Management & Research Company
Investment Objective: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.
* All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the subadvisors unless otherwise indicated.

APPENDIX B
CONDENSED FINANCIAL INFORMATION
The accumulation unit values (“AUV”) and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables. The number of accumulation units combines the units outstanding for several variable annuity policies issued by Transamerica Premier Life Insurance Company within each subaccount class.
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Access VP High Yield FundSM Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$18.527855 $16.751210 $17.133946 $16.619129 $15.497768 $15.729274 $15.623390 $14.435 $12.858 $12.721	$18.215435 $18.527855 $16.751210 $17.133946 $16.619129 $15.497768 $15.729274 $15.623390 $14.435 $12.858	1,349.748 1,349.749 1,353.564 1,353.564 1,969.130 1,969.130 2,055.662 2,013.093 2,013 2,005
ProFund VP Asia 30 Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$9.853353 $7.929922 $9.903133 $7.575423 $7.651125 $8.582427 $8.863088 $7.836 $6.898 $9.605	$13.139326 $9.853353 $7.929922 $9.903133 $7.575423 $7.651125 $8.582427 $8.863088 $7.836 $6.898	63.088 26.123 25.748 23.332 24.269 70.173 61.995 2,644.193 2,646 2,638
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$12.439196 $10.741279 $13.261340 $10.962781 $9.404269 $11.105706 $11.101778 $9.529 $8.929 $10.824	$14.254618 $12.439196 $10.741279 $13.261340 $10.962781 $9.404269 $11.105706 $11.101778 $9.529 $8.929	0.000 0.000 0.000 0.000 0.000 0.000 0.000 515.308 0 9,432
ProFund VP Bull Subaccount Inception Date June 12, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$21.617093 $17.049609 $18.467834 $15.729291 $14.579671 $14.888460 $13.577070 $10.636 $9.494 $9.650	$24.675898 $21.617093 $17.049609 $18.467834 $15.729291 $14.579671 $14.888460 $13.577070 $10.636 $9.494	179.351 179.351 179.351 394.858 931.578 1,696.542 2,539.862 1,860.603 1,784 111
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$26.860958 $21.906600 $22.133947 $19.007034 $18.543733 $18.005378 $16.274528 $11.827 $9.847 $9.488	$33.915259 $26.860958 $21.906600 $22.133947 $19.007034 $18.543733 $18.005378 $16.274528 $11.827 $9.847	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0 1,715

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$8.337508 $6.821841 $8.184804 $6.243088 $5.716456 $7.031793 $7.401006 $8.040 $7.669 $9.708	$10.393888 $8.337508 $6.821841 $8.184804 $6.243088 $5.716456 $7.031793 $7.401006 $8.040 $7.669	1,048.807 1,298.600 1,299.585 1,490.720 1,662.393 2,550.768 1,193.854 6,246.187 6,720 7,167
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$8.822984 $7.614185 $9.014191 $7.653813 $7.216230 $8.230652 $9.158446 $7.654 $6.673 $7.444	$7.878315 $8.822984 $7.614185 $9.014191 $7.653813 $7.216230 $8.230652 $9.158446 $7.654 $6.673	0.000 0.000 0.000 317.307 492.456 1,375.628 0.000 0.000 0 0
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$5.764409 $5.999952 $6.510353 $6.101369 $6.587740 $7.441232 $8.654452 $8.978 $9.198 $9.611	$5.943312 $5.764409 $5.999952 $6.510353 $6.101369 $6.587740 $7.441232 $8.654452 $8.978 $9.198	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0 85 86
ProFund VP Financials Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$11.239469 $8.770154 $9.953817 $8.560490 $7.545428 $7.786316 $7.009399 $5.395 $4.397 $5.187	$10.861325 $11.239469 $8.770154 $9.953817 $8.560490 $7.545428 $7.786316 $7.009399 $5.395 $4.397	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0 0
ProFund VP Government Money Market Subaccount Inception Date June 12, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$8.686308 $8.762127 $8.870360 $9.014510 $9.161003 $9.309948 $9.461649 $9.616 $9.773 $9.932	$8.548974 $8.686308 $8.762127 $8.870360 $9.014510 $9.161003 $9.309948 $9.461649 $9.616 $9.773	2,490.752 1,381.695 2,909.616 3,039.705 1,586.087 2,177.681 6,688.320 1,381.695 42,075 48,697
ProFund VP International Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$7.903491 $6.735868 $8.128687 $6.783797 $6.959854 $7.333037 $8.111780 $6.900 $6.051 $7.180	$8.155975 $7.903491 $6.735868 $8.128687 $6.783797 $6.959854 $7.333037 $8.111780 $6.900 $6.051	851.658 851.658 851.658 1,151.181 1,320.915 2,144.299 955.658 4,424.042 3,693 967

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Japan Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$9.347041 $7.917856 $9.109155 $7.816716 $7.912692 $7.601698 $7.485641 $5.133 $4.244 $5.296	$10.660441 $9.347041 $7.917856 $9.109155 $7.816716 $7.912692 $7.601698 $7.485641 $5.133 $4.244	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0 0
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$17.483988 $14.387601 $16.785230 $15.040860 $12.935825 $13.761674 $12.994867 $10.099 $8.886 $9.427	$19.050987 $17.483988 $14.387601 $16.785230 $15.040860 $12.935825 $13.761674 $12.994867 $10.099 $8.886	243.114 243.114 243.114 243.114 386.856 243.114 1,802.591 2,315.951 1,821 118
ProFund VP NASDAQ-100 Subaccount Inception Date June 12, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$41.003122 $30.489357 $31.585939 $24.626208 $23.781558 $22.496934 $19.544427 $14.796 $12.941 $12.965	$58.719375 $41.003122 $30.489357 $31.585939 $24.626208 $23.781558 $22.496934 $19.544427 $14.796 $12.941	0.000 0.000 0.000 215.544 215.544 571.398 204.758 312.951 0 54
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$7.128567 $6.677537 $8.509252 $8.932826 $7.311575 $9.699298 $11.061525 $9.063 $8.953 $8.901	$4.595965 $7.128567 $6.677537 $8.509252 $8.932826 $7.311575 $9.699298 $11.061525 $9.063 $8.953	0.000 0.000 0.000 0.000 29.308 102.434 289.257 290.182 176 995
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$18.793044 $16.751194 $18.154566 $16.721419 $17.655834 $17.183676 $14.634050 $11.301 $10.271 $8.990	$20.801384 $18.793044 $16.751194 $18.154566 $16.721419 $17.655834 $17.183676 $14.634050 $11.301 $10.271	127.272 77.492 77.799 78.134 78.475 157.749 0.000 0.000 0 1,723
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$5.465452 $3.805737 $4.471141 $4.316866 $2.816059 $4.263138 $5.692036 $9.324 $11.092 $13.957	$6.672885 $5.465452 $3.805737 $4.471141 $4.316866 $2.816059 $4.263138 $5.692036 $9.324 $11.092	0.000 0.000 0.000 0.000 0.000 0.000 139.588 140.220 141 283

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$2.091358 $2.690756 $3.422476 $4.153329 $3.785788 $3.964386 $4.039 $4.722 $4.337 $5.405	$1.404015 $2.091358 $2.690756 $3.422476 $4.153329 $3.785788 $3.964386 $4.039 $4.722 $4.337	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0 0 0
ProFund VP Short International Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$3.001002 $3.693977 $3.252016 $4.165029 $4.498865 $4.752856 $4.699713 $6.048 $7.700 $7.688	$2.452016 $3.001002 $3.693977 $3.252016 $4.165029 $4.498865 $4.752856 $4.699713 $6.048 $7.700	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0 0
ProFund VP Short NASDAQ-100 Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$0.935543 $1.321828 $1.383710 $1.881494 $2.126366 $2.485702 $3.134214 $4.513 $5.650 $6.415	$0.526663 $0.935543 $1.321828 $1.383710 $1.881494 $2.126366 $2.485702 $3.134214 $4.513 $5.650	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0 0
ProFund VP Short Small-Cap Subaccount Inception Date June 12, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$1.185362 $1.521076 $1.400722 $1.659433 $2.151349 $2.204975 $2.469304 $3.651 $4.580 $5.121	$0.793361 $1.185362 $1.521076 $1.400722 $1.659433 $2.151349 $2.204975 $2.469304 $3.651 $4.580	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0 0
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$18.600150 $15.296527 $17.852218 $16.140217 $13.707785 $14.856206 $14.736222 $10.919 $9.673 $10.422	$21.419224 $18.600150 $15.296527 $17.852218 $16.140217 $13.707785 $14.856206 $14.736222 $10.919 $9.673	232.474 232.474 232.474 232.474 232.474 232.474 1,585.862 1,808.789 1,769 88
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$16.944653 $14.053254 $16.653986 $15.429629 $12.178951 $13.497264 $12.966130 $9.573 $8.378 $8.881	$16.846568 $16.944653 $14.053254 $16.653986 $15.429629 $12.178951 $13.497264 $12.966130 $9.573 $8.378	0.000 0.000 0.000 0.000 0.000 0.000 0.000 388.334 0 0

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Telecommunications Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$10.047615 $8.899109 $10.656406 $11.066763 $9.246424 $9.258136 $9.357971 $8.488 $7.405 $7.389	$10.195927 $10.047615 $8.899109 $10.656406 $11.066763 $9.246424 $9.258136 $9.357971 $8.488 $7.405	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 154 0
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$17.331090 $11.957583 $16.641557 $13.510772 $9.838033 $11.491488 $11.084878 $6.036 $4.738 $5.934	$19.843656 $17.331090 $11.957583 $16.641557 $13.510772 $9.838033 $11.491488 $11.084878 $6.036 $4.738	1,402.240 1,402.240 1,402.240 1,402.240 1,402.240 1,402.240 1,402.240 723.183 251 251
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$18.171464 $15.624330 $16.794390 $15.591498 $15.896970 $17.125440 $12.763188 $16.039 $16.148 $11.437	$21.575314 $18.171464 $15.624330 $16.794390 $15.591498 $15.896970 $17.125440 $12.763188 $16.039 $16.148	0.000 0.000 0.000 0.000 0.000 0.000 929.062 0.000 0 0
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$18.136970 $15.004016 $14.825351 $13.620175 $12.030590 $13.065674 $10.550326 $9.464 $9.608 $8.311	$17.414295 $18.136970 $15.004016 $14.825351 $13.620175 $12.030590 $13.065674 $10.550326 $9.464 $9.608	138.970 139.398 139.950 140.551 141.165 141.883 142.596 143.242 121 2,034
TA Aegon High Yield Bond - Service Class Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$22.620521 $20.174795 $21.080570 $19.985993 $17.664846 $18.763133 $18.409069 $17.599 $15.278 $14.856	$23.294309 $22.620521 $20.174795 $21.080570 $19.985993 $17.664846 $18.763133 $18.409069 $17.599 $15.278	904.842 526.085 611.155 675.938 694.398 629.696 1,085.972 777.425 1,305 1,357
TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$12.744596 $12.181523 $12.381955 $12.295536 $12.480409 $12.708635 $12.371324 $12.896 $12.502 $11.845	$13.623948 $12.744596 $12.181523 $12.381955 $12.295536 $12.480409 $12.708635 $12.371324 $12.896 $12.502	549.007 19.908 23.266 26.743 79.825 207.257 231.999 281.827 46 51

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Aegon Sustainable Equity Income - Service Class Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$31.009786 $25.508236 $29.363061 $25.700950 $22.797664 $24.097241 $21.882869 $17.120 $15.613 $15.490	$28.191357 $31.009786 $25.508236 $29.363061 $25.700950 $22.797664 $24.097241 $21.882869 $17.120 $15.613	2,700.735 2,841.477 3,102.741 3,516.421 3,842.443 4,170.447 6,535.744 6,845.341 8,634 13,635
TA BlackRock Global Real Estate Securities - Service Class Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$29.263879 $23.819225 $27.002926 $24.724123 $25.026155 $25.662898 $23.025328 $22.568 $18.357 $19.853	$28.642537 $29.263879 $23.819225 $27.002926 $24.724123 $25.026155 $25.662898 $23.025328 $22.568 $18.357	1,477.182 1,513.314 1,578.924 1,749.118 1,889.977 2,714.277 2,509.579 3,917.698 4,463 4,758
TA BlackRock Government Money Market - Service Class Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$9.055665 $9.049634 $9.123217 $9.272875 $9.424997 $9.580043 $9.737636 $9.898 $10.062 $10.227	$8.930559 $9.055665 $9.049634 $9.123217 $9.272875 $9.424997 $9.580043 $9.737636 $9.898 $10.062	20,868.349 21,100.819 18,515.085 18,619.931 18.736.814 20,044.413 17,092.094 20,174.774 17,525 26,514
TA BlackRock iShares Edge 40- Service Class(2) Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$18.171561 $16.047807 $17.069899 $15.842593 $15.789165 $16.117269 $15.550309 $14.788 $14.210 $14.207	$19.566362 $18.171561 $16.047807 $17.069899 $15.842593 $15.789165 $16.117269 $15.550309 $14.788 $14.210	32.027 32.127 32.233 32.339 32.457 32.592 32.731 32.865 130 131
TA BlackRock Tactical Allocation - Service Class Subaccount Inception Date April 29, 2014	2020 2019 2018 2017 2016 2015 2014	$12.472738 $10.831697 $11.519913 $10.484682 $10.158647 $10.339156 $10.030461	$13.888480 $12.472738 $10.831697 $11.519913 $10.484682 $10.158647 $10.339156	0.000 0.000 0.000 0.000 53.640 55.321 56.951
TA International Growth - Service Class(3) Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$25.210227 $20.114319 $24.921861 $19.948697 $20.304130 $20.689397 $22.233747 $19.191 $16.008 $18.123	$29.906230 $25.210227 $20.114319 $24.921861 $19.948697 $20.304130 $20.689397 $22.233747 $19.191 $16.008	471.229 471.229 537.216 804.362 1,005.145 1,974.748 1,381.372 1,189.021 831 831

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Janus Balanced - Service Class Subaccount Inception Date November 19, 2009	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$1.645286 $1.373390 $1.397090 $1.216518 $1.187626 $1.205750 $1.136652 $0.971 $0.877 $1.000	$1.850251 $1.645286 $1.373390 $1.397090 $1.216518 $1.187626 $1.205750 $1.136652 $0.971 $0.877	558.826 0.000 0.000 0.000 188.456 194.360 200.081 206.050 4,326 10,064
TA Janus Mid-Cap Growth - Service Class Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$36.147089 $26.952169 $27.804693 $21.953200 $22.840630 $24.507348 $24.977013 $18.288 $17.092 $18.664	$42.292676 $36.147089 $26.952169 $27.804693 $21.953200 $22.840630 $24.507348 $24.977013 $18.288 $17.092	1,214.165 1,892.418 1,938.660 2,262.962 2,316.372 2,376.831 2,406.862 2,407.778 3,208 7,015
TA JPMorgan Asset Allocation - Conservative - Service Class Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$19.272650 $17.252996 $18.323688 $16.546093 $16.124374 $16.749640 $16.700547 $15.561 $14.758 $14.655	$21.092347 $19.272650 $17.252996 $18.323688 $16.546093 $16.124374 $16.749640 $16.700547 $15.561 $14.758	17,580.217 18,886.384 15,227.407 16,245.440 14,714.707 18,200.741 19,261.720 17,772.525 28,515 40,148
TA JPMorgan Asset Allocation - Growth - Service Class Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$26.955507 $21.770062 $24.784355 $20.255422 $19.456231 $20.205025 $20.049774 $16.125 $14.585 $15.721	$32.977612 $26.955507 $21.770062 $24.784355 $20.255422 $19.456231 $20.205025 $20.049774 $16.125 $14.585	11,013.041 11,000.637 12,352.412 14,344.825 15,371.544 16,501.066 21,047.475 27,353.080 38,103 37,805
TA JPMorgan Asset Allocation - Moderate - Service Class Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$22.115655 $19.350106 $20.782961 $18.192347 $17.568348 $18.311752 $18.140529 $16.285 $15.173 $15.377	$24.427859 $22.115655 $19.350106 $20.782961 $18.192347 $17.568348 $18.311752 $18.140529 $16.285 $15.173	13,840.816 20,552.116 27,474.903 27,708.291 28,260.757 30,877.011 33,339.023 36,432.448 52,301 71,582
TA JPMorgan Asset Allocation - Moderate Growth - Service Class Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$24.540006 $20.824144 $22.841919 $19.429971 $18.587408 $19.382467 $19.231630 $16.422 $15.125 $15.732	$27.681969 $24.540006 $20.824144 $22.841919 $19.429971 $18.587408 $19.382467 $19.231630 $16.422 $15.125	22,895.134 23,366.134 23,903.374 22,972.741 25,315.844 27,451.437 33,314.822 35,493.396 47,438 49,573

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Core Bond - Service Class Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$14.989701 $14.075199 $14.321859 $14.076111 $14.018942 $14.202718 $13.736226 $14.267 $13.845 $13.123	$15.802990 $14.989701 $14.075199 $14.321859 $14.076111 $14.018942 $14.202718 $13.736226 $14.267 $13.845	11,265.433 9,067.572 13,657.842 13,484.826 13,172.547 13,158.675 12,711.940 18,366.431 20,244 22,044
TA JPMorgan Enhanced Index - Service Class Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$34.169841 $26.577416 $28.818675 $24.245257 $22.177811 $22.623999 $20.178499 $15.523 $13.593 $13.751	$40.291407 $34.169841 $26.577416 $28.818675 $24.245257 $22.177811 $22.623999 $20.178499 $15.523 $13.593	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 950 896
TA JPMorgan International Moderate Growth - Service Class Subaccount Inception Date May 1, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$11.870847 $10.260062 $11.840659 $9.908156 $9.963947 $10.323055 $10.576809 $9.560 $8.640 $9.498	$13.376297 $11.870847 $10.260062 $11.840659 $9.908156 $9.963947 $10.323055 $10.576809 $9.560 $8.640	87.509 88.178 87.347 86.233 88.495 154.519 156.596 144.405 137 129
TA JPMorgan Mid Cap Value - Service Class Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$38.302085 $30.901279 $35.736588 $32.092308 $28.545063 $29.894612 $26.427156 $20.433 $17.276 $17.262	$38.069950 $38.302085 $30.901279 $35.736588 $32.092308 $28.545063 $29.894612 $26.427156 $20.433 $17.276	0.000 0.000 0.000 0.000 0.000 0.000 16.473 16.664 459 459
TA JPMorgan Tactical Allocation - Service Class Subaccount Inception Date March 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$15.984738 $14.518761 $15.245478 $14.281624 $13.932671 $14.219664 $13.600169 $13.130 $12.420 $12.204	$17.628440 $15.984738 $14.518761 $15.245478 $14.281624 $13.932671 $14.219664 $13.600169 $13.130 $12.420	196.647 180.041 211.168 257.019 292.825 296.604 11,724.930 11,722.892 13,962 21,668
TA Managed Risk - Balanced ETF - Service Class Subaccount Inception Date May 1, 2008	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$14.393792 $12.651711 $13.474228 $12.073420 $11.828246 $12.240052 $11.900651 $10.856 $10.181 $10.199	$14.753276 $14.393792 $12.651711 $13.474228 $12.073420 $11.828246 $12.240052 $11.900651 $10.856 $10.181	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0 0

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk - Growth ETF - Service Class Subaccount Inception Date May 1, 2008	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$15.144963 $12.892459 $14.116933 $12.111929 $11.762084 $12.391706 $12.115099 $10.368 $9.448 $9.714	$15.527309 $15.144963 $12.892459 $14.116933 $12.111929 $11.762084 $12.391706 $12.115099 $10.368 $9.448	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0 0
TA Morgan Stanley Capital Growth - Service Class(4) Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$47.201570 $38.859611 $37.115955 $26.332950 $27.453538 $25.039398 $24.060090 $16.538 $14.593 $15.778	$100.902512 $47.201570 $38.859611 $37.115955 $26.332950 $27.453538 $25.039398 $24.060090 $16.538 $14.593	3,055.585 3,137.413 140.857 398.514 371.857 351.143 528.818 356.484 2,459 2,468
TA Multi-Managed Balanced - Service Class Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$28.371477 $23.737100 $25.111138 $22.425664 $21.177386 $21.540424 $19.815649 $17.106 $15.471 $15.157	$32.266002 $28.371477 $23.737100 $25.111138 $22.425664 $21.177386 $21.540424 $19.815649 $17.106 $15.471	5,558.305 3,402.715 3,686.809 4,322.147 4,528.281 4,866.282 5,250.814 3,954.652 5,291 5,718
TA PIMCO Tactical - Balanced - Service Class Subaccount Inception Date November 19, 2009	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$1.260872 $1.070965 $1.169900 $1.061381 $1.023770 $1.067847 $1.006637 $0.915 $0.921 $0.969	$1.350284 $1.260872 $1.070965 $1.169900 $1.061381 $1.023770 $1.067847 $1.006637 $0.915 $0.921	4,395.918 5,108.112 5,128.221 5,148.751 5,171.275 5,196.420 5,220.548 5,245.691 0 0
TA PIMCO Tactical - Conservative - Service Class Subaccount Inception Date November 19, 2009	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$1.187674 $1.026888 $1.100574 $1.013351 $0.981190 $1.018540 $0.952272 $0.895 $0.896 $0.984	$1.283973 $1.187674 $1.026888 $1.100574 $1.013351 $0.981190 $1.018540 $0.952272 $0.895 $0.896	982.001 990.400 1,022.540 1,037.056 994.408 2,726.602 2,745.796 2,650.728 2,291 1.901
TA PIMCO Tactical - Growth - Service Class Subaccount Inception Date November 19, 2009	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$1.242103 $1.038697 $1.143804 $1.012502 $0.981356 $1.033259 $0.987191 $0.859 $0.867 $0.998	$1.333026 $1.242103 $1.038697 $1.143804 $1.012502 $0.981356 $1.033259 $0.987191 $0.859 $0.867	779.052 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0 0

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Total Return - Service Class Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$14.926463 $14.020564 $14.399973 $13.987240 $13.874127 $14.030468 $13.668885 $14.290 $13.535 $12.986	$15.771596 $14.926463 $14.020564 $14.399973 $13.987240 $13.874127 $14.030468 $13.668885 $14.290 $13.535	5,255.291 5,251.279 5,248.895 5,470.773 5,466.601 6,106.199 4,619.361 38,691.069 28,319 26,969
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount Inception Date December 9, 2011	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$12.629970 $11.541760 $12.082377 $10.995024 $10.887689 $11.334944 $11.120949 $10.558 $10.052 $10.000	$13.251580 $12.629970 $11.541760 $12.082377 $10.995024 $10.887689 $11.334944 $11.120949 $10.558 $10.052	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0 0
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount Inception Date December 9, 2011	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$13.892341 $12.681550 $13.707809 $11.581718 $11.545249 $12.556300 $12.364749 $10.788 $9.884 $10.000	$13.382826 $13.892341 $12.681550 $13.707809 $11.581718 $11.545249 $12.556300 $12.364749 $10.788 $9.884	37.577 34.380 33.467 33.963 52.089 109.923 105.709 100.648 466 976
TA Small Mid Cap Value - Service Class Subaccount Inception Date May 3, 2004	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$38.924290 $31.668268 $36.434050 $32.130835 $27.034863 $28.253333 $27.369304 $20.451 $17.916 $18.747	$39.724469 $38.924290 $31.668268 $36.434050 $32.130835 $27.034863 $28.253333 $27.369304 $20.451 $17.916	3,862.217 4,352.486 4,399.239 4,400.742 4,684.928 8,605.902 14,663.106 13,751.003 4,839 5,096
TA T. Rowe Price Small Cap - Service Class Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$50.294542 $38.616561 $42.340214 $35.269869 $32.297038 $32.137493 $30.747950 $21.750 $19.158 $19.184	$61.008183 $50.294542 $38.616561 $42.340214 $35.269869 $32.297038 $32.137493 $30.747950 $21.750 $19.158	2,281.868 2,508.968 2,505.243 2,669.841 2,432.046 2,698.551 2,159.596 2,490.328 1,989 1,993
TA WMC US Growth - Service Class Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$40.131508 $29.205220 $29.699968 $23.427117 $23.222603 $22.142081 $20.307509 $15.623 $14.072 $14.888	$54.064043 $40.131508 $29.205220 $29.699968 $23.427117 $23.222603 $22.142081 $20.307509 $15.623 $14.072	8,491.618 7,136.330 6,021.375 6,240.779 6,019.448 5,985.776 5,795.511 5,741.113 6,642 13,156

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Access VP High Yield FundSM Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$19.450759 $17.516404 $17.845705 $17.241566 $16.015101 $16.190338 $16.018027 $14.741 $13.079 $12.889	$19.198376 $19.450759 $17.516404 $17.845705 $17.241566 $16.015101 $16.190338 $16.018027 $14.741 $13.079	542.501 495.827 521.875 482.267 421.223 387.534 1,250.055 1,300.029 1,096 2,468
ProFund VP Asia 30 Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$10.344514 $8.292440 $10.314809 $7.859401 $7.906778 $8.834223 $9.087185 $8.003 $7.017 $9.732	$13.848769 $10.344514 $8.292440 $10.314809 $7.859401 $7.906778 $8.834223 $9.087185 $8.003 $7.017	865.091 977.046 1,318.055 2,638.181 266.387 100.470 100.721 277.639 293 1,001
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$13.059398 $11.232412 $13.812744 $11.373813 $9.718556 $11.431615 $11.382553 $9.731 $9.083 $10.967	$15.024499 $13.059398 $11.232412 $13.812744 $11.373813 $9.718556 $11.431615 $11.382553 $9.731 $9.083	184.225 239.170 494.424 495.207 797.024 2,666.414 3,582.278 4,267.146 5,155 6,280
ProFund VP Bull Subaccount Inception Date June 12, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$22.805040 $17.915762 $19.329166 $16.398309 $15.140146 $15.399942 $13.988223 $10.915 $9.704 $9.825	$26.134797 $22.805040 $17.915762 $19.329166 $16.398309 $15.140146 $15.399942 $13.988223 $10.915 $9.704	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 661 459
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$28.199264 $22.907547 $23.053631 $19.719116 $19.162953 $18.533363 $16.685803 $12.079 $10.017 $9.613	$35.745590 $28.199264 $22.907547 $23.053631 $19.719116 $19.162953 $18.533363 $16.685803 $12.079 $10.017	383.881 557.234 697.217 788.633 2,122.139 2,019.129 1,610.783 1,845.508 1,978 1,790
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$8.753151 $7.133739 $8.525094 $6.477164 $5.907522 $7.238168 $7.588195 $8.210 $7.801 $9.837	$10.955144 $8.753151 $7.133739 $8.525094 $6.477164 $5.907522 $7.238168 $7.588195 $8.210 $7.801	1,201.432 1,202.927 1,914.083 3,614.488 1,720.653 1,905.144 1,519.163 8,043.726 12,045 17,491

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$9.262778 $7.962250 $9.388903 $7.940701 $7.457322 $8.472119 $9.389993 $7.816 $6.788 $7.543	$8.303736 $9.262778 $7.962250 $9.388903 $7.940701 $7.457322 $8.472119 $9.389993 $7.816 $6.788	986.919 1,074.594 1,432.888 2,166.104 426.760 0.000 0.000 0.000 0 0
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$6.051720 $6.274193 $6.780957 $6.330023 $6.807772 $7.659483 $8.873207 $9.168 $9.356 $9.738	$6.264194 $6.051720 $6.274193 $6.780957 $6.330023 $6.807772 $7.659483 $8.873207 $9.168 $9.356	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0 0
ProFund VP Financials Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$11.799913 $9.171229 $10.367795 $8.881532 $7.797674 $8.014927 $7.186805 $5.509 $4.472 $5.255	$11.448014 $11.799913 $9.171229 $10.367795 $8.881532 $7.797674 $8.014927 $7.186805 $5.509 $4.472	1,091.148 1,400.358 1,381.685 2,214.346 1,336.262 1,093.896 2,264.334 2,250.100 2,083 1,542
ProFund VP Government Money Market Subaccount Inception Date June 12, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$9.163231 $9.206827 $9.283668 $9.397498 $9.512717 $9.629330 $9.747704 $9.868 $9.990 $10.112	$9.054005 $9.163231 $9.206827 $9.283668 $9.397498 $9.512717 $9.629330 $9.747704 $9.868 $9.990	9,646.226 167.058 167.251 167.437 16.971 3,854.377 3,538.648 4,410.155 16,467 22,220
ProFund VP International Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$8.297515 $7.043846 $8.466654 $7.038121 $7.192417 $7.548215 $8.316913 $7.047 $6.155 $7.275	$8.596432 $8.297515 $7.043846 $8.466654 $7.038121 $7.192417 $7.548215 $8.316913 $7.047 $6.155	640.336 640.923 641.546 1,524.901 1,240.881 1,241.252 1,241.586 1,241.931 2,331 1,519
ProFund VP Japan Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$9.812872 $8.279736 $9.487757 $8.109647 $8.177019 $7.824724 $7.674920 $5.242 $4.317 $5.366	$11.235930 $9.812872 $8.279736 $9.487757 $8.109647 $8.177019 $7.824724 $7.674920 $5.242 $4.317	44.848 45.956 46.969 47.995 806.464 1,453.267 336.574 568.365 54 212

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$18.355278 $15.045125 $17.482796 $15.604450 $13.367871 $14.165304 $13.323344 $10.314 $9.039 $9.551	$20.079421 $18.355278 $15.045125 $17.482796 $15.604450 $13.367871 $14.165304 $13.323344 $10.314 $9.039	518.177 679.474 669.427 659.763 692.797 167.441 1,636.434 1,878.201 1,199 1,041
ProFund VP NASDAQ-100 Subaccount Inception Date June 12, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$43.255925 $32.037940 $33.058776 $25.673420 $24.695555 $23.269606 $20.136156 $15.184 $13.227 $13.200	$62.190031 $43.255925 $32.037940 $33.058776 $25.673420 $24.695555 $23.269606 $20.136156 $15.184 $13.227	1,012.723 1,237.862 1,383.736 1,041.355 1,035.087 944.402 428.594 118.058 168 326
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$7.483937 $6.982830 $8.863031 $9.267697 $7.555880 $9.983858 $11.341160 $9.255 $9.108 $9.019	$4.844201 $7.483937 $6.982830 $8.863031 $9.267697 $7.555880 $9.983858 $11.341160 $9.255 $9.108	14,096.086 15,264.523 15,300.010 14,412.621 14,730.394 11,520.152 13,219.224 8,281.657 8,600 4,363
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$19.729413 $17.516575 $18.908855 $17.347807 $18.245297 $17.687451 $15.003801 $11.541 $10.448 $9.109	$21.924107 $19.729413 $17.516575 $18.908855 $17.347807 $18.245297 $17.687451 $15.003801 $11.541 $10.448	0.000 143.219 143.313 415.897 1,120.952 1,330.528 753.065 2,899.129 2,755 2,755
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$5.738058 $3.979839 $4.657155 $4.478816 $2.910248 $4.388318 $5.836043 $9.522 $11.283 $14.141	$7.033356 $5.738058 $3.979839 $4.657155 $4.478816 $2.910248 $4.388318 $5.836043 $9.522 $11.283	5,114.072 1,803.795 1,804.383 3,884.176 3,884.838 2,758.432 5,894.305 6,835.924 8,188 8,317
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$2.195595 $2.813732 $2.530589 $3.550712 $4.292019 $3.896822 $4.064605 $4.125 $4.803 $4.395	$1.479833 $2.195595 $2.813732 $2.530589 $3.550712 $4.292019 $3.896822 $4.064605 $4.125 $4.803	0.000 0.000 0.000 0.000 1,875.755 0.000 0.000 0.000 0 0

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Short International Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$3.150590 $3.862828 $3.387203 $4.321121 $4.649141 $4.892275 $4.818524 $6.176 $7.833 $7.790	$2.584429 $3.150590 $3.862828 $3.387203 $4.321121 $4.649141 $4.892275 $4.818524 $6.176 $7.833	0.000 0.000 0.000 0.000 0.000 234.156 0.000 0.000 0 0
ProFund VP Short NASDAQ-100 Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$0.982190 $1.382266 $1.441251 $1.952036 $2.197419 $2.558646 $3.213479 $4.609 $5.747 $6.500	$0.555108 $0.982190 $1.382266 $1.441251 $1.952036 $2.197419 $2.558646 $3.213479 $4.609 $5.747	0.000 0.000 0.000 2,849.449 0.000 0.000 0.000 0.000 0 0
ProFund VP Short Small-Cap Subaccount Inception Date June 12, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$1.250519 $1.598379 $1.466094 $1.730061 $2.234104 $2.280773 $2.544132 $3.747 $4.682 $5.214	$0.840288 $1.250519 $1.598379 $1.466094 $1.730061 $2.234104 $2.280773 $2.544132 $3.747 $4.682	0.000 994.035 994.685 995.376 996.124 0.000 0.000 0.000 0 0
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$19.622520 $16.073793 $18.685006 $16.826838 $14.234850 $15.366659 $15.182532 $11.206 $9.888 $10.612	$22.685814 $19.622520 $16.073793 $18.685006 $16.826838 $14.234850 $15.366659 $15.182532 $11.206 $9.888	0.000 0.000 0.000 352.774 0.000 0.000 974.891 1,235.515 1,236 1,623
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$17.789110 $14.695550 $17.346145 $16.007821 $12.585755 $13.893181 $13.293920 $9.777 $8.522 $8.998	$17.756039 $17.789110 $14.695550 $17.346145 $16.007821 $12.585755 $13.893181 $13.293920 $9.777 $8.522	0.000 0.000 0.000 373.701 740.166 0.000 0.000 510.842 249 514
ProFund VP Telecommunications Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$10.548308 $9.305788 $11.099241 $11.481400 $9.555234 $9.529676 $9.594502 $8.668 $7.533 $7.487	$10.746316 $10.548308 $9.305788 $11.099241 $11.481400 $9.555234 $9.529676 $9.594502 $8.668 $7.533	0.000 183.554 183.674 183.803 183.803 918.532 107.196 1,479.787 1,731.165 1,731

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$18.195461 $12.504540 $17.333702 $14.017486 $10.166954 $11.828882 $11.365382 $6.165 $4.820 $6.012	$20.915735 $18.195461 $12.504540 $17.333702 $14.017486 $10.166954 $11.828882 $11.365382 $6.165 $4.820	0.000 0.000 232.774 847.768 1,229.380 1,178.303 1,178.487 920.449 0 6,000
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$19.076482 $16.337919 $17.491890 $16.175307 $16.427469 $17.627230 $13.085493 $16.379 $16.425 $11.587	$22.739314 $19.076482 $16.337919 $17.491890 $16.175307 $16.427469 $17.627230 $13.085493 $16.379 $16.425	0.000 0.000 0.000 0.000 389.428 333.615 607.583 282.528 354 80
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$19.040445 $15.689407 $15.441190 $14.130275 $12.432216 $13.448689 $11.365382 $9.665 $9.773 $8.420	$18.354050 $19.040445 $15.689407 $15.441190 $14.130275 $12.432216 $13.448689 $11.365382 $9.665 $9.773	754.430 1,062.663 1,277.791 1,889.723 932.640 661.296 2,274.329 1,900.410 2,112 3,446
TA Aegon High Yield Bond - Initial Class Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$24.163791 $21.466396 $22.341365 $21.098184 $18.574689 $19.651847 $19.205131 $18.288 $15.814 $15.316	$24.981912 $24.163791 $21.466396 $22.341365 $21.098184 $18.574689 $19.651847 $19.205131 $18.288 $15.814	5,043.463 5,044.788 5,359.391 5,361.484 5,048.605 7,210.641 7,988.834 7,993.103 8,978 10,752
TA Aegon U.S. Government Securities - Initial Class Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$13.613902 $12.961207 $13.122319 $12.979579 $13.123008 $13.310385 $12.906104 $13.401 $12.940 $12.211	$14.610730 $13.613902 $12.961207 $13.122319 $12.979579 $13.123008 $13.310385 $12.906104 $13.401 $12.940	6,470.801 6,538.901 6,540.299 6,804.510 6,832.269 8,117.767 8,603.600 13,001.686 15,139 21,054
TA Aegon Sustainable Equity Income - Initial Class Subaccount Inception Date May 1, 1996	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$33.125010 $27.140939 $31.118731 $27.130782 $23.971519 $25.238243 $22.828804 $17.790 $16.160 $15.969	$30.233468 $33.125010 $27.140939 $31.118731 $27.130782 $23.971519 $25.238243 $22.828804 $17.790 $16.160	16,080.164 15,830.334 15,947.418 18,486.480 19,997.725 22,039.688 24,608.355 23,287.965 25,997 32,852

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA BlackRock Global Real Estate Securities - Initial Class Subaccount Inception Date May 1, 1998	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$31.260115 $25.343925 $28.617606 $26.099711 $26.314905 $26.878185 $24.020804 $23.451 $19.000 $20.467	$30.717402 $31.260115 $25.343925 $28.617606 $26.099711 $26.314905 $26.878185 $24.020804 $23.451 $19.000	2,517.101 2,589.068 3,192.224 2,889.910 3,062.825 3,738.769 3,971.722 6,155.521 5,872 7,812
TA BlackRock Government Money Market - Initial Class Subaccount Inception Date February 24, 1989	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$9.673061 $9.628553 $9.668414 $9.788434 $9.909951 $10.033313 $10.158210 $10.285 $10.413 $10.543	$9.577129 $9.673061 $9.628553 $9.668414 $9.788434 $9.909951 $10.033313 $10.158210 $10.285 $10.413	22,050.478 11,518.833 13,076.213 12,867.379 13,297.801 16,885.629 18.305.289 18,953.112 32,652 38,884
TA BlackRock iShares Edge 40 - Initial Class(2) Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$19.411135 $17.075034 $18.090629 $16.724028 $16.602192 $16.880460 $16.222539 $15.367 $14.708 $14.647	$20.983644 $19.411135 $17.075034 $18.090629 $16.724028 $16.602192 $16.880460 $16.222539 $15.367 $14.708	763.323 1,134.225 1,146.440 1,210.377 1,301.376 4,762.942 5,372.243 7,993.121 9,500 9,735
TA BlackRock Tactical Allocation - Service Class Subaccount Inception Date April 29, 2014	2020 2019 2018 2017 2016 2015 2014	$12.755183 $11.033384 $11.687948 $10.595860 $10.226074 $10.366798 $10.030569	$14.259094 $12.755183 $11.033384 $11.687948 $10.595860 $10.226074 $10.366798	17,630.304 18,306.051 18,308.561 18,311.153 18,313.873 4,524.426 4,531.336
TA International Growth - Initial Class(3) Subaccount Inception Date January 2, 1997	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$26.930584 $21.402374 $26.412670 $21.059071 $21.350137 $21.669572 $23.195370 $19.942 $16.568 $18.684	$32.073250 $26.930584 $21.402374 $26.412670 $21.059071 $21.350137 $21.669572 $23.195370 $19.942 $16.568	5,091.577 5,139.985 7,437.736 7,464.260 9,173.394 9,458.965 7,443.617 7,502.846 6,907 10,574
TA Janus Balanced - Service Class Subaccount Inception Date November 19, 2009	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$1.712302 $1.423710 $1.442540 $1.251155 $1.216636 $1.230340 $1.155268 $0.983 $0.885 $1.004	$1.933219 $1.712302 $1.423710 $1.442540 $1.251155 $1.216636 $1.230340 $1.155268 $0.983 $0.885	11,501.923 15,208.292 16,608.728 17,842.995 19,644.790 20,561.363 517.636 522.752 0 2,883

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Janus Mid-Cap Growth - Initial Class Subaccount Inception Date March 1, 1993	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$38.612973 $28.677493 $29.467427 $23.174748 $24.016871 $25.667912 $26.056784 $19.004 $17.690 $19.242	$45.356335 $38.612973 $28.677493 $29.467427 $23.174748 $24.016871 $25.667912 $26.056784 $19.004 $17.690	6,795.776 7,278.974 7,554.031 8,521.895 9,637.197 10,890.223 12,328.204 17,747.236 20,321 25,872
TA JPMorgan Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$20.587233 $18.357272 $19.419279 $17.466589 $16.954591 $17.542703 $17.422419 $16.170 $15.274 $15.109	$22.620049 $20.587233 $18.357272 $19.419279 $17.466589 $16.954591 $17.542703 $17.422419 $16.170 $15.274	21,120.128 24,054.492 24,878.105 29,814.946 27,540.812 35,854.993 34,881.067 47,731.955 65,687 81,782
TA JPMorgan Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$28.794269 $23.163576 $26.266332 $21.382388 $20.458108 $21.161798 $20.916525 $16.756 $15.096 $16.208	$35.366329 $28.794269 $23.163576 $26.266332 $21.382388 $20.458108 $21.161798 $20.916525 $16.756 $15.096	42,760.744 46,676.528 50,211.408 59,516.732 65,591.026 77,018.547 90,797.841 102,221.589 110,844 134,198
TA JPMorgan Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$23.624047 $20.588532 $22.025539 $19.204397 $18.472897 $19.178762 $18.924634 $16.922 $15.704 $15.853	$26.197057 $23.624047 $20.588532 $22.025539 $19.204397 $18.472897 $19.178762 $18.924634 $16.922 $15.704	55,296.957 59,082.535 64,090.311 73,463.946 74,465.619 91,888.822 102,151.284 119,907.622 153,426 171,416
TA JPMorgan Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$26.213966 $22.157082 $24.207750 $20.511004 $19.544537 $20.300271 $20.062981 $17.064 $15.655 $16.219	$29.687072 $26.213966 $22.157082 $24.207750 $20.511004 $19.544537 $20.300271 $20.062981 $17.064 $15.655	90,522.507 92,822.065 100,024.003 103,753.257 124,122.811 153,659.611 176,805.587 187,363.671 220,277 252,440
TA JPMorgan Core Bond - Initial Class Subaccount Inception Date February 24, 1989	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$16.012082 $14.976021 $15.178148 $14.859152 $14.740705 $14.875144 $14.329943 $14.825 $14.330 $13.529	$16.947547 $16.012082 $14.976021 $15.178148 $14.859152 $14.740705 $14.875144 $14.329943 $14.825 $14.330	5,179.575 6,559.933 4,904.915 5,681.929 8,820.771 9,610.727 12,557.672 20,211.781 27,729 39,168

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$36.499301 $28.277545 $30.540715 $25.593215 $23.318934 $23.694427 $21.050037 $16.130 $14.068 $14.177	$43.208263 $36.499301 $28.277545 $30.540715 $25.593215 $23.318934 $23.694427 $21.050037 $16.130 $14.068	1,275.203 2,286.571 2,598.178 2,919.308 3,667.349 3,762.416 3,533.826 3,480.636 3,266 4,372
TA JPMorgan International Moderate Growth - Initial Class Subaccount Inception Date May 1, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$12.529347 $10.786600 $12.398992 $10.334658 $10.352061 $10.682925 $10.902412 $9.815 $8.836 $9.675	$14.174091 $12.529347 $10.786600 $12.398992 $10.334658 $10.352061 $10.682925 $10.902412 $9.815 $8.836	752.509 758.701 726.628 804.425 765.577 676.710 748.835 268.001 515 586
TA JPMorgan Mid Cap Value - Initial Class Subaccount Inception Date May 3, 1999	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$40.914731 $32.879175 $37.873341 $33.877710 $30.014858 $31.310104 $27.569522 $21.233 $17.881 $17.796	$40.827523 $40.914731 $32.879175 $37.873341 $33.877710 $30.014858 $31.310104 $27.569522 $21.233 $17.881	1,413.659 1,414.275 1,417.493 1,984.386 4,533.406 4,613.220 4,697.210 5,008.767 5,273 5,368
TA JPMorgan Tactical Allocation - Initial Class Subaccount Inception Date March 1, 1994	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$17.075214 $15.448189 $16.157201 $15.076293 $14.650202 $14.893120 $14.188206 $13.644 $12.855 $12.582	$18.905430 $17.075214 $15.448189 $16.157201 $15.076293 $14.650202 $14.893120 $14.188206 $13.644 $12.855	10,871.503 11,198.012 12,014.773 13,758.797 15,516.537 15,960.498 16,252.051 25,436.277 32,123 38,376
TA Managed Risk - Balanced ETF - Service Class Subaccount Inception Date May 1, 2008	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$15.071837 $13.195556 $13.997781 $12.493326 $12.191567 $12.566340 $12.169791 $11.058 $10.329 $10.307	$15.509310 $15.071837 $13.195556 $13.997781 $12.493326 $12.191567 $12.566340 $12.169791 $11.058 $10.329	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0 0
TA Managed Risk - Growth ETF - Service Class Subaccount Inception Date May 1, 2008	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$15.858407 $13.446652 $14.665459 $12.533183 $12.123404 $12.722058 $12.389096 $10.561 $9.586 $9.817	$16.323032 $15.858407 $13.446652 $14.665459 $12.533183 $12.123404 $12.722058 $12.389096 $10.561 $9.586	4,040.291 4,040.291 4,040.291 4,040.291 4,040.291 4,976.160 4,976.160 4,976.160 0 322

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Morgan Stanley Capital Growth - Initial Class(4) Subaccount Inception Date May 3, 1999	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$50.421325 $41.346889 $39.335198 $27.798043 $28.867204 $26.225110 $25.100234 $17.185 $15.104 $16.267	$108.210380 $50.421325 $41.346889 $39.335198 $27.798043 $28.867204 $26.225110 $25.100234 $17.185 $15.104	2,061.196 2,855.941 1,895.660 1,537.449 1,694.630 2,022.713 1,742.858 2,195.825 2,187 3,820
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$30.306389 $25.256157 $26.612329 $23.673047 $22.267577 $22.560120 $20.672020 $17.775 $16.013 $15.626	$34.602677 $30.306389 $25.256157 $26.612329 $23.673047 $22.267577 $22.560120 $20.672020 $17.775 $16.013	10,104.916 11,723.979 13,023.306 13,894.535 20,943.165 21,482.692 24,063.076 25,537.838 20,844 22,503
TA PIMCO Tactical - Balanced - Service Class Subaccount Inception Date November 19, 20099	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$1.312209 $1.110180 $1.207934 $1.091586 $1.048770 $1.089615 $1.023106 $0.926 $0.929 $0.973	$1.410821 $1.312209 $1.110180 $1.207934 $1.091586 $1.048770 $1.089615 $1.023106 $0.926 $0.929	6,835.624 7,799.637 7,822.861 7,848.076 7,932.145 8,166.398 7,736.255 7,285.562 6,802 5,032
TA PIMCO Tactical - Conservative - Service Class Subaccount Inception Date November 19, 2009	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$1.236059 $1.064513 $1.136378 $1.042207 $1.005160 $1.039307 $0.967874 $0.906 $0.904 $0.989	$1.341561 $1.236059 $1.064513 $1.136378 $1.042207 $1.005160 $1.039307 $0.967874 $0.906 $0.904	2,276.123 2,287.130 2,298.981 2,313.066 2,325.962 0.000 0.000 0.000 0 0
TA PIMCO Tactical - Growth - Service Class Subaccount Inception Date November 19, 2009	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$1.292660 $1.076728 $1.180993 $1.041313 $1.005321 $1.054324 $1.003354 $0.870 $0.875 $1.002	$1.392761 $1.292660 $1.076728 $1.180993 $1.041313 $1.005321 $1.054324 $1.003354 $0.870 $0.875	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0 0
TA PIMCO Total Return - Initial Class Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$15.944545 $14.917907 $15.260945 $14.765346 $14.588449 $14.694741 $14.259691 $14.849 $14.009 $13.388	$16.913886 $15.944545 $14.917907 $15.260945 $14.765346 $14.588449 $14.694741 $14.259691 $14.849 $14.009	2,189.277 5,119.101 5,601.5234 6,501.005 7,677.673 14,257.517 19,175.653 20,515.685 28,848 40,246

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount Inception Date December 9, 2011	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$13.038058 $11.867781 $12.374480 $11.216649 $11.063543 $11.472675 $11.211769 $10.602 $10.054 $10.000	$13.733816 $13.038058 $11.867781 $12.374480 $11.216649 $11.063543 $11.472675 $11.211769 $10.602 $10.054	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0 0
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount Inception Date December 9, 2011	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$14.341238 $13.039787 $14.039213 $11.815181 $11.731739 $12.708875 $12.465721 $10.833 $9.886 $10.000	$13.869887 $14.341238 $13.039787 $14.039213 $11.815181 $11.731739 $12.708875 $12.465721 $10.833 $9.886	233.128 301.405 302.939 304.431 306.115 307.974 267.920 227.828 184 2,040
TA Small/Mid Cap Value - Initial Class Subaccount Inception Date October 1, 2004	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$41.412335 $33.559906 $38.457401 $33.782132 $28.312701 $29.472228 $28.437628 $21.166 $18.469 $19.249	$42.430719 $41.412335 $33.559906 $38.457401 $33.782132 $28.312701 $29.472228 $28.437628 $21.166 $18.469	14,838.703 16,452.840 16,655.205 18,117.933 19,452.460 22,028.426 23,008.063 28,042.436 14,183 25,912
TA T. Rowe Price Small Cap - Initial Class Subaccount Inception Date May 3, 1999	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$53.725263 $41.088343 $44.871856 $37.232087 $33.960015 $33.659194 $32.077056 $22.601 $19.829 $19.777	$65.427170 $53.725263 $41.088343 $44.871856 $37.232087 $33.960015 $33.659194 $32.077056 $22.601 $19.829	2,249.360 2,557.889 2,249.232 2,797.316 2,782.547 2,638.755 3,137.874 6,592.513 6,157 8,110
TA WMC US Growth - Initial Class Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$42.868843 $31.074520 $31.475766 $24.730474 $24.418340 $23.190541 $21.185372 $16.234 $14.564 $15.349	$57.979736 $42.868843 $31.074520 $31.475766 $24.730474 $24.418340 $23.190541 $21.185372 $16.234 $14.564	21,635.982 22,371.623 22,474.693 24,438.152 28,148.848 29,425.648 33,965.934 46,388.327 56,959 68,119
(1)	Available with Initial Class only for those contract owners who own Contract No. WL18.(2)	Effective April 26, 2021, Access VP High Yield FundSM was merged into ProFund Access VP High Yield.(3)	Effective December 1, 2020, Transamerica Barrow Hanley Dividend Focused VP was renamed Transamerica Aegon Sustainable Equity Income VP.

APPENDIX C
Policy form number WL18
If you are an existing policy owner of policy Form Number WL18, the information provided in “Appendix C” hereby amends and/or replaces the corresponding information contained in the prospectus.
The following hereby amends, and to the extent inconsistent replaces, the corresponding SUMMARY section of the prospectus:
The Annuity Policy
You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 3%, and may be more.
For an additional charge, you may select a compounding/monthly step-up death benefit. You may also add an Additional Earnings Rider that may provide a supplemental death benefit. You may only add the compounding/monthly step-up benefit and/or the Additional Earnings Rider when you purchase the policy. See DEATH BENEFIT, for details concerning these death benefit options. Subject to compliance with applicable law, we may at any time discontinue offering any optional rider described in this prospectus.
If you have already added the Guaranteed Minimum Income Benefit Rider to your policy, please read your rider carefully. This rider is no longer available for sale. See “Appendix D.”
Expenses
During the accumulation period, we deduct a daily mortality and expense risk charge of 1.00% annually (1.25% if you select the compounding/monthly step-up death benefit) and a daily administrative charge of 0.40% annually from the money you have invested in the subaccounts.
The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the “ANNUITY POLICY FEE TABLE” section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.
Death Benefit
Under Option A, the death benefit proceeds will be the greatest of:
•	the annuity value as of the death report day, or
•	the excess of (a) the amount of premiums paid as of the death report day, less (b) any amount withdrawn from this policy to pay for partial surrenders; or
•	the highest annuity value as of any monthiversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premiums made and decreased for adjusted partial surrenders taken following the date of the monthiversary on which the highest annuity value occurs.
Under Option B, the death benefit proceeds will be the greatest of:
•	the death benefit proceeds as determined under Option A above; or
•	total premiums paid for this policy, less any adjusted partial surrenders, accumulated at 6% interest per annum from the date of payment or partial surrender until the earlier of (a) the date of death, or (b) the date of the annuitant’s 90th birthday.
•	the highest annuity value as of any monthiversary prior to the annuitant’s 90th birthday. The highest annuity value will be increased for premiums made and decreased for adjusted partial surrenders taken following the date of the monthiversary on which the highest annuity value occurs.
Other Information
•	Compounding/Monthly Step-Up Death Benefit: You may add this feature for an additional charge. You must select this feature on your application. This feature is not available to annuitants age 81 or older on the policy date. This feature ensures that any death benefit payable on the death of an owner who is the annuitant will be the greater of:
•	Compounding Death Benefit: total premium payments paid for this policy, plus interest at an effective annual rate of 6% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 6% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 90th birthday, or
•	Monthly Step-Up Death Benefit: the highest annuity value on any monthiversary prior to the annuitant’s 90th birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the monthiversary on which the highest annuity value occurs.
•	Additional Earnings Rider: You may add this rider for an additional charge only when you purchase the policy, if you, a joint

Policy form number WL18 — (Continued)
owner and the annuitant are age 75 or younger. It may provide you with a supplemental death benefit to help offset the taxes typically due on annuity death benefits. The Additional Earnings Rider may continue with the policy if the surviving spouse elects to continue the policy. If the Additional Earnings Rider is attached to a policy with multiple beneficiaries, and the death benefit proceeds are payable to the beneficiaries, then each beneficiary may choose individually whether to receive any benefit under the Additional Earnings Rider as of the death report day (and thereby terminate the rider), or continue the rider (with fees) and have any benefit under the Additional Earnings Rider paid on that beneficiary’s death. We recommend that you consult your tax advisor before you purchase this rider.
The following hereby amends, and to the extent inconsistent replaces, the corresponding ANNUITY POLICY FEE TABLE section of the prospectus:
Periodic Charges other than Portfolio Expenses
Annual Policy Charge	$30 per policy yearly
Special Service Fee	$0-$25
Separate Account Annual Expenses (as a % of average separate account value during the accumulation period)
Under Standard Death Benefit:
Mortality and Expense Risk Charge(1)	1.00%
Administrative Charge(1)	0.40%
Total Separate Account Annual Expenses	1.40%
With Compounding/Monthly Step-Up Death Benefit Rider Added:
Mortality and Expense Risk Charge	1.25%
Administrative Charge(1)	0.40%
Total Separate Account Annual Expenses	1.65%
Additional Earnings Rider Charge (optional)	0.35%
Guaranteed Minimum Income Benefit Rider(2)(No Longer Available)
Current	0.45%
Maximum	0.50%
(1)These charges are assessed on your assets in each subaccount. They do not apply to the fixed account. The mortality and expense risk charge of 1.00% applies when you have selected the standard death benefit. If you select the compounding/monthly step-up death benefit, then the mortality and expense risk charge will increase to 1.25%. These charges apply only during the accumulation period. After the maturity date, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.
(2)This rider is no longer available. The annual rider charge is a percentage of the minimum annuitization value. If you choose to upgrade the rider, the charge for the rider after the upgrade is currently 0.45%, but, we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.45%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. If the annuity value on any rider anniversary exceeds the rider charge threshold (guaranteed 2.0) times the minimum annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. If you later choose to annuitize under a variable annuity payment option of this rider, we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the subaccounts. This charge is assessed in addition to the mortality and expense risk charge of 1.40% annually that is set on the date you annuitize under the rider. We may change the guaranteed minimum payment fee in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.10%. See “Appendix D.”
Range of Expenses for the Portfolios
Total Annual Portfolio Operating Expenses	Lowest	Highest
Total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses	0.37%	2.87%

Policy form number WL18 — (Continued)
Example of Highest Charges(1)	1 Year	3 Years	5 Years	10 Years
If you surrender the policy at the end of the applicable time period.	$1,240	$2,224	$3,112	$5,450
If you annuitize* or remain invested in the policy at the end of the applicable time period.	$ 540	$1,624	$2,712	$5,450
*You cannot annuitize your policy before your policy’s fifth anniversary.
For information concerning compensation paid for the sale of the policies, see OTHER INFORMATION – Distribution of the Policies.
(1)The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The annual policy charge of $30 is reflected as an annual charge that is determined by dividing the total annual policy charges collected during the previous calendar year by the total average net assets attributable to the policy during that year. Different fees and expenses not reflected in the Example may be assessed after you annuitize under a variable annuity payout option.
Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.
The following hereby amends, and to the extent inconsistent replaces, the corresponding sections of the prospectus:
THE ANNUITY POLICY
The policy also contains a fixed account. Unless otherwise required by state law, we will limit your allocation or transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000. The fixed account offers an interest rate that is guaranteed by us to equal at least 3% per year.
ANNUITY PAYMENTS (THE INCOME PHASE)
Payment Option B — Life Income: Fixed Payments.
•	No Period Certain — We will make level payments only during the annuitant’s lifetime; or
•	10 or 20 Years Certain — We will make level payments for the longer of the annuitant’s lifetime or 10 or 20 years; or
•	Guaranteed Return of Annuity Proceeds — We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.
IF:
•	you choose Fixed Installments, Life Income with 10 or 20 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and
•	the person receiving payments dies prior to the end of the guaranteed period;
THEN:
•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their value (determined at the date of death) may be paid in a single sum.
PURCHASE
Allocation of Premium Payments
Unless otherwise required by state law, we will limit allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.
INVESTMENT CHOICES
The Fixed Account
We guarantee that the interest credited to the fixed account will not be less than 3% per year. We have no formula for determining fixed account current interest rates. We establish the interest rate, at our sole discretion, for each premium payment or transfer into the fixed account. Rates are guaranteed for at least one year, but will never be less than 3% per year.
Unless otherwise required by state law, we will limit allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.
EXPENSES
Mortality and Expense Risk Charge

Policy form number WL18 — (Continued)
The mortality and expense risk charge is equal, on an annual basis, to 1.00% of the average daily net assets that you have invested in each subaccount. If you add the compounding/monthly step-up death benefit, the mortality and expense risk charge increases to 1.25%.
DEATH BENEFIT
Standard Death Benefit (Option A)
Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum; as substantially equal payments while the policy continues in the accumulation period for a specified number of years; as annuity payments; or as otherwise permitted by the Company in accordance with applicable law.
If an owner who is the annuitant dies before the maturity date and if the death benefit proceeds are payable, the standard death benefit proceeds will be the greatest of:
•	the annuity value of your policy on the death report day;
•	the total premium payments you make to the policy as of the death report day, reduced by partial surrenders; or
•	the monthly step-up: On each monthiversary, a new “stepped-up” death benefit is determined. The stepped-up death benefit is equal to the highest annuity value on any monthiversary before the annuitant’s 81st birthday, increased for any premium payments you have made and decreased by the adjusted partial surrenders for any partial surrenders we have paid to you, following the monthiversary on which the highest annuity value occurs.
The standard death benefit proceeds are not payable after the maturity date.
Compounding/Monthly Step-Up Death Benefit (Option B)
On the policy application, you may add the compounding/monthly step-up death benefit to the policy for an additional charge. This option is not available to annuitants age 81 or older on the policy date. This death benefit option is only payable during the accumulation period and is not payable after the maturity date. You may not select this option after the policy has been issued.
If an owner who is the annuitant dies during the accumulation period and if the death benefit proceeds are payable, then the compounding/monthly step up death benefit proceeds are the greatest of:
•	the standard death benefit;
•	the compounding death benefit: This benefit equals total premium payments, plus interest at an effective annual rate of 6% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 6% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 90th birthday; or
•	The monthly step-up death benefit: This benefit equals the highest annuity value on any monthiversary prior to the annuitant’s 90th birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the monthiversary on which the highest annuity value occurs.
If you select this option, then the mortality and expense risk charge will increase to 1.25%.
Effect of Adjusted Partial Surrender on Certain Death Benefits
When you request a partial surrender, we will reduce certain death benefits under the policy by an “adjusted partial surrender.” Adjusted partial surrenders will reduce the compounding/monthly step-up death benefit, if selected, and the monthly step-up in the standard death benefit.
A partial surrender will reduce the compounding/monthly step-up death benefit by the amount of the partial surrender times the ratio of:
•	the amount of the compounding and/or monthly step-up death benefit on the same date as, but immediately before the processing of the partial surrender, to
•	the annuity value immediately before the partial surrender.
We have included a more detailed explanation of this adjustment in the SAI.
If the compounding and/or monthly step-up death benefit is greater than the annuity value prior to the partial surrender, the adjusted partial surrender may be more than the amount of your request. For this reason, if a death benefit is paid after you have made a partial surrender, then the total of that partial surrender and the death benefit could be less than the death benefit immediately before you have made a partial surrender. If the compounding/monthly step-up death benefit is less than the annuity value prior to the partial surrender, the adjusted partial surrender will reduce the death benefit dollar for dollar.

Policy form number WL18 — (Continued)
Alternate Payment Elections Before the Maturity Date
If the deceased annuitant was an owner, and one or more beneficiaries chooses one of the above options instead of a lump sum payment, we will “reset” the age used in the death benefit provisions under the new option as of the death report day, so that the death benefit is based on the age of the particular new annuitant (i.e., the beneficiary). As a result, the phrase “the monthiversary nearest the annuitant’s 81st birthday” will refer to the age of the particular beneficiary. If the beneficiary is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the particular beneficiary by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent premium payments and subtracting the total partial surrenders following the death report day of the first deceased owner. This option applies to both spousal and non-spousal beneficiaries.
Additional Earnings Rider
The optional Additional Earnings Rider may pay an Additional Earnings Rider Amount when an owner who is the annuitant dies and death benefit proceeds are paid under your policy. In order to buy this rider:
•	you must purchase it when we issue the policy;
•	you must be both the owner and annuitant (except in the case of a trust or employer-sponsored plan); and
•	you, a joint owner and the annuitant must be age 75 or younger.

Policy form number WL18 — (Continued)
CONDENSED FINANCIAL INFORMATION
The accumulation unit values (“AUV”) and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables. The number of accumulation units combines the units outstanding for several variable annuity policies issued by Transamerica Premier Life Insurance Company within each subaccount class.
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Access VP High Yield FundSM Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$18.527855 $16.751210 $17.133946 $16.619129 $15.497768 $15.729274 $15.623390 $14.435 $12.858 $12.721	$18.215435 $18.527855 $16.751210 $17.133946 $16.619129 $15.497768 $15.729274 $15.623390 $14.435 $12.858	16,609.092 19,028.873 18,543.550 20,327.327 20,219.786 21,275.253 39,340.026 54,866.094 52,063 52,032
Fidelity ® VIP Contrafund® Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$29.407875 $22.771360 $24.795776 $20.728860 $19.558105 $19.798610 $18.024628 $13.991 $12.247 $12.805	$37.677571 $29.407875 $22.771360 $24.795776 $20.728860 $19.558105 $19.798610 $18.024628 $13.991 $12.247	77,488.908 89,085.426 104,210.471 125,384.002 135,842.649 149,963.380 183,739.050 208,185.863 236,090 283,090
Fidelity VIP Equity-Income Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$23.997298 $19.191101 $21.330723 $19.246924 $16.620313 $17.642352 $16.531666 $13.146 $11.417 $11.529	$25.128187 $23.997298 $19.191101 $21.330723 $19.246924 $16.620313 $17.642352 $16.531666 $13.146 $11.417	40,924.179 47,613.198 51,690.600 58,068.634 64,290.119 66,988.09 85,171.408 101,927.334 114,455 131,816
Fidelity VIP Growth Opportunities Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$27.145155 $19.639889 $17.793219 $13.479130 $13.692295 $13.212256 $11.996940 $8.866 $7.554 $7.530	$44.926073 $27.145155 $19.639889 $17.793219 $13.479130 $13.692295 $13.212256 $11.996940 $8.866 $7.554	16,330.482 23,968.198 24,760.427 27,539.987 28,232.853 28,474.501 32,219.872 36,067.881 46,886 64,150
ProFund VP Asia 30 Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$9.853353 $7.929922 $9.903133 $7.575423 $7.651125 $8.582427 $8.863088 $7.836 $6.898 $9.605	$13.139326 $9.853353 $7.929922 $9.903133 $7.575423 $7.651125 $8.582427 $8.863088 $7.836 $6.898	14,837.256 20,703.829 21,006.225 56,274.333 13,569.919 38,840.478 52,271.637 107,770.790 87,165 145,513

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$12.439196 $10.741279 $13.261340 $10.962781 $9.404269 $11.105706 $11.101778 $9.529 $8.929 $10.824	$14.254618 $12.439196 $10.741279 $13.261340 $10.962781 $9.404269 $11.105706 $11.101778 $9.529 $8.929	23,523.480 23,708.189 30,285.870 31,797.526 28,755.233 33,478.298 42,916.250 23,354.158 46,342 96,822
ProFund VP Bull Subaccount Inception Date June 12, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$21.617093 $17.049609 $18.467834 $15.729291 $14.579671 $14.888460 $13.577070 $10.636 $9.494 $9.650	$24.675898 $21.617093 $17.049609 $18.467834 $15.729291 $14.579671 $14.888460 $13.577070 $10.636 $9.494	56,110.913 58,052.836 63,560.745 91,791.776 103,945.004 113,447.494 244,422.329 100,648.233 100,915 48,201
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$26.860958 $21.906600 $22.133947 $19.007034 $18.543733 $18.005378 $16.274528 $11.827 $9.847 $9.488	$33.915259 $26.860958 $21.906600 $22.133947 $19.007034 $18.543733 $18.005378 $16.274528 $11.827 $9.847	14,565.041 16,533.011 24,305.448 24,913.819 31,509.870 60,731.799 42,663.266 44,451.175 24,877 123,299
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$8.337508 $6.821841 $8.184804 $6.243088 $5.716456 $7.031793 $7.401006 $8.040 $7.669 $9.708	$10.393888 $8.337508 $6.821841 $6.243088 $5.716456 $7.031793 $7.401006 $8.040 $7.669 $9.708	131,556.898 151,002.666 132,692.961 96,324.078 112,463.243 123,394.443 205,477.042 153,854 146,538 245,145
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$8.822984 $7.614185 $9.014191 $7.653813 $7.216230 $8.230652 $9.158446 $7.654 $6.673 $7.444	$7.878315 $8.822984 $7.614185 $9.014191 $7.653813 $7.216230 $8.230652 $9.158446 $7.654 $6.673	33,610.419 34,141.846 35,837.963 75,423.428 57,625.010 55,083.565 37,114.865 14,648.905 2,283 7,370
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$5.764409 $5.999952 $6.510353 $6.101369 $6.587740 $7.441232 $8.654452 $8.978 $9.198 $9.611	$5.943312 $5.764409 $5.999952 $6.510353 $6.101369 $6.587740 $7.441232 $8.654452 $8.978 $9.198	764.603 1,021.800 7,662.902 1,078.179 1,108.861 1,193.849 1,488.568 1,735.951 1,756 6,227

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Financials Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$11.239469 $8.770154 $9.953817 $8.560490 $7.545428 $7.786316 $7.009399 $5.395 $4.397 $5.187	$10.861325 $11.239469 $8.770154 $9.953817 $8.560490 $7.545428 $7.786316 $7.009399 $5.395 $4.397	19,005.616 51,815.164 54,186.094 66,837.321 27,607.203 37,651.733 85,431.235 121,894.167 50,125 54,249
ProFund VP Government Money Market Subaccount Inception Date June 12, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$8.686308 $8.762127 $8.870360 $9.014510 $9.161003 $9.309948 $9.461649 $9.616 $9.773 $9.932	$8.548974 $8.686308 $8.762127 $8.870360 $9.014510 $9.161003 $9.309948 $9.461649 $9.616 $9.773	38,475.518 43,181.445 148,700.166 191,624.257 129,009.800 154,562.733 316,169.663 197,561.314 274,940 378,241
ProFund VP International Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$7.903491 $6.735868 $8.128687 $6.783797 $6.959854 $7.333037 $8.111780 $6.900 $6.051 $7.180	$8.155975 $7.903491 $6.735868 $8.128687 $6.783797 $6.959854 $7.333037 $8.111780 $6.900 $6.051	40,425.920 43,628.033 58,309.122 52,677.859 56,041.455 38,157.133 18,059.278 115,712.347 147,102 30,708
ProFund VP Japan Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$9.347041 $7.917856 $9.109155 $7.816716 $7.912692 $7.601698 $7.485641 $5.133 $4.244 $5.296	$10.660441 $9.347041 $7.917856 $9.109155 $7.816716 $7.912692 $7.601698 $7.485641 $5.133 $4.244	18,002.735 18,067.226 17,047.574 20,338.799 20,562.099 23,568.766 23,207.236 28,150.338 934 3,245
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$17.483988 $14.387601 $16.785230 $15.040860 $12.935825 $13.761674 $12.994867 $10.099 $8.886 $9.427	$19.050987 $17.483988 $14.387601 $16.785230 $15.040860 $12.935825 $13.761674 $12.994867 $10.099 $8.886	25,956.151 24,609.342 20,740.750 21,507.333 28,157.616 30,413.942 85,759.421 105,552.033 133,645 48,837
ProFund VP NASDAQ-100 Subaccount Inception Date June 12, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$41.003122 $30.489357 $31.585939 $24.626208 $23.781558 $22.496934 $19.544427 $14.796 $12.941 $12.965	$58.719375 $41.003122 $30.489357 $31.585939 $24.626208 $23.781558 $22.496934 $19.544427 $14.796 $12.941	97,335.886 83,382.276 89,575.372 108,847.655 73,092.422 82,509.509 75,302.344 60,591.913 56,217 79,755

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$7.128567 $6.677537 $8.509252 $8.932826 7.311575 $9.699298 $11.061525 $9.063 $8.953 $8.901	$4.595965 $7.128567 $6.677537 $8.509252 $8.932826 $7.311575 $9.699298 $11.061525 $9.063 $8.953	35,023.314 38,490.282 56,836.507 46,033.599 181,336.524 103,427.523 136,876.064 125,906.301 147,829 197,153
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$18.793044 $16.751194 $18.154566 $16.721419 $17.655834 $17.183676 $14.634050 $11.301 $10.271 $8.990	$20.801384 $18.793044 $16.751194 $18.154566 $16.721419 $17.655834 $17.183676 $14.634050 $11.301 $10.271	74,723.100 28,932.178 41,207.366 69,487.155 114,599.943 148,325.625 90,692.188 40,647.003 26,228 123,537
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$5.465452 $3.805737 $4.471141 $4.316866 $2.816059 $4.263138 $5.692036 $9.324 $11.092 $13.957	$6.672885 $5.465452 $3.805737 $4.471141 $4.316866 $2.816059 $4.263138 $5.692036 $9.324 $11.092	96,696.887 103,261.718 94,388.222 95,436.020 91,135.895 70,728.593 59,283.314 86,031.228 118,401 134,985
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$2.091358 $2.690756 $2.429590 $3.422476 $4.153329 $3.785788 $3.964386 $4.039 $4.722 $4.337	$1.404015 $2.091358 $2.690756 $2.429590 $3.422476 $4.153329 $3.785788 $3.964386 $4.039 $4.722	2,037.435 2,171.471 2,377.712 2,533.516 2,838.028 4,579.664 5,293.290 6,754.061 8,545 9,795
ProFund VP Short International Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$3.001002 $3.693977 $3.252016 $4.165029 $4.498865 $4.752856 $4.699713 $6.048 $7.700 $7.688	$2.452016 $3.001002 $3.693977 $3.252016 $4.165029 $4.498865 $4.752856 $4.699713 $6.048 $7.700	472.817 564.089 648.381 729.030 937.437 1,480.756 1,288.510 4,118.602 5,774 9,173
ProFund VP Short NASDAQ-100 Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$0.935543 $1.321828 $1.383710 $1.881494 $2.126366 $2.485702 $3.134214 $4.513 $5.650 $6.415	$0.526663 $0.935543 $1.321828 $1.383710 $1.881494 $2.126366 $2.485702 $3.134214 $4.513 $5.650	77,794.819 80,534.346 90,133.751 90,463.906 72,379.994 12,636.127 27,635.836 3,296.939 62,886 35,577

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Short Small-Cap Subaccount Inception Date June 12, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$1.185362 $1.521076 $1.400722 $1.659433 $2.151349 $2.204975 $2.469304 $3.651 $4.580 $5.121	$0.793361 $1.185362 $1.521076 $1.400722 $1.659433 $2.151349 $2.204975 $2.469304 $3.651 $4.580	19,028.472 13,260.137 40,577.218 28,719.181 34,513.559 37,786.809 4,165.128 19,753.140 22,806 6,626
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$18.600150 $15.296527 $17.852218 $16.140217 $13.707785 $14.856206 $14.736222 $10.919 $9.673 $10.422	$21.419224 $18.600150 $15.296527 $17.852218 $16.140217 $13.707785 $14.856206 $14.736222 $10.919 $9.673	7,114.627 32,303.382 33,357.212 7,545.545 38,253.695 42,161.956 80,174.247 76,138.302 84,901 29,550
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012	$16.944653 $14.053254 $16.653986 $15.429629 $12.178951 $13.497264 $12.966130 $9.573 $8.378	$16.846568 $16.944653 $14.053254 $16.653986 $15.429629 $12.178951 $13.497264 $12.966130 $9.573	15,091.423 17,156.937 10,139.748 26,342.610 60,978.668 8,955.646 36,479.147 64,067.817 31,318
ProFund VP Telecommunications Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$10.047615 $8.899109 $10.656406 $11.066763 $9.246424 $9.258136 $9.357971 $8.488 $7.405 $7.389	$10.195927 $10.047615 8.899109 $10.656406 $11.066763 $9.246424 $9.258136 $9.357971 $8.488 $7.405	32,859.687 30,862.547 30,410.578 32,463.044 75,429.090 41,693.000 38,924.639 40,696.078 138,344 10,511
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$17.331090 $11.957583 $16.641557 $13.510772 $9.838033 $11.491488 $11.084878 $6.036 $4.738 $5.934	$19.843656 $17.331090 $11.957583 $16.641557 $13.510772 $9.838033 $11.491488 $11.084878 $6.036 $4.738	11,718.613 79,774.292 85,842.642 26,342.610 62,906.968 57,060.738 63,744.560 100,196.161 89,567 149,771
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$18.171464 $15.624330 $16.794390 $15.591498 $15.896970 $17.125440 $12.763188 $16.039 $16.148 $11.437	$21.575314 $18.171464 $15.624330 $16.794390 $15.591498 $15.896970 $17.125440 $12.763188 $16.039 $16.148	2,044.167 3,931.504 9,160.495 12,181.392 9,125.432 14,254.774 24,584.574 19,296.881 33,635 62,951

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$18.136970 $15.004016 $14.825351 $13.620175 $12.030590 $13.065674 $10.550326 $9.464 $9.608 $8.311	$17.414295 $18.136970 $15.004016 $14.825351 $13.620175 $12.030590 $13.065674 $10.550326 $9.464 $9.608	43,733.189 49,559.592 51,219.212 63,773.435 97,771.431 44,894.722 46,542.153 39,372.678 119,926 318,334
TA Aegon High Yield Bond - Initial Class(1) Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$23.540455 $20.951111 $21.811478 $20.634523 $18.184342 $19.299354 $18.867402 $17.992 $15.584 $15.119	$24.325833 $23.540455 $20.951111 $21.811478 $20.634523 $18.184342 $19.299354 $18.867402 $17.992 $15.584	53,029.343 59,026.930 65,662.022 75,028.565 75,884.528 88,399.177 108,054.441 148,526.241 320,815 323,812
TA Aegon U.S. Government Securities - Initial Class(1) Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$14.044767 $13.392468 $13.579743 $13.445970 $13.626328 $13.837491 $13.440149 $13.974 $13.511 $12.763	$15.056914 $14.044767 $13.392468 $13.579743 $13.445970 $13.626328 $13.837491 $13.440149 $13.974 $13.511	151,903.815 124,810.135 110,062.619 116,647.354 136,566.229 125,210.870 144,626.178 197,277.194 248,599 290,944
TA Aegon Sustainable Equity Income - Initial Class(1) Subaccount Inception Date November 29, 1999	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$31.363337 $25.729387 $29.555866 $25.803252 $22.823862 $24.065576 $21.808597 $17.021 $15.487 $15.323	$28.585409 $31.363337 $25.729387 $29.555866 $25.803252 $22.823862 $24.065576 $21.808597 $17.021 $15.487	225,620.051 243,118.434 280,943.278 315,201.685 359,787.910 424,053.875 484,644.717 540,874.757 574,657 672,391
TA BlackRock Global Real Estate Securities - Initial Class(1) Subaccount Inception Date November 29, 1999	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$47.158788 $38.291008 $43.294938 $39.532690 $39.933520 $40.838267 $36.553808 $35.764 $29.027 $31.300	$46.246783 $47.158788 $38.291008 $43.294938 $39.532690 $39.933520 $40.838267 $36.553808 $35.764 $29.027	66,142.749 70,818.398 79,516.990 97,758.594 114,331.377 127,351.878 164,113.689 179,606.110 179,455 203,154
TA BlackRock Government Money Market - Initial Class(1) Subaccount Inception Date November 29, 1999	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$9.950562 $9.919128 $9.904868 $10.067355 $10.232463 $10.400786 $10.571874 $10.746 $10.924 $11.103	$9.817138 $9.950562 $9.919128 $9.904868 $10.067355 $10.232463 $10.400786 $10.571874 $10.746 $10.924	520,126.306 230,204.840 265,673.407 354,109.350 496,487.037 509,570.951 555,248.848 697,142.471 695,943 1,130,322

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA BlackRock iShares Edge 40 - Initial Class(1)(2) Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$18.308301 $16.139798 $17.115770 $15.852864 $15.763173 $16.035463 $15.441514 $14.644 $14.026 $14.003	$19.748800 $18.308301 $16.139798 $17.115770 $15.852864 $15.763173 $16.035463 $15.441514 $14.644 $14.026	20,696.891 22,622.253 25,840.791 32,529.993 43,102.442 60,469.628 76,465.328 76,315.596 92,591 155,452
TA BlackRock Tactical Allocation - Service Class Subaccount Inception Date April 29, 2014	2020 2019 2018 2017 2016 2015 2014	$12.472738 $10.831697 $11.519913 $10.484682 $10.158647 $10.339156 $10.030461	$13.888480 $12.472738 $10.831697 $11.519913 $10.484682 $10.158647 $10.339156	38,009.450 32,486.614 35,881.025 38,302.821 49,444.921 52,138.677 54,515.686
TA International Growth - Initial Class(1)(3) Subaccount Inception Date November 29, 1999	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$14.040680 $11.178049 $13.808555 $11.030430 $11.203159 $11.379357 $12.198316 $10.500 $8.738 $9.875	$16.699274 $14.040680 $11.178049 $13.808555 $11.060430 $11.203159 $11.379357 $12.198316 $10.500 $8.738	303,165.488 326,867.260 350,601.509 415,390.839 370,544.116 417,891.023 531,695.237 556,068.238 560,653 567,932
TA Janus Balanced - Service Class Subaccount Inception Date November 19, 2009	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$1.645286 $1.373390 $1.397090 $1.216518 $1.187626 $1.205750 $1.136652 $0.971 $0.877 $1.000	$1.850251 $1.645286 $1.373390 $1.397090 $1.216518 $1.187626 $1.205750 $1.136652 $0.971 $0.877	147,376.647 256,495.819 303,261.315 523,739.513 243,957.081 251,298.638 249,842.136 189,218.606 158,820 170,774
TA Janus Mid-Cap Growth - Initial Class(1) Subaccount Inception Date November 29, 1999	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$18.119365 $13.472524 $13.865046 $10.924144 $11.335594 $12.133232 $12.331658 $9.009 $8.396 $9.148	$21.248326 $18.119365 $13.472524 $13.865046 $10.924144 $11.335594 $12.133232 $12.331658 $9.009 $8.396	272,954.290 297,362.706 304,781.319 375,198.855 506,043.472 581,793.699 743,172.049 895,758.062 1,028,194 1,331,826
TA JPMorgan Asset Allocation - Conservative - Initial Class(1) Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$18.845431 $16.818319 $16.043634 $15.587090 $16.160556 $16.075391 $14.941 $14.134 $13.996 $13.060	$20.666314 $18.845431 $16.818319 $16.043634 $15.587090 $16.160556 $16.075391 $14.941 $14.134 $13.996	345,901.715 400,702.613 496,886.001 618,038.168 725,455.174 1,048,372.914 1,162,359.598 1,538,409 1,724,585 1,990,376

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Asset Allocation - Growth - Initial Class(1) Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$23.367615 $18.844062 $21.379041 $17.435650 $16.707296 $17.317313 $17.135351 $13.735 $12.401 $13.327	$28.675336 $23.367615 $18.844062 $21.379041 $17.435650 $16.707296 $17.317313 $17.135351 $13.735 $12.401	496,496.059 551,846.902 597,700.373 704,401.111 806,287.007 891,369.257 1,124,746.296 1,217,044.968 1,360,581 1,650,915
TA JPMorgan Asset Allocation - Moderate - Initial Class(1) Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$20.878827 $18.229938 $19.533992 $17.048011 $16.415122 $17.066060 $16.880666 $15.118 $14.044 $14.192	$23.128956 $20.878827 $18.229938 $19.533992 $17.048011 $16.415122 $17.066060 $16.880666 $15.118 $14.044	876,073.911 983,988.230 1,141,133.124 1,240,608.275 1,376,095.756 1,612,644.708 2,250,800.813 2,439,754.658 2,715,303 3,130,208
TA JPMorgan Asset Allocation - Moderate Growth - Initial Class(1) Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$22.282468 $18.873433 $20.646348 $17.521362 $16.715401 $17.379349 $17.223145 $14.665 $13.474 $13.977	$25.223528 $22.282468 $18.873433 $20.646348 $17.521362 $16.715401 $17.379349 $17.223145 $14.665 $13.474	928,180.752 904,409.214 980,214.694 1,011,714.695 1,135,763.605 1,343,091.039 2,004,021.973 2,477,015.676 2,629,140 2,893,677
TA JPMorgan Core Bond - Initial Class(1) Subaccount Inception Date November 29, 1999	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$19.929148 $18.666440 $18.960954 $18.591967 $18.456343 $18.646599 $17.995768 $18.636 $18.046 $17.059 $16.021	$21.069310 $19.929148 $18.666440 $18.960954 $18.591967 $18.456343 $18.646599 $17.995768 $18.636 $18.046 $17.059	271,809.662 230,355.408 258,966.438 271,657.573 248,835.278 286,063.668 377,242.477 374,331.640 562,455 600,344 561,723
TA JPMorgan Enhanced Index - Initial Class(1) Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$30.029130 $23.294999 $25.196504 $21.139262 $19.296691 $19.629609 $17.474676 $13.404 $11.712 $11.817	$35.498852 $30.029130 $23.294999 $25.196504 $21.139262 $19.296691 $19.629609 $17.474676 $13.404 $11.712	169,865.363 170,469.615 169,981.061 177,941.542 123,018.270 127,187.086 121,107.626 94,807.809 99,899 86,377
TA JPMorgan International Moderate Growth - Initial Class(1) Subaccount Inception Date May 1, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$12.275931 $10.595468 $12.182776 $10.168471 $10.211225 $10.552880 $10.778093 $9.720 $8.759 $9.612	$13.875964 $12.275931 $10.595468 $12.182776 $10.168471 $10.211225 $10.552880 $10.778093 $9.720 $8.759	33,252.110 35,647.279 41,711.444 47,797.698 54,541.210 57,953.942 73,176.512 93,019.680 105,770 127,621

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Mid Cap Value - Initial Class Subaccount Inception Date November 29, 1999	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$39.033369 $31.437951 $36.238115 $32.460460 $28.793012 $30.091293 $26.532191 $20.460 $17.257 $17.195	$38.917819 $39.033369 $31.437951 $36.238115 $32.460460 $28.793012 $30.091293 $26.532191 $20.460 $17.257	25,354.309 27,842.615 39,653.703 46,742.029 52,908.970 63,928.933 88,074.738 101,028.383 132,183 152,317
TA JPMorgan Tactical Allocation - Initial Class(1) Subaccount Inception Date November 29,1999	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$25,109506 $22.753181 $23.830571 $22.273766 $21.673859 $22.055169 $21.045413 $20.276 $19.135 $18.769	$27.756297 $25,109506 $23.830571 $22.273766 $21.673859 $22.055169 $21.045413 $20.276 $19.135 $18.769	113,360.211 113,485.5367 173,219.561 198,239.036 220,766.353 276,267.223 298,778.576 336,544 418,876 489,889
TA Managed Risk - Balanced ETF - Service Class Subaccount Inception Date May 1, 2008	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$14.393792 $12.651711 $13.474228 $12.073420 $11.828246 $12.240052 $11.900651 $10.856 $10.181 $10.199	$14.753276 $14.393792 $12.651711 $13.474228 $12.073420 $11.828246 $12.240052 $11.900651 $10.856 $10.181	90,133.204 100,110.117 96,495.649 61,522.401 63,583.762 71,375.235 94,650.510 41,608.964 18,429 6,485
TA Managed Risk - Growth ETF - Service Class Subaccount Inception Date May 1, 2008	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$15.144963 $12.892459 $14.116933 $12.111929 $11.762084 $12.391706 $12.115099 $10.368 $9.448 $9.714	$15.527309 $15.144963 $12.892459 $14.116933 $12.111929 $11.762084 $12.391706 $12.115099 $10.368 $9.448	77,919.065 81,527.183 73,074.064 69,609.542 69,447.379 75,291.008 64,216.047 32,891.797 19,262 13,804
TA Morgan Stanley Capital Growth - Initial Class(1)(4) Subaccount Inception Date November 29, 1999	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$46.340024 $38.067717 $36.275322 $25.677717 $26.704675 $24.282888 $23.285583 $15.966 $14.047 $15.158	$99.324699 $46.340024 $38.067717 $36.275322 $25.677717 $26.704675 $24.282888 $23.285583 $15.966 $14.047	150,373.581 187,586.554 146,126.655 137,420.747 151,220.747 208,908.889 203,880.440 169,179.809 179,448 235,771
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$28.286564 $23.613084 $24.916620 $22.189722 $20.908418 $21.207936 $19.454913 $16.746 $15.123 $14.776	$32.251253 $28.286564 $23.613084 $24.916620 $22.189722 $20.908418 $21.207936 $19.454913 $16.746 $15.123	268,884.582 275,932.919 312,676.385 341,665.839 352,794.186 348,333.327 453,099.635 468,286.369 451,629 463,576

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Tactical - Balanced - Service Class Subaccount Inception Date November 19, 2009	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$1.260872 $1.070965 $1.169900 $1.061381 $1.023770 $1.067847 $1.006637 $0.915 $0.921 $0.969	$1.350284 $1.260872 $1.070965 $1.169900 $1.061381 $1.023770 $1.067847 $1.006637 $0.915 $0.921	56,810.566 89,645.387 99,336.091 80,248.533 88,185.096 108,559.426 160,316.163 307,134.544 219,983 738,479
TA PIMCO Tactical - Conservative - Service Class Subaccount Inception Date November 19, 2009	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$1.187674 $1.026888 $1.100574 $1.013351 $0.981190 $1.018540 $0.952272 $0.895 $0.896 $0.984	$1.283973 $1.187674 $1.026888 $1.100574 $1.013351 $0.981190 $1.018540 $0.952272 $0.895 $0.896	4,079.198 13,154.934 13,979.841 16,478.766 9,408.886 8,231.158 4,283.252 2,666.481 773,242 918,658
TA PIMCO Tactical - Growth - Service Class Subaccount Inception Date November 19, 2009	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$1.242103 $1.038697 $1.143804 $1.012502 $0.981356 $1.033259 $0.987191 $0.859 $0.867 $0.998	$1.333026 $1.242103 $1.038697 $1.143804 $1.012502 $0.981356 $1.033259 $0.987191 $0.859 $0.867	0.0000 1,883.005 1,894.016 1,904.635 1,915.568 3,480.681 3,500.074 3,518.221 1,961 7,185
TA PIMCO Total Return - Initial Class(1) Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$16.668569 $15.628667 $15.992655 $15.498673 $15.337810 $15.484017 $15.036754 $15.684 $14.825 $14.180	$17.658172 $16.668569 $15.628667 $15.992655 $15.498673 $15.337810 $15.484017 $15.036754 $15.684 $14.825	175,827.494 437,006.845 466,541.629 505,533.726 550,650.707 571,234.184 412,029.902 648,370.177 817,409 728,053
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount Inception Date December 9, 2011	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$12.629970 $11.541760 $12.082377 $10.995024 $10.887689 $11.334944 $11.120949 $10.558 $10.052 $10.000	$13.251580 $12.629970 $11.541760 $12.082377 $10.995024 $10.887689 $11.334944 $11.120949 $10.558 $10.052	24,944.879 26,390.576 28,153.546 29,876.030 32,181.592 34,375.965 23,857.348 25,280.340 26,049 30,396
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount Inception Date December 9, 2011	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$13.892341 $12.681550 $13.707809 $11.581718 $11.545249 $12.556300 $12.364749 $10.788 $9.884 $10.000	$13.382826 $13.892341 $12.681550 $13.707809 $11.581718 $11.545249 $12.556300 $12.364749 $10.788 $9.884	1,250.531 1,768.534 1,979.810 2,128.580 2,292.157 2,496.114 3,394.052 3,560.363 9,563 5,886

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Small/Mid Cap Value - Initial Class Subaccount Inception Date October 1, 2004	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$38.993605 $31.638832 $36.326502 $31.954228 $26.815125 $27.960138 $27.010203 $20.141 $17.572 $18.370	$39.910285 $38.993605 $31.638832 $36.326502 $31.954228 $26.815125 $27.960138 $27.010203 $20.141 $17.572	214,733.905 255,887.499 294,136.363 373,946.010 423,133.974 443,888.343 572,547.141 682,197.853 182,933 287,392
TA T. Rowe Price Small Cap - Initial Class(1) Subaccount Inception Date November 29, 1999	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$35.471289 $27.157017 $29.712044 $24.675815 $22.551491 $22,379036 $21.350002 $15.063 $13.236 $13.230	$43.117618 $35.471289 $27.157017 $29.712044 $24.675815 $22.551491 $22,379036 $21.350002 $15.063 $13.236	157,177.899 188,170.205 219,707.252 247,411.829 252,679.171 303,776.643 360,957.008 397,784.043 386,348 359,754
TA WMC US Growth - Initial Class(1) Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$37.734578 $27.388987 $27.784976 $21.859728 $21.611995 $20.560686 $18.811247 $14.435 $12.967 $13.692	$50.968205 $37.734578 $27.388987 $27.784976 $21.859728 $21.611995 $20.560686 $18.811247 $14.435 $12.967	394,579.025 436,120.651 445,634.951 554,738.684 659,301.561 731,519.816 852,373.244 945,107.277 1,076,955 1,357,359

Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Access VP High Yield FundSM Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$19.098955 $17.225077 $17.575053 $17.005174 $15.818871 $16.015674 $15.868720 $14.626 $12.996 $12.825	$18.823230 $19.098955 $17.225077 $17.575053 $17.005174 $15.818871 $16.015674 $15.868720 $14.626 $12.996	48,089.113 52,580.973 60,632.547 66,968.908 92,669.899 70,505.342 96,669.035 71,596.849 52,594 177,927
Fidelity ® VIP Contrafund® Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$30.876026 $23.849382 $23.849382 $25.905338 $21.603342 $20.333187 $20.532577 $18.646841 $14.439 $12.607	$39.656076 $30.876026 $23.849382 $25.905338 $21.603342 $20.333187 $20.532577 $18.646841 $14.439 $12.607	405,372.021 435,325.930 484,925.759 528,151.992 563,697.225 654,258.406 763,798.173 833,903.731 930,277 1,042,833

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Equity-Income Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$25.195432 $20.099715 $22.285332 $20.058954 $17.279045 $18.296445 $17.102396 $13.567 $11.753 $11.840	$26.447861 $25.195432 $20.099715 $22.285332 $20.058954 $17.279045 $18.296445 $17.102396 $13.567 $11.753	134,396.197 146,362.380 156,355.009 187,978.868 204,375.794 239,263.836 288,673.109 338,094.741 398,204 485,353
Fidelity VIP Growth Opportunities Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$28.500404 $20.569737 $18.589532 $14.047860 $14.235016 $13.702154 $12.411180 $9.150 $7.776 $7.733	$47.285176 $28.500404 $20.569737 $18.589532 $14.047860 $14.235016 $13.702154 $12.411180 $9.150 $7.776	57,459.170 74,106.859 87,965.245 101,590.281 113,815.184 121,598.210 142,829.378 170,083.196 208,397 233,053
ProFund VP Asia 30 Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$10.157267 $8.154400 $10.158228 $7.751524 $7.809767 $8.738796 $9.002362 $7.940 $6.972 $9.684	$13.577972 $10.157267 $8.154400 $10.158228 $7.751524 $7.809767 $8.738796 $9.002362 $7.940 $6.972	55,320.878 72,047.530 64,443.322 82,300.564 70,230.782 108,131.893 153,272.133 184,802.700 156,288 133,347
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$12.822928 $11.045384 $13.603016 $11.217667 $9.599314 $11.308108 $11.276288 $9.655 $9.025 $10.914	$14.730600 $12.822928 $11.045384 $13.603016 $11.217667 $9.599314 $11.308108 $11.276288 $9.655 $9.025	54,979.482 71,710.892 82,927.059 141,190.734 118,332.593 105,427.244 170,311.880 165,794.952 179,830 412,983
ProFund VP Bull Subaccount Inception Date June 12, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$22.351571 $17.585538 $19.001190 $16.143880 $14.927259 $15.205902 $13.832441 $10.810 $9.625 $9.759	$25.577198 $22.351571 $17.585538 $19.001190 $16.143880 $14.927259 $15.205902 $13.832441 $10.810 $9.625	224,531.448 241,438.459 132,426.784 261,832.698 201,190.279 221,060.550 427,769.158 351,128.298 160,356 201,555
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$27.689186 $22.526522 $22.703972 $19.448717 $18.928105 $18.333369 $16.530216 $11.984 $9.953 $9.566	$35.047108 $27.689186 $22.526522 $22.703972 $19.448717 $18.928105 $18.333369 $16.530216 $11.984 $9.953	81,449.425 80,922.776 86,502.668 88,967.937 92,901.798 131,880.192 128,129.383 143,570.950 89,464 210,912

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$8.594694 $7.014977 $8.395687 $6.388258 $5.835046 $7.159979 $7.517359 $8.146 $7.751 $9.788	$10.740909 $8.594694 $7.014977 $8.395687 $6.388258 $5.835046 $7.159979 $7.517359 $8.146 $7.751	348,799.883 466,447.712 420,422.091 599,043.487 332,126.057 320,661.383 368,119.224 502,892.868 468,206 403,371
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$9.095097 $7.829695 $9.246377 $7.831715 $7.365848 $8.380616 $9.302362 $7.755 $6.745 $7.506	$8.141331 $9.095097 $7.829695 $9.246377 $7.831715 $7.365848 $8.380616 $9.302362 $7.755 $6.745	8,434.201 18,447.762 23,306.206 30,519.619 62,828.253 73,078.381 85,133.301 20,569.255 15,372 9,509
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$5.942196 $6.169777 $6.678053 $6.243177 $6.724302 $7.576797 $8.790430 $9.096 $9.296 $9.690	$6.141724 $5.942196 $6.169777 $6.678053 $6.243177 $6.724302 $7.576797 $8.790430 $9.096 $9.296	4,752.082 2,080.683 2,841.031 2,923.104 3,642.197 7,571.951 5,808.620 15,305.852 15,319 25,521
ProFund VP Financials Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$11.586302 $9.018556 $10.210408 $8.759627 $7.702005 $7.928335 $7.119678 $5.466 $4.444 $5.229	$11.224113 $11.586302 $9.018556 $10.210408 $8.759627 $7.702005 $7.928335 $7.119678 $5.466 $4.444	176,543.512 202,141.167 213,571.532 252,002.603 249,179.638 185,325.049 360,936.424 427,215.563 130,149 163,946
ProFund VP Government Money Market Subaccount Inception Date June 12, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$8.981160 $9.037257 $9.126261 $9.251819 $9.379106 $9.508152 $9.639312 $9.772 $9.908 $10.044	$8.860967 $8.981160 $9.037257 $9.126261 $9.251819 $9.379106 $9.508152 $9.639312 $9.772 $9.908	371,517.171 135,729.751 262,291.077 185,407.472 183,153.859 402,626.675 512,679.975 410,399.705 656,356 866,891
ProFund VP International Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$8.147330 $6.926603 $8.338147 $6.941537 $7.104212 $7.466703 $8.239303 $6.992 $6.116 $7.239	$8.428351 $8.147330 $6.926603 $8.338147 $6.941537 $7.104212 $7.466703 $8.239303 $6.992 $6.116	54,327.896 67,229.114 72,794.154 122,192.701 105,882.894 74,758.256 76,399.977 155,442.534 142,285 95,805

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Japan Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$9.635292 $8.141953 $9.343785 $7.998392 $8.076747 $7.740218 $7.603286 $5.201 $4.290 $5.340	$11.016280 $9.635292 $8.141953 $9.343785 $7.998392 $8.076747 $7.740218 $7.603286 $5.201 $4.290	10,435.820 15,238.831 15,704.109 16,758.642 28,836.879 46,915.194 28,212.393 49,727.194 2,121 37,433
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$18.023207 $14.794834 $17.217607 $15.390459 $13.204039 $14.012441 $13.199102 $10.233 $8.981 $9.504	$19.686980 $18.023207 $14.794834 $17.217607 $15.390459 $13.204039 $14.012441 $13.199102 $10.233 $8.981	73,115.832 48,461.284 53,850.786 59,983.509 150,041.746 95,161.865 9,004.316 237,615.537 297,963 128,623
ProFund VP NASDAQ-100 Subaccount Inception Date June 12, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$42.395888 $31.447479 $32.497881 $25.275102 $24.348334 $22.976433 $19.911911 $15.037 $13.119 $13.111	$60.863430 $42.395888 $31.447479 $32.497881 $25.275102 $24.348334 $22.976433 $19.911911 $15.037 $13.119	106,673.413 106,824.293 114,044.029 120,294.279 115,116.515 130,452.280 172,280.774 157,769.767 207,261 169,163
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$7.348466 $6.866598 $8.728508 $9.140528 $7.463220 $9.876064 $11.235374 $9.182 $9.049 $8.974	$4.749457 $7.348466 $6.866598 $8.728508 $9.140528 $7.463220 $9.876064 $11.235374 $9.182 $9.049	152,844.052 148,032.921 152,347.430 166,909.690 212,584.313 191,517.652 244,360.587 252,137.596 274,546 506,579
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$19.372433 $17.225145 $18.622000 $17.109881 $18.021663 $17.496558 $14.863873 $11.450 $10.381 $9.064	$21.495569 $19.372433 $17.225145 $18.622000 $17.109881 $18.021663 $17.496558 $14.863873 $11.450 $10.381	41,681.523 45,895.183 56,173.831 62,447.040 79,050.158 121,149.198 179,704.867 91,266.095 76,218 224,426
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$5.634126 $3.913547 $4.586418 $4.417309 $2.874526 $4.340896 $5.781563 $9.447 $11.211 $14.072	$6.895764 $5.634126 $3.913547 $4.586418 $4.417309 $2.874526 $4.340896 $5.781563 $9.447 $11.211	120,736.338 225,843.247 251,738.699 229,792.629 187,069.978 181,234.182 234,735.458 268,800.615 369,731 433,770

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$2.155864 $2.766927 $2.492187 $3.502014 $4.239427 $3.854765 $4.026694 $4.093 $4.773 $4.373	$1.450900 $2.155864 $2.766927 $2.492187 $3.502014 $4.239427 $3.854765 $4.026694 $4.093 $4.773	16,409.495 36,184.517 39,556.829 41,716.210 25,472.898 190,585.883 44,580.439 34,849.093 39,404 43,703
ProFund VP Short International Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$3.093565 $3.798546 $3.335807 $4.261846 $4.592142 $4.839456 $4.773570 $6.128 $7.783 $7.752	$2.533888 $3.093565 $3.798546 $3.335807 $4.261846 $4.592142 $4.839456 $4.773570 $6.128 $7.783	3,443.587 3,491.878 3,868.376 4,016.355 6,101.057 5,732.501 6,561.979 12,119.832 14,323 17,245
ProFund VP Short NASDAQ-100 Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$0.964403 $1.359250 $1.419356 $1.925233 $2.170466 $2.531004 $3.183492 $4.573 $5.710 $6.468	$0.544250 $0.964403 $1.359250 $1.419356 $1.925233 $2.170466 $2.531004 $3.183492 $4.573 $5.710	102,263.880 91,171.970 88,993.448 83,109.270 89,281.985 98,305.824 194,330.533 51,076.712 59,693 51,755
ProFund VP Short Small-Cap Subaccount Inception Date June 12, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$1.225638 $1.568890 $1.441192 $1.703198 $2.202666 $2.252013 $2.515774 $3.711 $4.643 $5.179	$0.822343 $1.225638 $1.568890 $1.441192 $1.703198 $2.202666 $2.252013 $2.515774 $3.711 $4.643	23,532.621 514,439.369 518,667.298 520,096.551 241,813.581 38,108.826 37,844.618 23,750.677 51,238 66,168
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$19.232253 $15.777452 $18.367887 $16.565713 $14.034648 $15.173002 $15.013427 $11.097 $9.807 $10.540	$22.201722 $19.232253 $15.777452 $18.367887 $16.565713 $14.034648 $15.173002 $15.013427 $11.097 $9.807	27,172.477 24,493.542 34,702.173 83,290.861 95,163.695 82,481.045 64,471.160 257,852.225 235,470 164,484
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$17.467190 $14.450996 $17.082931 $15.788224 $12.431448 $13.743193 $13.169900 $9.700 $8.468 $8.954	$17.408912 $17.467190 $14.450996 $17.082931 $15.788224 $12.431448 $13.743193 $13.169900 $9.700 $8.468	22,399.610 35,026.565 22,271.813 75,856.172 120,070.686 30,290.516 47,117.591 143,574.375 46,574 146,544

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Telecommunications Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$10.357463 $9.150967 $10.930862 $11.323944 $9.438108 $9.426815 $9.505007 $8.600 $7.485 $7.450	$10.536277 $10.357463 $9.150967 $10.930862 $11.323944 $9.438108 $9.426815 $9.505007 $8.600 $7.485	23,467.467 30,864.948 24,016.243 41,518.753 120,365.515 77,936.444 12,653.170 12,436.994 223,340 11,184
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$17.865975 $12.296309 $17.070521 $13.825049 $10.042197 $11.701077 $11.259263 $6.116 $4.789 $5.983	$20.506572 $17.865975 $12.296309 $17.070521 $13.825049 $10.042197 $11.701077 $11.259263 $6.116 $4.789	77,661.717 99,838.651 113,327.823 101,497.284 78,914.753 76,756.320 139,206.077 268,258.731 109,197 166,751
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$18.731486 $16.066229 $17.226650 $15.953565 $16.226228 $17.437123 $12.963537 $16.251 $16.321 $11.531	$22.295052 $18.731486 $16.066229 $17.226650 $15.953565 $16.226228 $17.437123 $12.963537 $16.251 $16.321	30,864.745 26,128.560 31,269.679 32,849.497 79,213.899 41,383.148 102,928.245 34,238.558 78,543 105,964
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$18.696074 $15.428491 $15.207037 $13.936557 $12.279884 $13.303596 $10.716034 $9.589 $9.711 $8.379	$17.995389 $18.696074 $15.428491 $15.207037 $13.936557 $12.279884 $13.303596 $10.716034 $9.589 $9.711	51,540.779 61,244.388 63,421.662 71,044.429 125,422.972 78,362.890 99,037.204 76,998.437 243,137 490,845
TA Aegon High Yield Bond - Initial Class(1) Subaccount Inception Date May 1, 2003	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$24.531298 $21.779281 $22.617565 $21.344645 $18.764018 $19.865571 $19.373178 $18.429 $15.923 $15.410	$25.412268 $24.531298 $21.779281 $22.617565 $21.344645 $18.764018 $19.865571 $19.373178 $18.429 $15.923	104,434.672 119,461.381 139,862.110 188,985.653 250,749.089 273,466.243 323,418.571 475,419.921 811,226 790,360
TA Aegon U.S. Government Securities - Initial Class(1) Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$14.672222 $13.956361 $14.116510 $13.943162 $14.095533 $14.278755 $13.834624 $14.349 $13.839 $13.041	$15.768359 $14.672222 $13.956361 $14.116510 $13.943162 $14.095533 $14.278755 $13.834624 $14.349 $13.839	222,583.155 173,157.463 190,353.335 214,815.963 273,732.781 292,650.621 334,345.624 419,619.527 557,287 893,106

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Aegon Sustainable Equity Income - Initial Class(1) Subaccount Inception Date May 1, 1996	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$43.637286 $35.710464 $40.919788 $35.636732 $31.444593 $33.073730 $29.898186 $23.277 $21.128 $20.853	$39.870401 $43.637286 $35.710464 $40.919788 $35.636732 $31.444593 $33.073730 $29.898186 $23.277 $21.128	651,282.868 713,774.544 782,688.113 853,225.551 906,534.276 1,047,381.12 1,246,045.974 1,395,110.492 1,491,690 1,725,495
TA BlackRock Global Real Estate Securities - Initial Class(1) Subaccount Inception Date May 1, 1998	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$38,046189 $30.815974 $34.756793 $31.658663 $31.901254 $32.543740 $29.057844 $28.360 $22.961 $24.698	$37.402488 $38,046189 $30.815974 $34.756793 $31.658663 $31.901254 $32.543740 $29.057844 $28.360 $22.961	262,650.625 302,057.135 330,771.276 366,882.715 427,880.701 483,636.619 533,209.754 597,259.967 726,086 821,421
TA BlackRock Government Money Market - Service Class(1) Subaccount Inception Date December 3, 1992	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$12.880417 $12.808139 $12.758097 $12.935572 $13.115456 $13.298405 $13.483904 $13.672 $13.864 $14.057	$12.739055 $12.880417 $12.808139 $12.758097 $12.935572 $13.115456 $13.298405 $13.483904 $13.672 $13.864	1,244,446.917 936,514.554 1,338,176.194 945,402.745 1,261,935.349 1,338,876.259 1,839,298.169 1,718,696.246 1,967,208 2,998,242
TA BlackRock iShares Edge 40 - Initial Class(1)(2) Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$19.126233 $16.819372 $17.792294 $16.439055 $16.305958 $16.546813 $15.894718 $15.037 $14.366 $14.308	$20.681945 $19.126233 $16.819372 $17.792294 $16.439055 $16.305958 $16.546813 $15.894718 $15.037 $14.366	64,031.332 70,727.048 81,361.846 88,809.384 99,069.169 121,342.584 143,167.006 160,463.340 172,770 434,634
TA BlackRock Tactical Allocation - Service Class Subaccount Inception Date April 29, 2014	2020 2019 2018 2017 2016 2015 2014	$12.648367 $10.957203 $11.624544 $10.553960 $10.200696 $10.356405 $10.030528	$14.118764 $12.648367 $10.957203 $11.624544 $10.553960 $10.200696 $10.356405	178,800.290 199,231.011 236,110.783 273,061.182 292,157.130 285,957.380 298,400.784
TA International Growth - Initial Class(1) Subaccount Inception Date January 2, 1997	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$19.163504 $15.218905 $14.943989 $15.140752 $15.341020 $16.404620 $14.086 $11.693 $13.183 $12.097	$22.848288 $19.163504 $15.218905 $14.943989 $15.140752 $15.341020 $16.404620 $14.086 $11.693 $13.183	868,739.681 1,032,500.483 955,603.595 1,207,487.764 1,326,526.173 1,605,183.481 1,707,346.489 1,824,036 1,960,716 2,358,691

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Janus Balanced - Service Class Subaccount Inception Date November 19, 2009	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$1.686805 $1.404586 $1.425288 $1.238015 $1.205646 $1.221037 $1.148231 $0.978 $0.882 $1.002	$1.901616 $1.686805 $1.404586 $1.425288 $1.238015 $1.205646 $1.221037 $1.148231 $0.978 $0.882	1,878,163.024 1,807,781.225 1,049,695.745 958,772.090 868,529.484 858,459.015 848,109.815 862,600.039 565,438 734,730
TA Janus Mid-Cap Growth - Initial Class(1) Subaccount Inception Date May 1, 1993	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$98.667732 $73.183235 $75.129006 $59.048412 $61.122104 $65.261933 $66.165999 $48.218 $44.826 $48.722	$115.991567 $98.667732 $73.183235 $75.129006 $59.048412 $61.122104 $65.261933 $66.165999 $48.218 $44.826	504,039.297 546,001.772 590,772.433 657,816.110 746,797.643 832,182.810 932,207.804 1,092,713.582 1,237,160 1,486,671
TA JPMorgan Asset Allocation - Conservative - Initial Class(1) Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$19.687325 $17.526444 $18.509572 $16.636863 $16.123798 $16.675867 $16.547157 $15.342 $14.478 $14.300	$21.642775 $19.687325 $17.526444 $18.509572 $16.636863 $16.123798 $16.675867 $16.547157 $15.342 $14.478	897,753.768 1,000,809.858 1,039,179.738 1,224,165.835 1,360,060.590 1,598,677.959 1,978,551.715 2,289,582.116 3,232,882 3,227,329
TA JPMorgan Asset Allocation - Growth - Initial Class(1) Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$24.411659 $19.637584 $22.224158 $18.080448 $17.282649 $17.869579 $17.638309 $14.104 $12.702 $13.617	$30.030362 $24.411659 $19.637584 $22.224158 $18.080448 $17.282649 $17.869579 $17.638309 $14.104 $12.702	1,601,081.464 1,777,402.165 1,827,774.343 1,968,790.821 2,164,774.371 2,465,100.638 3,211,219.886 3,632,513.372 3,905,346 4,593,978
TA JPMorgan Asset Allocation - Moderate - Initial Class(1) Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$21.811608 $18.997538 $20.306123 $17.678421 $16.980381 $17.610295 $17.376133 $15.524 $14.385 $14.501	$24.221839 $21.811608 $18.997538 $20.306123 $17.678421 $16.980381 $17.610295 $17.376133 $15.524 $14.385	1,672,760.368 1,870,274.510 2,013,482.804 2,157,155.163 2,397,442.035 2,834,839.851 3,692,010.691 4,295,849.999 4,861,833 5,930,674
TA JPMorgan Asset Allocation - Moderate Growth - Initial Class(1) Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$23.278006 $19.668175 $21.462503 $18.169326 $17.291048 $17.933619 $17.728700 $15.058 $13.801 $14.281	$26.415424 $23.278006 $19.668175 $21.462503 $18.169326 $17.291048 $17.933619 $17.728700 $15.058 $13.801	2,611,927.492 2,900,939.816 3,193,785.949 3,541,842.231 4,092,391.122 4,667,758.473 5,947,816.235 7,056,443.302 7,605,802 8,914,351

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Core Bond - Initial Class(1) Subaccount Inception Date December 3, 1992	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$28.980531 $27.077576 $27.436756 $26.836827 $26.575701 $26.783613 $25.785189 $26.637 $25.730 $24.263	$30.714077 $28.980531 $27.077576 $27.436756 $26.836827 $26.575701 $26.783613 $25.785189 $26.637 $25.730	498,408.478 480,346.825 626,751.620 667,054.051 715,015.606 680,684.642 878,236.575 932,265.631 1,396,066 1,367,473
TA JPMorgan Enhanced Index - Initial Class(1) Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$31.370686 $24.275867 $26.192446 $21.920957 $19.961165 $20.255581 $17.987584 $13.764 $11.996 $12.074	$37.176209 $31.370686 $24.275867 $26.192446 $21.920957 $19.961165 $20.255581 $17.987584 $13.764 $11.996	331,955.220 328,280.525 326,577.837 366,457.357 329,773.443 443,526.594 568,313.215 545,379.842 434,876 297,195
TA JPMorgan International Moderate Growth - Initial Class(1) Subaccount Inception Date May 1, 2006	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$12.696900 $10.931857 $12.538437 $10.439662 $10.457835 $10.781151 $10.984137 $9.881 $8.883 $9.724	$14.387185 $12.696900 $10.931857 $12.538437 $10.439662 $10.457835 $10.781151 $10.984137 $9.881 $8.883	64,937.884 85,702.411 105,629.799 114,194.445 127,758.801 157,737.390 211,235.998 251,541.535 326,099 430,916
TA JPMorgan Mid Cap Value - Initial Class Subaccount Inception Date May 3, 1999	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$41.378951 $33.245143 $38.226369 $34.157480 $30.223990 $31.509063 $27.713933 $21.319 $17.937 $17.829	$41.358232 $41.378951 $33.245143 $38.226369 $34.157480 $30.223990 $31.509063 $27.713933 $21.319 $17.937	155,452.827 174,355.780 201,796.101 226,795.730 249,656.971 268,355.101 326,497.603 370,873.885 417,689 495,134
TA JPMorgan Tactical Allocation - Initial Class(1) Subaccount Inception Date March 1, 1994	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$39.555962 $35.755792 $37.356207 $34.830167 $33.808929 $34.319089 $32.667302 $31.395 $29.556 $28.919	$43.833327 $39.555962 $35.755792 $37.356207 $34.830167 $33.808929 $34.319089 $32.667302 $31.395 $29.556	339,856.062 377,784.367 419,838.833 478,066.571 536,910.494 612,482.543 736,138.216 814,019.386 948,066 1,135,293
TA Managed Risk - Balanced ETF - Service Class Subaccount Inception Date May 1, 2008	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$14.813538 $12.988645 $13.798830 $12.333954 $12.053844 $12.442802 $12.068013 $10.982 $10.273 $10.266	$15.220943 $14.813538 $12.988645 $13.798830 $12.333954 $12.053844 $12.442802 $12.068013 $10.982 $10.273	84,415.016 97,074.591 106,824.887 155,436.118 135,401.341 125,790.481 233,291.201 158,022.751 51,301 36,196

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk - Growth ETF - Service Class Subaccount Inception Date May 1, 2008	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$15.586626 $13.235794 $14.457009 $12.373297 $11.986436 $12.596982 $12.285492 $10.488 $9.534 $9.778	$16.019536 $15.586626 $13.235794 $14.457009 $12.373297 $11.986436 $12.596982 $12.285492 $10.488 $9.534	186,289.973 219,511.851 249,786.916 239,195.106 219,150.013 228,129.997 302,360.583 216,973.371 203,958 198,444
TA Morgan Stanley Capital Growth - Initial Class(1)(4) Subaccount Inception Date May 3, 1999	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$53.218716 $43.610910 $41.454641 $29.272040 $30.368066 $27.546123 $26.349811 $18.023 $15.817 $17.027	$114.349081 $53.218716 $43.610910 $41.454641 $29.272040 $30.368066 $27.546123 $26.349811 $18.023 $15.817	648,853.209 790,208.150 560,617.912 606,900.361 613,493.360 743,796.504 824,938.430 890,548.292 979,617 1,139,134
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$29.550552 $24.607563 $25.901738 $23.010464 $21.628589 $21.884434 $20.026114 $17.195 $15.490 $15.097	$33.775474 $29.550552 $24.607563 $25.901738 $23.010464 $21.628589 $21.884434 $20.026114 $17.195 $15.490	1,801,861.684 1,912,066.244 2,031,888.008 2,254,815.664 2,465,532.288 2,736,886.588 3,244,314.462 3,441,117.220 3,659,012 4,208,765
TA PIMCO Tactical - Balanced - Service Class Subaccount Inception Date November 19, 2009	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$1.292711 $1.095302 $1.193522 $1.080159 $1.039326 $1.081404 $1.016911 $0.922 $0.926 $0.972	$1.387804 $1.292711 $1.095302 $1.193522 $1.080159 $1.039326 $1.081404 $1.016911 $0.922 $0.926	1,042,649.518 288,553.447 281,929.061 286,944.034 307,067.157 421,378.216 457,893.208 1,103,306.571 741,986 1,137,182
TA PIMCO Tactical - Conservative - Service Class Subaccount Inception Date November 19, 2009	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$1.217663 $1.050227 $1.122806 $1.031284 $0.996102 $1.031463 $0.961983 $0.902 $0.901 $0.987	$1.319631 $1.217663 $1.050227 $1.122806 $1.031284 $0.996102 $1.031463 $0.961983 $0.902 $0.901	767,734.288 902,438.142 468,550.0207 372,815.928 450,436.408 442,633.685 655,398.205 578,171.090 789,753 1,572,785
TA PIMCO Tactical - Growth - Service Class Subaccount Inception Date November 19, 2009	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$1.273492 $1.062333 $1.166929 $1.030437 $0.996293 $1.046403 $0.997283 $0.866 $0.872 $1.000	$1.370078 $1.273492 $1.062333 $1.166929 $1.030437 $0.996293 $1.046403 $0.997283 $0.866 $0.872	633,808.624 227,013.250 282,406.488 295,035.912 276,828.891 325,682.161 367,036.433 309,683.434 324,848 481,339

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Total Return - Initial Class(1) Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$17.413233 $16.286723 $16.624809 $16.071783 $15.865943 $15.977786 $15.478091 $16.105 $15.185 $14.489	$18.492529 $17.413233 $16.286723 $16.624809 $16.071783 $15.865943 $15.977786 $15.478091 $16.105 $15.185	688,252.954 717,550.821 828,128.968 995,647.668 1,134,604.758 1,284,935.826 1,297,398.149 1,615,284.168 2,414,479 2,304,667
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount Inception Date December 9, 2011	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$12.883292 $11.744290 $12.263969 $11.132899 $10.997182 $11.420770 $11.177589 $10.586 $10.053 $10.000	$13.550702 $12.883292 $11.744290 $12.263969 $11.132899 $10.997182 $11.420770 $11.177589 $10.586 $10.053	34,122.022 6,654.034 10,437.498 13,803.762 14,298.453 19,541.691 47,454.253 36,109.176 18,379 12,659
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount Inception Date December 9, 2011	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$14.170984 $12.904082 $13.913821 $11.726955 $11.661353 $12.651363 $12.427705 $10.816 $9.886 $10.000	$13.684933 $14.170984 $12.904082 $13.913821 $11.726955 $11.661353 $12.651363 $12.427705 $10.816 $9.886	73,865.366 76,253.074 77,273.119 81,818.958 92,293.944 170,605.062 188,973.893 120,097.196 152,788 173,245
TA Small/Mid Cap Value - Initial Class Subaccount Inception Date May 3, 2004	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$42.062181 $34.044688 $38.992024 $34.214832 $28.641739 $29.791257 $28.708285 $21.355 $18.606 $19.381	$43.157154 $42.062181 $34.044688 $38.992024 $34.214832 $28.641739 $29.791257 $28.708285 $21.355 $18.606	776,223.936 837,148.420 939,347.316 1,067.607.061 1,178,657.222 1,249,547.932 1,718,657.949 1,988,683.040 608,966 859,743
TA T. Rowe Price Small Cap - Initial Class(1) Subaccount Inception Date May 3, 1999	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$44.792520 $34.209055 $37.334887 $30.930545 $28.198406 $27.913912 $26.564854 $18.697 $16.388 $16.341	$54.582382 $44.792520 $34.209055 $37.334887 $30.930545 $28.198406 $27.913912 $26.564854 $18.697 $16.388	360,329.951 391,454.167 418,819.904 440,977.477 497,289.708 565,783.129 664,113.380 729,572.490 739,472 750,309

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA WMC US Growth - Initial Class(1) Subaccount Inception Date May 1, 2002	2020 2019 2018 2017 2016 2015 2014 2013 2012 2011	$39.420366 $28.542218 $28.883208 $22.668067 $22.356201 $21.216391 $19.363417 $14.822 $13.282 $13.990	$53.376380 $39.420366 $28.542218 $28.883208 $22.668067 $22.356201 $21.216391 $19.363417 $14.822 $13.282	4,353,795.748 4,774,810.650 4,999,843.375 5,639,781.363 6,339,997.451 7,022,054.790 8,165,763.664 9,080,815.161 10,318,961 11,844,893
(1)	Available with Initial Class only for those contract owners who own Contract No. WL18.(2)	Effective April 26, 2021, Access VP High Yield FundSM was merged into ProFund Access VP High Yield.(3)	Effective December 1, 2020, Transamerica Barrow Hanley Dividend Focused VP was renamed Transamerica Aegon Sustainable Equity Income VP.

APPENDIX D
guaranteed minimum income benefit rider (No longer available)
The following discussion is related to the Guaranteed Minimum Income Benefit Rider being issued on or after May 1, 2002. If you purchased a Guaranteed Minimum Income Benefit Rider before May 1, 2002, please consult the prospectus you received when you purchased that rider for details on the terms of your rider. If you have questions, please contact us at 1-800-851-9777, Ext. 6538 (Monday-Friday 8:00 a.m. – 8:00 p.m.). If you upgrade your rider, you will receive the rider discussed below. See Minimum Annuitization Value Upgrade below for more information about the rider upgrade.
The Guaranteed Minimum Income Benefit Rider assures you of a minimum level of income in the future by guaranteeing a “minimum annuitization value.'' By selecting this rider, you are guaranteed a future minimum level of income under the rider's fixed or variable payment options based on the minimum annuitization value, regardless of the performance of the underlying investment portfolios. (If you select the Guaranteed Minimum Income Benefit Rider, we may restrict the subaccounts to which you may allocate purchase payments or transfer annuity value. Any such restriction will not affect the allocations you made before we put the restriction in place.)
You may purchase the rider when we issue your policy or any time before the annuitant's 90th birthday.
You can annuitize under the rider (subject to the conditions described below) using the greater of the annuity value or the minimum annuitization value. If you annuitize under the rider before the 10th rider anniversary, the following restrictions will apply:
•	you may not annuitize under the Term Certain fixed annuity payment option;
•	we will adjust the age(s) we use to determine the applicable annuity factors by adjusting them down by one year for each complete year that the rider is short of being in force for 10 years at the time you annuitize. This will reduce the amount of your annuity payments.
See Annuity Payment Options Under the Rider below, and Annuity Factor Age Adjustment in the SAI for more information.
Minimum Annuitization Value. If you purchase the rider at issue, the minimum annuitization value is the annuity value on that date. If you purchase the rider at a future date, the minimum annuitization value would be:
•	the annuity value on the date the rider is issued, plus
•	any additional premiums paid after the rider date, minus
•	an adjustment for any partial surrenders made after the rider date
•	accumulated at the annual growth rate, plus
•	any premium taxes.
The annual growth rate is currently 6% per year. For policies issued in a few states, this rate will be less than 6%. We may, at our discretion, change the rate in the future for new riders, including upgrades, but the rate will never be less than 3% per year. Once the rider is added to your policy, the annual growth rate, the rider charge, the rider charge waiver threshold, the guaranteed minimum payment fee and the waiting period before you can annuitize under the rider, without the annuity factor age adjustment, will not change unless you upgrade the rider. Partial surrenders may reduce the minimum annuitization value on a basis greater than dollar-for-dollar.
The minimum annuitization value is used solely to calculate the annuity payments and charges under the rider and adjustments to partial withdrawals. This value does not establish or guarantee an annuity value or guarantee performance of any subaccount. If you choose to annuitize under the rider, we will use the greater of your annuity value or your minimum annuitization value (less any outstanding loan amount and any loan interest you owe) to determine the amount of your fixed or variable annuity payments under the rider. The minimum annuitization value may not be used to annuitize with any of the annuity payment options under the policy.
Annuity Payment Options Under the Rider. The only payment options available under the rider are the following fixed and variable annuity options:
Fixed Annuity Payment Options:
•	Term Certain – Level payments will be made for 15 years based on a guaranteed interest rate of 3%. This interest rate will not increase even if current interest rates are higher when you annuitize. This annuity payment option is not available if you annuitize under the rider before the 10th anniversary of rider purchase or later upgrade.
Variable Annuity Payment Options:
•	Life Income - An election may be made for “No Period Certain,'' “10 Years Certain,'' or ”Installment Refund.'' Installment Refund is an annuity payment option that guarantees the return of the minimum annuitization value. The period certain for guaranteed minimum income benefit rider (No longer available) — (Continued)
an installment refund is the shortest period, in months, that guarantees the return of the minimum annuitization value. Payments will be made as long as the annuitant is living. In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.
•	Joint and Full Survivor - An election may be made for “No Period Certain,'' ”10 Years Certain,'' or “Installment Refund.'' Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.
Before you annuitize under the rider’s variable annuity options, you may transfer values from one subaccount to another. In the future, we may restrict the subaccounts to which you may transfer annuity value. After the maturity date, no transfers may be made to or from the fixed account, and we reserve the right to limit transfers among the subaccounts to once per year.
Note Carefully: The death benefit payable after you annuitize under the rider will be affected by the annuity option you choose.
If:
•	you choose Life Income with No Period Certain or Joint and Full Survivor with No Period Certain; and
•	the annuitant dies, for examples, before the due date of the second annuity payment,
Then:
•	we will make only one annuity payment and there will be no death benefit payable.
Annuity Factor Age Adjustment. If you annuitize under one of the rider's variable options before the 10th rider anniversary, the first payment will be calculated with an annuity factor age adjustment which subtracts up to 9 years from the annuitant's age (age 85 if the annuitant's age is at least 85). This results in all payments being lower than if an annuity factor age adjustment was not used. See the SAI for information concerning the calculation of the initial payment. The age adjustment is as follows:
Number of Complete Years Since the Rider Date	Age Adjustment: Number of Years Subtracted From Your Age
1	9
2	8
3	7
4	6
5	5
6	4
7	3
8	2
9	1
10 or more	0
Minimum Annuitization Value Upgrade. You can elect, in writing, to upgrade the minimum annuitization value to the current annuity value at any time after the first rider anniversary and before the annuitant's 85th birthday (earlier if required by your state). For your convenience, we will put the last date to upgrade on page one of the rider.
If you elect to upgrade, the current rider will terminate, we will assess the rider charge, and a new rider will be issued. The new rider will have a new rider date, a new waiting period before you can annuitize under the rider, a new annual growth rate, a new rider charge waiver threshold and new guaranteed benefits and charges. The rider anniversary will be measured from the new rider's issue date, so that annuitizing prior to the new rider's 10th anniversary will result in an annuity factor age adjustment, and the term certain fixed annuity payment option may not be selected. The benefits and charges under the new rider may not be as advantageous as the previous rider's benefits and charges prior to upgrading.
It generally will not be to your advantage to upgrade unless your annuity value exceeds your minimum annuitization value on the applicable rider anniversary.

guaranteed minimum income benefit rider (No longer available) — (Continued)
Conditions to Annuitize Under the Rider. You can only annuitize under the rider within 30 days after a rider anniversary. In the case of an upgrade of the minimum annuitization value, you cannot annuitize before the new rider's first rider anniversary. You cannot annuitize under the rider after the 30-day period following the rider anniversary after the annuitant's 89th birthday (earlier if required by your state). For your convenience, we will put the last date to annuitize under the rider on page one of the rider.
Note Carefully:
•	You may only annuitize under the rider at the times indicated above. If you annuitize at any other time, you lose the benefit of the rider.
•	If you annuitize under the rider before the 10th rider anniversary, there will be an annuity factor age adjustment. See Annuity Factor Age Adjustment above.
Payments under the Rider. If you elect a variable annuity payment option under the rider, we guarantee that future annuity payments under the rider will never be less than the initial annuity payment. See the SAI for information concerning the calculation of the initial payment. We will also “stabilize'' the payments (hold them constant) during each rider year.
During the first rider year after you annuitize under the rider, each payment will equal the initial payment. On each rider anniversary thereafter, the variable annuity payment will increase or decrease (but never below the initial payment) depending on the performance of the subaccounts you selected, and then be held constant at that amount for that rider year. The payments starting on each rider anniversary will equal the greater of the initial variable annuity payment or the payment that can be supported by the number of annuity units in the subaccounts on the rider anniversary. We will calculate each subsequent payment using a 5% assumed investment return. The portfolio in which you are invested must grow at a rate greater than the 5% assumed investment return, plus the separate guaranteed minimum payment fee of 1.10% and mortality and expense risk and administrative charges of 1.40% annually, in order to increase the dollar amount of variable annuity payments. Annuity payments may decline in value if investment returns do not grow at this rate, but your payment will never be less than the initial payment. See the SAI for additional information concerning how payments are determined under the rider.
Rider Charge Before Annuitization. Prior to annuitization, a rider charge, currently 0.45% annually of the minimum annuitization value, is deducted from the annuity value on each rider anniversary and pro rata on the termination date of the rider (including policy surrender and upgrades of the minimum annuitization value). The annual rider charge after an upgrade is currently 0.45%, but we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.45%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of annuity value in each account. This charge is deducted even if the annuity value exceeds the minimum annuitization value.
We will waive the rider charge on any rider anniversary if the annuity value exceeds the rider charge waiver threshold (guaranteed 2.0) times the minimum annuitization value. For instance, if your annuity value on the seventh rider anniversary is $100,000, your minimum annuitization value is $45,000 and the rider charge waiver threshold is 2.0, we will waive the rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 X 2.0). We may, at our discretion, change the rider charge waiver threshold in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.5.
Rider Charge After Annuitization. If you annuitize under a variable annuity payment option of the rider, a daily guaranteed minimum payment fee, equal to an annual rate of 1.10% of the daily net asset values in the subaccounts, plus the mortality and expense risk and administrative charges of 1.40%, are reflected in the amount of the variable payments you receive. We may change the guaranteed minimum payment fee in the future, if you choose to upgrade the minimum annuitization value or for future issues of the rider, but it will never be greater than 2.10%.
Termination. You have the option to terminate the rider at any time after the first rider anniversary by sending us written notification to our Administrative Office. You have the option not to annuitize under the rider but we will not refund any charges you have paid and you will not be able to use the minimum annuitization value. The rider will terminate upon the earliest of the following:
•	annuitization that is not under the rider;
•	the date you elect to upgrade (although a new rider will be issued);
•	the date we receive your complete written request to terminate the rider;
•	the date your policy terminates or is surrendered;
•	30 days following the rider anniversary after the annuitant's 94th birthday (earlier if required by your state); or

guaranteed minimum income benefit rider (No longer available) — (Continued)
•	the date of death of annuitant when the death benefit proceeds are payable to the beneficiary.
However, if the change in annuitant is due to the death of an annuitant who is not an owner, then you may name a new annuitant and the then-current rider will remain in effect.
The rider does not establish or guarantee annuity value or guarantee performance of any subaccount. Because the rider guarantees a minimum level of income, the level of income that it guarantees may be less than the level that might be provided by application of the annuity value at the policy's applicable annuity factors. Therefore, the rider should be regarded as a safety net. The costs of annuitizing under the rider include the guaranteed minimum payment fee, the mortality and expense risk and administrative charges and also the lower levels inherent in the annuity tables used for the minimum payouts. These costs should be balanced against the benefits of a minimum payout level.
The rider may vary by state and is not available in all states. We recommend that you consult your tax adviser before you purchase this rider.

STATEMENT OF ADDITIONAL INFORMATION
WRL FREEDOM PREMIER®
Issued through
WRL SERIES ANNUITY ACCOUNT
Offered by
TRANSAMERICA LIFE INSURANCE COMPANY
This Statement of Additional Information expands upon subjects discussed in the current prospectus for the WRL Freedom Premier, formerly known as WRL Freedom Premier II offered by Transamerica Life Insurance Company. You may obtain a copy of the current prospectus, dated May 1, 2021, by calling (800) 851-9777, or write us at: Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.
This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.
Dated: May 1, 2021

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GLOSSARY OF TERMS
accumulation period - The period between the policy date and the maturity date while the policy is in force.
accumulation unit value - An accounting unit of measure we use to calculate subaccount values during the accumulation period.
Administrative Office - Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499, (800) 851-9777.
age - The issue age, which is annuitant’s age on his/her birthday immediately preceding the policy date. Attained age is the issue age plus the number of completed policy years. When we use the term “age” in this document, it has the same meaning as “attained age” in the policy.
Annuitant - The person on whose life any annuity payments involving life contingencies will be based.
annuity unit value - An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.
annuity value - The sum of the separate account value and the fixed account value at the end of any valuation period.
Beneficiary(ies) - The person(s) who has the right to the death benefit as set forth in the policy.
cash value - The annuity value less any applicable  less any premium taxes, any surrender charge, any loans and unpaid accrued interest, the annual policy charge and any rider charges.
Code - The Internal Revenue Code of 1986, as amended.
death benefit proceeds - If an owner who is the annuitant dies during the accumulation period, the death benefit proceeds are the amount, if any, payable under the death benefit described in your policy and in any optional death benefit rider that you purchased.
death claim day - Any day after the death report day on which we receive a beneficiary’s completed election form regarding payment of his/her portion of the death benefit proceeds that are payable upon the death of an owner who is the annuitant.
death report day - The valuation date on which we have received due proof of death.
fixed account - One or more investment options under the policy that are part of our general assets and are not in the separate account.
fixed account value - During the accumulation period, your policy’s value in the fixed account.
funds - Investment companies which are registered with the U.S. Securities and Exchange Commission. The policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add portfolios of other registered investment companies as investment choices under the policy in the future.
in force - Condition under which the policy is active and an owner is entitled to exercise all rights under the policy.
maturity date - The date on which the accumulation period ends and annuity payments begin.
monthiversary - The same day in the month as the policy date. When there is no date in a calendar month that coincides with the policy date, the monthiversary is the first day of the next month.
NYSE - New York Stock Exchange.
Nonqualified Policy - A policy other than a Qualified Policy.
owner (you, your) - The person(s) entitled to exercise all rights and privileges under the policy. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time. Joint owners may be named, provided the joint owners are husband and wife. Joint ownership is not available in all states.
portfolio - A separate investment portfolio of a fund.
policy anniversary - The same day in each succeeding year as the policy date. If there is no day in a calendar year which coincides with the policy date, the policy anniversary will be the first day of the next month.
policy date - The date shown on the contract schedule attached to the policy and the date on which the policy becomes effective.
premium payments - Amounts paid by an owner or on an owner’s behalf to Transamerica Premier Life Insurance Company as consideration for the benefits provided by the policy. When we use the term “premium payment” or “premium” in this SAI, it has the same meaning as “net payment” in the policy, which means the premium payment less any applicable premium taxes.
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Qualified Policy - A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.
separate account - WRL Series Annuity Account, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
Separate Account Value - The portion of the Policy Value that is invested in the Separate Account.
Subaccount - A subdivision within the Separate Account, the assets of which are invested in a specified underlying fund portfolio.
surrender - The termination of a policy at the option of an owner.
valuation date - Each day on which the NYSE is open for trading, except when a subaccount's corresponding portfolio does not value its shares. Transamerica Premier Life Insurance Company is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.
valuation period - The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made on each business day.
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In order to supplement the description in the prospectus, the following provides additional information about Transamerica Premier Life Insurance Company (the Company, we, us or our) and the policy, which may be of interest to a prospective purchaser.
THE POLICY—GENERAL PROVISIONS
Owner
The policy shall belong to the owner upon issuance of the policy after completion of an application and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with our consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of your spouse in a community or marital property state.
A joint owner may only be a spouse and may be named in the policy application or in a written notice to our Administrative Office. The surviving joint owner will become the sole owner upon the other joint owner’s death. If the surviving joint owner dies before the annuitant, the surviving joint owner’s estate will become the owner if no beneficiary is named and alive. However, if a beneficiary is named and alive, the beneficiary will receive the cash value.
An owner may change the ownership of the policy in a written notice to our Administrative Office. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.
When there is a change of owner, the change will not take effect as of the date we accept the written notice at our Administrative Office. We assume no liability for any payments made, or actions taken before a change is accepted, and shall not be responsible for the validity or effect of any change of ownership. Changing the owner cancels any prior choice of owner, but does not change the designation of the beneficiary or the annuitant.
Entire Policy
The policy and any endorsements or riders thereon and the policy application constitute the entire policy between the Company and the owner. All statements in the application are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the application.
Misstatement of Age or Gender
During the Accumulation Period. If the age of any person whose life or age a benefit provided under a guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that guaranteed benefit at the correct age, (i) the benefit will be rescinded; and (ii) any charges that were deducted for the benefit will be refunded and applied to the total account value of the policy.
We reserve the right to terminate the policy at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the policy.
After the Maturity Date. We may require proof of the annuitant’s or owner’s age and/or gender before any payments associated with any benefits are made. If the age or gender of the annuitant and/or owner has been misstated, we will change the payment associated with any benefits payable to that which the premium payments would have purchased for the correct age or gender. The dollar amount of any underpayment made by us shall be paid in full with the next payment due such person, beneficiary, or payee. The dollar amount of any overpayment made by us due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest as specified in your policy, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to us.
Annuity Payment Options
During the lifetime of the annuitant and prior to the maturity date, the owner may choose an annuity payment option or change the election. If no election is made prior to the maturity date, annuity payments will be made under Payment Option D as Variable Life Income with 10 years of guaranteed payments. The default option may be restricted with respect to qualified policies.
Thirty days prior to the maturity date, we will mail to the owner a notice and a form upon which the owner can select allocation options for the annuity proceeds as of the maturity date. We reserve the right to limit transfers to once per year after the maturity date. If a variable annuity payment option is chosen, the owner must include in the written notice the subaccount allocation of the annuity proceeds as of the maturity date. If we do not receive that form or other written notice acceptable to us prior to the maturity
3

date, the policies existing allocation options will remain in effect. The owner may also, prior to the maturity date, select or change the frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity payment option and payment frequency provides for payments of at least $20 per period. If none of these is possible, a lump sum payment will be made.
Determination of the First Variable or Fixed Payment. The amount of the first variable or fixed annuity payment is determined by multiplying the annuity proceeds times the appropriate rate for the annuity option selected. The rates are based on the Society of Actuaries “Annuity 2000” (male, female, and unisex if required by law) Mortality Table with projection Scale G, and variable rates are based on a 5% effective annual assumed investment return. Neither expenses actually incurred, other than taxes on the investment return, nor mortality actually experienced, shall adversely affect the dollar amount of variable annuity payments after such payments have commenced.
The amount of the first annuity payment depends upon the gender (if consideration of gender is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant’s actual age nearest birthday, at the maturity date, adjusted as follows:
Maturity Date	Adjusted Age
Before 2010	Actual Age
2010-2019	Actual Age minus 1
2020-2026	Actual Age minus 2
2027-2033	Actual Age minus 3
2034-2040	Actual Age minus 4
After 2040	As determined by the Company
This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.
Determination of Additional Variable Payments. The amount of variable annuity payments after the first will increase or decrease according to the annuity unit value which reflects the investment experience of the selected subaccount(s). Each variable annuity payment after the first will be equal to the number of units attributable to the policy in each selected subaccount multiplied by the annuity unit value of that subaccount on the date the payment is processed. The number of such units is determined by dividing the first payment allocated to that subaccount by the annuity unit value of that subaccount on the date the first annuity payment is processed.
Death Benefit
Death of Owner. Federal tax law requires that if any owner (including any successor owner who has become a current owner) dies before the maturity date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Special rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) an owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the maturity date. See TAX INFORMATION in the Prospectus for a detailed description of these rules. Other rules may apply to qualified policies.
If an owner (or a surviving joint owner) is not the annuitant and dies before the annuitant:
•	if no beneficiary is named and alive on the death report day, the owner’s estate will become the new owner. The cash value must be distributed within five years of the former owner’s death;
•	if the sole beneficiary is alive and is the owner’s spouse, the policy will continue with the spouse as the new owner;
•	if the beneficiary is alive and is not the owner’s spouse, the beneficiary will become the new owner.
The cash value must be distributed either:
•	within five years of the former owner’s death; or
•	over the lifetime of the new owner, if a natural person, with payments beginning within one year of the former owner’s death; or
•	over a period that does not exceed the life expectancy (as defined by the Code and regulations adopted under the Code) of the new owner, if a natural person, with payments beginning within one year of the former owner’s death.
To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death.
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Death of Annuitant. Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. Upon receipt of this proof and an election of a method of settlement and return of the policy, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary(ies) to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options unless a settlement agreement is effective at an owner’s death preventing such election.
If the annuitant who is not an owner dies during the accumulation period and an owner is a natural person other than the annuitant, then the owner will automatically become the annuitant and this policy will continue. In the event of joint owners, the younger joint owner will automatically become the new annuitant and this policy will continue. If the annuitant dies during the accumulation period and an owner is either (1) the same individual as the annuitant; or (2) other than a natural person, then the death benefit proceeds are payable to the beneficiary in a lump sum distribution.
Assuming no joint owners, if the annuitant who is an owner dies before the maturity date, and the sole beneficiary is not the deceased annuitant’s spouse who elects to continue the policy, (1) the death benefit must be distributed within five years of the date of the annuitant/deceased owner’s death, or (2) payments must begin no later than one year after the annuitant/deceased owner’s death and must be made (i) for the beneficiary’s lifetime or (ii) for a period certain (so long as any certain period does not exceed the beneficiary’s life expectancy). Payments may be made in accordance with the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death. Death benefit proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the annuitant/deceased owner’s death. If the sole beneficiary is the annuitant/deceased owner’s surviving spouse, such spouse may elect to continue the policy as the new annuitant and owner instead of receiving the death benefit (See TAX INFORMATION in the Prospectus). We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day, if greater.
If a beneficiary or joint owner elects to receive the death benefit proceeds under alternate payment option (1) or 2(ii) above, then we will: (a) allow surrenders and transfers among the subaccounts and the fixed account; (b) deduct the transfer fee from each transfer after the first 12 transfers during the policy year; (c) deduct the annual policy charge each policy year; and (d) not permit payment of the death benefit proceeds under the annuity provisions of the policy upon complete distribution.
The beneficiary may name a new beneficiary for payment of the death benefit proceeds. If the beneficiary dies during the distribution period, we will pay the remaining value of the policy first to the new beneficiary. If no new beneficiary is named, such payment will be made to the contingent beneficiary if named by the owner. If no new beneficiary or contingent beneficiary is named, such payment will be made to the beneficiary’s estate.
If there are joint owners, the annuitant is not an owner, and the one joint owner dies prior to the maturity date, the surviving joint owner as sole owner may surrender the policy at any time for the policy's cash value.
Beneficiary. The beneficiary designation in the application will remain in effect until changed. An owner may change the designated beneficiary(ies) during the annuitant’s lifetime by sending written notice to us at our Administrative Office. A beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, an owner may then designate a new beneficiary). The change will take effect as of the date an owner signs the written notice. We will not be liable for any payment made before the written notice is received at our Administrative Office. Unless we receive written notice from an owner to the contrary, no beneficiary may assign any payments under the policy before such payments are due. To the extent permitted by law, no payments under the policy will be subject to the claims of any beneficiary’s creditors.
The discussion and the first set of examples below assume the Additional Earnings Rider is not included in the policy.
Adjusted Partial Surrender. A partial surrender will reduce the amount of your death benefit proceeds by an amount called the adjusted partial surrender. The reduction depends on the relationship between the death benefit proceeds and annuity value. The adjusted partial surrender is the amount of a partial surrender time the ratio of [(a) divided by (b)] where:
(a)	is the amount of the death benefit proceeds prior to the partial surrender; and
(b)	is the annuity value prior to the partial surrender.
The following examples describe the effect of surrender on the death benefit proceeds, and annuity value.
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EXAMPLE 1 (Assumed Facts for Example)
$75,000	current death benefit proceeds before surrender
$50,000	current annuity value before surrender
$75,000	current death benefit (larger of annuity value and death benefit proceeds)
6%	current surrender charge percentage
$15,000	requested partial surrender
$10,000	surrender charge free amount
$5,000	excess partial surrender – EPS (amount subject to surrender charge)
$319.15	surrender charge on EPS = 0.06 * (5,319.15)
$5,319.15	reduction in annuity value due to EPS = 5,000 + 319.15
$22,978.73	adjusted partial surrender = $15,319.15 * (75,000/50,000)
$52,021.27	new death benefit proceeds (after partial surrender) = 75,000 – 22,978.73
$34,680.82	New annuity value (after partial surrender) = 50,000 – 15,319.15
Summary:
Reduction in death benefit proceeds	=$22,978.73
Reduction in annuity value	=$15,319.15
NOTE: The death benefit proceeds is reduced more than the annuity value since the death benefit proceeds was greater than the annuity value just prior to the partial surrender.
EXAMPLE 2 (Assumed Facts for Example)
$50,000	current death benefit proceeds before surrender
$75,000	current annuity value before surrender
$75,000	current death benefit (larger of annuity value and death benefit proceeds)
6%	current surrender charge percentage
$15,000	requested partial surrender
$11,250	surrender charge free amount
$3,750	excess partial surrender – EPS (amount subject to surrender charge)
$293.36	surrender charge on EPS = 0.06 * (3,989.36)
$3,989.36	reduction in annuity value due to EPS = 3,750 + 239.36
$15,239.36	adjusted partial surrender = $15,239.36 * (75,000/50,000)
$34,760.64	new death benefit proceeds (after partial surrender) = 50,000 – 15,239.36
$59,760.64	New annuity value (after partial surrender) = 75,000 – 11,250 – 3,989.36
Summary:
Reduction in death benefit proceeds	=$15,239.36
Reduction in annuity value	=$15,239.36
NOTE: The death benefit proceeds and annuity value are reduced by the same amount since the annuity value was higher than the death benefit proceeds just prior to the partial surrender.
Additional Earnings Rider. The following examples illustrate the additional death benefit payable under the Additional Earnings Rider, as well as the effect of a withdrawal on the Additional Earnings Rider Amount.
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Example 1 – Basic Additional Earnings Rider Example, with no additional premium payments or surrenders
Assumed Facts for Example:
Rider Issue Age = 60
Additional Earnings Factor (AEF) = 40%
Rider Earnings Limit (REL) = 250%
At Rider Issue:
$1,000,000	Maximum Rider Benefit (MRB)
$40,000.00	Rider Base at issue (RBI (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)

At Death:
$75,000.00	Death Benefit Proceeds (DBP)
$35,000.00	Rider Earnings (RE) = DBP – RBI = 75,000 – 40,000
$14,000.00	Additional Earnings Rider Amount = lesser of: RE * AEF = 35,000 * 40% = 14,000 or REL * RBI * AEF = 250% * 40,000 *40% = 40,000 or MRB = 1,000 000
Example 2 –Additional Earnings Rider Example, showing the effect of surrender
Assumed Facts for Example:
Rider Issue Age = 60
Additional Earnings Factor (AEF) = 40%
Rider Earnings Limit (REL) = 250%
At Rider Issue:
$1,000,000	Maximum Rider Benefit (MRB)
$40,000.00	Rider Base at issue (RBI (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)

At Surrender:
$50.000.00	Annuity Value before surrenders (AV)
$15,000.00	Surrender (PW) (including surrender charges)
$12,000.00	Surrender Adjustment to Base (WAB) = PW * RBI / AV = 15,000 * 40,000 / 50,000
$28,000.00	Rider Base after surrender (RB = RBI – WAB = 40,000 – 12,000

At Death:
$70,000.00	Death Benefit Proceeds (DBP)
$42,000.00	Rider Earnings (RE) = DBP – RB = 70,000 – 28,000
$16,800.00	Additional Earnings Rider Amount = lesser of: RE * AEF = 42,000 * 40% = 16,800 or REL * RBI * AEF = 250% * 28,000 *40% = 28,000 or MRB = 1,000 000
Assignment
During the annuitant’s lifetime and prior to the maturity date (subject to any irrevocable beneficiary’s rights) the owner may assign any rights or benefits provided by a nonqualified policy. The assignment of a policy will be treated as a distribution of the annuity value for federal tax purposes. Any assignment must be made in writing and accepted by us. An assignment will be effective as of the date the request is received at our Administrative Office and is accepted by us. We assume no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any assignment.
With regard to qualified policies, any assignment may be subject to restrictions, penalties, taxation as a distribution, or even prohibition under the Code, and must be permitted under the terms of the underlying retirement plan.
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Proof of Age, Gender and Survival
We may require proper proof of age and gender of any annuitant or joint annuitant prior to making the first annuity payment. Prior to making any payment, we may require proper proof that the annuitant or joint annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in gender of any payee, annuity payments will be determined using unisex rates.
Non-Participating
The policy will not share in the Company’s surplus earnings; no dividends will be paid.
Employee and Agent Purchases
The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their spouse or minor children, or by an officer, director, trustee or bona-fide full-time employee of ours or our affiliated companies or their spouse or minor children. In such a case, we in our discretion, may credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs we experience on those purchases. We may offer, in our discretion, certain employer sponsored savings plans, reduced fees and charges including, but not limited to, the surrender charge and the annual policy charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.
INVESTMENT EXPERIENCE
Accumulation Units
Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolio less any applicable charges or fees.
Upon allocation to the selected subaccount, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the Administrative Office or, in the case of the initial premium payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at $1 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.
An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.
The net investment factor for any subaccount for any valuation period is determined by dividing (A + B - C) by (D) and subtracting (E) from the result, where the net result of:
A	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus
B	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus
C	a per share credit or charge for any taxes determined by us to have resulted during the valuation period from the investment operations of the subaccount;
D	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and
E	is an amount representing the separate account charge and any optional benefit fees, if applicable.
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Illustration of Separate Account Accumulation Unit Value Calculations
Formula and Illustration for Determining the Net Investment Factor
Net Investment Factor =	(A + B - C)	- E
D

Where:
A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.
Assume A = $11.57
B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
Assume B = 0
C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.
Assume C = 0
D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.
Assume D = $11.40
E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees, if applicable. Assume E totals 1.65% on an annual basis; On a daily basis, this equals 0.000044838.

Then, the net investment factor =	(11.57 + 0 – 0)	- 0.000044838 = Z = 1.014867443
(11.40)
Formula for Determining Accumulation Unit Value
Accumulation Unit Value = A * B
Where:
A =	The accumulation unit value for the immediately preceding valuation period.
Assume A = $X
B =	The net investment factor for the current valuation period.
Assume B = Y
Then, the accumulation unit value = $X * Y = $Z
Annuity Unit Value and Annuity Payment Rates
The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount (that is, the portfolio performance minus subaccount fees and charges including the separate account annuitization charge that will equal an annual rate of 1.40%) exceeds the assumed investment return of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $10 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to A multiplied by B multiplied by C, where:
A	is the variable annuity unit value for the subaccount on the immediately preceding business day;
B	is the net investment factor for that subaccount for the valuation period; and
C	is the assumed investment return adjustment factor for the valuation period.
The assumed investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.
The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:
(i)	is the result of:
(1)	the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus
(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus
(3)	a per share charge or credit for any taxes reserved for, which we determine to have resulted from the investment operations of the subaccount.
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(ii)	is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.
(iii)	is a factor representing the separate account annuitization charge. This factor is equal, on an annual basis, to 1.40% of the daily net asset value of the portfolio share held in that subaccount.
The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.
The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the annuitant at the maturity date. See ANNUITY PAYMENT OPTIONS – Determination of the First Variable and Fixed Payment, which contains a table for determining the adjusted age of the annuitant.
Calculations for Annuity Unit
Value and Variable Annuity Payments
Formula for Determining Annuity Unit Value
Annuity Unit Value = A * B * C
Where:
A =	Annuity unit value for the immediately preceding valuation period.
Assume A = $X
B =	Net investment factor for the valuation period for which the annuity unit value is being calculated.
Assume B = Y
C =	A factor to neutralize the annual assumed investment return of 5% built into the Annuity Tables used.
Assume C = Z
Then, the annuity unit value is: $X * Y * Z = $Q
Formula for Determining Amount of
First Monthly Variable Annuity Payment
First monthly variable annuity payment =	A * B
$1,000

Where:
A =	The adjusted policy value as of the maturity date.
Assume A = $X
B =	The annuity purchase rate per $1,000 of adjusted policy value based upon the option selected, the gender and adjusted age of the annuitant according to the tables contained in the policy.
Assume B = $Y

Then, the first monthly variable annuity payment =	$X * $Y	= $Z
1,000
Formula for Determining the Number of Annuity Units
Represented by Each Monthly Variable Annuity Payment
Number of annuity units =	A
B

Where:
A =	The dollar amount of the first monthly variable annuity payment.
Assume A = $X
B =	The annuity unit value for the valuation date on which the first monthly payment is due.
Assume B = $Y

Then, the number of annuity units =	$X	= Z
$Y
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PERFORMANCE
We periodically advertises performance of the various subaccounts and investment portfolios. We may disclose at least four different kinds of non-standard performance.
First, we may disclose standardized total return figures for the subaccounts that reflect the deduction of all charges assessed during the accumulation period under the policy, including the mortality and expense charge, the administrative charge, the annual policy charge and the surrender charge. Charges for the optional Additional Earnings Rider are not deducted. These figures are based on the actual historical performance of the subaccounts investing in the underlying fund portfolios since their inception, adjusted to reflect current policy charges.
Second, we may disclose total return figures on a non-standardized basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge currently assessed under the policy. We will only disclose non-standardized performance data if it is accompanied by standardized total return data.
Third, we may present historic performance data for the portfolios since their inception reduced by some or all fees and charges under the policy. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the policy had been available during that time.
The TST fund prospectus presents the total return of certain existing SEC-registered funds that are managed by sub-advisers to the TST fund portfolios. These funds have investment objectives, policies and strategies that are substantially similar to those of certain portfolios. We call the funds the “Similar Sub-Adviser Funds.” None of the fees and charges under the policy has been deducted from the performance data of the Similar Sub-Adviser Funds. If policy fees and charges were deducted the investment returns would be lower. The similar Sub-Adviser Funds are not available for investment under the policy.
HISTORICAL PERFORMANCE DATA
Money Market Yields
Yield. The yield quotation set forth in the prospectus for the TA Aegon Government Money Market subaccount is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement, and is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one unit in the TA Aegon Government Money Market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.
Effective Yield. - The effective yield quotation for the TA Aegon Government Money Market subaccount set forth in the prospectus is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement. The effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing subaccount having a balance of one unit in the TA Aegon Government Money Market subaccount at the beginning of the period. A hypothetical charge, reflecting deductions from owner accounts, is subtracted from the balance. The difference is divided by the value of the subaccount at the beginning of the base period to obtain the base period return, which is then compounded by adding 1. Next, the sum is raised to a power equal to 365 divided by 7, and 1 is subtracted from the result. The following formula describes the computation:
EFFECTIVE YIELD = ({BASE PERIOD RETURN + 1} 365/7) – 1
The effective yield is shown at least to the nearest hundredth of one percent.
Hypothetical Charge. - For purposes of the yield and effective yield computations, the hypothetical charge reflects all fees and charges that are charged to all owner accounts in proportion to the length of the base period, including the annual policy charge. The yield and effective yield quotations do not reflect any deduction for premium taxes or transfer charges that may be applicable to a particular policy, nor do they reflect the surrender charge that may be assessed at the time of surrender in an amount ranging up to 7% of the requested surrender amount. Nor do the yield and effective yield calculations take into account the surrender charges imposed under the policy or the charges for any optional riders. The specific surrender charge percentage applicable to a particular surrender depends on the length of time premium payments have been held under the policy and whether surrenders have been made previously during that policy year. (See EXPENSES - Surrender Charge of the prospectus.) No fees or sales charges are assessed upon annuitization under the policies, except premium taxes. Realized gains and losses from the sale of securities, and unrealized appreciation and depreciation of assets held by the TA Aegon Government Money Market subaccount and the fund are excluded from the calculation
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of yield. The calculation of yield (which is based on the performance of the Initial Class of shares for the Transamerica Aegon Government Money Market VP of the Transamerica Series Trust that were held by the subaccount) has been adjusted to reflect the deduction of the 12b-1 fee for the Service Class shares of that portfolio.
The yield on amounts held in the TA Aegon Government Money Market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The TA Aegon Government Money Market subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Transamerica Aegon Government Money Market VP, the types and quality of portfolio securities held by the Transamerica Aegon Government Money Market VP and its operating expenses. Because of the charges and deductions imposed under a policy, the yield for the TA Aegon Government Money Market subaccount will be lower than the yield for the corresponding money market portfolio.
Total Returns
The total return quotations set forth in the prospectus for all subaccounts, except the TA Aegon Government Money Market subaccount, holding assets for the policies during the accumulation period are average annual total return quotations for the one, five, and ten-year periods (or, if a subaccount has been in existence for a period of less than one, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of the separate account, and for the period from the first date any subaccount investing in an underlying portfolio commenced operations until the aforesaid date. The quotations are computed by determining the average annual compounded rates of return over the relevant periods that would equal the initial amount invested to the ending redeemable value, adjusted to reflect current subaccount charges, according to the following formula:
P (1 + T)N = ERV
Where:
T	=	The average annual total return net of subaccount recurring charges.
ERV	=	The ending redeemable value of the hypothetical account at the end of the period.
P	=	A hypothetical initial payment of $1,000.
N	=	The number of years in the period.
For purposes of the total return quotations for all of the subaccounts, except the TA Aegon Government Money Market subaccount, the calculations take into account all current fees that are charged under the policy to all owner accounts during the accumulation period except the charge for the optional Additional Earnings Rider. Such fees include the mortality and expense risk charge, the administrative charge, and the annual policy charge. The calculations also assume a complete surrender as of the end of the particular period; therefore, the surrender charge is deducted. The calculations do not reflect any deduction for premium taxes or any transfer or surrender charges that may be applicable to a particular policy.
Other Performance Data
We may present the total return data stated in the prospectus on a non-standardized basis. This means that the data will not be reduced by the surrender charge under the policy and that the data may be presented for different time periods and for different premium payment amounts. Non-standardized performance data will only be disclosed if standardized performance data for the required periods is also disclosed.
We may also disclose cumulative total returns and average annual compound rates of return (T) for the subaccounts based on the inception date of the subaccounts investing in the underlying portfolios. We calculate cumulative total returns according to the following formula:
(1 + T)n - 1
Where:	T and n are the same values as above
In addition, we may present historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the policy. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the policy had been in existence during that time.
For instance, we may disclose average annual total returns for the portfolios reduced by some or all fees and charges under the policy, as if the policy had been in existence. Such fees and charges include the mortality and expense risk charge, the administrative charge, and the annual policy charge. Such data may or may not assume a complete surrender of the policy at the end of the period. The charge for the optional Additional Earnings Rider will not be deducted.
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Advertising and Sales Literature
From time to time we may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are: (1) the selection of individual investments has little impact on portfolio performance, (2) market timing strategies seldom work, (3) markets are efficient, and (4) portfolio selection should be made among asset classes. Modern Portfolio Theory allows an investor to determine an efficient portfolio selection that may provide a higher return with the same risk or the same return with lower risk.
When presenting the asset allocation process we may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. We may classify investors into four categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the four risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services and any other expert which has been deemed by us to be appropriate. We may also provide an historical overview of the performance of a variety of investment market indices, the performance of these indices over time, and the performance of different asset classes, such as stocks, bonds, cash equivalents, etc. We may also discuss investment volatility including the range of returns for different asset classes and over different time horizons, and the correlation between the returns of different asset classes. We may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, we may describe various investment strategies and methods of implementation, the periodic rebalancing of diversified portfolios, the use of dollar cost averaging techniques, a comparison of the tax impact of premium payments made on a “before tax” basis through a tax-qualified plan with those made on an “after tax” basis outside of a tax-qualified plan, and a comparison of tax-deferred versus non tax-deferred accumulation of premium payments.
As described in the prospectus, in general, an owner is not taxed on increases in value under a policy until a distribution is made under the policy. As a result, the policy will benefit from tax deferral during the accumulation period, as the annuity value may grow more rapidly than under a comparable investment where certain increases in value are taxed on a current basis. From time to time, we may use narrative, numerical or graphic examples to show hypothetical benefits of tax deferral in advertising and sales literature.
PUBLISHED RATINGS
We may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's Insurance Ratings Services and Moody's Investors Service. The purpose of the ratings is to reflect our financial strength. The ratings should not be considered as bearing on the investment performance of assets held in the separate account or of the safety or riskiness of an investment in the separate account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, these ratings may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms.
STATE REGULATION OF US
We are subject to the laws of jurisdiction governing insurance companies and to regulation by the jurisdiction Department of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine our contract liabilities and reserves so that the Department may determine the items are correct. Our books and accounts are subject to review by the Department of Insurance at all times, and a full examination of our operations are conducted periodically by the National Association of Insurance Commissioners. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which it may operate.
ADMINISTRATION
We perform administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.
RECORDS AND REPORTS
All records and accounts relating to the separate account will be maintained by us. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, we will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also
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receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments we send to you) you may only receive quarterly confirmations.
DISTRIBUTION OF THE POLICIES
TCI serves as principal underwriter for the policies. TCI's home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCI is an affiliate of Transamerica Premier Life Insurance Company and, like TPLIC is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.
The policies were offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. Sales representatives with these selling firms are appointed as our insurance agents.
During fiscal years 2019, 2018 and 2017, $115,509,065, $5,045,158 and $5,453,283, respectively, were paid to TCI. TCI passed through commissions it received to selling firms for their sales and did not retain any portion of them. We and our affiliates provide paid-in capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees.
We and/or TCI or another affiliate may pay certain selling firms additional cash amounts for: (1) marketing allowances, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interest for such firms or its sales representatives.
VOTING RIGHTS
To the extent required by law, we will vote the underlying fund portfolios' shares held by the Separate Account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we will determine that it is permitted to vote the underlying fund portfolios shares in its own right, it may elect to do so.
Before the Annuity Commencement Date, You hold the voting interest in the selected portfolios. The number of votes that You have the right to instruct will be calculated separately for each Subaccount. The number of votes that You have the right to instruct for a particular Subaccount will be determined by dividing Your Policy Value in the Subaccount by the net asset value per share of the corresponding portfolio in which the Subaccount invests. Fractional shares will be counted.
After the Annuity Commencement Date, You have the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the policy decrease. The person's number of votes will be determined by dividing the reserve for the policy allocated to the applicable Subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.
The number of votes that You have the right to instruct will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. We will solicit voting instructions by sending You, or other persons entitled to vote, requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received, and shares held by us in which You, or other persons entitled to vote have no beneficial interest, will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same Subaccount.
Each person having a voting interest in a Subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.
OTHER PRODUCTS
We make other variable annuity policies available that may also be funded through the separate account. These variable annuity policies may have different features, such as different investment choices or charges.
14

CUSTODY OF ASSETS
We hold assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from our general account assets. We maintain records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by our fidelity bond, presently in the amount of $5,000,000, covering the acts of our officers and employees.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory-basis financial statements and supplementary information of Transamerica Life Insurance Company have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The financial statements of each of the subaccounts of WRL Series Annuity Account included in Form N-VPFS dated April 21, 2021 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
OTHER INFORMATION
A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the registration statement and the amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, please refer to the instruments filed with the SEC.
FINANCIAL STATEMENTS
The values of an owner's interest in the separate account will be affected solely by the investment results of the selected subaccount(s). Our financial statements which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.
Financial statements for us as of December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2020, have been prepared on the basis of statutory accounting principles, rather than accounting principles generally accepted in the United States.
15

Appendix A
guaranteed minimum income benefit rider – hypothetical illustrations

(No Longer available)
This discussion assumes the rider is included in the policy.
Illustrations of Guaranteed Minimum Monthly Payments. Under a variable annuity payment option, the amounts shown below are hypothetical guaranteed minimum monthly payment amounts under the rider for a $100,000 premium payment when annuity payments do not begin until the rider anniversary indicated in the left-hand column. These figures assume that there were no subsequent premium payments, loans or surrenders, that there were no premium taxes and that the $100,000 premium is annuitized under the rider. Six different annuity payment options are illustrated: a male annuitant, a female annuitant and a joint and survivor annuity, each on a life only and a life with 10-year certain basis. These hypothetical illustrations assume that the annuitant is (or both annuitants are) 60 years old when the policy is issued, that the annual growth rate is 6% (once established, an annual growth rate will not change during the life of the rider), and that there was no upgrade of the minimum annuitization value. The figures below are based on an assumed investment return of 3%. Subsequent payments will never be less than the amount of the first payment (although subsequent payments will be calculated using a 5% assumed investment return and a 1.10% guaranteed minimum payment fee plus the 1.40% mortality and expense risk and administrative charges, provided no upgrade in minimum annuitization value has occurred).
Illustrations of guaranteed minimum monthly payments based on other assumptions will be provided upon request.
Rider Anniversary at Exercise Date	Male		Female		Joint & Survivor
	Life Only*	Life 10**	Life Only*	Life 10**	Life Only*	Life 10**
10 (age 70)	$1,112	$1,049	$1,035	$ 999	$ 879	$ 870
15	$1,787	$1,605	$1,663	$1,545	$1,366	$1,349
20 (age 80)	$2,960	$2,440	$2,777	$2,392	$2,200	$2,116
* Life only = Life Annuity with No Period Certain
**Life 10 = Life Annuity with 10 Years Certain
These hypothetical illustrations should not be deemed representative of past or future performance of any underlying variable investment option.
surrenders will affect the minimum annuitization value as follows: Each rider year, surrenders up to the limit of the minimum annuitization value on the last rider anniversary multiplied by the annual growth rate reduce the minimum annuitization value on a dollar-for-dollar basis. surrenders over this limit will reduce the minimum annuitization value by an amount equal to the excess surrenders amount multiplied by the ratio of the minimum annuitization value immediately prior to the excess surrender to the annuity value immediately prior to the excess surrender.
The amount of the first payment provided by the rider will be determined by multiplying each $1,000 of minimum annuitization value by the applicable annuity factor shown on Schedule I of the rider. The applicable annuity factor depends upon the annuitant’s (and joint annuitant’s, if any) gender (or without regard to gender if required by law), age, and the rider payment option selected and is based on a guaranteed interest rate of 3% and the “Annuity 2000” mortality table improved to the year 2005 with projection Scale G. Subsequent payments will be calculated as described in the rider using a 5% assumed investment return. Subsequent payments may fluctuate annually in accordance with the investment performance of the subaccounts. However, subsequent payments are guaranteed to never be less than the initial payment.
The scheduled payment on each subsequent rider anniversary after annuitization using the rider will equal the greater of the initial payment or the payment supportable by the annuity units in the selected subaccounts. The supportable payment is equal to the number of variable annuity units in the selected subaccounts multiplied by the variable annuity unit values in those subaccounts on the date the payment is made. The variable annuity unit values used to calculate the supportable payment will assume a 5% assumed investment return. If the supportable payment at any payment date during a rider year is greater than the scheduled payment for that
16

Appendix A — (Continued)
policy year, the excess will be used to purchase additional annuity units. Conversely, if the supportable payment at any payment date during a rider year is less than the scheduled payment for that rider year, then there will be a reduction in the number of annuity units credited to the policy to fund the deficiency. Purchases and reductions of annuity units will be allocated to each subaccount on a proportionate basis.
We bear the risk that we will need to make payments if all annuity units have been used in an attempt to maintain the scheduled payment at the initial payment level. In such an event, we will make all future payments equal to the initial payment. Once all the annuity units have been used, the amount of your payment will not increase or decrease and will not depend upon the performance of any subaccounts. To compensate us for this risk, the guaranteed minimum payment fee, mortality and expense risk and administrative charges will be deducted.
Illustrations of Annuity Payment Values Between the policy and the Guaranteed Minimum Income Benefit Rider. The following tables have been prepared to show how different rates of return affect your variable annuity payments over time when you can annuitize under the policy or the Guaranteed Minimum Income Benefit Rider. The tables incorporate hypothetical rates of return and we do not guarantee that you will earn these returns for any one year or any sustained period of time. The tables are for illustrative purposes only and do not represent past or future investment returns.
Your variable annuity payment may be more or less than the income shown if the actual returns of the subaccounts are different from those illustrated. Since it is very likely that your investment returns will fluctuate over time, you can expect that the amount of your annuity payment will also fluctuate. The total amount of annuity payments ultimately received will, in addition to the investment performance of the subaccounts, also depend on how long you live and whether you choose to annuitize under the rider.
Another factor that determines the amount of your variable annuity payment is the assumed investment return (“AIR”). Annuity payments will increase from one variable annuity payment calculation date to the next if the performance of the portfolios underlying the subaccounts, net of all charges, is greater than the AIR and will decrease if the performance of the portfolios underlying the subaccounts, net of all charges, is less than the AIR. If you annuitize under the rider, we guarantee that each subsequent payment will be equal to or greater than your initial payment.
The Hypothetical Illustration based on 10% Gross Rate table below illustrates differences in monthly variable annuity payments assuming a 10% investment return between annuitizing under the policy and the rider.
•	The table for the policy assumes an annuity value (“AV”) of $150,000; the entire annuity value was allocated to variable annuity payments; the AIR is 5%; the payment option is Single Life Annuity with 10 Year Certain; a 70-year-old male, and separate account charges of 1.40%. This results in the receipt of an initial annuity payment in the amount of $1,060.50.
•	The table for the rider assumes a Minimum Annuitization Value (“MAV”) of $180,000; the entire MAV was allocated to variable annuity payments; the AIRs are 3% for the initial payment and 5% for all subsequent payments; the payment option is Single Life Annuity with 10 Year Certain; a 70-year-old male, and separate account charges of 2.50%. This results in the receipt of an initial annuity payment in the amount of $1,054.80.
•	The table illustrates gross returns of 10.00% (net returns after expenses and AIR deduction are 3.60% for the policy and 2.50% for the rider).

Monthly Payments Assuming 10% Gross Return Net of Portfolio Expenses*
Monthly payment at the Beginning of policy year	Annuitization under policy (AV = $150,000)	Annuitization under Rider (MAV = $180,000)
1	$1,060.50	$1,054.80
2	$1,098.68	$1,082.32
3	$1,138.23	$1,110.68
4	$1,179.21	$1,139.80
5	$1,221.66	$1,169.72
6	$1,265.64	$1,200.45
7	$1,311.20	$1,232.03
8	$1,358.40	$1,264.48
9	$1,407.31	$1,297.81
10	$1,457.97	$1,332.07
11	$1,510.46	$1,357.27
12	$1,564.83	$1,403.44
17

Appendix A — (Continued)
Monthly Payments Assuming 10% Gross Return Net of Portfolio Expenses*
Monthly payment at the Beginning of policy year	Annuitization under policy (AV = $150,000)	Annuitization under Rider (MAV = $180,000)
13	$1,621.17	$1,440.61
14	$1,679.53	$1,478.80
15	$1,739.99	$1,518.05
16	$1,802.63	$1,558.37
17	$1,867.53	$1,599.81
18	$1,934.76	$1,642.39
19	$2,004.41	$1,686.13
20	$2,076.57	$1,731.07
*The corresponding net returns are 3.60% and 2.50%
Monthly Payments Assuming 0% Gross Return Net of Portfolio Expenses*
Monthly payment at the Beginning of policy year	Annuitization under policy (AV = $150,000)	Annuitization under Rider (MAV = $180,000)
1	$1,060.50	$1,054.80
2	$ 992.63	$1,054.80
3	$ 929.10	$1,054.80
4	$ 869.64	$1,054.80
5	$ 813.98	$1,054.80
6	$ 761.89	$1,054.80
7	$ 713.13	$1,054.80
8	$ 667.49	$1,054.80
9	$ 624.77	$1,054.80
10	$ 584.78	$1,054.80
11	$ 547.36	$1,054.80
12	$ 512.32	$1,054.80
13	$ 479.54	$1,054.80
14	$ 448.85	$1,054.80
15	$ 420.12	$1,054.80
16	$ 393.23	$1,054.80
17	$ 368.06	$1,054.80
18	$ 344.51	$1,054.80
19	$ 322.46	$1,054.80
20	$ 301.82	$1,054.80
*The corresponding net returns are -6.40% and -7.50%
The Hypothetical Illustration based on 0% Gross Rate table above illustrates differences in monthly variable annuity payments assuming 0% investment return between selecting annuitization under the policy and rider. The assumptions are the same as the above except the 0% gross rate. The table illustrates gross returns of 0.00% (net returns after expenses and after the AIR deduction) are -6.4% for the policy and -7.5% for the rider.
The annuity payment amounts shown reflect the deduction of all fees and expenses. Actual fees and expenses under the policy and the rider may be higher or lower, will vary from year to year, and will depend on how you allocate among the subaccounts. The separate account charge is assumed to be at an annual rate of 1.40% of average daily net assets for the policy, which increases to 2.50% of the average daily net assets if you annuitize under one of the rider variable payment options.
Upon request, we will furnish you with a customized illustration based on your individual circumstances and choice of annuity options.
18

F I N A N C I A L   S T A T E M E N T S  –  S T A T U T O R Y   B A S I S

A N D   S U P P L E M E N T A R Y   I N F O R M A T I O N

Transamerica Life Insurance Company

Years Ended December 31, 2020, 2019 and 2018

Transamerica Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2020, 2019 and 2018

Notes to Financial Statements – Statutory Basis

Report of Independent Auditors

To the Board of Directors of

Transamerica Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Life Insurance Company (the “Company”), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, of changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2020, including the related notes and schedules of supplementary insurance information and reinsurance for each of the three years in the period ended December 31, 2020 and summary of investments - other than investments in related parties as of December 31, 2020 listed in the accompanying index (collectively referred to as the “financial statements”).

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312)298-2000, F: (312)298 2001, www.pwc.com/us

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2020 and 2019 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

Emphasis of Matters

As discussed in Note 1 to the financial statements, the financial statements give retroactive effect to the mergers of Transamerica Premier Life Insurance Company and MLIC Re I, Inc. into the Company on October 1, 2020, and the merger of Pine Falls Re, Inc. into the Company on December 31, 2020, in transactions accounted for as statutory mergers. Our opinion is not modified with respect to these matters.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 14, 2021

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31

	2020	2019
Admitted assets
Cash, cash equivalents and short-term investments	$1,832	$2,442
Bonds	50,444	43,976
Preferred stocks	105	117
Common stocks	3,556	3,376
Mortgage loans on real estate	9,015	7,834
Real estate	56	239
Policy loans	2,037	2,062
Securities lending reinvested collateral assets	2,115	2,004
Derivatives	2,973	1,743
Other invested assets	3,222	3,170
Total cash and invested assets	75,355	66,963

Accrued investment income	697	637
Premiums deferred and uncollected	240	438
Net deferred income tax asset	812	742
Variable annuity reserve hedge offset deferral	–	195
Letter of credit	–	1,870
Other assets	1,344	1,022
Separate account assets	121,820	112,229
Total admitted assets	$200,268	$184,096

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$50,966	$45,865
Policy and contract claim reserves	1,257	943
Liability for deposit-type contracts	946	948
Other policyholders’ funds	32	32
Transfers from separate accounts due or accrued	(823)	(925)
Funds held under reinsurance treaties	3,889	3,994
Asset valuation reserve	1,198	1,267
Interest maintenance reserve	1,389	1,356
Derivatives	3,493	1,933
Payable for collateral under securities loaned and other transactions	2,755	2,691
Borrowed money	3,486	2,709
Variable annuity reserve hedge offset deferral	145	–
Other liabilities	1,605	1,703
Separate account liabilities	121,820	112,229
Total liabilities	192,158	174,745
Total capital and surplus	8,110	9,351
Total liabilities and capital and surplus	$200,268	$184,096

See accompanying notes.

3

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2020	2019	2018
Revenues
Premiums and other considerations	$16,723	$15,708	$14,597
Net investment income	3,361	2,765	2,744
Commissions and expense allowances on reinsurance ceded	661	470	785
Reserve adjustment on reinsurance ceded	(273)	(128)	(155)
Consideration received on reinsurance recapture and novations	2,958	15	183
Fee revenue and other income	2,096	2,150	2,338
Total revenue	25,526	20,980	20,492

Benefits and expenses
Death benefits	2,863	2,358	2,380
Annuity benefits	1,528	1,492	1,442
Accident and health benefits	1,120	1,112	1,124
Surrender benefits	15,352	16,301	15,853
Other benefits	234	230	224
Net increase (decrease) in reserves	4,985	(1,329)	991
Commissions	1,435	1,481	1,600
Net transfers to (from) separate accounts	(4,850)	(5,130)	(4,407)
IMR adjustment due to reinsurance	–	–	(13)
General insurance expenses and other	1,780	1,254	1,615
Total benefits and expenses	24,447	17,769	20,809
Gain (loss) from operations before dividends and federal income taxes	1,079	3,211	(317)
Dividends to policyholders	10	10	7
Gain (loss) from operations before federal income taxes	1,069	3,201	(324)
Federal income tax (benefit) expense	(109)	(39)	(36)
Net gain (loss) from operations	1,178	3,240	(288)
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	113	469	(786)
Net income (loss)	$1,291	$3,709	$(1,074)

See accompanying notes.

4

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

Balance at January 1, 2018	Common Stock	Preferred Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
As originally presented	$7	$1	$(58)	$150	$3,473	$90	$3,689	7,352
Merger of TPLIC, MLIC Re and PFRe	–	–	–	160	1,246	4	896	2,306
Balance at January 1, 2018	7	1	(58)	310	4,719	94	4,585	9,658
Net income (loss)	–	–	–	–	–	–	(1,074)	(1,074)
Change in net unrealized capital gains/losses, net of taxes	–	–	–	–	–	145	1,182	1,327
Change in net deferred income tax asset	–	–	–	–	–	–	168	168
Change in nonadmitted assets	–	–	–	–	–	–	63	63
Change in reserve on account of change in valuation basis	–	–	–	–	–	–	(7)	(7)
Change in asset valuation reserve	–	–	–	–	–	–	(12)	(12)
Change in surplus as a result of reinsurance	–	–	–	–	–	–	33	33
Change in letter of credit	–	–	–	–	–	–	(82)	(82)
Dividends to stockholders	–	–	–	–	–	–	(624)	(624)
Return of capital	–	–	–	–	(559)	–	–	(559)
Other changes - net	–	(1)	–	–	3	(7)	(1)	(6)
Balance at December 31, 2018	$7	$–	$(58)	$310	$4,163	$232	$4,231	$8,885
Net income (loss)	–	–	–	–	–	–	3,709	3,709
Change in net unrealized capital gains/losses, net of taxes	–	–	–	–	–	(37)	(239)	(276)
Change in net deferred income tax asset	–	–	–	–	–	–	(160)	(160)
Change in nonadmitted assets	–	–	–	–	–	–	124	124
Change in reserve on account of change in valuation basis	–	–	–	–	–	–	(1,218)	(1,218)
Change in asset valuation reserve	–	–	–	–	–	–	(252)	(252)
Change in surplus as a result of reinsurance	–	–	–	–	–	–	(143)	(143)
Change in surplus notes	–	–	–	(250)	–	–	–	(250)
Change in treasury stock	–	–	58	–	–	–	–	58
Change in letter of credit	–	–	–	–	–	–	(160)	(160)
Dividends to stockholders	–	–	–	–	–	–	(733)	(733)
Return of capital	–	–	–	–	(308)	–	–	(308)
Other changes - net	–	–	–	–	2	2	71	75
Balance at December 31, 2019	$7	$–	$–	$60	$3,857	$197	$5,230	$9,351

Continued on next page.

5

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Preferred Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2019	$7	$–	$–	$60	$3,857	$197	$5,230	$9,351
Net income (loss)	–	–	–	–	–	–	1,291	1,291
Change in net unrealized capital gains/losses, net of tax	–	–	–	–	–	(342)	216	(126)
Change in net deferred income tax asset	–	–	–	–	–	–	(126)	(126)
Change in nonadmitted assets	–	–	–	–	–	–	201	201
Change in reserve on account of change in valuation basis	–	–	–	–	–	–	14	14
Change in asset valuation reserve	–	–	–	–	–	–	69	69
Change in surplus as a result of reinsurance	–	–	–	–	–	–	(51)	(51)
Change in surplus notes	–	–	–	(60)	–	–	–	(60)
Change in letter of credit	–	–	–	–	–	–	(1,870)	(1,870)
Capital contribution	–	–	–	–	700	–	–	700
Dividends to stockholders	–	–	–	–	–	–	(1,200)	(1,200)
Other changes - net	–	–	–	–	5	–	(88)	(83)
Balance at December 31, 2020	$7	$–	$–	$–	$4,562	$(145)	$3,686	$8,110

See accompanying notes.

6

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Millions)

	Year Ended December 31

	2020	2019	2018
Operating activities
Premiums and annuity considerations	$16,785	$15,551	$14,618
Net investment income	2,758	2,931	2,843
Other income	2,311	2,379	2,999
Benefit and loss related payments	(20,629)	(21,328)	(20,885)
Net transfers from separate accounts	4,958	5,282	4,688
Commissions and operating expenses	(3,002)	(2,842)	(2,957)
Dividends paid to policyholders	(7)	(7)	(7)
Federal income taxes (paid) received	37	(166)	(64)
Net cash provided by (used in) operating activities	3,211	1,800	1,235

Investing activities
Proceeds from investments sold, matured or repaid	$12,107	$19,902	$13,389
Costs of investments acquired	(16,438)	(18,351)	(12,543)
Net change in policy loans	25	15	37
Net cost of investments acquired	(16,413)	(18,336)	(12,506)
Net cash provided by (used in) investing activities	$(4,306)	$1,566	$883

Financing and miscellaneous activities
Repayment of surplus notes	$(60)	$(250)	$–
Capital and paid in surplus received (returned)	705	(248)	(407)
Dividends to stockholders	(1,200)	(725)	(564)
Net deposits (withdrawals) on deposit-type contracts	(34)	(667)	(331)
Net change in borrowed money	783	(1,621)	(1,340)
Net change in funds held under reinsurance treaties	(105)	261	279
Net change in payable for collateral under securities lending and other transactions	65	(1,084)	49
Other cash (applied) provided	331	162	(20)
Net cash provided by (used in) financing and miscellaneous activities	485	(4,172)	(2,334)

Net increase (decrease) in cash, cash equivalents and short-term investments	(610)	(806)	(216)

Cash, cash equivalents and short-term investments:
Beginning of year	2,442	3,248	3,464
End of year	$1,832	$2,442	$3,248

See accompanying notes.

7

Transamerica Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
Supplemental disclosures of cash flow information	2020	2019	2018

Non-cash activities during the year not included in the Statutory Statements of Cash Flows:
Transfer of bonds, mortgage loans and interest related to affiliated reinsurance recapture	$2,121	$–	$–
Release of funds withheld related to affiliated reinsurance recaptures	500	–	–
Increase of funds withheld related to affiliated reinsurance agreement	(76)	–	–
Receipt of assets related to nonaffiliated reinsurance recapture	310	–	–
Stock cancellations	–	58	–
Non-cash dividend received from subsidiary	–	11	30
Non-cash dividend to parent company	–	–	60
Investments received for insured securities losses	–	–	47
Other	–	(9)	12

See accompanying notes.

8

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December  31, 2020

1. Organization and Nature of Business

Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2020, the Company completed mergers with Transamerica Premier Life Insurance Company (TPLIC), an Iowa-domiciled affiliate and MLIC Re I, Inc. (MLIC Re), a Vermont-domiciled subsidiary. On December 31, 2020, the Company completed a merger with Pine Falls Re, Inc. (PFRe), a Vermont-domiciled subsidiary. Also, on July 1, 2019, the Company completed a merger with Transamerica Advisors Life Insurance Company (TALIC), an Arkansas-domiciled affiliate.

The mergers were accounted for in accordance with the Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as statutory mergers. As such, financial statements for periods prior to the mergers were combined and the recorded assets, liabilities and surplus of TPLIC, MLIC Re, PFRe and TALIC on a US statutory basis were carried forward to the merged company. The common capital stock of TPLIC, MLIC Re, PFRe and TALIC was deemed cancelled by operation of law under the Plans of Merger. Each share of the Company’s capital stock issued and outstanding immediately before the mergers continues to represent one share of the capital stock. The business the Company previously assumed from TPLIC and TALIC and the business previously ceded from the Company to TPLIC, MLIC Re and PFRe is no longer reflected as assumed and ceded risks in the restated merged financials.

Summarized financial information for the Company (which includes TALIC), TPLIC, MLIC Re and PFRe presented separately for periods prior to the merger is as follows.

	Year Ended December 31, 2019
	Company	TPLIC	MLIC Re	PFRe	Eliminations	Merged Totals

Total assets	$130,223	$52,517	$1,120	$1,507	$(1,271)	$184,096
Total liabilities	123,695	50,216	779	1,326	(1,271)	174,745
Capital and surplus	6,528	2,301	341	181	–	9,351
Total revenue	16,142	4,634	211	29	(36)	20,980
Total benefits and expenses	13,157	4,251	150	61	150	17,769
Net income (loss)	3,294	572	61	(32)	(186)	3,709

	Year Ended December 31, 2018
	Company	TPLIC	MLIC Re	PFRe	Eliminations	Merged Totals

Total revenue	$15,437	$4,873	$230	$29	$(77)	$20,492
Total benefits and expenses	16,204	4,233	183	71	118	20,809
Net income (loss)	(1,424)	536	47	(38)	(195)	(1,074)

9

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Nature of Business

The Company sells individual life insurance, including index universal life, whole life, term life, and final expense life. It also sells a range of variable and fixed annuities. In addition, the Company offers supplemental health insurance, long-term care insurance, life insurance, group annuity contracts and stable value solutions. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and US Virgin Islands. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

2. Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division (IID), which practices differ from accounting principles generally accepted in the United States of America (GAAP).

The IID recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of Iowa. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed.

The following is a summary of the accounting practices permitted and prescribed by the IID and reflected in the Company’s financial statements which differs from NAIC SAP:

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

10

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

A reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	SSAP#	F/S Page	F/S Line	2020	2019	2018
Net income (loss), State of Iowa basis State prescribed practices that are an increase(decrease) from NAIC SAP:	XXX	XXX	XXX	$1,291	$3,709	$(1,074)
Separate account asset valuation	56	NA	NA	–	–	–

State permitted practices that are an increase(decrease) from NAIC SAP:
None				–	–	–
Net income (loss), NAIC SAP	XXX	XXX	XXX	$1,291	$3,709	$(1,074)

Statutory surplus, state of Iowa basis State prescribed practices that are an increase(decrease) from NAIC SAP:	XXX	XXX	XXX	$8,110	$9,351	$8,885
Separate account asset valuation	56	NA	NA	–	–	–

State permitted practices that are an increase(decrease) from NAIC SAP:
Letter of credit	4	Balance Sheet	Letter of credit	–	(1,870)	(2,030)
Hedge reserve offset deferral	86	Balance Sheet; Statement of Changes in Capital and Surplus	Variable annuity reserve hedge offset deferral Special surplus funds - Change in net unrealized capital gains/ losses	–	–	(232)
Statutory surplus, NAIC SAP	XXX	XXX	XXX	$8,110	$7,481	$6,623

The IID issued a no objection letter in the current year for the Company to present historical permitted practices that differ from that found in the NAIC SAP related to the admission of letters of credit as admitted assets and as an element of capital surplus. Prior to merging with the Company, MLIC Re and PFRe, with the explicit permission of the Deputy Commissioner of the Captive Insurance Division of the Vermont Department of Financial Regulation, included as admitted assets the value of letters of credit serving as collateral for reinsurance credit taken by affiliates in connection with reinsurance agreements. These historical permitted practices were included on a merged entity basis for periods prior to the effective date of the mergers. The letters of credit were for the benefit of the Company and TPLIC. The permitted practice terminated upon the merger of MLIC Re and PFRe into the Company and had no impact at December 31, 2020.

11

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company elected early adoption of SSAP No. 108, Derivatives Hedging Variable Annuities Guarantees (SSAP 108) effective July 1, 2019. The early adoption allowed for transition from and release of a similar permitted practice in place with the IID since October 1, 2016 (the Permitted Practice). The Company received approval from the IID on September 4, 2019.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the

12

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the statements of operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the statements of operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in both affiliated and unaffiliated preferred stocks in good standing (those with NAIC designations RP1 to RP3 and P1 to P3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated preferred stocks not in good standing (those with NAIC designations RP4 to RP6 and P4 to P6), are

13

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. The related net unrealized capital gains and losses for all NAIC designations are reported in changes in capital and surplus.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statements of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis

14

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statements of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are

15

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the statements of operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

In 2019, the NAIC revised the AVR Factors (basic contribution, reserve objective and maximum reserve) to be consistent with the risk-based capital (RBC) after-tax factors, which were amended in 2018 as a result of federal tax reform. The AVR factor changes are effective for year-end 2019. As of December 31, 2019, the factor changes decreased capital and surplus by $183. The changes were recorded to the Change in Asset Valuation Reserve line of the Statements of Changes in Capital and Surplus.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86 - Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract

16

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions. A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying

17

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Bond forwards are used to hedge the interest rate risk that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread.

18

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheets and fair value adjustments are recorded as capital and surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company uses zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company issues fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption. These swaptions are marked to fair value in the balance sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

19

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheets (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s balance sheets. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the balance sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the balance sheets.

Offsetting of Assets and Liabilities

Financial assets and liabilities are offset in the balance sheets when the Company has a legally enforceable right to offset and has the intention to settle the asset and liability on a net basis.

Other Assets and Other Liabilities

Other assets consist primarily of cash surrender value of company owned life insurance, reinsurance receivable, general insurance accounts receivable and current federal income tax recoverable.

Other liabilities consist primarily of amounts withheld by the Company, accrued expenses, reinsurance payable, payable for securities, and municipal repurchase agreements. Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated

20

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

interest. These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Separate Accounts

The majority of separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Certain other non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of the contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Non-indexed guaranteed separate account assets and liabilities are carried at fair value. These guarantees are included in the general account due to the nature of the guaranteed return.

Assets held in trust for purchases of variable life, variable universal life, variable annuity, and modified guaranteed annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the statements of operations as a component of net transfers from separate accounts.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation

21

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a non-deduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held. For interest sensitive whole life, the reserves held in the General Account are equal to the cash surrender value.

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is included as a factor in the health contract premium deficiency calculation.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums,

22

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

benefits or changes in reserves in the statements of operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

23

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

24

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Surplus Notes

Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3. Accounting Changes and Correction of Error

The Company’s policy is to disclose as recent accounting pronouncements the adopted accounting guidance with a current year effective date that has been classified by the NAIC as a substantive change, as well as items classified as nonsubstantive changes that have had a material impact on the financial position or results of operations of the Company.

25

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Recent Accounting Pronouncements

Effective June 30, 2020, the NAIC adopted revisions to SSAP No. 105, Working Capital Finance Investments, and the corresponding Issue Paper No. 163, Working Capital Finance Investments. The revisions provided substantive updates to the Working Capital Finance Investments (WCFI) Program requirements in SSAP No. 105. The adoption of this guidance did not impact the financial position or results of operations of the Company as the Company does not invest in WCFI.

Effective January 1, 2020, the NAIC adopted revisions to SSAP No. 22, Leases, and the corresponding Issue Paper No. 161, Leases, to incorporate various concepts from U.S. GAAP guidance in Accounting Standards Update (ASU) 2016-02, Leases, into statutory accounting. The revised guidance retains the operating lease concept for statutory accounting, clarifies the application of statutory accounting guidance for leases in certain areas (e.g., sale-leaseback transactions), and identifies the types of assets allowed for lease and sale-leaseback treatment. The adoption of this guidance did not impact the financial position or results of operations of the Company.

Change in Valuation Basis

As of December 31, 2019, the Company received IID approval on an approach for adoption of the NAIC 2020 VM-21 and related Risk Based Capital C3P2 changes documented in the VM- 21 2020 NAIC Valuation Manual: Requirements for Principle-Based Reserves for Variable Annuities. The Company elected to early adopt the VM-21 requirements for variable annuities effective December 31, 2019. The approved transition approach did not result in an adjustment to the Company’s historical statutory reporting or existing balances at the time of transition. The Company reported the increase to the VM-21 reserve of $1,218 as of December 31, 2019. As of the date of transition, the Company was fully compliant with the provisions of VM-21 and remains compliant as of December 31, 2020.

Correction of Error

During 2020, management identified and corrected an error in the Company’s prior year statutory Actuarial Guideline (AG) 38 8C cash flow testing reserves. The error resulted in an understatement of aggregate reserves for life contracts of $116 net of tax at December 31, 2019 which was reflected in Other changes - net in the Statement of Changes in Capital and Surplus.

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.

26

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

27

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

28

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the balance sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheets date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

29

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Deposit–Type Contracts: The carrying amounts of deposit–type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

Fair values for the Company’s insurance contracts other than investment–type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2020 and 2019, respectively:

	December 31, 2020
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short–term investments, other than affiliates	$1,522	$1,522	$1,030	$492	$–	$–	$–
Short–term notes receivable from affiliates	149	149	–	149	–	–	–
Bonds	60,092	50,444	10,161	49,535	396	–	–
Preferred stocks, other than affiliates	109	105	–	109	–	–	–
Common stocks, other than affiliates	180	180	20	–	160	–	–
Mortgage loans on real estate	9,792	9,015	–	–	9,792	–	–
Other invested assets	555	474	–	534	21	–	–
Derivative assets:
Options	278	278	–	278	–	–	–
Interest rate swaps	2,544	2,531	–	2,544	–	–	–
Currency swaps	21	8	–	21	–	–	–
Credit default swaps	67	49	–	67	–	–	–
Equity swaps	88	88	–	88	–	–	–
Interest rate futures	10	10	10	–	–	–	–
Equity futures	9	9	9	–	–	–	–
Derivative assets total	3,017	2,973	19	2,998	–	–	–
Policy loans	2,037	2,037	–	2,037	–	–	–
Securities lending reinvested collateral	1,893	1,893	–	1,893	–	–	–
Separate account assets	119,784	119,677	112,719	7,065	–	–	–

Liabilities
Investment contract liabilities	17,556	15,294	–	257	17,299	–	–
Derivative liabilities:
Options	165	165	–	165	–	–	–
Interest rate swaps	2,853	2,806	–	2,853	–	–	–
Currency swaps	30	31	–	30	–	–	–
Credit default swaps	–	14	–	–	–	–	–
Equity swaps	472	472	–	472	–	–	–
Interest rate futures	1	1	1	–	–	–	–
Equity futures	4	4	4	–	–	–	–
Derivative liabilities total	3,525	3,493	5	3,520	–	–	–
Dollar repurchase agreements	967	967	–	967	–	–	–
Payable for securities lending	2,115	2,115	–	2,115	–	–	–
Payable for derivative cash collateral	640	640	–	640	–	–	–
Separate account liabilities	109,407	109,407	1	109,354	52	–	–

30

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2019
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short–term investments, other than affiliates	$1,949	$1,949	$1,504	$445	$–	$–	$–
Short–term notes receivable from affiliates	343	343	–	343	–	–	–
Bonds	49,377	43,976	7,355	41,373	649	–	–
Preferred stocks, other than affiliates	114	117	–	111	3	–	–
Common stocks, other than affiliates	140	140	12	–	128	–	–
Mortgage loans on real estate	8,259	7,834	–	–	8,259	–	–
Other invested assets	461	398	–	441	20	–	–
Derivative assets:
Options	312	312	–	312	–	–	–
Interest rate swaps	1,375	1,372	–	1,375	–	–	–
Currency swaps	22	12	–	22	–	–	–
Credit default swaps	79	45	–	79	–	–	–
Equity futures	3	3	3	–	–	–	–
Derivative assets total	1,791	1,744	3	1,788	–	–	–
Policy loans	2,062	2,062	–	2,062	–	–	–
Securities lending reinvested collateral	1,588	1,588	–	1,588	–	–	–
Separate account assets	110,612	110,546	104,750	5,857	5	–	–

Liabilities
Investment contract liabilities	18,960	13,396	–	264	18,696	–	–
Derivative liabilities:
Options	152	152	–	152	–	–	–
Interest rate swaps	1,204	1,501	–	1,204	–	–	–
Currency swaps	19	19	–	19	–	–	–
Credit default swaps	(7)	15	–	(7)	–	–	–
Equity swaps	216	216	–	216	–	–	–
Interest rate futures	23	23	23	–	–	–	–
Equity futures	7	7	7	–	–	–	–
Derivative liabilities total	1,614	1,933	30	1,584	–	–	–
Dollar repurchase agreements	704	704	–	704	–	–	–
Payable for securities lending	2,004	2,004	–	2,004	–	–	–
Payable for derivative cash collateral	687	687	–	687	–	–	–
Separate account liabilities	101,194	101,195	3	101,144	47	–	–

31

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2020 and 2019:

	2020
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets:
Bonds
Industrial and miscellaneous	$–	$41	$7	$–	$48

Total bonds	–	41	7	–	48

Preferred stock
Industrial and miscellaneous	–	6	–	–	6

Total preferred stock	–	6	–	–	6

Common stock
Mutual funds	6	–	–	–	6
Industrial and miscellaneous	14	–	160	–	174

Total common stock	20	–	160	–	180

Cash equivalents and short–term
Money market mutual funds	1,029	–	–	–	1,029

Total cash equivalents and short–term	1,029	–	–	–	1,029

Derivative assets	18	2,894	–	–	2,912
Separate account assets	112,606	6,393	–	–	118,999

Total assets	$113,673	$9,334	$167	$–	$123,174

Liabilities:
Derivative liabilities	$5	$3,184	$–	$–	3,189
Separate account liabilities	1	–	–	–	1

Total liabilities	$6	$3,184	$–	$–	$3,190

	2019
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets:
Bonds
Industrial and miscellaneous	$–	$16	$7	$–	$23

Total bonds	–	16	7	–	23

Preferred stock
Industrial and miscellaneous	–	–	3	–	3

Total preferred stock	–	–	3	–	3

Common stock
Mutual funds	5	–	–	–	5
Industrial and miscellaneous	7	–	128	–	135

Total common stock	12	–	128	–	140

Cash equivalents and short–term
Money market mutual funds	1,504	–	–	–	1,504

Total cash equivalents and short–term	1,504	–	–	–	1,504

Derivative assets	3	1,680	–	–	1,683
Separate account assets	104,614	5,273	4	–	109,891

Total assets	$106,133	$6,969	$142	$–	$113,244

Liabilities:
Derivative liabilities	$30	$1,650	$–	$–	$1,680
Separate account liabilities	3	–	–	–	3

Total liabilities	$33	$1,650	$–	$–	$1,683

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non–binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

32

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Preferred stock classified as Level 3 are internally valued using significant unobservable inputs.

Common stock classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2020 and 2019:

	Beginning Balance at January 1, 2020	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$7	$2	$–	$–	$(2)
Preferred stock	3	–	–	(17)	13
Common stock	128	–	2	(1)	16
Separate account assets	4	–	4	–	–

Total	$142	$2	$6	$(18)	$27

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2020

Bonds
Other	$–	$–	$–	$–	$7
Preferred stock	2	–	–	1	–
Common stock	21	8	10	–	160
Separate account assets	1	-	-	1	-

Total	$24	$8	$10	$2	$167

(a) Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations

(b) Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

33

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Beginning Balance at January 1, 2019	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$13	$–	$2	$–	$1
Preferred stock	10	–	–	–	(9)
Common stock	223	–	6	(6)	3
Separate account assets	4	1	1	–	(1)

Total	$250	$1	$9	$(6)	$(6)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2019

Bonds
Other	$–	$–	$–	$5	$7
Preferred stock	2	–	–	–	3
Common stock	6	8	100	–	128
Separate account assets	1	–	–	–	4

Total	$9	$8	$100	$5	$142

(a) Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations

(b) Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Nonrecurring fair value measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2020, the Company held no properties as held-for-sale, where fair value was less than its carrying value. As of December 31, 2020, the Company held four properties as held-for sale, where carrying amount of $10 was equal to fair value.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified as Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

34

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

5. Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2020

Bonds:
United States Government and agencies	$7,279	$2,349	$7	$9,621
State, municipal and other government	2,214	310	8	2,516
Hybrid securities	360	83	6	437
Industrial and miscellaneous	33,784	6,355	48	40,091
Mortgage and other asset-backed securities	6,807	679	59	7,427

Total unaffiliated bonds	50,444	9,776	128	60,092
Unaffiliated preferred stocks	105	11	7	109

	$50,549	$9,787	$135	$60,201

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$136	$44	$–	$180

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2019

Bonds:
United States Government and agencies	$5,882	$1,023	$1	$6,904
State, municipal and other government	1,877	161	25	2,013
Hybrid securities	412	60	4	468
Industrial and miscellaneous	29,448	3,737	86	33,099
Mortgage and other asset-backed securities	6,357	558	22	6,893

Total unaffiliated bonds	43,976	5,539	138	49,377
Unaffiliated preferred stocks	117	5	8	114

	$44,093	$5,544	$146	$49,491

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$117	$23	$–	$140

35

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The carrying amount and estimated fair value of bonds at December 31, 2020, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2020
December 31:	Carrying Value	Fair Value

Due in one year or less	$1,157	$1,176
Due after one year through five years	7,139	7,988
Due after five years through ten years	8,893	10,601
Due after ten years	26,448	32,900

	43,637	52,665
Mortgage and other asset-backed securities	6,807	7,427

	$50,444	$60,092

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2020 and 2019 is as follows:

	2020
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$–	$–	$248	$7
State, municipal and other government	39	6	89	2
Hybrid securities	20	5	10	1
Industrial and miscellaneous	160	15	836	33
Mortgage and other asset-backed securities	150	18	742	41

Total bonds	369	44	1,925	84

Preferred stocks-unaffiliated	22	6	16	1

	$391	$50	$1,941	$85

36

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2019
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$1	$–	$22	$1
State, municipal and other government	55	12	329	13
Hybrid securities	45	4	3	–
Industrial and miscellaneous	615	62	798	24
Mortgage and other asset-backed securities	286	16	884	6

Total bonds	1,002	94	2,036	44

Preferred stocks-unaffiliated	49	8	5	–
Common stocks-unaffiliated	–	–	1	–

	$1,051	$102	$2,042	$44

During 2020, 2019, and 2018, respectively, there were $0, $7 and $99, of loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2020, 2019 and 2018 the Company recognized OTTI of $4, $6 and $10, respectively.

The following loan-backed and structured securities were held at December 31, 2020, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
36828QQK5	$1	$–	$1	$–	$–	3/31/2020
52108MDM2	4	3	1	4	4	3/31/2020
52108MDM2	3	1	2	1	3	9/30/2020

			$4

37

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2020 and 2019 is as follows:

	2020		2019
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$18	$61	$15	$19
The aggregate related fair value of securities with unrealized losses	150	765	286	901

At December 31, 2020 and 2019, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 116 and 306 securities with a carrying amount of $441 and $1,154, and an unrealized loss of $50 and $102. Of this portfolio, 50.1% and 66.1% were investment grade with associated unrealized losses of $17 and $30, respectively.

At December 31, 2020 and 2019, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 359 and 469 securities with a carrying amount of $2,026 and $2,085 and an unrealized loss of $85 and $44. Of this portfolio, 79.6% and 93.4% were investment grade with associated unrealized losses of $49 and $34, respectively.

At December 31, 2020 and 2019, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2020 and 2019, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 5 and 12 securities with a cost of $0 and $1 and no unrealized losses.

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book / Adjusted Carrying Value	Fair Value
December 31, 2020
Bond, amortized cost	2	$13	$13
Loan-backed and structured securities, amortized cost	4	10	6

Total	6	$23	$19

December 31, 2019
Bond, amortized cost	3	$24	$24
Loan-backed and structured securities, amortized cost	4	10	10
Preferred stock, amortized cost	1	3	3

Total	8	$37	$37

38

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The tables below present the Company’s gross and net receivable for securities and borrowed money financial statement line items that were subject to offsetting:

December 31, 2020	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements

Assets:
Receivables for securities	$3	$–	$3

Liabilities:
Borrowed money	$967	$–	$967

December 31, 2019	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements

Assets:
Receivables for securities	$120	$101	$19

Liabilities:
Borrowed money	$550	$101	$449

During 2020 and 2019, the Company sold, redeemed or otherwise disposed of 108 and 250 securities as a result of a callable feature which generated investment income of $25 and $19 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2020	2019	2018

Proceeds	$8,747	$16,076	$9,500

Gross realized gains	$232	$159	$111
Gross realized losses	(37)	(56)	(379)

Net realized capital gains (losses)	$195	$103	$(268)

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2020, 2019 and 2018 of $161, $39 and $36, respectively.

At December 31, 2020 and 2019, the Company had no investments in restructured securities.

39

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2020 and 2019 were as follows:

December 31, 2020
	Farm	Commercial	Total

AAA - AA	$7	$4,612	$4,619
A	41	3,491	3,532
BBB	5	767	772
BB	9	82	91

	$62	$8,952	$9,014

December 31, 2019
	Farm	Commercial	Total

AAA - AA	$11	$4,373	$4,384
A	41	3,068	3,109
BBB	6	317	323
BB	9	4	13
B	–	4	4

	$67	$7,766	$7,833

The above tables exclude residential mortgage loans.

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2020, the Company issued mortgage loans with a maximum interest rate of 6.50% and a minimum interest rate of 2.92% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2020 at the time of origination was 79%. During 2019, the Company issued mortgage loans with a maximum interest rate of 5.57% and a minimum interest rate of 3.50% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2019 at the time of origination was 82%.

During 2020 and 2019, the Company did not reduce the interest rate on any outstanding mortgage loans.

40

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2020 and 2019.

		Residential	Commercial
	Farm	All Other	All Other	Total

December 31, 2020
Recorded Investment (All)

Current	$62	$–	$8,846	$8,908
30-59 Days Past Due	–	1	–	1
180+ Days Past Due	–	–	106	106

Participant or Co-lender in
Mortgage Loan Agreement
Recorded Investment	$42	$–	$911	$953

		Residential	Commercial
	Farm	All Other	All Other	Total

December 31, 2019
Recorded Investment (All)

Current	$67	$–	$7,659	$7,726
30-59 Days Past Due	–	1	–	1
90-179 Days Past Due	–	–	4	4
180+ Days Past Due	–	–	103	103

Participant or Co-lender in
Mortgage Loan Agreement
Recorded Investment	$44	$–	$2,530	$2,574

At December 31, 2020 and 2019, respectively, multiple mortgage loans with a carrying value of $106 and $106 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans at December 31, 2020 and 2019. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2020 and 2019, there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2020 and 2019, the Company held no impaired loans with or without a related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2020 and 2019, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans. The average recorded investment in impaired loans during 2020 and 2019 was $3 and $0, respectively.

41

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2020	2019	2018

Balance at beginning of period	$–	$–	$27
Additions, net charged to operations	1	–	–
Recoveries in amounts previously charged off	(1)	–	(27)

Balance at end of period	$–	$–	$–

As of December 31, 2020 and 2019, the Company had no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2020, 2019 and 2018, respectively, the Company recognized $0, $0 and $1 of interest income on impaired loans. Interest income of $0, $0 and $1, respectively, was recognized on a cash basis for the years ended December 31, 2020, 2019 and 2018.

At December 31, 2020 and 2019, the Company held a mortgage loan loss reserve in the AVR of $116 and $105, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution				Property Type Distribution
	December 31			December 31
	2020	2019		2020	2019

Pacific	29%	25%	Apartment	48%	49%
South Atlantic	23	25	Office	17	13
Middle Atlantic	13	14	Retail	16	18
E. North Central	9	9	Industrial	14	15
W. South Central	9	8	Other	3	3
Mountain	7	7	Medical	1	1
W. North Central	6	8	Agricultural	1	1
E. South Central	3	3
New England	1	1

At December 31, 2020, 2019 and 2018, the Company had mortgage loans with a total net admitted asset value of $14, $21 and $23, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2020, 2019 and 2018 related to such restructurings. At

42

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2020 and 2019, there were no commitments to lend additional funds to debtors owing receivables.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $1, $5 and $26 were taken on real estate in 2020, 2019 and 2018, respectively, to write the book value down to the current fair value, and included in net realized capital gains (losses), within the Statements of Operations, for the year ended December 31, 2020.

As of December 31, 2020, there were eight properties classified as held for sale. As of December 31, 2019, there were five properties classified as held for sale. The Company is working with an external commercial real estate advisor firm to actively market the properties and negotiate with potential buyers. During 2020, one property classified as held for sale was disposed. During 2019, four properties classified as held for sale were disposed of resulting in a net realized gain of $26. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

On October 28, 2020, the Company sold the Transamerica Pyramid Property located in San Francisco, CA, resulting in a realized gain of $255. As part of the sale transaction, the Company issued mortgage loans supporting the property at commercial rates in the amount of $427. The Company also disposed of other properties during 2020 and 2019 resulting in net realized gains of $3 and $9, respectively. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

The carrying value of the Company’s real estate assets at December 31, 2020 and 2019 was as follows:

	2020	2019

Home office properties	$41	$46
Investment properties	–	187
Properties held for sale	15	6

	$56	$239

Accumulated depreciation on real estate at December 31, 2020 and 2019, was $24 and $106, respectively.

Other Invested Assets

The Company recorded impairments of $19, $5, and $3 throughout years 2020, 2019 and 2018, respectively. These impairments were primarily related to private equity funds. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated. These write-downs are included in net realized capital gains (losses) within the Statements of Operations.

43

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Tax Credits

At December 31, 2020, the Company had ownership interests in sixty-four LIHTC investments with a carrying value of $141. The remaining years of unexpired tax credits ranged from one to thirteen, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2021 to 2029 is $30. Tax credits recognized in 2020 were $119, and other tax benefits recognized in 2020 were $9. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2019, the Company had ownership interests in sixty-seven LIHTC investments with a carrying value of $103. The remaining years of unexpired tax credits ranged from one to twelve, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2020 to 2029 is $93. Tax credits recognized during 2019 was $94 and other benefits recognized in 2019 were $4. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2020 and 2019:

		December 31, 2020

Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount*

Low-Income Housing Tax Credits	MA	$1	$5
Economic Redevelopment and Growth Tax Credits	NJ	6	37

Total		$7	$42

		December 31, 2019

Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount

Low-Income Housing Tax Credits	MA	$3	$6
Economic Redevelopment and Growth Tax Credits	NJ	5	40

Total		$8	$46

*The unused amount reflects credits that the Company deems will be realizable in the period 2020-2030.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

44

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Derivatives

Amounts disclosed in this Derivatives section do not include derivatives utilized in the hedging of variable annuity guarantees in accordance with SSAP 108. Please see the subsequent section “Derivatives Hedging Variable Annuity Guarantees” for results associated with those derivatives.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2020 and 2019 was as follows:

	2020	2019

Fair value - positive	$976	$866
Fair value - negative	(1,557)	(763)

At December 31, 2020, 2019 and 2018, the Company has recorded unrealized gains (losses) of ($334), ($266) and $861, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. The Company did not recognize any unrealized gains or losses during 2020, 2019 and 2018 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 23 years for forecasted hedge transactions. At December 31, 2020 and 2019, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2020 and 2019, the Company has accumulated deferred gains in the amount of $1 and $4, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2021.

45

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Summary of realized gains (losses) by derivative type for the years ended December 31, 2020, 2019 and 2018:

	2020	2019	2018
Options:
Calls	$(805)	$(15)	$60
Puts	(299)	–	(27)
Collars	(62)	–	–
Total options	$(1,166)	$(15)	$33
Swaps:
Interest rate	$–	$95	$(300)
Credit	(6)	(3)	(17)
Total return	(851)	(621)	(210)
Total swaps	$(857)	$(529)	$(527)
Futures - net positions	480	752	(393)
Lehman settlements	–	–	1
Total realized gains (losses)	$(1,543)	$208	$(886)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2020 and 2019:

	Asset(1)		Liability(1)
	2020	2019	2020	2019
Derivative component of RSATs
Credit default swaps	$34	$75	$(6)	$(12)
Interest rate swaps	6	3	–	–

(1)	Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2020 and 2019:

	Asset(1)		Liability(1)
	2020	2019	2020	2019
Derivative component of RSATs
Credit default swaps	$67	$79	$(10)	$(14)
Interest rate swaps	6	4	–	–
Total	$73	$83	$(10)	$(14)

(1)	Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

46

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The net realized gains (losses) on the derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2020, 2019 and 2018:

	2020	2019	2018
Derivative component of RSATs
Credit default swaps	$(6)	$(3)	$(7)
Interest rate swaps	–	–	(9)
Total	$(6)	$(3)	$(16)

As stated in Note 2, the Company replicates investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

47

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2020 and 2019:

		2020
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1

Single name credit default swaps (3)		$15	$779	3.4
Credit default swaps referencing indices		–	44	32.6

Subtotal		15	823	5.0

BBB	2
Single name credit default swaps (3)		36	1,870	3.5
Credit default swaps referencing indices		24	1,741	2.9

Subtotal		60	3,611	3.2

BB	3
Single name credit default swaps (3)		3	113	1.9

Subtotal		3	113	1.9

B	4
Single name credit default swaps (3)		(1)	50	2.2

Subtotal		(1)	50	2.2

Total		$77	$4,597	3.5

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

48

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Rating Agency Designation of Referenced Credit Obligations (1)		2019
	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1

Single name credit default swaps (3)		$10	$714	1.8
Credit default swaps referencing indices		–	20	40.8

Subtotal		10	734	2.9

BBB	2
Single name credit default swaps (3)		51	2,342	1.9
Credit default swaps referencing indices		29	1,508	2.8

Subtotal		80	3,850	2.2

BB	3
Single name credit default swaps (3)		3	78	1.6

Subtotal		3	78	1.6

Total		$93	$4,662	2.3

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2020, there were not any potential future recoveries available to offset the $4,597 from the table above. At December 31, 2019, there were not any potential future recoveries available to offset the $4,662 from the table above.

49

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2020 and 2019, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value

	2020	2019	2020	2019

Derivative assets:
Credit default swaps	$3,813	$3,303	$67	$79
Currency swaps	214	140	21	22
Equity futures	–	–	9	3
Equity swaps	969	209	88	–
Interest rate futures	–	–	10	–
Interest rate swaps	2,543	399	100	16
Options	9,449	21,197	278	312
Derivative liabilities:
Credit default swaps	1,218	1,734	–	(7)
Currency swaps	373	400	30	19
Equity futures	–	–	4	7
Equity swaps	8,158	4,902	472	216
Interest rate futures	–	–	1	1
Interest rate swaps	8,233	5,498	480	(58)
Options	(4,960)	(3,677)	165	152

*Futures are presented in contract format. Swaps and options are presented in notional format.

Derivatives Hedging Variable Annuity Guarantees

The hedged obligation consists of guaranteed benefits on variable annuity contracts and resembles a long dated put option where claim payment is made whenever account value is less than a guaranteed amount, adjusted for applicable fees. Changes in interest rates impact the present value of future product cash flows (discount rate) as well as the value of investments comprising the account value to be assessed against the guarantee. Under this VM-21 compliant clearly defined hedging strategy (CDHS), interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives such as treasury bond forwards, treasury futures, interest rate swaps, interest rate swaptions or treasury future options. Retroactive to January 1, 2020, the Company re-designated the portfolio of contracts giving rise to the hedged item. The re-designation will more acutely reflect alignment between hedge performance and reserve valuations pertaining to the hedged item on a forward-looking basis. Also retroactive to January 1, 2020, the Company elected to immediately amortize the full $195 SSAP No. 108 asset balance associated with the former designated portfolio through net realized capital gains (losses) within the Statements of Operations. Total return on the designated portfolio of derivatives remains highly effective in covering the interest rate risk of the hedged obligation. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP 108 and entails assessment of the total return on the designated portfolio of derivatives against changes in the fair value of the hedged obligation due to interest rate movements on a cumulative basis.

50

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Scheduled amortization for SSAP 108 derivatives as of December 31, 2020 is as follows:

Amortization Year	Deferred Assets	Deferred Liabilities

2021	$(16)	$1
2022	(16)	1
2023	(16)	1
2024	(16)	1
2025	(16)	1
2026	(16)	1
2027	(16)	1
2028	(16)	1
2029	(16)	1
2030	(11)	1

Total	$(155)	$10

The following table is a reconciliation of the total deferred balance (net of tax) of SSAP 108 derivatives:

		Total Deferred Balance

1.	Balance at July 1, 2019	$190
2.	Amortization	19
3.	Deferred Recognition	(24)

4.	Balance at December 31, 2019 [1-(2+3)]	$195
5.	Amortization	191
6.	Deferred Recognition	149

7.	Balance at December 31, 2020 [4-(5+6)]	$(145)

The following tables provide information regarding SSAP 108 hedging instruments:

	2020	2019

Amortized cost	$1	$–
Fair value	(2)	74

December 31, 2020

	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*

Derivative performance	$–	$1,819	$(80)	$1,739

SSAP 108 Adjustments
Portion of the derivative performance attributed to natural offset	37	(1,417)	(170)	(1,550)
Deferred	(37)	(402)	250	(189)

*Totals shown are pre-tax

51

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2019

	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total

Derivative performance	$24	$495	$(373)	$146

SSAP 108 Adjustments
Portion of the derivative performance attributed to natural offset	–	(184)	14	(170)
Deferred	(24)	(311)	359	24

	Year Ended December 31
	2020	2019

Prior year fair value of hedged item	$(1,395)	$(2,294)
Current year fair value of hedged item	(3,021)	(2,574)

Change in fair value attributable to interest rates	$(1,626)	$(280)

Portion of the fair value change attributed to the hedged risk	$(1,626)	$(232)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2020 and 2019, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2020

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A)	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$2,115	$–	$–	$–	$2,115
Subject to repurchase agreements	200	–	–	–	200
Subject to dollar repurchase agreements	958	–	–	–	958
FHLB capital stock	111	–	–	–	111
On deposit with states	44	–	–	–	44
Pledged as collateral to FHLB (including assets backing funding agreements)	3,818	–	–	–	3,818
Pledged as collateral not captured in other categories	1,399	–	–	–	1,399
Other restricted assets	1,689	–	–	–	1,689

Total restricted assets	$10,334	$–	$–	$–	$10,334

52

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2019)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$2,004	$111	$–	$2,115	1.05%	1.06%
Subject to repurchase agreements	113	87	–	200	0.10%	0.10%
Subject to dollar repurchase agreements	805	153	–	958	0.48%	0.48%
FHLB capital stock	100	11	–	111	0.06%	0.06%
On deposit with states	48	(4)	–	44	0.02%	0.02%
Pledged as collateral to FHLB (including assets backing funding agreements)	3,089	729	–	3,818	1.90%	1.90%
Pledged as collateral not captured in other categories	986	413	–	1,399	0.70%	0.70%
Other restricted assets	1,582	107	–	1,689	0.84%	0.84%

Total restricted assets	$8,727	$1,607	$–	$10,334	5.15%	5.16%

The amounts reported as other restricted assets in the table above represent assets held in trust related to reinsurance.

The following tables show the pledged or restricted assets in other categories as of December 31, 2020 and 2019, respectively:

	Gross (Admitted & Nonadmitted) Restricted 2020

Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total

Derivatives	$1,376	$–	$–	$–	$1,376
Secured funding agreements	21	–	–	–	21
AMBAC	2	–	–	–	2

Total	$1,399	$–	$–	$–	$1,399

	Gross (Admitted & Nonadmitted) Restricted			Percentage

Description of Assets	Total From Prior Year (2019)	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Derivatives	$977	$399	$1,376	0.69%	0.69%
Secured funding agreements	6	15	21	0.01%	0.01%
AMBAC	2	–	2	0.00%	0.00%

Total	$985	$414	$1,399	0.70%	0.70%

53

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2020 and 2019:

2020

Collateral Assets	Carrying Value	Fair Value	Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$1,574	$1,574	2.00%	2.01%
Securities lending collateral assets	2,115	2,115	2.68	2.70
Other	33	33	0.04	0.04

Total collateral assets	$3,722	$3,722	4.72%	4.75%

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$3,724	5.29%

2019
Collateral Assets	Carrying Value	Fair Value	Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$1,354	$1,354	1.87%	1.89%
Securities lending collateral assets	2,004	2,004	2.77	2.79
Other	36	36	0.05	0.05

Total collateral assets	$3,394	$3,394	4.69%	4.73%

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$3,397	5.44%

54

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2020	2019	2018

Income:
Bonds	$2,025	$1,992	$2,066
Preferred stocks	9	8	10
Common stocks	57	235	164
Mortgage loans on real estate	378	346	309
Real estate	40	55	56
Policy loans	116	117	119
Cash, cash equivalents and short-term investments	24	80	53
Derivatives	606	42	59
Other invested assets	214	64	84

Gross investment income	3,469	2,939	2,920
Less: investment expenses	210	283	304

Net investment income before amortization of IMR	3,259	2,656	2,616
Amortization of IMR	102	109	128

Net investment income	$3,361	$2,765	$2,744

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized

	Year Ended December 31
	2020	2019	2018

Bonds	$53	$58	$(307)
Preferred stocks	(20)	2	2
Common stocks	(13)	25	(3)
Mortgage loans on real estate	(1)	–	(27)
Real estate	257	30	5
Cash, cash equivalents and short-term investments	(1)	–	–
Derivatives	249	519	(886)
Variable annuity reserve hedge offset	(192)	(160)	–
Other invested assets	43	95	137

Change in realized capital gains (losses), before taxes	375	569	(1,079)
Federal income tax effect	(128)	(52)	51
Transfer from (to) interest maintenance reserve	(134)	(48)	242

Net realized capital gains (losses) on investments	$113	$469	$(786)

55

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized

	Year Ended December 31
	2020	2019	2018

Bonds	$53	$74	$43
Preferred stocks	9	(9)	(3)
Common stocks	22	5	1
Affiliated entities	182	467	187
Mortgage loans on real estate	–	–	27
Derivatives	(364)	(787)	1,088
Other invested assets	3	67	42

Change in unrealized capital gains (losses), before taxes	(95)	(183)	1,385
Taxes on unrealized capital gains (losses)	(31)	(93)	(58)

Change in unrealized capital gains (losses), net of tax	$(126)	$(276)	$1,327

6. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations, net of reinsurance, at December 31, 2020 and 2019 were as follows:

	2020		2019

	Gross	Net of Loading	Gross	Net of Loading

Life and annuity:
Ordinary first-year business	$1	$–	$9	$2
Ordinary renewal business	206	172	422	370
Group life direct business	23	13	24	14

	$230	$185	$455	$386

56

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

7. Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2020 and 2019 were as follows:

	Year Ended December 31
	2020	2019

Life insurance reserves	$25,805	$23,650
Annuity reserves and supplementary contracts with life contingencies	18,328	15,478
Accident and health reserves (including long term care)	6,833	6,737

Total policy reserves	$50,966	$45,865

Deposit-type contracts	946	948
Policy claims	1,257	943

Total policy reserves, deposit-type contracts and claim liabilities	$53,169	$47,756

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method or Actuarial Guideline XXXVIII. Effective July 1, 2017, term insurance issued follows Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. Effective July 1, 2017, for substandard term insurance policies, per VM-20 requirements, the substandard rating is applied to the reserve mortality. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

57

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As of December 31, 2020 and 2019, the Company had insurance in force aggregating $52,537 and $65,518, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the IID. The Company established policy reserves of $1,586 and $1,936 to cover these deficiencies as of December 31, 2020 and 2019, respectively.

Participating life insurance policies were issued by the Company in prior years which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 0.05% of ordinary life insurance in force at December 31, 2020 and 2019.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.00 to 11.75 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount.

Both the stochastic reserves and the standard projection are determined as the conditional tail expectation (CTE)-70 of the scenario reserves. To determine the CTE-70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and Society of Actuaries. The stochastic reserves uses prudent estimate assumptions based on Company experience, while the standard projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

58

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2020 and 2019, the Company had no premium deficiency reserve related to accident and health policies.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

59

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2020
2020	$–	$1,105	$410	$695
2019 and prior	2,009	(97)	612	1,300

	2,009	$1,008	$1,022	1,995

Active life reserve	$5,136			$5,342

Total accident and health reserves	$7,145			$7,337

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2019
2019	$–	$1,142	$468	$674
2018 and prior	1,996	(16)	645	1,335

	1,996	$1,126	$1,113	2,009

Active life reserve	$5,023			$5,136

Total accident and health reserves	$7,019			$7,145

The change in the Company’s unpaid claims reserve was ($97) and ($16) for the years ended December 31, 2020 and 2019, respectively, for health claims that were incurred prior to those balance sheets dates. The change in 2020 was due to significantly better than expected experience primarily due to reduced medical claims and accidental deaths. The change in 2019 was in normal range.

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year

Year ended December 31, 2020
2019	$–	$37	$22	$15
2018 and prior	44	(14)	2	28

	$44	$23	$24	$43

Year ended December 31, 2019
2018	$–	$33	$19	$14
2017 and prior	49	(15)	4	30

	$49	$18	$23	$44

60

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company decreased the claim adjustment expense provision for insured events of prior years during 2020.

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Included in the liability for deposit-type contracts at December 31, 2020 and 2019 are approximately $12 and $11, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

61

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31
	2020

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$466	$7	$–	$473	1%
At book value less surrender charge of 5% or more	1,411	–	–	1,411	2
At fair value	4	–	74,045	74,049	83

Total with adjustment or at fair value	1,881	7	74,045	75,933	86
At book value without adjustment (minimal or no charge or adjustment)	8,050	–	–	8,050	9
Not subject to discretionary withdrawal provision	3,943	–	497	4,440	5

Total individual annuity reserves	13,874	7	74,542	88,423	100%

Less reinsurance ceded	3,027	–	–	3,027

Net individual annuities reserves	$10,847	$7	$74,542	$85,396

	December 31
	2020

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$1,886	$23	$–	$1,909	4%
At book value less surrender charge of 5% or more	21	–	–	21	–
At fair value	–	–	34,723	34,723	82

Total with adjustment or at fair value	1,907	23	34,723	36,653	86
At book value without adjustment (minimal or no charge or adjustment)	4,066	–	–	4,066	9
Not subject to discretionary withdrawal provision	2,124	–	42	2,166	5

Total group annuities reserves	8,097	23	34,765	42,885	100%

Less reinsurance ceded	358	–	–	358

Net group annuities reserves	$7,739	$23	$34,765	$42,527

62

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2020

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$5	$–	$–	$5	1%

Total with adjustment or at fair value	5	–	–	5	1
At book value without adjustment (minimal or no charge or adjustment)	2	–	–	2	–
Not subject to discretionary withdrawal provision	691	52	18	761	99

Total deposit-type contracts	698	52	18	768	100%

Less reinsurance ceded	10	–	–	10

Net deposit-type contracts	$688	$52	$18	$758

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$17,423
Exhibit 5, Supp contracts with life contingencies section, total (net)	906
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	945

Subtotal	19,274
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	108,841
Exhibit 3, Supp contracts with life contingencies section, total	496
Other contract deposit funds	70

Subtotal	109,407

Combined total	$128,681

	December 31
	2019

		Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
	General
Individual Annuities:	Account

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$549	$7	$–	$556	1%
At book value less surrender charge of 5% or more	910	–	–	910	1
At fair value	4	–	69,434	69,438	84

Total with adjustment or at fair value	1,463	7	69,434	70,904	86
At book value without adjustment (minimal or no charge or adjustment)	8,764	–	–	8,764	10
Not subject to discretionary withdrawal provision	2,820	–	399	3,219	4

Total individual annuity reserves	13,047	7	69,833	82,887	100%

Less reinsurance ceded	3,043	–	–	3,043

Net individual annuity reserves	$10,004	$7	$69,833	$79,844

63

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2019

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$1,108	$27	$–	$1,135	3%
At book value less surrender charge of 5% or more	–	–	–	–	–
At fair value	–	–	31,245	31,245	83

Total with adjustment or at fair value	1,108	27	31,245	32,380	86
At book value without adjustment (minimal or no charge or adjustment)	2,794	–	–	2,794	8
Not subject to discretionary withdrawal provision	2,219	–	38	2,257	6

Total group annuity reserves	6,121	27	31,283	37,431	100%

Less reinsurance ceded	377	–	–	377

Net group annuity reserves	$5,744	$27	$31,283	$37,054

	December 31
	2019

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$5	$–	$–	$5	1%

Total with adjustment or at fair value	5	–	–	5	1
At book value without adjustment (minimal or no charge or adjustment)	1	–	–	1	–
Not subject to discretionary withdrawal provision	697	49	12	758	99

Total deposit-type contracts	703	49	12	764	100%

Less reinsurance ceded	24	–	–	24

Net deposit-type contracts	$679	$49	$12	$740

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$14,604
Exhibit 5, Supp contracts with life contingencies section, total (net)	875
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	948

Subtotal	16,427
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	100,752
Exhibit 3, Supp contracts with life contingencies section, total	398
Other contract deposit funds	61

Subtotal	101,211

Combined total	$117,638

64

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31
	2020

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$254	$254	$389
Universal life	9,936	9,515	11,720
Universal life with secondary guarantees	5,153	5,043	10,712
Indexed universal life with secondary guarantees	4,663	3,067	4,301
Other permanent cash value life insurance	4,573	4,573	7,046
Variable universal life	661	644	1,529
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	–	–	8,349
Accidental death benefits	–	–	50
Disability- active lives	–	–	49
Disability- disabled lives	–	–	167
Miscellaneous reserves	–	–	1,921

Total (gross)	25,240	23,096	46,233
Reinsurance ceded	4,203	4,203	20,428

Total (net)	$21,037	$18,893	$25,805

	Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$665	$665	$665

Total (gross)	665	665	665

Total (net)	$665	$665	$665

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$8,292	$8,274	$9,689

Total (gross)	8,292	8,274	9,689

Total (net)	$8,292	$8,274	$9,689

65

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$24,725
Exhibit 5, Accidental death benefits section total (net)	23
Exhibit 5, Disability - active lives section, total (net)	23
Exhibit 5, Disability - disabled lives section, total (net)	146
Exhibit 5, Miscellaneous reserves section, total (net)	888

Subtotal	25,805
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	10,354

Subtotal	10,354

Combined total	$36,159

	December 31
	2019

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$174	$223	$377
Universal life	10,143	9,684	13,611
Universal life with secondary guarantees	3,586	3,499	10,028
Indexed universal life with secondary guarantees	3,964	2,536	3,628
Other permanent cash value life insurance	4,099	5,050	7,638
Variable universal life	647	634	1,560
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	–	–	8,445
Accidental death benefits	–	–	52
Disability- active lives	–	–	67
Disability- disabled lives	–	–	172
Miscellaneous reserves	–	–	2,889

Total (gross)	22,613	21,626	48,467
Reinsurance ceded	4,156	4,156	24,817

Total (net)	$18,457	$17,470	$23,650

	Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$653	$653	$653

Total (gross)	653	653	653

Total (net)	$653	$653	$653

66

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$7,408	$7,375	$8,705

Total (gross)	7,408	7,375	8,705

Total (net)	$7,408	$7,375	$8,705

Reconcililation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$21,934
Exhibit 5, Accidental death benefits section total (net)	24
Exhibit 5, Disability - active lives section, total (net)	40
Exhibit 5, Disability - disabled lives section, total (net)	154
Exhibit 5, Miscellaneous reserves section, total (net)	1,498

Subtotal	23,650
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	9,358

Subtotal	9,358

Combined total	$33,008

Separate Accounts

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder.

67

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2020, 2019 and 2018 is as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Accounts Separate	Total

Premiums, deposits and other considerations for the year ended December 31, 2020	$–	$1	$12	$9,402	$9,415

Reserves for separate accounts as of December 31, 2020 with assets at:
Fair value	$–	$80	$2	$119,013	$119,095
Amortized cost	–	665	–	–	665

Total as of December 31, 2020	$–	$745	$2	$119,013	$119,760

Reserves for separate accounts by withdrawal characteristics as of December 31, 2020:
With fair value adjustment	$–	$30	–	$–	$30
At fair value	–	–	–	118,457	118,457
At book value without fair value adjustment and with current surrender charge of less than 5%	–	665	–	–	665

Subtotal	–	695	–	118,457	119,152
Not subject to discretionary withdrawal	–	50	2	556	608

Total separate account reserve liabilities at December 31, 2020	$–	$745	$2	$119,013	$119,760

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Accounts Separate	Total

Premiums, deposits and other considerations for the year ended December 31, 2019	$–	$–	$12	$9,623	$9,635

Reserves for separate accounts as of December 31, 2019 with assets at:
Fair value	$–	$65	$18	$109,833	$109,916
Amortized cost	–	653	–	–	653

Total as of December 31, 2019	$–	$718	$18	$109,833	$110,569

Reserves for separate accounts by withdrawal characteristics as of December 31, 2019:
With fair value adjustment	$–	$35	$–	$–	$35
At fair value	–	–	–	109,384	109,384
At book value without fair value adjustment and with current surrender charge of less than 5%	–	653	–	–	653

Subtotal	–	688	–	109,384	110,072
Not subject to discretionary withdrawal	–	30	18	449	497

Total separate account reserve liabilities at December 31, 2019	$–	$718	$18	$109,833	$110,569

68

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Accounts Separate	Total

Premiums, deposits and other considerations for the year ended December 31, 2018	$–	$–	$12	$9,855	$9,867

Reserves for separate accounts as of December 31, 2018 with assets at:
Fair value	$–	$67	$15	$97,484	$97,566
Amortized cost	–	647	–	–	647

Total as of December 31, 2018	$–	$714	$15	$97,484	$98,213

Reserves for separate accounts by withdrawal characteristics as of December 31, 2018:
With fair value adjustment	$–	$43	$–	$–	$43
At fair value	–	–	–	97,125	97,125
At book value without fair value adjustment and with current surrender charge of less than 5%	–	647	–	–	647

Subtotal	–	690	–	97,125	97,815
Not subject to discretionary withdrawal	–	24	15	359	398

Total separate account reserve liabilities at December 31, 2018	$–	$714	$15	$97,484	$98,213

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31

	2020	2019	2018

Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$9,484	$10,116	$10,219
Transfers from separate accounts	(14,305)	(15,216)	(14,591)

Net transfers from separate accounts	(4,821)	(5,100)	(4,372)
Miscellaneous reconciling adjustments	(29)	(30)	(35)

Net transfers as reported in the summary of operations of the life, accident and health annual statement	$(4,850)	$(5,130)	$(4,407)

69

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2020 and 2019, the Company’s separate account statement included legally insulated assets of $121,803 and $112,206, respectively. The assets legally insulated from general account claims at December 31, 2020 and 2019 are attributed to the following products:

	2020	2019

Group annuities	$32,435	$29,613
Variable annuities	77,850	72,488
Fixed universal life	696	684
Variable universal life	9,257	8,034
Variable life	1,492	1,338
Modified separate accounts	50	27
Registered market value annuity product - SPL	12	13
WRL asset accumulator	11	9

Total separate account assets	$121,803	$112,206

At December 31, 2020 and 2019, the Company held separate account assets not legally insulated from the general account in the amount of $17 and $22, respectively, related to variable annuity products.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $565, $552, $550, $538, and $517, to the general account in 2020, 2019, 2018, 2017, and 2016, respectively. During the years ended December 31, 2020, 2019, 2018, 2017, and 2016 the general account of the Company had paid $75, $75, $69, $70, and $119 respectively, toward separate account guarantees.

At December 31, 2020 and 2019, the Company reported guaranteed separate account assets at amortized cost in the amount of $678 and $653, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $786 and $719 at December 31, 2020 and 2019, respectively, which would have resulted in an unrealized gain of $107 and $66, respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

8. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

70

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2020	2019	2018

Direct premiums	$19,191	$17,922	$17,428
Reinsurance assumed - non affiliates	1,248	1,279	1,337
Reinsurance assumed - affiliates	2	215	243
Reinsurance ceded - non affiliates	(2,612)	(2,540)	(3,120)
Reinsurance ceded - affiliates	(1,106)	(1,168)	(1,291)

Net premiums earned	$16,723	$15,708	$14,597

The Company received reinsurance recoveries in the amount of $4,316, $4,468 and $4,266, during 2020, 2019 and 2018, respectively. At December 31, 2020 and 2019, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $939 and $1,176. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2020 and 2019 of $36,764 and $46,752, respectively, of which $13,916 and $15,156 were ceded to affiliates.

During 2020, 2019 and 2018, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $274 ($179 after tax), $213 ($139 after tax) and $490 ($319 after tax), respectively.

On January 29, 2020, Senior Health Insurance Company of Pennsylvania (SHIP) was placed in rehabilitation by order of the Commonwealth Court of Pennsylvania. The Company worked with the Receiver on a proposal to recapture the business throughout 2020 and a proposal was approved on December 29, 2020. The agreement resulted in the Company recapturing all business previously ceded to SHIP and receiving $310 of assets held in trust while legal proceedings were underway. The assets in excess of the ultimate settlement of the liabilities will be returned to the receiver. The Company will also assume responsibility for administration of the business. No gain or loss was recognized as part of the recapture.

On June 30, 2020, the Company, Transamerica Pacific Re, Inc. (TPRe), and Transamerica Pacific Insurance Company (TPIC) entered into a novation agreement whereby the Company consented to TPIC’s assignment and transfer of its rights and obligations under the universal life coinsurance agreements to TPRe. The novation resulted in no gain or loss. Also on June 30, 2020, the Company recaptured certain universal life policy risks not associated with the secondary guarantee from TPRe for consideration of $2,124 equal to the statutory reserves recaptured resulting in no gain loss and amended and restated the universal life coinsurance agreements to cede only certain universal life secondary guarantee risks to TPRe.

Effective October 1, 2020, the Company recaptured several blocks of life insurance business from an affiliate, Ironwood Re Corp. The Company released funds withheld of $313 and recaptured policyholder reserves of $385 and claims reserves of $4. The transaction resulted in a pre-tax loss of $76 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions

71

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

of this business to Ironwood in the amount of $125 with a corresponding charge to unassigned surplus.

Also effective October 1, 2020, an amendment was made to the military life reinsurance agreement with Ironwood Re Corp. to increase the cession percentage to 100%. As a result of this amendment, the Company ceded additional policyholder reserves of $201 and due premiums of $7 and provided net consideration of $76 which was retained as funds withheld by the Company. The transaction resulted in a pre-tax gain of $118 which was charged directly to unassigned surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective October 1, 2020, the Company recaptured term insurance business from Ironwood Re Corp. The Company received consideration of $206 in the form of released funds withheld and a cash payment, recaptured $445 of policy holder and claim reserves and $2 of due premiums. The transaction resulted in a pre-tax loss of $237 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to Ironwood in the amount of $106 with a corresponding charge to unassigned surplus.

Effective December 31, 2020, the Company ceded certain term insurance business to an unaffiliated entity. The Company paid cash consideration of $201, ceded $439 of reserves and $2 of due and deferred premium. The transaction resulted in a pre-tax gain of $236 which has been recorded directly to unassigned surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective January 1, 2019, the Company recaptured term insurance business of a reinsurance treaty with an affiliate, LIICA Re II, Inc. The universal life with secondary guarantees remained reinsured under the treaty. The Company received cash of $15, recaptured $68 in policyholder reserves, and net due, deferred and advance premiums of $2. The transaction resulted in a pre-tax loss of $51, which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to LIICA Re II in the amount of $14 with a corresponding charge to unassigned surplus.

Effective July 1, 2019, the Company recaptured indexed universal life and variable universal life insurance business from an affiliate, WFG Reinsurance Limited. The Company paid cash of $39, recaptured $2 in policyholder reserves, and policy loans of $1. The transaction resulted in a pre-tax loss of $40 which was partially offset by a commission expense allowance of $6 as unamortized amounts previously deferred to unassigned surplus related to the original inforce reinsurance transactions were released.

In January 2018, Scottish Re Group announced a sale and restructuring plan and commenced Chapter 11 (reorganization) procedures for some of its subsidiaries. In December 2018, the Delaware Department of Insurance began oversight procedures of Scottish Re (U.S.), Inc. (SRUS), with whom the Company is a counterparty for some of its reinsurance activities. SRUS was ordered into receivership for the purposes of rehabilitation on March 6, 2019. On May 16, 2019, the IID suspended the certificate of authority for SRUS but later clarified that reserve credit

72

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

could be taken on reinsurance agreements entered into prior to the revocation date if a recovery analysis could be illustrated. Now, with the continued delays of the reorganization legal proceedings and with no reliable financial information being provided by the receiver or SRUS, the Company has determined it is unable to support a favorable recovery analysis. Therefore, the Company did not take statutory reserve credit and established a loss contingency allowance for doubtful recoveries of billed and unbilled claims in its December 31, 2020 financial statements. The impact was a $182 charge reported in the Statements of Operations.

Effective June 29, 2018, the Company and Wilton Re U. S. Holdings, Inc. (Wilton Re) entered into an agreement as to the “Final Net Settlement Statements and Other Matters” (NSS) associated with the reinsurance agreement between the two companies that was effective April 1, 2017. This agreement related to the reinsurance of the payout annuity and BOLI/COLI business to Wilton Re. As a result of the mutual concessions between the parties, Wilton Re will pay the Company $66. In addition, the Company released a reinsurance receivable in the amount of $12 related to the initial proposed final NSS that was used for closing. The net pretax impact to capital and surplus of these adjustments was $55.

Effective June 29, 2018, the Company and Wilton Re agreed to Amendment No. 1 to the Reinsurance Agreement dated June 28, 2017. This amendment converted risks that were ceded on a modified coinsurance basis to a coinsurance basis by reducing the amount of reinsurance ceded in the NSS and reducing the modco reserves ceded. At the close of the original transaction, the Company offset the reserve ceded related to a modified separate account contract. Within the amendment to the Master Transaction Agreement, the Company agrees to pay Wilton Re an amount in cash equal to $95, which will be offset in full against an equivalent balance of other amounts due and payable to the Company, such that no cash or other assets shall be required to be transferred by the Parties.

Effective July 1, 2018, the Company entered into a reinsurance agreement to cede an in force block of term insurance business to SCOR Global Life Americas. The Company paid consideration of $260, ceded $675 in policyholder reserves, $28 in claim reserves, $8 in due premium (net of commissions), and $13 in interest maintenance reserves liability. The transaction resulted in a pre-tax gain of $448 which will be identified separately on the insurer’s statutory financial statement as a surplus item. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective October 1, 2018, the Company recaptured credit insurance business from an affiliate, Ironwood Re Corp. The Company released $2 in funds withheld liability and recaptured $2 of policyholder reserves. The transaction resulted in a pre-tax loss of $1 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to Ironwood in the amount of $1 ($1 after-tax) with a corresponding charge to unassigned surplus.

Effective October 1, 2018, the Company recaptured insurance business from an affiliate, Harbor View Re Corp. The Company paid cash of $1, released a funds withheld liability of $10 and assumed $10 of policyholder reserves and net due premiums and commissions of $1. The transaction resulted in a pre-tax loss of $1 which has been included in the Statements of Operations.

73

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Effective July 1, 2018, the Company recaptured term insurance business from an affiliate, Stonebridge Reinsurance Company. The Company received cash of $137, recaptured $680 in policyholder reserves, $29 in claim reserves, net due premiums and commissions of $12 and $11 in interest maintenance reserve liability. The transaction resulted in a pre-tax loss of $571 which was included in the Statements of Operations. In addition, as a result of this transaction, amounts previously deferred to surplus under SSAP No. 61R, were released resulting in an increase to earnings, net of tax, of $184.

9. Income Taxes

The net deferred income tax asset at December 31, 2020 and 2019 and the change from the prior year are comprised of the following components:

	December 31, 2020
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$1,923	$243	$2,166
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	1,923	243	2,166
Deferred Tax Assets Nonadmitted	226	–	226

Subtotal (Net Deferred Tax Assets)	1,697	243	1,940
Deferred Tax Liabilities	698	430	1,128

Net Admitted Deferred Tax Assets (Liabilities)	$999	$(187)	$812

	December 31, 2019
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$2,288	$133	$2,421
Statutory Valuation Allowance Adjustment	14	–	14

Adjusted Gross Deferred Tax Assets	2,274	133	2,407
Deferred Tax Assets Nonadmitted	427	–	427

Subtotal (Net Deferred Tax Assets)	1,847	133	1,980
Deferred Tax Liabilities	1,000	238	1,238

Net Admitted Deferred Tax Assets (Liabilities)	$847	$(105)	$742

		Change
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$(365)	$110	$(255)
Statutory Valuation Allowance Adjustment	(14)	–	(14)

Adjusted Gross Deferred Tax Assets	(351)	110	(241)
Deferred Tax Assets Nonadmitted	(201)	–	(201)

Subtotal (Net Deferred Tax Assets)	(150)	110	(40)
Deferred Tax Liabilities	(302)	192	(110)

Net Admitted Deferred Tax Assets (Liabilities)	$152	$(82)	$70

74

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2020	2019	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$824	$960	$(136)
Investments	227	403	(176)
Deferred acquisition costs	534	495	39
Policyholder dividends accrual	3	2	1
Fixed assets	–	7	(7)
Compensation and benefits accrual	34	20	14
Receivables - nonadmitted	32	32	–
Net operating loss carry-forward	–	44	(44)
Tax credit carry-forward	144	260	(116)
Contingent Experience Rate Refunds	32	1	31
Bad Debt Allowance	17	–	17
Litigation reserve	36	18	18
Other (including items <5% of total ordinary tax assets)	40	46	(6)

Subtotal	1,923	2,288	(365)

Statutory valuation allowance adjustment	–	14	(14)
Nonadmitted	226	427	(201)

Admitted ordinary deferred tax assets	1,697	1,847	(150)

Capital:
Investments	243	133	110

Subtotal	243	133	110
Statutory valuation allowance adjustment	–	–	–
Nonadmitted	–	–	–

Admitted capital deferred tax assets	243	133	110

Admitted deferred tax assets	$1,940	$1,980	$(40)

	Year Ended December 31
	2020	2019	Change

Deferred Tax Liabilities:
Ordinary
Investments	$467	$731	$(264)
Policyholder reserves	223	267	(44)
Other (including items <5% of total ordinary tax liabilities)	8	2	6

Subtotal	698	1,000	(302)
Capital
Investments	430	238	192

Subtotal	430	238	192

Deferred tax liabilities	1,128	1,238	(110)

Net admitted deferred tax assets (liabilities)	$812	$742	$70

75

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company’s tax reserve deductible temporary difference decreased by ($396). This change results in an offsetting $396 deductible taxable temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

At December 31, 2020, the Company released its valuation allowance against ordinary deferred tax assets of $14 related to Foreign Tax Credits. During the 2020 tax year, the Company fully utilized its foreign tax credit carryover resulting in no remaining carryover.

As discussed in Note 2, for the years ended December 31, 2020 and 2019, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

			December 31, 2020
			Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$–	$1	$1
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		754	57	811
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	754	57	811
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	1,095
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		943	185	1,128

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$1,697	$243	$1,940

76

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

			December 31, 2019
			Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$–	$11	$11
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		813	32	845
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	813	32	845
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	1,291
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		1,034	90	1,124

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$1,847	$133	$1,980

			Ordinary	Change Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$–	$(10)	$(10)
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		(59)	25	(34)
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	(59)	25	(34)
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(196)
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		(91)	95	4

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$(150)	$110	$(40)

	December 31
	2020	2019	Change

Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	735%	874%	-139%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 Above	$7,298	$8,610	$(1,312)

77

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The impact of tax planning strategies at December 31, 2020 and 2019 was as follows:

	December 31, 2020
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	7%	0%	7%

	December 31, 2019
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	1%	0%	1%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2020	2019	Change

Current Income Tax

Federal	$(109)	$(39)	$(70)
Subtotal	(109)	(39)	(70)
Federal income tax on net capital gains	128	52	76

Federal and foreign income taxes incurred	$19	$13	$6

	Year Ended December 31
	2019	2018	Change

Current Income Tax

Federal	$(39)	$(36)	$(3)

Subtotal	(39)	(36)	(3)
Federal income tax on net capital gains	52	(51)	103

Federal and foreign income taxes incurred	$13	$(87)	$100

78

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2020	2019	2018

Current income taxes incurred	$19	$13	$(87)

Change in deferred income taxes (without tax on unrealized gains and losses)	126	160	(168)

Total income tax reported	$145	$173	$(255)

Income before taxes	$1,444	$3,770	$(1,402)
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$303	$792	$(294)

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$17	$21	$11
Dividends received deduction	(59)	(90)	(77)
Tax-exempt income	(3)	(11)	(4)
Nondeductible expenses	6	5	6
Pre-tax items reported net of tax	(35)	(53)	(23)
Tax credits	(40)	(43)	(61)
Prior period tax return adjustment	(11)	15	(10)
Change in statutory valuation allowance	(14)	14	(2)
Change in uncertain tax positions	–	–	4
Deferred tax change on other items in surplus	(20)	(478)	211
Other	1	1	(16)

Total income tax reported	$145	$173	$(255)

The Company’s federal income tax return is consolidated with other included affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2020.

79

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The amounts, origination dates and expiration dates of operating loss and tax credit carryforwards available for tax purposes:

Description	Amounts	Origination Dates	Expiration Dates

General Business Credit	$4	12/31/2012	12/31/2032
General Business Credit	17	12/31/2013	12/31/2033
General Business Credit	25	12/31/2014	12/31/2034
General Business Credit	56	12/31/2015	12/31/2035
General Business Credit	7	12/31/2016	12/31/2036
General Business Credit	10	12/31/2017	12/31/2037
General Business Credit	7	12/31/2018	12/31/2038
General Business Credit	8	12/31/2019	12/31/2039
General Business Credit	12	12/31/2020	12/31/2040

General Business Credit Total	$146

The following is income tax expense for current year and preceding years that is available for recoupment in the event of future losses:

Total

2018	$–
2019	$–
2020	$1

The total amount of the unrecognized tax benefits that if recognized, would affect the effective income tax rate:

Unrecognized Tax Benefits

Balance at January 1, 2019	$21
Tax positions taken during prior period	–

Balance at December 31, 2019	$21
Tax positions taken during prior period	–

Balance at December 31, 2020	$21

80

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the balance sheets as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2018	$(3)	$–	$(3)
Interest expense (benefit)	4	–	4
Cash received (paid)	2	–	2

Balance at December 31, 2018	$3	$–	$3
Interest expense (benefit)	6	–	6

Balance at December 31, 2019	$9	$–	$9
Interest expense (benefit)	–	–	–
Penalties expense (benefit)	–	–	–
Cash received (paid)	–	–	–

Balance at December 31, 2020	$9	$–	$9

The Company has no federal income tax returns currently under examination. The Internal Revenue Service completed its examination for years 2009 through 2013 resulting in tax return adjustments for which an appeals conference was requested. Federal income tax returns filed in 2017 through 2019 remain open, subject to potential future examination. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

10. Capital and Surplus

The Company has authorized 1,000,000 common stock shares at $10 per share par value of which 676,190 shares were issued and outstanding at December 31, 2020.

The Company has 42,500 Series A preferred shares authorized, of which 0 shares were issued and outstanding at December 31, 2020. The Company repurchased its Series A preferred shares for $58,000 on December 26, 2006 and previously reported 42,500 shares of Series A preferred stock outstanding at $10 par, carried as treasury stock. It was determined that these shares were cancelled by operation of law as they were not stipulated by the Board of Directors to be treasury shares at the time they were repurchased. The cancellation and removal of the preferred stock had no impact to capital and surplus of the Company. The Company also has 250,000 Series B preferred non-voting shares authorized at $10 per share par value, of which 0 shares were issued and outstanding at December 31, 2020.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2021, without the prior approval of insurance regulatory authorities, is $1,178.

81

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

On December 7, 2020, the Company paid an ordinary common stock dividend of $500 to CGC.

On May 13, 2020, TPLIC paid a dividend to its parent company, CGC, in the amount of $700. CGC then contributed this amount to the Company. The dividend and contribution included $77 in cash and $623 in securities. This transaction occurred prior to the merger of TPLIC and the Company. This transaction had no overall impact to capital and surplus of the merged Company.

On December 20, 2019, the Company paid extraordinary common stock dividends of $725 to CGC.

On June 21, 2019, the Company paid a return of capital of $250 to CGC.

On February 1, 2019, the Company paid an ordinary common stock dividend of $8 to CGC.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2020, the Company meets the minimum RBC requirements.

The Company’s surplus notes were held by CGC and Transamerica Corporation (TA Corp). These notes were due 20 years from the date of issuance at an interest rate of 6% and were subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes was to be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

On June 22, 2020, the Company repaid in full its $60 surplus note with CGC. On December 20, 2019, the Company repaid in full its $57 surplus note with TA Corp and made a partial repayment of $43 on its surplus note with CGC. On June 21, 2019, the Company repaid $150 on its surplus note with TA Corp. The Company received approval from IID for each of these transactions as well as prior to making quarterly interest payments.

11. Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2020 and 2019, respectively, securities with a fair value of $2,000 and $1,837 were on loan under securities lending agreements. At December 31, 2020 and 2019, the collateral

82

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $2,115 and $2,004 at December 31, 2020 and 2019, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value

	2020	2019

Open	$2,115	$2,004
Securities received	–	–

Total collateral received	$2,115	$2,004

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2020		2019

	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$215	$215	$70	$70
30 days or less	656	656	551	551
31 to 60 days	429	429	819	819
61 to 90 days	219	219	200	200
91 to 120 days	393	393	195	195
121 to 180 days	203	203	169	169

Total	2,115	2,115	2,004	2,004
Securities received	–	–	–	–

Total collateral reinvested	$2,115	$2,115	$2,004	$2,004

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $2,116 (fair value of $2,115) that are currently tradable securities that could be sold and used to pay for the $2,115 in collateral calls that could come due under a worst-case scenario.

12. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code (IRC). Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key

83

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

employees. The Company will match an amount up to three percent of the participant’s eligible earnings. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). Benefits expense of $14, $14 and $15 was allocated to the Company for the years ended December 31, 2020, 2019 and 2018 respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the IRC.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $27, $28 and $27 for the years ended December 31, 2020, 2019 and 2018, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses was $5, $6 and $6 for the years ended December 31, 2020, 2019 and 2018, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2020, 2019 and 2018 was insignificant.

84

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. Effective August 1, 2020, the Company, and an affiliate, TFLIC, entered into a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the IID, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to these agreements was $703, $486 and $385 during 2020, 2019 and 2018, respectively. The amount paid as a result of being a party to these agreements was $698, $352 and $360 during 2020, 2019 and 2018, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $20, $5, and $6 for these services during 2020, 2019 and 2018, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $89, $97, and $99 for these services during 2020, 2019 and 2018, respectively.

The Company has an administration service agreement with TAM to provide administrative services to the Transamerica Series Trust. The Company received $149, $151 and $160 for these services during 2020, 2019 and 2018, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $43, $51 and $41 for the years ended December 31, 2020, 2019 and 2018, respectively.

Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate. During 2020, 2019 and 2018, the Company received (paid) net interest of $0, ($2) and ($1) from (to) affiliates, respectively. At December 31, 2020 and 2019, respectively, the Company reported net receivables (payables) from (to) affiliates of $191 and ($1). Terms of settlement require that these amounts are settled within 60 days.

85

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2020, the Company had short-term intercompany notes receivable of $149 as follows. In accordance with SSAP No. 25, Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate

TA Corp	$5	August 3, 2021	0.10%
TA Corp	128	October 1, 2021	0.07%
TA Corp	10	November 24, 2021	0.09%
TA Corp	6	December 15, 2021	0.08%

At December 31, 2019, the Company had short-term intercompany notes receivable of $343.

Receivable from	Amount	Due By	Interest Rate

TA Corp	$78	September 4, 2020	2.04%
TA Corp	1	September 5, 2020	2.04%
TA Corp	43	September 19, 2020	2.04%
TA Corp	49	October 21, 2020	1.92%
TA Corp	9	December 18, 2020	1.61%
TA Corp	44	December 26, 2020	1.61%
TA Corp	25	December 29, 2020	1.61%
TA Corp	94	December 30, 2020	1.61%

On June 23, 2020, the Company provided $5 to TPRe in consideration for 5,000 shares of its stock becoming the sole shareholder of TPRe. The Company provided an additional capital contribution of $70 to TPRe on June 26, 2020.

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted
Carrying Value

Real Estate Alternatives Portfolio 2, LLC	$19
Real Estate Alternatives Portfolio 3, LLC	21
Real Estate Alternatives Portfolio 3A, Inc	6
Real Estate Alternatives Portfolio 4 HR, LLC	142
Real Estate Alternatives Portfolio 4 MR, LLC	9
Aegon Workforce Housing Fund 2, L.P.	218
Aegon Workforce Housing Fund 3, L.P.	18
Natural Resources Alternatives Portfolio I, LLC	280
Natural Resources Alternatives Portfolio II, LLC	16
Natural Resources Alternatives Portfolio 3, LLC	229
TA Private Equity Assets LLC	296
Zero Beta Fund, LLC	71

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of

86

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

The following tables shows the disclosures for all SCA investments, except 8bi entities, and balance sheet value (admitted and nonadmitted) as of December 31, 2020 and 2019:

December 31, 2020
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

SSAP No. 97 8a Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8a Entities	XXX	$–	$–	$–

SSAP No. 97 8b(ii) Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$–	$–	$–
AEGON Financial Services Group, Inc.	100	–	–	–
Garnet Assurance Corporation	100	–	–	–
Garnet Assurance Corporation III	100	–	–	–
Intersecurities Insurance Agency, Inc.	100	–	–	–
Life Investors Alliance LLC	100	–	–	–
Real Estate Alternatives Portfolio 3A, Inc.	91	6	6	–
Transamerica Asset Management, Inc.	77	97	97	–
Transamerica Fund Services, Inc.	44	–	–	–

Total SSAP No. 97 8b(iii) Entities	XXX	$103	$103	$–

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	94%	$1,462	$1,462	$–

Total SSAP No. 97 8b(iv) Entities	XXX	$1,462	$1,462	$–

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1,565	$1,565	$–

Aggregate Total	XXX	$1,565	$1,565	$–

87

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2019
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

SSAP No. 97 8a Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8a Entities	XXX	$–	$–	$–

SSAP No. 97 8b(ii) Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–

SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	91%	$22	$22	$–
Garnet Assurance Corporation	100	–	–	–
Life Investors Alliance LLC	100	–	–	–
Asia Investment Holding Ltd.	100	–	–	–
AEGON Financial Services Group, Inc.	100	–	–	–
Garnet Assurance Corporation III	100	–	–	–
Intersecurities Insurance Agency, Inc.	100	–	–	–
Transamerica Asset Management, Inc.	77	90	90	–
Transamerica Fund Services, Inc.	44	–	–	–
World Financial Group Insurance Agency, Inc.	100	–	–	–
AEGON Direct Marketing Services, Inc.	73	–	–	–

Total SSAP No. 97 8b(iii) Entities	XXX	$112	$112	$–

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	94%	$1,261	$1,261	$–

Total SSAP No. 97 8b(iv) Entities	XXX	$1,261	$1,261	$–

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1,373	$1,373	$–

Aggregate Total	XXX	$1,373	$1,373	$–

88

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2020
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**

SSAP No. 97 8a Entities
None			$–

Total SSAP No. 97 8a Entities	—	—	$–	—	—	—

SSAP No. 97 8b(ii) Entities
None			$–

Total SSAP No. 97 8b(ii) Entities	—	—	$–	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$–	–	–	I
AEGON Financial Services Group, Inc.	S2	12/21/2020	–	Y	N	I
Garnet Assurance Corporation	NA		–	–	–	I
Garnet Assurance Corporation III	NA		–	–	–	I
Intersecurities Insurance Agency, Inc.	NA		–	–	–	I
Life Investors Alliance LLC	NA		–	–	–	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		21	–	–	I
Transamerica Asset Management, Inc.	S2	12/17/2020	91	Y	N	I
Transamerica Fund Services, Inc.	NA		–	–	–	I

Total SSAP No. 97 8b(iii) Entities	—	–	$112	—	–	—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	S2	2/18/2021	$941	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$941	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$1,053	—	—	—

Aggregate Total	—	—	$1,053	—	—	—

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

** I – Immaterial or M – Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

89

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2019
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**

SSAP No. 97 8a Entities
None			$–

Total SSAP No. 97 8a Entities	—	—	$–	—	—	—

SSAP No. 97 8b(ii) Entities
None			$–

Total SSAP No. 97 8b(ii) Entities	—	—	$–	—	—	—

SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	S2	10/31/2019	$35	Y	N	I
Garnet Assurance Corporation	NA		–	–	–	I
Life Investors Alliance LLC	NA		–	–	–	I
Asia Investment Holding Ltd.	NA		–	–	–	I
AEGON Financial Services Group, Inc.	NA		–	–	–	I
Garnet Assurance Corporation III	NA		–	–	–	I
Intersecurities Insurance Agency, Inc.	NA		–	–	–	I
Transamerica Asset Management, Inc.	S2	8/30/2019	67	Y	N	I
Transamerica Fund Services, Inc.	NA		–	–	–	I
World Financial Group Insurance Agency, Inc.	NA		–	–	–	I
AEGON Direct Marketing Services, Inc.	NA		–	–	–	I

Total SSAP No. 97 8b(iii) Entities	—	—	$102	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	S2	1/21/2020	$609	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$609	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$711	—	—	—

Aggregate Total	—	—	$711	—	—	—

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

** I – Immaterial or M – Material

(1)NAIC Valuation Amount is as of the Filing Date to the NAIC

The Company reports an investment in the following insurance SCAs for which the reported statutory equity reflects a departure from NAIC SAP. Each of the insurance SCAs listed in the table below reflects an admitted asset, equal to the value of the excess of loss reinsurance asset provided by an unaffiliated company, whereas this would not be an admitted asset recognized by SSAP No. 4, Assets and Non Admitted Assets.

LIICA Re II, Inc.	Excess of loss reinsurance asset
Transamerica Pacific Reinsurance, Inc. (TPRe)	Excess of loss reinsurance asset

90

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has two Limited Purpose Subsidiaries (LPS) with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TLIC Oakbrook Reinsurance, Inc. (TORI)	Credit linked note
TLIC Watertree Reinsurance, Inc. (TWRI)	Excess of loss reinsurance asset

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company’s financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment

SCA Entity (Investments in Insurance SCA Entities)	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Reported Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*

LIICA Re II**	$–	$(2,216)	$–	$–
Transamerica Pacific Reinsurance, Inc.**	–	(1,177)	–	–
TLIC Oakbrook Reinsurance, Inc.	–	(3,493)	1,292	–
TLIC Watertree Reinsurance, Inc.	–	(908)	519	–

* Per AP&P Manual (without permitted or prescribed practices)

** The SCA is valued at zero in the Company’s financial statements

Had the above SCA entities not been permitted to recognize the excess of loss reinsurance assets or the credit linked note as admitted assets in the financial statements, the risk-based capital would have been below the mandatory control level which would have triggered a regulatory event.

Information regarding the Company’s affiliated reinsurance transactions is available in Note 8. Reinsurance.

Information regarding the Company’s affiliated guarantees is available in Note 15. Commitments and Contingencies.

91

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

14. Managing General Agents

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. Information regarding these entities for the years ended December 31, 2020, 2019 and 2018, respectively, is:

					Total Direct Premiums Written /
					Produced By

Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	2020	December 31, 2019	2018

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and income annuities	C, B, P, U	$247	$631	$784

Total					$247	$631	$784

C - Claims Payment

B - Binding Authority

P - Premium Collection

U - Underwriting

The premiums written in 2020, which represents less than 5% of surplus, declined due to the underlying business being closed to new sales in December 2019.

15. Commitments and Contingencies

At December 31, 2020 and 2019, the Company has mortgage loan commitments of $289 and $383, respectively.

The Company has contingent commitments of $893 and $1,190 as of December 31, 2020 and 2019, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $30 and $93, respectively.

The Company leases office buildings and equipment under various non-cancelable operating lease agreements. Rental expense for the years 2020 and 2019 was $20 and $19, respectively.

Private placement commitments outstanding as of December 31, 2020 and 2019 were $115 and $155, respectively.

During 2019, the Company entered into an agreement with Aegon USA Realty Advisors, LLC to commit to purchase certain tax credit investments up to a maximum of $100,000. Under the terms of the agreement, the Company provides certain commitments to purchase tax credit investments that are part of tax credit funds in the event certain conditions are met. The Company did not acquire any tax credit investments during 2020 under this agreement. As of December 31, 2020, the commit to purchase amount is $23.

The Company sold $0 and $101 of “to-be-announced” (TBA) securities as of December 31, 2020 and 2019, respectively. The December 31, 2019 receivable related to these TBAs was reclassed accordingly.

92

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2020 and 2019, respectively, was $295 and $81.

At December 31, 2020 and 2019, securities in the amount of $61 and $47, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s balance sheets as the Company does not have the ability to sell or repledge the collateral.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as a decrease in net investment income. No payments are required as of December 31, 2020. The current assessment of risk of making payments under these guarantees is remote.

As of January 20, 2020, the Company has been discharged of its guarantee to the Monetary Authority of Singapore (MAS) to provide adequate funds to make up for any liquidity shortfall in its wholly-owned foreign life insurance subsidiary, TLB (Singapore Branch), and ensure that TLB was able to continue to meet, pay and settle all present and future obligations. The Company was not required to provide funds prior to the discharge of the guarantee on January 20, 2020 because TLB maintained adequate liquidity to settle its obligations.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency. An acceptable level of solvency is net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation. As of December 31, 2020, there is no payment or performance risk because TLB is able to meet its obligations and has assets in excess of its liabilities by the prevailing level of solvency as of this date.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of Standard & Poor’s Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. The Company can terminate this agreement upon thirty days written

93

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

notice, but not until TLB attains a rating from Standard & Poor’s the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than the Company’s then current rating or AA, whichever is lower. As of December 31, 2020, there is no payment or performance risk because TLB has adequate tangible net worth, sufficient cash to meet its obligations and an operating leverage ratio not in excess of 20 times as of this date.

The Company is not able to estimate the financial statement impact or the maximum potential amount of future payments it could be required to make under these two guarantees as they are considered to be unlimited under the provisions of SSAP No. 5R.

The Company has provided a guarantee to TLB’s (Singapore Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2020 and 2019, TLB holds related statutory-basis policy and claim reserves of $2,315 and $2,335, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2020, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company has provided a guarantee to TLB’s (Hong Kong Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2020 and 2019, TLB policies covered by this guarantee would have resulted in US statutory policy and claim reserves of $3,533 and $3,585, respectively, which would represent a fair measure of the maximum potential amount of future payments the Company under this guarantee based on the US statutory reserve requirements. TLB is a subsidiary of the Company and TLB has invested assets supporting these policies which mitigates this risk. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2020, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company did not recognize a liability for any of the TLB guarantees due to the adoption of SSAP No. 5R, as a liability is not required for guarantees to or on behalf of a wholly-owned subsidiary. Management monitors TLB’s financial condition, and there are no indications that TLB will become insolvent. As such, management feels the risk of payment under these guarantees on behalf of TLB is remote.

The Company is a party to a fee agreement with TLB whereby the Company continues to provide the guarantees with respect to TLB described in the paragraphs above. The Company received $1 and $1 under this agreement in 2020 and 2019, respectively.

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match

94

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The direct statutory reserve established at December 31, 2020 and 2019 for the total payout block is $5,124 and $5,279, respectively. As this reserve is already recorded on the balance sheets of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2020 and 2019:

	December 31

	2020	2019

Aggregate maximum potential of future payments of all guarantees (undiscounted)	$5,848	$5,920

Current liability recognized in financial statements:
Noncontingent liabilities	–	–

Contingent liabilities	–	–

Ultimate financial statement impact if action required:
Incurred claims	5,848	5,920
Other	–	–

Total impact if action required	$5,848	$5,920

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds for asset and liability management and spread lending purposes. The Company has determined the actual/estimated long-term maximum borrowing capacity as $5,793. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

At December 31, 2020 and 2019, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2020	2019

Membership Stock:
Class A	$–	$–
Class B	10	20
Activity Stock	101	80
Excess Stock	–	–

Total	$111	$100

95

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2020 and 2019, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2020
Membership Stock
Class A	$–	$–	$–	$–
Class B	–	–	–	10

Total	$–	$–	$–	$10

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2019
Membership Stock
Class A	$–	$–	$–	$–
Class B	–	–	–	20

Total	$–	$–	$–	$20

At December 31, 2020 and 2019, the amount of collateral pledged and the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value

December 31, 2020
Total Collateral Pledged	$4,215	$3,818
Maximum Collateral Pledged	4,258	3,860

	Fair Value	Carry Value

December 31, 2019
Total Collateral Pledged	$3,263	$3,089
Maximum Collateral Pledged	5,818	5,813

96

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2020 and 2019, the borrowings from the FHLB were as follows:

	December 31, 2020		December 31, 2019

		Funding		Funding
		Agreements		Agreements
	General	Reserves	General	Reserves
	Account	Established	Account	Established

Debt[1]	$2,515	$–	$1,995	$–
Funding agreements[2]	–	–	–	–
Other	–	–	–	–

Total	$2,515	$–	$1,995	$–

1 The maximum amount of borrowing during 2020 was $2,515

2 The maximum amount of borrowing during 2020 was $0

As of December 31, 2020, the weighted average interest rate on FHLB advances was 0.443% with a weighted average term of 2.3 years. As of December 31, 2019, the weighted average interest rate on FHLB advances was 2.146% with a weighted average term of 1.3 years.

At December 31, 2020, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $56,004 and $52,230 as of December 31, 2020 and 2019, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans, where the plan sponsor retains ownership and control of the related plan assets and the Company provides book value benefit responsiveness to qualified participant withdrawals, in the event withdrawals requested exceeds plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit withdrawal needs and earns a market interest rate on these advances. A periodically adjusted contract-crediting rate is a means by which investment and benefit responsiveness experience is passed through to participants. In return for the book value benefit responsiveness guarantee, the Company receives a premium that varies based on such elements as benefit responsiveness exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines ensuring the appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements to have a material impact on the reported financial results. In compliance with statutory guidelines, no reserves were recorded at December 31, 2020.

The Company is party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes includes substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not to be material to the Company’s financial position.

97

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has been named in class actions, as well as individual litigation, relating to increases in monthly deduction rates (MDR) on universal life products. The Company has settled two such class actions, one in January 2019 and one in April 2020. In connection with the first lawsuit, the Company continues to defend against a number of lawsuits initiated by opt out class members. The Company holds provisions totaling approximately $170 for these lawsuits as of December 31, 2020.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $9 and $10 and an offsetting premium tax benefit $7 and $8 at December 31, 2020 and 2019, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $3, $3 and $1, for the years ended December 31, 2020, 2019 and 2018, respectively.

16. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company is party to municipal repurchase agreements which were established via bilateral trades and accounted for as secured borrowings. For municipal repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

98

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information on the securities sold under the municipal repurchase agreements for four quarters of 2020 and 2019:

December 31, 2020
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$200
Fair Value	$167	$211	$232	$232

Ending Balance
BACV	XXX	XXX	XXX	$200
Fair Value	$167	$211	$232	$232

December 31, 2019
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$113
Fair Value	$219	$207	$232	$126

Ending Balance
BACV	XXX	XXX	XXX	$113
Fair Value	$171	$207	$232	$126

		2020			2019

	NAIC 1	NAIC 2	Total	NAIC 1	NAIC 2	Total

Bonds - BACV	$160	$40	$200	$112	$1	$113
Bonds - FV	190	42	232	125	1	126

These securities have maturity dates that range from 2021 to 2097.

The following table provides information on the cash collateral received and liability to return collateral under the municipal repurchase agreements for four quarters of 2020 and 2019:

December 31, 2020
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$131	$164	$182	$101

Ending Balance (1)
Cash	$131	$162	$79	$100

(1) The remaining collateral held was greater than 90 days from contractual maturity.

99

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2019
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$126	$157	$174	$100

Ending Balance (1)
Cash	$126	$154	$78	$98

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2020 and 2019, the Company had dollar repurchase agreements outstanding in the amount of $969 and $706, respectively, which is included in borrowed money on the balance sheets. Those amounts include accrued interest of $2 and $2, at December 31, 2020 and 2019, respectively. At December 31, 2020, securities with a book value of $958 and a fair value of $972 were subject to dollar repurchase agreements. These securities have maturity dates that range from April 1, 2035 to January 1, 2051. At December 31, 2019, securities with a book value of $805 and a fair value of $807 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value

	2020	2019

Open	$967	$704
Securities received	–	–

Total collateral received	$967	$704

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2020 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gains (Losses)

Preferred stocks:
NAIC 4	1	$–	$–	$–

Common stocks	3	$–	$–	$–

100

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

17. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2020 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

	December 31
	2020	2019

Balance Sheets
Total assets as reported in the Company’s Annual Statement	$200,268	$185,304
Decrease in other assets	–	(1,217)
Increase in net deferred income tax asset	–	9

Total assets as reported in the accompanying audited statutory basis balance sheet	$200,268	$184,096

Total liabilities as reported in the Company’s Annual Statement	$192,158	$175,914
Decrease in aggregate reserves for policies and contracts	–	(311)
Increase in policy and contract claim reserves	–	8
Decrease in funds held under reinsurance treaties	–	(742)
Decrease in other liabilities	–	(124)

Total liabilities as reported in the accompanying audited statutory basis balance sheet	$192,158	$174,745

Total capital and surplus as reported in the Company’s Annual Statement	$8,110	$9,390
Decrease in net income	–	(234)
Increase in change in net deferred income tax asset	–	9
Increase in change in surplus as a result of reinsurance	–	186

Total capital and surplus as reported in the accompanying audited statutory basis balance sheet	$8,110	$9,351

Statements of Operations
Statutory net income as reported in the Company’s Annual Statement	$1,291	$3,757
Increase in commissions and expense allowances on reinsurance ceded	(69)	–
Increase in reserve adjustment on reinsurance ceded	193	243
Decrease in fee revenue and other income	3	(104)
Increase in commissions	69	–
Increase in general insurance expenses and other	(196)	(140)
Decrease in premiums and other considerations	–	(653)
Decrease in surrender benefits	–	653
Increase in change in aggregate reserves	–	(41)
Decrease in federal income tax (benefit) expense	–	2
Increase in death benefits	–	(8)

Total net income as reported in the accompanying audited statutory basis statement of operations	$1,291	$3,709

The reconciling differences to the Annual Statement for current and prior year is primarily driven by elimination of affiliated activity for the merged entities in 2020. For additional detail on the impacts of the merger, please refer to Note 1. In addition, prior year reconciling differences also relate to adjustments for actuarial modeling and misclassifications within the Statements of Operations related to accounting for retirement plans.

101

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

18. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the balance sheets date (Type I). Events that are indicative of conditions that arose after the balance sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2020 through April 14, 2021.

102

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2020
Entity Name	FEIN

Transamerica Corporation	42-1484983

AEGON Asset Management Services Inc	39-1884868

AEGON Direct Marketing Services Inc	42-1470697

AEGON Financial Services Group Inc	41-1479568

AEGON Institutional Markets Inc	61-1085329

AEGON Management Company	35-1113520

AEGON USA Real Estate Services Inc	61-1098396

AEGON USA Realty Advisors of CA	20-5023693

AUSA Properties Inc	27-1275705

Commonwealth General Corporation	51-0108922

Creditor Resources Inc	42-1079584

CRI Solutions Inc	52-1363611

Financial Planning Services Inc	23-2130174

Garnet Assurance Corporation	11-3674132

Garnet Assurance Corporation II	14-1893533

Garnet Assurance Corporation III	01-0947856

Intersecurities Ins Agency	42-1517005

Ironwood Re Corp	47-1703149

LIICA RE II	20-5927773

Massachusetts Fidelity Trust	42-0947998

MLIC RE I Inc	01-0930908

Money Services Inc	42-1079580

Monumental General Administrators Inc	52-1243288

Pearl Holdings Inc I	20-1063558

Pearl Holdings Inc II	20-1063571

Pine Falls Re Inc	26-1552330

Real Estate Alternatives Portfolio 3A Inc	20-1627078

River Ridge Insurance Company	20-0877184

Short Hills Management	42-1338496

Stonebridge Benefit Services Inc	75-2548428

TCF Asset Management Corp	84-0642550

TCFC Air Holdings Inc	32-0092333

TCFC Asset Holdings Inc	32-0092334

103

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2020
Entity Name	FEIN

TLIC Oakbrook Reinsurance Inc.	47-1026613

TLIC Watertree Reinsurance, Inc.	81-3715574

Transamerica Accounts Holding Corp	36-4162154

Transamerica Affinity Services Inc	42-1523438

Transamerica Affordable Housing Inc	94-3252196

Transamerica Asset Management	59-3403585

Transamerica Capital Inc	95-3141953

Transamerica Casualty Insurance Company	31-4423946

Transamerica Commercial Finance Corp I	94-3054228

Transamerica Corporation (OREGON)	98-6021219

Transamerica Finance Corporation	95-1077235

Transamerica Financial Advisors	59-2476008

Transamerica Financial Life Insurance Company	36-6071399

Transamerica Fund Services Inc	59-3403587

Transamerica Home Loan	95-4390993

Transamerica International Re (Bermuda) Ltd	98-0199561

Transamerica Investors Securities Corp	13-3696753

Transamerica Life Insurance Company	39-0989781

Transamerica Pacific Insurance Co Ltd	94-3304740

Transamerica Pacific Re, Inc.	85-1028131

Transamerica Premier Life Insurance Company	52-0419790

Transamerica Resources Inc	52-1525601

Transamerica Stable Value Solutions Inc	27-0648897

Transamerica Vendor Financial Services Corporation	36-4134790

United Financial Services Inc	52-1263786

World Fin Group Ins Agency of Massachusetts Inc	04-3182849

World Financial Group Inc	42-1518386

World Financial Group Ins Agency of Hawaii Inc	99-0277127

World Financial Group Insurance Agency of WY Inc	42-1519076

World Financial Group Insurance Agency	95-3809372

Zahorik Company Inc	95-2775959

Zero Beta Fund LLC	26-1298094

104

Statutory-Basis Financial

Statement Schedules

105

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2020

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$7,039	$9,657	$7,314
States, municipalities and political subdivisions	2,863	3,123	2,863
Foreign governments	485	544	485
Hybrid securities	576	658	576
All other corporate bonds	39,241	46,111	39,206
Preferred stocks	109	109	105

Total fixed maturities	50,313	60,202	50,549

Equity securities
Common stocks:
Industrial, miscellaneous and all other	136	180	180

Total equity securities	136	180	180

Mortgage loans on real estate	9,015		9,015
Real estate	56		56
Policy loans	2,037		2,037
Other long-term investments	1,496		1,496
Receivable for securities	3		3
Receivable for derivative cash collateral posted to counterparty	295		295
Securities lending	2,115		2,115
Cash, cash equivalents and short-term investments	1,683		1,683

Total investments	$67,149		$67,429

(1)	Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.

(2)

United States government and corporate bonds of $48 are held at fair value rather than amortized cost due to having an NAIC 6 rating. Two preferred stock securities are held at fair value of $6 due to having an NAIC 4 and 6 ratings.

106

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2020
Individual life	$24,275	$–	$685	$2,264	$1,460	$5,342	$1,388
Individual health	5,760	112	401	750	423	908	405
Group life and health	2,468	23	138	841	159	496	347
Annuity	18,328	–	33	12,868	1,319	19,336	(3,775)

	$50,831	$135	$1,257	$16,723	$3,361	$26,082	$(1,635)

Year ended December 31, 2019
Individual life	$22,141	$–	$472	$2,884	$1,267	$2,658	$1,255
Individual health	5,567	185	299	750	357	1,034	262
Group life and health	2,463	31	138	866	155	471	305
Annuity	15,478	–	34	11,208	986	16,001	(4,217)

	$45,649	$216	$943	$15,708	$2,765	$20,164	$(2,395)

Year ended December 31, 2018
Individual life	$22,542	$–	$488	$1,885	$1,233	$3,089	$1,607
Individual health	5,439	180	270	729	380	915	217
Group life and health	2,462	38	167	1,094	151	604	433
Annuity	15,711	–	38	10,889	745	17,406	(3,462)
Other	–	–	–	–	235	–	–

	$46,154	$218	$963	$14,597	$2,744	$22,014	$(1,205)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

107

Transamerica Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2020
Life insurance in force	$739,067	$736,338	$397,134	$399,863	99%

Premiums:
Individual life	$4,173	$3,106	$1,197	$2,264	53%
Individual health	797	61	14	750	2%
Group life and health	948	133	26	841	3%
Annuity	13,273	418	13	12,868	0%

	$19,191	$3,718	$1,250	$16,723	7%

Year ended December 31, 2019
Life insurance in force	$726,805	$809,789	$421,752	$338,768	124%

Premiums:
Individual life	$4,575	$2,988	$1,297	$2,884	45%
Individual health	797	66	19	750	3%
Group life and health	968	137	35	866	4%
Annuity	11,582	517	143	11,208	1%

	$17,922	$3,708	$1,494	$15,708	10%

Year ended December 31, 2018
Life insurance in force	$744,474	$871,308	$452,075	$325,241	139%

Premiums:
Individual life	$4,393	$3,859	$1,351	$1,885	72%
Individual health	773	69	25	729	3%
Group life and health	1,207	187	74	1,094	7%
Annuity	11,055	296	130	10,889	1%

	$17,428	$4,411	$1,580	$14,597	11%

108

PART C		OTHER INFORMATION

Item 24.		Financial Statements and Exhibits

	(a)	Financial Statements

All required statutory financial statements are included in Part B of this Registration Statement. Required separate account financial statements are incorporated by reference to N-VPFS (811-05672) filed on April 21, 2021.

	(b)	Exhibits:

		(1)	(a)	Resolution of the Board of Directors establishing the WRL Series Annuity Account. Note 1

			(b)	Resolution of Board of Directors of Transamerica Premier Life Insurance Company re-domesticating WRL Series Annuity Account. Note 17

			(c)	Resolution of Board of Directors of Transamerica Premier Life Insurance Company Approving Plan of Merger with Western Reserve Life Assurance Co. of Ohio. Note 17

			(d)	Resolution of Board of Directors of Western Reserve Life Assurance Co. of Ohio Approving Plan of Merger with Transamerica Premier Life Insurance Company. Note 17

		(2)		Not Applicable.

		(3)	(a)	Amended and Restated Principal Underwriting Agreement - Monumental Life Insurance Company and Transamerica Capital, Inc. Note 2

			(b)	Amendment to Amended and Restated Principal Underwriting Agreement. Note 17

			(c)	Form of Broker/Dealer Life Insurance Company Product Sales Agreement by and between TCI Securities Corporation and the Broker/Dealer. Note 3

		(4)	(a)	Specimen Flexible Payment Variable Accumulation Deferred Annuity contract (WL18). Note 4

			(b)	Specimen Flexible Payment Variable Accumulation Deferred Annuity contract (VA30). Note 5

			(c)	Death Benefit Rider (Annual Step-Up Death Benefit - GDB10). Note 5

			(d)	Death Benefit Rider (Compounding Minimum Death Benefit - GDB11). Note 5

			(e)	Guaranteed Minimum Income Benefit Rider (GIB01). Note 4

			(f)	Guaranteed Minimum Income Benefit Rider (GIB02). Note 6

			(g)	Terminal Illness Rider (EA132). Note 4

			(h)	Nursing Care Facility Waiver Endorsement (EA133). Note 4

			(i)	Tax Sheltered Annuity Endorsement (EA125). Note 7

			(j)	Contract Loan Provisions Endorsement (EA 126). Note 7

			(k)	Dollar Cost Averaging Endorsement (EA134). Note 7

			(l)	Asset Rebalancing Program Endorsement (EA135). Note 7

	(m)	Additional Earnings Rider (AER01). Note 6

	(n)	Additional Earnings Rider (AER02). Note 8

	(o)	Split Contract Endorsement (EA141). Note 8

	(p)	Guaranteed Minimum Death Benefit Endorsement (EA138A, EA139A, EA139B EA140). Note 6

	(q)	Guaranteed Minimum Death Benefit Endorsement (EA142, EA145). Note 8

(5)		Application for Flexible Payment Variable Accumulation Deferred Annuity Contract. Note 9

(6)	(a)	Restated Articles of Incorporation and Articles of Re-domestication of Transamerica Premier Life Insurance Company. Note 17

	(b)	Amended and Restated Bylaws Transamerica Premier Life Insurance Company. Note 17

(7)		Reinsurance Agreement (TIRe). Note 10

	(a)	Assignment, Transfer, And Novation. Note 21

	(b)	First Amended and Restated Reinsurance Agreement. Note 21

(8)	(a)	Participation Agreement (Access One and ProFunds). Note 11

	(a)(1)	Amendment No. 1 to Participation Agreement (Access One and ProFunds). Note 17

	(a)(2)	Amendment No. 2 to Participation Agreement (Access One and ProFunds). Note 12

	(a)(3)	Amendment to Agreements (Confidential Information Access One and ProFunds). Note 13

	(a)(4)	Amendment No. 6 to Participation Agreement (Access One and ProFunds). Note 14

(8)	(b)	Participation Agreement (Fidelity). Note 15

	(b)(1)	Amendment No. 4 to Participation Agreement (Fidelity). Note 18

	(b)(2)	Amendment No. 5 to Participation Agreement (Fidelity). Note 2

	(b)(3)	Amendment No. 6 to Participation Agreement (Fidelity). Note 19

	(b)(4)	Amendment No. 7 to Participation Agreement (Fidelity). Note 20

(8)	(c)	Participation Agreement (TST). Note 16

	(c)(1)	Amendment No. 1 to Participation Agreement (TST). Note 14

	(c)(2)	Amended Schedule A 07-01-14 to Participation Agreement (TST). Note 17

	(c)(3)	Amendment No. 2 to Participation Agreement (TST). Note 20

	(c)(4)	Schedule A Revision 5-1-2015 (TST). Note 20

	(c)(5)	Schedule A Revision 7-1-2015 (TST). Note 21

	(c)(6)	Schedule A Revision 12-18-2015 (TST). Note 21

	(c)(7)	Schedule A Revisions 3-21-2016 (TST). Note 21

	(c)(8)	Schedule A Revision 5-1-2016 (TST). Note 21

	(c)(9)	Schedule A Revision 12-1-2016 (TST). Note 22

	(c)(10)	Schedule A Revision 5-1-2017 (TST). Note 23

	(c)(11)	Schedule A Revision 9-29-2017 (TST). Note 24.

	(c)(12)	Schedule A Revision 5-1-2018 (TST). Note 25

	(c)(13)	Schedule A Revision 11-1-2018 (TST). Note 25

	(c)(14)	Schedule A Revision 11-1-2019 (TST). Note 27

(9)		Opinion of Counsel. Note 28.

(10)		Consent of Independent Registered Public Accounting Firm. Note 28.

(11)		Not applicable.

(12)		Not applicable.

(13)		Powers of Attorney. Blake S. Bostwick, Fred Gingerich, Karyn Polak, David Schulz, C. Michiel van Katwijk. Note 28.

Note 1.	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 033-49556) filed on April 20, 1998.

Note 2.	Incorporated herein by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-146323) filed on April 25, 2013.

Note 3.	Incorporated herein by reference to the Initial Filing to Form N-4 Registration Statement (File No. 333-185574) filed on December 20, 2012.

Note 4.	Incorporated herein by reference to the Initial Filing to Form N-4 Registration Statement (File No. 333-82705) filed on July 12, 1999.

Note 5.	Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-82705) filed on February 19, 2003.

Note 6.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-82705) filed on April 19, 2002.

Note 7.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-93169) filed on April 10, 2000.

Note 8.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-93169) filed on April 14, 2003.

Note 9.	Incorporated herein by reference to Pre-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 033-49556) filed on April 23, 2002.

Note 10.	Incorporated herein by reference to Post-Effective Amendment No. 27 to Form N-4 Registration Statement (File No. 33-24856) filed on April 27, 2009.

Note 11.	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-108525) filed on February 13, 2007.

Note 12.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-145461) filed on October 23, 2007.

Note 13.	Incorporated herein by reference to Post-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 333-108525) filed on April 22, 2013.

Note 14.	Incorporated herein by reference to Post-Effective Amendment No. 24 to Form N-4 Registration Statement (File No. 333-108525) filed on August 16, 2013.

Note 15.	Incorporated herein by reference to Post-Effective Amendment No. 24 to Form N-4 Registration Statement (Filed No. 033-80958) filed on April 27, 2005.

Note 16.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-185573) filed on April 10, 2013.

Note 17.	Incorporated herein by reference to the Initial Filing to Form N-4 Registration Statement (File No. 333-199071) filed on October 1, 2014.

Note 18.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-146323) filed on April 29, 2008.

Note 19.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-146323) filed on April 30, 2014.

Note 20.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-199071) filed on April 28, 2015.

Note 21.	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-199071) filed on April 26, 2016.

Note 22.	Incorporated herein by reference to the Initial Filing to Form N-4 Registration Statement (File No. 333-215598) filed on January 18, 2017.

Note 23.	Incorporated herein by reference to Post-Effective Amendment No.3 to Form N-4 Registration Statement (File No. 333-199071) filed on April 27, 2017.

Note 24.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-199071) filed on April 26, 2018.p

Note 25.	Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-199071) filed on December 7, 2018.

Note 26.	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-199071) filed on April 29, 2019.

Note 27	Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-199071) filed on April 24, 2020.

Note 28	Filed herewith

Item 25. Directors and Officers of the Depositor (Transamerica Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor
Blake S. Bostwick 1801 California St. Suite 5200 Denver, CO 80202	Director, Chief Executive Officer and President
Fred Gingerich 4333 Edgewood Road, N.E. Cedar Rapids,.IA 52499	Director, Chairman of the Board, Controller, Assistant Treasurer and Vice President
Karyn Polak 100 Light Street Baltimore, MD 21202	Director, General Counsel, Secretary and Senior Vice President
David Schulz 4333 Edgewood Road, N.E. Cedar Rapids,.IA 52499	Director, Chief Tax Officer and Senior Vice President
C. Michiel van Katwijk 100 Light Street Baltimore, MD 21202	Director, Chief Financial Officer, Executive Vice President and Treasurer

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

As of December 31, 2020, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Members: AHDF Manager I, LLC (0.01%), Mangaging Member; Transamerica Life Insurance Company (5%); non-AEGON affiliates: Dominium Taxable Fund I, LLC (94.99%)	Affordable housing loans
AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC is the Manager; equity will be owned by clients/Investors of AEGON USA Investment Management, LLC	To serve as a fund for a client and offer flexilbility to accommodate other similarly situated clients.
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
Aegon Community Investments 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Life Insurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)

Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 52, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 53, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 54, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 55, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Aegon Community Investments 56, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Aegon Community Investments 57, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 58, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 59, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Community Investments 60, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 61, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 62, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 63, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 64, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Life Insurance Company owns 73.548%; Commonwealth General Corporation owns 26.452%	Marketing company
AEGON Direct Marketing Services International, LLC	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Energy Management, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
Aegon LIHTC Fund 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.01%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Life Insurance Company (25.49750%); non-affiliate of AEGON, Citibank, N.A. (48.9950%)

Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 51, LLC	Delaware	Members: Aegon Community Investments 51, LLC (.01%) as Managing Member; non-affiliate of AEGON, Citibank, N.A. (99.99%)	Investments
Aegon LIHTC Fund 52, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (10.18%); Transamerica Life Insurance Company (1%); Managing Member - Aegon Community Investments 52, LLC (0.01%); non-affiliates of AEGON, Citibank, N.A. (49%); California Bank & Trust (5.21%); Pacific West Bank (7.58%); Ally Bank (11.35%); US Bank (7.58%); Bank of the West (7.46%)

Investments
Aegon LIHTC Fund 54, LLC	Delaware	Non-Member Manager Aegon Community Investments 54, LLC (0%); Members: non-affiliate of Aegon, FNBC Leasing Corporation (100%)	Investments
Aegon LIHTC Fund 55, LLC	Delaware

Members: Managing Member - Aegon Community Investments 55, LLC (.01%); Transamerica Life Insurance Company (2.82%); non-affiliates of AEGON, Bank of Hope (14.26%); CMFG Life Insurance Company (9.72%); Citibank, N.A. (21.69%); ZB

National Association (1.81%); Ally Bank (8.21%); U.S. Bancorp Community Development Corporation (22.10%); Lake City Bank (1.47%); The Guardian Life Insurance Company of America (10.45%); Minnesota Life Insurance Company (7.46%)

Investments
Aegon LIHTC Fund 57, LLC	Delaware	Members: Managing Member - Aegon Community Investments 57, LLC (.01%); non-affiliate of AEGON, Bank of America, N.A. as Investor Member (99.99%)	Investments
Aegon LIHTC Fund 58, LLC	Delaware

Members: Managing Member - Aegon Community Investments 58, LLC (0.01%); Transamerica Life Insurance Company (12%); non-affiliates of AEGON, Allstate Insurance Company (12%); Allstate Life Insurance Company (12%); Ally Bank (17%); CMFG Life Insurance Company (8.05%); Santander Bank, N.A. (22.25%); U.S. Bancorp Community Development Corporation (19.47%); Zions Bancorporation, N.A. (6.35%)

Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 60, LLC	Delaware	Non-Member Manager Aegon Community Investments 60, LLC (0%); Member: non-affiliate of Aegon, FNBC Leasing Corporation (100%)	Investments
Aegon LIHTC Fund 61, LLC	Delaware	Non-Member Manager Aegon Community Investments 61, LLC (0%); Members: non-affiliate of Aegon, HSBC Bank, N.A. (100%)\	Investments
Aegon LIHTC Fund 62, LLC	Delaware	Sole Member: Aegon Community Investments 62, LLC	Investments
Aegon LIHTC Fund 63, LLC	Delaware	Sole Member: Aegon Community Investments 63, LLC	Investments
Aegon LIHTC Fund 64, LLC	Delaware	Sole Member: Aegon Community Investments 64, LLC	Investments
AEGON Managed Enhanced Cash, LLC	Delaware	Sole Member: Tramsamerica Life Insurance Company	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
Aegon Market Neutral Income Fund, LLC	Delaware	AEGON USA Investment Management, LLC is the sole Member until the first Investor buys in, then the entity will be managed by a 3-Member Board of Managers.	Investments
Aegon Multi-Family Equity Fund, LLC	Delaware	Members: Transamerica Life Insurance Company (20%); Transamerica Financial Life Insurance Company (5%); non-affiliate of AEGON: Landmark Real Estate Partners VIII, L.P. (72.1591%).	Investments
Aegon Opportunity Zone Fund Joint Venture 1, LLC	Delaware	Sole Member: Aegon OZF Investments 1, LLC	Investments
Aegon OZF Investments 1, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
Aegon Private Opportunities Partners I, LLC	Delaware	Sole member: Transamerica Life Insurance Company	Investments (private equity)
Aegon Upstream Energy Fund, LLC	Delaware	Sole Member: AEGON Energy Management, LLC	Investments
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company
AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
Aegon Workforce Housing Boynton Place REIT, LLC	Delaware	Sole Member: Aegon Worforce Housing Separate Account 1, LLC	Multifamily private equity structure with third- party Investor
Aegon Workforce Housing Fund 2 Holding Company, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 2, LP	Holding company
Aegon Workforce Housing Fund 2, LP	Delaware	General Partner is AWHF2 General Partner, LLC. Fund Partners: Transamerica Life Insurance Company (80%) and Transamerica Financial Life Insurance Company (20%)	Investments
Aegon Workforce Housing Fund 3 Holding Company, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 3, LP	Holding company
Aegon Workforce Housing Fund 3,LP	Delaware	General Partner is AWHF3 General Partner, LLC. Fund Partners: Transamerica Life Insurance Company (90%) and Transamerica Financial Life Insurance Company (10%)	Investments
Aegon Workforce Housing Park at Via Rosa REIT, LLC	Delaware	Sole Member: Aegon Worforce Housing Separate Account 1, LLC	Multifamily private equity structure with third- party Investor
Aegon Workforce Housing Separate Account 1, LLC	Delaware

Members: Transamerica Life Insurance Company (20.08%); Transamerica Financial Life Insurance Company (4.170%); non-affiliates of AEGON: Lake Tahoe IV, L.P. (23.860%); Townsend RE Global Special Solutions, L.P. (10.230%); Townsend Real Estate Alpha Fund III, L.P. (40.910%). Member Manager: AWHSA Manager 1, LLC.

Multifamily private equity structure with third- party Investor
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMFETF Manager, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% Member; Cupples State LIHTC Investors, LLC - 1% Member; TAH Pentagon Funds, LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AUIM Credit Opportunities Fund, LLC	Delaware	Members: AEGON USA Invesmtent Management, LLC (98.36%); non- affiliate of AEGON (1.64%)	Investment vehicle
AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AWHF2 General Partner, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AWHF3 General Partner, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AWHSA Manager 1, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Multifamily private equity structure with third- party Investor
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- Barfield, LLC (50%)	Investments
Bay State Community Investments I, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments in low income housing tax credit properties
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments
Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Management services
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset Manager: non-affiliate of AEGON, Solar TC Corp. (100%) Investor Member	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Transamerica Life Insurance Company (.01%); non-affiliate of AEGON, Aegon Community Investments III, (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (99.99%) and Transamerica Life Insurance Company (0.01%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII, LLC	Delaware	Members: Managing Member, Garnet Community Investments XII (.01%), Garnet LIHTC Fund XII-B (13.30%), Garnet LIHTC Fund XII-C (13.30%); non- affiliate of Aegon, Bank of America, N.A. (73.39%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (99.99%) and Transamerica Life Insurance Company (.01%).	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (99.99%) and Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Managing Member, Garnet Community Investments .01%; Garnet LIHTC Fund XIII-A (68.10%); Garnet LIHTC Fund XIII-B (31.89%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Managing Member, Garnet Community Investments XIII, LLC (99.99%) and Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Managing Member, Garnet Community Investments XIII, LLC (99.99%) and Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	Sole Member: Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware

Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non- affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity

Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware

Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)

Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVIII, LLC	Delaware

Members: Garnet Community Investments XXVIII LLC (0.01%); non- affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non- affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Members: Garnet Community Investments XXX, LLC (0.01%); non- affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non- affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable Housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non- affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: Garnet Community Investments XXXIV, LLC (99.99%) and Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non- affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as Managing Member; JPM Capital Corporation, a non-AEGON affiliate (99%) as Investor Member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-Member Manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC a Managing Member (1%); non-AEGON affiliate, FNBC Leasing Corporation as Investor Member (99%)	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC (.01%); non- AEGON affiliate, Partner Reinsurance Company of the U.S. (99.99%)	Investments
Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% Managing Member); non-AEGON affiliates : BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).

Investments
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) Managing Member; non-affiliates of AEGON: Community Trust Bank (83.33%) Investor Member; Metropolitan Bank (16.66%) Investor Member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) Managing Member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) Investor Member	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware

Members: Garnet Community Investments XLVII, LLC (1%) Managing Member; Transamerica Life Insurance Company (14%) Investor Member; non- affiliate of AEGON: Citibank, N.A. (49%) Investor Member; New York Life Insurance Company (20.5%) Investor Member and New York Life Insurance and Annuity Corporation (15.5%) Investor Member

Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XLVIII, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (75.18%) and Garnet Community Investments XXXLVIII, LLC (.01%); non-affiliates of AEGON: U.S. Bancorp Community Development Corporation (21.04%), American Republic Insurance Company (2.84%), Bank of Hope (.93%)

Investments
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California

Partners: Garnet LIHTC Fund XIV, LL (99.99% Investor limited partner); Transamerica Affordable Housing, Inc. (non-owner special limited partner); non- affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); TAH Imani Fe GP, LLC (.0033% co- general partner); Grant Housing and Economic Development Corporation (.0033% Managing general partner)

Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Transamerica Life Insurance Company	Insurance agency
Investors Warranty of America, LLC	Iowa	Sole Member: RCC North America LLC	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund 53, LLC	Delaware	Non-Member Manager, AEGON Community Investments 53, LLC (0%); non-affiliates of AEGON: Bank of America, National Association (98%); MUFG Union Bank, N.A. (2%)	Investments
LIHTC Fund 56, LLC	Delaware	Members: Managing Member - Aegon Community Investments 56, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (90%) and MUFG Union Bank, N.A. (10%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
LIHTC Fund 59, LLC	Delaware	Members: Non-Member Manager Aegon Community Investments 59, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (99.99%); Dominium Taxable Fund II, LLC (0.01%)	Investments
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Money Services, Inc.	Delaware	100% AUSA Holding, LLC

Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer- related software and hardware services, including procurement and contract services to some or all of the Members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator
Natural Resources Alternatives Portfolio I, LLC	Delaware	Members: Transamerica Life Insurance Company (96%); Transamerica Financial Life Insurance Company (4%); Managing Member: AEGON USA Realty Advisors, LLC	Investment vehicle - to invest in Natural Resources
Natural Resources Alternatives Portfolio II, LLC	Delaware	Members: Transamerica Life Insurance Company (95%); Transamerica Financial Life Insurance Company (5%)	Investment vehicle
Natural Resources Alternatives Portfolio 3, LLC	Delaware	Members: Transamerica Life Insurance Company (90%); Transamerica Financial Life Insurance Company (10%)	Investment vehicle
Nomagon Title Grandparent, LLC	Delaware	Sole member is AEGON USA Asset Management Holding, LLC; AEGON USA Realty Advisors, LLC is the non- member manager of this entity	Investment vehicle

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Nomagon Title Holding 1, LLC	Delaware	Sole member is Nomagon Title Parent, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Nomagon Title Parent, LLC	Delaware	Sole member is Nomagon Title Grandparent, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- MITBK, LLC (50%)	Investments
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Marketing non-insurance products
Placer 400 Investors, LLC	California	Members: RCC North Amerivca LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non- affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: RCC North America LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Member: Transamerica Life Insurance Company. Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (90.6%).	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (96%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (96%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
TA Private Equity Assets, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments (private equity)
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
THH Acquisitions, LLC	Iowa	Sole Member - Transamerica Life Insurance Company	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: RCC North America LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Asset Management, Inc.	Florida	Transamerica Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Iowa	100% Transamerica Corporation	Insurance company
Transamerica Corporation	Delaware	100% AEGON International B.V.	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance
Transamerica Pyramid Properties LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Realty limited liability company
Transamerica Redwood Park, LLC	Delaware	Sole Member - Transamerica Corporation	Hold property interests in Redwood Park in California
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services
Transamerica Ventures, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
US PENG, INC.	Delaware	Sole Member: AEGON Levensverzekering N.V.	Energy investment strategy
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	Iowa	100% Transamerica Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non- AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (69.15%); Transamerica Financial Life Insurance Company (16.58%); Transamerica Pacific Insurance Company, Ltd. (14.27%). Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

Item 27.   Number of Contract Owners

As of February 29, 2021, there were 7,740 Contract owners for the WRL Freedom Premier and 322 Contract owners for the WRL Freedom Premier II.

Item 28.   Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29	Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A, Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II, Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, Transamerica Variable Funds, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer

Joe Boan	(1)	Director, Chairman of the Board, Chief Executive Officer and President

Doug Hellerman	(3)	Chief Compliance Officer and Vice President

Gregory E. Miller-Breetz	(1)	Secretary

(1)	100 Light Street, Floor B1, Baltimore, MD 21202
(2)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(3)	1801 California Street, Suite 5200, Denver, CO 80202

(c)     Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$14,570,124	0	0	0

(1)     Fiscal Year 2020

Item 30. Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31. Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32. Undertakings

(a)

Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Contract may be accepted.

(b)

Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c)

Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica at the address or phone number listed in the Prospectus.

(d)

Transamerica Life Insurance Company hereby represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Life Insurance Company.

SECTION 403(B) REPRESENTATIONS

Transamerica Life Insurance Comapny represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

TEXAS ORP REPRESENTATION

The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) – (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that if meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Denver and State of Colorado, on this 28th day of April, 2021.

WRL SERIES ANNUITY ACCOUNT Registrant

TRANSAMERICA LIFE INSURANCE COMPANY Depositor

*
Blake S. Bostwick
Director, Chief Executive Officer and President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

* Blake S. Bostwick	Director, Chief Executive Officer and President	April 28, 2021

* Fred Gingerich	Director, Chairman of the Board, Controller, Assistant Treasurer and Vice President	April 28, 2021

* Karyn Polak	Director, General Counsel, Secretary and Senior Vice President	April 28, 2021

* David Schulz	Director, Chief Tax Officer and Senior Vice President	April 28, 2021

* C. Michiel van Katwijk	Director, Chief Financial Officer, Executive Vice President and Treasurer	April 28, 2021

/s/Brian Stallworth	Assistant Secretary	April 28, 2021
Brian Stallworth

*By: Brian Stallworth – Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.